                              ANNUAL REPORT


                          THE PHOENIX
                                  EDGE
                                    SERIES FUND

                            DECEMBER 31, 2000



                    [Phoenix Logo] WEALTH MANAGEMENT-SM-

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Phoenix-Aberdeen International Series.....................................    2

Phoenix-Aberdeen New Asia Series..........................................    9

Phoenix-Bankers Trust Dow 30 Series.......................................   15

Phoenix-Bankers Trust Nasdaq-100 Index-Registered Trademark- Series.......   20

Phoenix-Duff & Phelps Real Estate Securities Series.......................   25

Phoenix-Engemann Capital Growth Series....................................   30

Phoenix-Engemann Nifty Fifty Series.......................................   35

Phoenix-Engemann Small & Mid-Cap Growth Series............................   39

Phoenix-Federated U.S. Government Bond Series.............................   44

Phoenix-Goodwin Money Market Series.......................................   48

Phoenix-Goodwin Multi-Sector Fixed Income Series..........................   53

Phoenix-Hollister Value Equity Series.....................................   60

Phoenix-J.P. Morgan Research Enhanced Index Series........................   66

Phoenix-Janus Equity Income Series........................................   74

Phoenix-Janus Flexible Income Series......................................   79

Phoenix-Janus Growth Series...............................................   83

Phoenix-Morgan Stanley Focus Equity Series................................   87

Phoenix-Oakhurst Balanced Series..........................................   93

Phoenix-Oakhurst Growth and Income Series.................................  101

Phoenix-Oakhurst Strategic Allocation Series..............................  108

Phoenix-Sanford Bernstein Global Value Series.............................  116

Phoenix-Sanford Bernstein Mid-Cap Value Series............................  124

Phoenix-Sanford Bernstein Small-Cap Value Series..........................  129

Phoenix-Seneca Mid-Cap Growth Series......................................  134

Phoenix-Seneca Strategic Theme Series.....................................  140

Notes to Financial Statements.............................................  145

     Not FDIC Insured           No Bank Guarantee           May Lose Value

                     PHOENIX-ABERDEEN INTERNATIONAL SERIES

INVESTOR PROFILE

    The Fund is appropriate for investors seeking high total return consistent with reasonable risk by investing primarily in an internationally diversified portfolio of equity securities. The Fund essentially focuses on quality companies with strong management, solid growth prospects and attractive relative valuations. Investors should note that foreign investments pose added risks such as currency fluctuation, less public disclosure, as well as economic and political risks.

INVESTMENT ADVISER'S REPORT

    For the year ended December 31, 2000, the Fund returned a negative 15.81% compared with a return of minus 13.96% for the benchmark index the MSCI EAFE Index(1). All performance figures assume reinvestment of distributions.

    International markets have endured a difficult year in 2000, giving back much of the gains made in 1999. Although several of the markets were only marginally down in local terms, the strength of the dollar has exacerbated these losses for U.S. investors, with the rest of the world's major currencies depreciating significantly against the greenback during the year. Despite a late recovery the euro fell over 6.3% in the year, while the British pound and Japanese yen fared even worse, declining 7.7% and 11.6%, respectively. The equity markets have been extremely volatile, with technology and telecommunications stocks suffering a dramatic reversal of fortunes after the success of 1999. Our holdings in blue-chip communications companies, such as Nortel (Canada), Nokia (Finland), Ericsson (Sweden), NTT (Japan) and Vodafone
(UK), suffered badly in this period. All these companies are major components of their respective countries' stock market indexes, and as such, they contributed significantly to the decline in both international markets and the value of the Fund.

OUTLOOK

    In a surprise early move, the U.S. Federal Reserve cut interest rates by 50 basis points in the period between its December 2000 and January 2001 meetings. The initial euphoria following the Fed rate cut has died down, but the move marks the beginning of a period of sustained monetary easing that is likely to extend on a global basis to encompass Europe and much of Asia. Most previous instances of monetary loosening have nearly always been associated with strong rallies in the U.S. equity market over the following three months and thereafter. This time the profile may be a little different, given the major U.S. imbalances and the fact that the S&P Composite 500 Index(2) actually rallied throughout the whole tightening process (courtesy of the techs) and was only marginally below the all-time high as recently as September.

    The Fed has effectively acknowledged that it will now do whatever is necessary to try to restore confidence and prevent the U.S. economic slowdown turning into a real recession. Economic and corporate news flow will continue to be poor for a while yet, but the prospect of 150-200 basis points of rate cuts over a six-month time span and a likely substantial fiscal stimulus (tax cuts) should eventually encourage investors to look forward to economic recovery in the second half of the year. In the near term, how quickly the Fed moves will to a large extent be dictated by the deterioration in economic numbers and how the financial markets react in upcoming weeks. This will likely remain a trader's market, therefore, with extreme volatility continuing until signs of a recovery emerge (such as a turn in the Organization for Economic Cooperation and Development's leading indicators, National Association of Purchasing Management's survey, etc). Additionally there are still many more downgrades to come.

    Elsewhere, markets remain in thrall to U.S. developments, although the economic outlook for the UK and Europe is still relatively bright. Rate cuts are now expected in both the UK and Europe; 12-month money is nearly 50 basis points below UK base rates and 30 basis points below the European repo rate. With oil prices falling, inflation contained, much lower-than-expected bond yields and GDP growth that is expected to hold up relatively well (with added fiscal support), the domestic backgrounds remain propitious. Even so, little progress can be expected until the U.S. economic and stock market outlooks improve. Pacific Asia and emerging markets both rallied strongly on the U.S. interest rate cut but in the past they have shown themselves to be highly correlated to world economic growth rather than simply to interest rate cuts.

    Japan's economic outlook and high level of government debt continue to deter foreign investors from returning to the market. A weak currency (even falling against the dollar) is undoubtedly helpful to prevent an even sharper slowdown but is another negative for overall returns. Self-help by Japanese companies remains the main avenue for stock selection gains.

    Given the scale and speed of the U.S. economic slowdown and the dramatic nature of the about turn in the Fed's stance, investors may well await confirmation that belief in a recovery will be well founded. Lower rates and substantial fiscal loosening should ensure that this becomes evident in lead indicators, but in the near term, investors will take little on trust. Volatility will remain a key feature over the next few months, but taking a longer time scale, a recession remains unlikely and current uncertainties should ease. Equities, therefore remain the asset of choice for 2001, in our opinion.

(1) The MSCI EAFE Index measures foreign stock total-return performance.

(2) The S&P 500 Index measures broad stock market total-return performance.

    The indices are unmanaged and not available for direct investment.

                     PHOENIX-ABERDEEN INTERNATIONAL SERIES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     INTERNATIONAL SERIES  MSCI EAFE INDEX*
90                $10,000           $10,000
91                $11,967           $11,250
92                $10,434            $9,916
93                $14,444           $13,183
94                $14,448           $14,245
95                $15,834           $15,891
96                $18,786           $16,902
97                $21,049           $17,249
98                $26,927           $20,756
99                $34,868           $26,423
00                $29,354           $22,735

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/00

                                                      1 YEAR    5 YEARS  10 YEARS
---------------------------------------------------------------------------------
International Series                                  (15.81)%   13.14%    11.37%
---------------------------------------------------------------------------------
MSCI EAFE Index*                                      (13.96)%    7.43%     8.56%
---------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/90. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

* The Morgan Stanley Capital International EAFE Index is an unmanaged, commonly used measure of foreign stock fund performance which includes net dividends reinvested. Total return figures are net of foreign withholding taxes. The EAFE index is an aggregate of 19 individual country indexes in Europe, Australia, New Zealand and the Far East.

                     PHOENIX-ABERDEEN INTERNATIONAL SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000


                                                                            SHARES       VALUE
                                                                          ----------  ------------
FOREIGN COMMON STOCKS -- 96.5%
AUSTRALIA--1.0%
  QBE Insurance Group Ltd. (Insurance (Property-Casualty))..............
                                                                             440,000  $  2,417,945
                                                                                      ------------
BRAZIL--0.3%
  Tele Norte Leste Participacoes SA ADR (Telecommunications (Long
    Distance))..........................................................      32,000       730,000
                                                                                      ------------
CANADA--1.7%
  Bombardier, Inc. Class B (Aerospace/Defense)..........................     140,000     2,157,775
  Nortel Networks Corp. (Communications Equipment)......................      60,000     1,923,750
                                                                                      ------------
                                                                                         4,081,525
                                                                                      ------------
DENMARK--1.7%
  Danske Bank A/S (Banks (Money Center))................................     226,841     4,080,321
                                                                                      ------------
FRANCE--10.3%
  Alcatel SA Class A (Communications Equipment).........................      58,758     3,337,457
  Assurances Generales de France (Insurance (Multi-Line))...............
                                                                              65,909     4,578,991
  Aventis SA (Health Care (Drugs-Major Pharmaceuticals))................
                                                                              54,067     4,746,103
  Castorama Dubois Investissement SA (Retail (Building Supplies)).......
                                                                               8,750     2,267,308
  Club Mediterranee SA (Lodging-Hotels).................................      32,291     2,755,743
  Havas Advertising SA (Services (Advertising/ Marketing))..............
                                                                             117,140     1,693,633
  L'Air Liquide SA (Chemicals (Specialty))..............................      11,866     1,770,197
  L'Oreal SA (Household Products (Non-Durable)).........................      34,360     2,945,217
                                                                                      ------------
                                                                                        24,094,649
                                                                                      ------------
GERMANY--1.7%
  Deutsche Bank AG Registered Shares (Banks (Money Center)).............
                                                                              47,737     3,979,801
                                                                                      ------------
HONG KONG--1.3%
  Swire Pacific Ltd. Class B (Manufacturing (Diversified))..............
                                                                           3,500,000     3,051,317
                                                                                      ------------
INDIA--0.5%
  Videsh Sanchar Nigam Ltd. ADR (Telecommunications (Long Distance))....
                                                                              90,000     1,125,000
                                                                                      ------------
INDONESIA--0.2%
  PT Indonesian Satellite Corp. Tbk (Telecommunications (Long
    Distance))..........................................................     340,000       316,279
  PT Indosat (Persero) Tbk ADR (Telecommunications (Long Distance)).....
                                                                              15,000       137,812
                                                                                      ------------
                                                                                           454,091
                                                                                      ------------
ITALY--3.5%
  Riunione Adriatica di Sicurta SPA (Insurance (Multi-Line))............
                                                                             287,425     4,482,161
  San Paolo - IMI SPA (Banks (Money Center))............................     227,533     3,678,501
                                                                                      ------------
                                                                                         8,160,662
                                                                                      ------------
JAPAN--14.5%
  Asahi Glass Co. Ltd. (Chemicals (Specialty))..........................     233,000     1,923,984
  Canon, Inc. (Electronics (Component Distributors))....................      44,000     1,541,155
  Circle K Japan Co., Ltd. (Retail (Food Chains)).......................      51,000     1,795,271
  Fuji Photo Film Co., Ltd. (Leisure Time (Products))...................      67,000     2,804,378
  Hitachi Capital Corp. (Consumer Finance)..............................      83,000     1,580,779
  Kao Corp. (Household Products (Non-Durable))..........................      84,000     2,442,031
  Matsushita Electric Industrial Co. Ltd. (Electronics (Component
    Distributors))......................................................     100,000     2,390,542
  Murata Manufacturing Co., Ltd. (Electrical Equipment).................
                                                                              16,000     1,877,408

                                                                            SHARES       VALUE
                                                                          ----------  ------------
JAPAN--CONTINUED
  Nikko Securities Co., Ltd. (The) (Investment Banking/Brokerage).......
                                                                             215,000  $  1,666,155
  Nippon Telegraph & Telephone Corp. (Telecommunications (Long
    Distance))..........................................................       3,210     2,313,336
  Orix Corp. (Consumer Finance).........................................      16,000     1,605,604
  Rinnai Corp. (Household Furnishings & Appliances).....................      90,100     1,491,147
  Rohm Co., Ltd. (Electronics (Semiconductors)).........................       9,000     1,710,157
  Sankyo Co., Ltd. (Health Care (Drugs-Major Pharmaceuticals))..........
                                                                             121,000     2,903,152
  Sanwa Bank Ltd. (The) (Banks (Money Center))..........................     216,000     1,515,026
  Shin-Etsu Chemical Co., Ltd. (Chemicals (Specialty))..................
                                                                              62,000     2,388,791
  Uni-Charm Corp. (Household Products (Non-Durable))....................
                                                                              36,000     1,828,371
                                                                                      ------------
                                                                                        33,777,287
                                                                                      ------------
MALAYSIA--0.5%
  Malaysian Oxygen Berhad (Chemicals (Specialty)).......................     368,000       978,095
  Sime UEP Properties Berhad (Homebuilding).............................      94,000        95,483
                                                                                      ------------
                                                                                         1,073,578
                                                                                      ------------
MEXICO--1.0%
  Fomento Economico Mexicano SA de CV ADR (Beverages (Alcoholic)).......
                                                                              16,000       478,000
  Grupo Televisa SA GDR (Broadcasting (Television, Radio &
    Cable)) (b).........................................................      11,500       516,781
  Telefonos de Mexico SA de C.V. ADR Series L (Telecommunications (Long
    Distance))..........................................................      28,500     1,286,062
                                                                                      ------------
                                                                                         2,280,843
                                                                                      ------------
NETHERLANDS--13.4%
  ASM Lithography Holding NV (Equipment (Semiconductors))...............
                                                                              73,169     1,661,714
  CMG PLC (Computers (Software & Services)).............................     210,297     2,931,925
  DSM NV (Chemicals (Specialty))........................................      59,800     2,094,690
  Gucci Group (Textiles (Apparel))......................................      28,092     2,439,595
  Heineken NV (Beverages (Alcoholic))...................................      51,866     3,138,333
  IHC Caland NV (Oil & Gas (Drilling & Equipment))......................      47,333     2,221,914
  KPNQwest NV (Telephone) (b)...........................................      75,913     1,453,917
  Koninklijke (Royal) KPN NV (Telecommunications (Long Distance)).......
                                                                              83,150       957,075
  Koninklijke Ahold NV (Retail (Food Chains))...........................      77,678     2,505,789
  Royal Dutch Petroleum Co. (Oil (Domestic Integrated)).................
                                                                              62,241     3,813,440
  TNT Post Group NV (Air Freight).......................................     122,180     2,954,876
  United Pan-Europe Communications NV (Broadcasting (Television, Radio &
    Cable)).............................................................     162,992     1,664,901
  VNU NV (Publishing)...................................................      68,793     3,381,071
                                                                                      ------------
                                                                                        31,219,240
                                                                                      ------------
PHILIPPINES--0.2%
  Ayala Land, Inc. (Financial (Diversified))............................   4,840,000       522,719
                                                                                      ------------
POLAND--0.3%
  Telekomunikacja Polska SA GDR (Telecommunications (Long Distance))....
                                                                             116,900       797,842
                                                                                      ------------
PORTUGAL--1.2%
  Electricidade de Portugal SA (Electric Companies).....................     823,055     2,719,974
                                                                                      ------------
SINGAPORE--0.5%
  Singapore Airlines Ltd. (Airlines)....................................     120,000     1,190,291
                                                                                      ------------
SOUTH AFRICA--0.5%
  De Beers Centenary Linked Units (Metals Mining).......................      18,960       500,923

                       See Notes to Financial Statements

                     PHOENIX-ABERDEEN INTERNATIONAL SERIES

                                                                            SHARES       VALUE
                                                                          ----------  ------------
SOUTH AFRICA--CONTINUED
  MIH Ltd. (Broadcasting (Television, Radio & Cable)) (b)...............
                                                                              46,000  $    598,000
                                                                                      ------------
                                                                                         1,098,923
                                                                                      ------------
SOUTH KOREA--0.6%
  Pohang Iron & Steel Co., Ltd. (Iron & Steel)..........................      22,500     1,369,743
                                                                                      ------------
SPAIN--7.6%
  Altadis SA (Tobacco)..................................................     258,855     4,009,902
  Amadeus Global Travel Distribution SA (Services (Commercial &
    Consumer)) (b)......................................................     138,223     1,025,181
  Empresa Nacional de Electricidad SA (Electric Companies)..............
                                                                             188,207     3,207,050
  Grupo Dragados SA (Engineering & Construction)........................     168,000     1,829,619
  Repsol YPF SA (Oil & Gas (Refining & Marketing))......................     182,548     2,916,956
  Telefonica SA (Telecommunications (Long Distance)) (b)................
                                                                             222,167     3,671,010
  Terra Networks SA (Computers (Networking)) (b)........................     102,036     1,111,232
                                                                                      ------------
                                                                                        17,770,950
                                                                                      ------------
SWEDEN--4.2%
  Assa Abloy AB Class B (Machinery (Diversified)).......................     120,631     2,358,788
  Svenska Handelsbanken AB Class A (Banks (Money Center))...............
                                                                             208,013     3,560,383
  Telefonaktiebolaget LM Ericsson AB Class B (Communications
    Equipment)..........................................................     338,774     3,859,688
                                                                                      ------------
                                                                                         9,778,859
                                                                                      ------------
SWITZERLAND--7.7%
  Credit Suisse Group Registered Shares (Banks (Money Center))..........
                                                                              17,970     3,415,464
  Nestle SA Registered Shares (Foods)...................................       2,303     5,372,009
  Swiss Re Registered Shares (Insurance (Property-Casualty))............
                                                                               1,853     4,442,397
  Zurich Financial Services AG (Insurance (Multi-Line)).................
                                                                               7,851     4,733,371
                                                                                      ------------
                                                                                        17,963,241
                                                                                      ------------
TAIWAN--0.3%
  President Chain Store Corp. (Retail (Food Chains))....................     186,880       491,462
  Standard Foods Taiwan Ltd. GDR (Foods) (b)............................      67,110       115,765
                                                                                      ------------
                                                                                           607,227
                                                                                      ------------
THAILAND--0.3%
  BEC World Public Co., Ltd. (Entertainment)............................      42,200       214,015
  Hana Microelectronics Public Co., Ltd. (Electrical Equipment).........
                                                                             250,000       512,909
                                                                                      ------------
                                                                                           726,924
                                                                                      ------------
UNITED KINGDOM--21.5%
  3i Group PLC (Investment Banking/Brokerage)...........................     122,000     2,256,188
  Arm Holdings PLC (Electronics (Semiconductors)) (b)...................
                                                                             161,000     1,216,946
  AstraZeneca Group PLC (Health Care (Drugs-Major Pharmaceuticals)).....
                                                                              59,000     2,974,546

                                                                            SHARES       VALUE
                                                                          ----------  ------------
UNITED KINGDOM--CONTINUED
  BP Amoco PLC (Oil (Domestic Integrated))..............................     570,000  $  4,597,942
  Barclays PLC (Banks (Money Center))...................................      67,000     2,073,764
  CGNU PLC (Insurance (Multi-Line)).....................................     145,000     2,343,636
  CMG PLC (Computers (Software & Services)).............................      95,980     1,283,213
  Colt Telecom Group PLC (Telephone) (b)................................      50,000     1,075,542
  FirstGroup PLC (Services (Commercial & Consumer)).....................
                                                                             246,000       909,505
  GlaxoSmithKline PLC (Health Care (Drugs-Major
    Pharmaceuticals)) (b)...............................................      99,000     2,792,107
  HSBC Holdings PLC (Financial (Diversified))...........................     321,000     4,723,197
  Logica PLC (Computers (Software & Services))..........................     101,997     2,666,369
  Manchester United PLC (Entertainment).................................     271,430       928,513
  National Grid Group PLC (Electric Companies)..........................     230,000     2,090,659
  Reuters Group PLC (Publishing)........................................      92,000     1,557,086
  Royal Bank of Scotland Group PLC (Banks (Money Center))...............
                                                                              90,000     2,126,884
  Schroders PLC (Investment Banking/Brokerage)..........................      80,000     1,578,656
  Serco Group PLC (Services (Commercial & Consumer))....................
                                                                             260,000     2,068,177
  Shell Transport & Trading Co. PLC (Oil (Domestic Integrated)).........
                                                                             210,759     1,728,436
  Shire Pharmaceuticals Group PLC (Health Care (Diversified)) (b).......
                                                                             149,000     2,348,192
  Vodafone Group PLC (Telecommunications (Cellular/ Wireless))..........
                                                                           1,380,000     5,060,873
  WPP Group PLC (Services (Advertising/Marketing))......................     146,000     1,901,797
                                                                                      ------------
                                                                                        50,302,228
                                                                                      ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $224,402,436)....................................................   225,375,180
                                                                                      ------------
TOTAL LONG-TERM INVESTMENTS --96.5%
  (Identified cost $224,402,436)....................................................   225,375,180
                                                                                      ------------

                                                  STANDARD
                                                  & POOR'S                 PAR
                                                   RATING                 VALUE
                                                 (UNAUDITED)              (000)
                                     -----------------------------------  ------
SHORT-TERM OBLIGATIONS--4.8%
COMMERCIAL PAPER--4.8%
  Exxon Imperial U.S., Inc. 6.57%,
    1/2/01.........................  A-1+                                 $5,815     5,813,939
  Koch Industries, Inc. 6.45%,
    1/2/01.........................  A-1+                                  3,745     3,744,329
  Enterprise Funding Corp. 6.63%,
    1/10/01........................  A-1+                                  1,728     1,725,136
                                                                                  ------------
                                                                                    11,283,404
                                                                                  ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $11,283,404).................................................    11,283,404
                                                                                  ------------
TOTAL INVESTMENTS--101.3%
  (Identified cost $235,685,840)................................................   236,658,584(a)
  Other assets and liabilities, net--(1.3%).....................................    (3,049,338)
                                                                                  ------------
NET ASSETS--100.0%..............................................................  $233,609,246
                                                                                  ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $25,751,001 and gross depreciation of $25,907,841 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $236,815,424.
(b)  Non-income producing.

                       See Notes to Financial Statements

                     PHOENIX-ABERDEEN INTERNATIONAL SERIES

                            INDUSTRY DIVERSIFICATION
                       AS A PERCENTAGE OF TOTAL VALUE OF
                          TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)

          Aerospace/Defense..................................   1.0%
          Air Freight........................................   1.3
          Airlines...........................................   0.5
          Banks (Money Center)...............................  10.8
          Beverages (Alcoholic)..............................   1.6
          Broadcasting (Television, Radio & Cable)...........   1.2
          Chemicals (Specialty)..............................   4.1
          Communications Equipment...........................   4.1
          Computers (Networking).............................   0.5
          Computers (Software & Services)....................   3.1
          Consumer Finance...................................   1.4
          Electric Companies.................................   3.6
          Electronics (Component Distributors)...............   2.8
          Electronics (Semiconductors).......................   1.3
          Engineering & Construction.........................   0.8
          Entertainment......................................   0.5
          Equipment (Semiconductors).........................   0.7
          Financial (Diversified)............................   2.3
          Foods..............................................   2.4
          Health Care (Diversified)..........................   1.0
          Health Care (Drugs-Major Pharmaceuticals)..........   6.0
          Household Furnishings & Appliances.................   0.7
          Household Products (Non-Durable)...................   3.2
          Insurance (Multi-Line).............................   7.2
          Insurance (Property-Casualty)......................   3.0
          Investment Banking/Brokerage.......................   2.4
          Iron & Steel.......................................   0.6
          Leisure Time (Products)............................   1.2
          Lodging-Hotels.....................................   1.2
          Machinery (Diversified)............................   1.1
          Manufacturing (Diversified)........................   1.4
          Metals Mining......................................   0.2
          Oil & Gas (Drilling & Equipment)...................   1.0
          Oil & Gas (Refining & Marketing)...................   1.3
          Oil (Domestic Integrated)..........................   4.5
          Publishing.........................................   2.2
          Retail (Building Supplies).........................   1.0
          Retail (Food Chains)...............................   2.1
          Services (Advertising/Marketing)...................   1.6
          Services (Commercial & Consumer)...................   1.8
          Telecommunications (Cellular/Wireless).............   2.3
          Telecommunications (Long Distance).................   5.0
          Telephone..........................................   1.1
          Textiles (Apparel).................................   1.1
          Tobacco............................................   1.8
                                                               ----
                                                               100.0%
                                                               ====

                       See Notes to Financial Statements

                     PHOENIX-ABERDEEN INTERNATIONAL SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS
Investment securities at value (Identified cost
  $235,685,840).............................................  $ 236,658,584
Cash........................................................        220,144
Foreign currency at value (identified cost $307,166)........        307,070
Receivables
  Tax reclaim...............................................        232,959
  Dividends and interest....................................        100,829
  Fund shares sold..........................................         92,245
Prepaid expenses............................................          1,206
                                                              -------------
    Total assets............................................    237,613,037
                                                              -------------
LIABILITIES
Payables
  Fund shares repurchased...................................      3,167,435
  Investment securities purchased...........................        482,012
  Investment advisory fee...................................        147,738
  Financial agent fee.......................................         20,196
  Trustees' fee.............................................          2,180
Accrued expenses............................................        184,230
                                                              -------------
    Total liabilities.......................................      4,003,791
                                                              -------------
NET ASSETS..................................................  $ 233,609,246
                                                              =============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $ 228,719,007
  Distribution in excess of net investment income...........     (1,142,917)
  Accumulated net realized gain.............................      5,067,062
  Net unrealized appreciation...............................        966,094
                                                              -------------
NET ASSETS..................................................  $ 233,609,246
                                                              =============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................     17,633,817
                                                              =============
Net asset value and offering price per share................  $       13.25
                                                              =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
  Dividends.................................................  $    3,945,090
  Interest..................................................         635,091
  Foreign taxes withheld....................................        (384,762)
                                                              --------------
    Total investment income.................................       4,195,419
                                                              --------------
EXPENSES
  Investment advisory fee...................................       2,010,083
  Financial agent fee.......................................         267,774
  Custodian.................................................         309,905
  Printing..................................................         102,100
  Professional..............................................          27,650
  Trustees..................................................           5,715
  Miscellaneous.............................................          15,464
                                                              --------------
    Total expenses..........................................       2,738,691
                                                              --------------
NET INVESTMENT INCOME.......................................       1,456,728
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................      20,612,143
  Net realized loss on foreign currency transactions........        (635,544)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     (65,853,243)
  Net change in unrealized appreciation (depreciation) on
    foreign currency and foreign currency transactions......           2,868
                                                              --------------
NET LOSS ON INVESTMENTS.....................................     (45,873,776)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  (44,417,048)
                                                              ==============

                       See Notes to Financial Statements

                     PHOENIX-ABERDEEN INTERNATIONAL SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED         YEAR ENDED
                                                                  12/31/00           12/31/99
                                                              -----------------  ----------------
FROM OPERATIONS
  Net investment income (loss)..............................    $   1,456,728      $  2,057,132
  Net realized gain (loss)..................................       19,976,599        31,345,511
  Net change in unrealized appreciation (depreciation)......      (65,850,375)       35,701,086
                                                                -------------      ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................      (44,417,048)       69,103,729
                                                                -------------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................          (10,210)       (3,265,818)
  Net realized gains........................................      (19,858,699)      (36,259,691)
  In excess of net investment income........................       (1,078,925)       (1,780,524)
                                                                -------------      ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................      (20,947,834)      (41,306,033)
                                                                -------------      ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (10,617,484 and 3,885,702
    shares, respectively)...................................      165,343,109        62,660,967
  Net asset value of shares issued from reinvestment of
    distributions (1,515,915 and 2,492,331 shares,
    respectively)...........................................       20,947,834        41,306,033
  Cost of shares repurchased (11,896,749 and 4,632,721
    shares, respectively)...................................     (186,289,552)      (74,706,908)
                                                                -------------      ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................            1,391        29,260,092
                                                                -------------      ------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................      (65,363,491)       57,057,788
NET ASSETS
  Beginning of period.......................................      298,972,737       241,914,949
                                                                -------------      ------------
  END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF NET
    INVESTMENT INCOME OF ($1,142,917) AND ($1,446,518),
    RESPECTIVELY)...........................................    $ 233,609,246      $298,972,737
                                                                =============      ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                         YEAR ENDED DECEMBER 31,
                                        ---------------------------------------------------------
                                          2000         1999        1998        1997        1996
                                        ---------    --------    --------    --------    --------
Net asset value, beginning of
  period............................    $  17.19     $  15.46    $  14.53    $  14.52    $  12.70
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)......        0.08         0.23        0.12(1)     0.12(1)     0.11(1)
  Net realized and unrealized gain
    (loss)..........................       (2.77)        4.13        3.94        1.61        2.25
                                        --------     --------    --------    --------    --------
    TOTAL FROM INVESTMENT
      OPERATIONS....................       (2.69)        4.36        4.06        1.73        2.36
                                        --------     --------    --------    --------    --------
LESS DISTRIBUTIONS
  Dividends from net investment
    income..........................          --(2)     (0.25)         --       (0.22)      (0.19)
  Dividends from net realized
    gains...........................       (1.19)       (2.24)      (3.13)      (1.50)      (0.33)
  In excess of net investment
    income..........................       (0.06)       (0.14)         --          --       (0.02)
                                        --------     --------    --------    --------    --------
    TOTAL DISTRIBUTIONS.............       (1.25)       (2.63)      (3.13)      (1.72)      (0.54)
                                        --------     --------    --------    --------    --------
CHANGE IN NET ASSET VALUE...........       (3.94)        1.73        0.93        0.01        1.82
                                        --------     --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD......    $  13.25     $  17.19    $  15.46    $  14.53    $  14.52
                                        ========     ========    ========    ========    ========
Total return........................      (15.81)%      29.49%      27.92%      12.04%      18.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands).......................    $233,609     $298,973    $241,915    $194,108    $172,668
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses................        1.02%        1.01%       0.98%       1.01%       1.04%
  Net investment income.............        0.54%        0.81%       0.72%       0.72%       0.80%
Portfolio turnover rate.............          94%          79%         93%        184%        142%

(1) Computed using average shares outstanding.
(2) Amount is less than $0.01.

                       See Notes to Financial Statements

                        PHOENIX-ABERDEEN NEW ASIA SERIES

INVESTOR PROFILE

    The Fund is appropriate for investors seeking long-term capital appreciation by investing primarily in a diversified portfolio of equity securities in countries throughout Asia but excluding Japan. The Fund essentially focuses on quality companies with strong management, solid growth prospects and attractive relative valuations. Investors should note that foreign investments pose added risks such as currency fluctuation, less public disclosure, as well as economic and political risks.

INVESTMENT ADVISER'S REPORT

    For the 12 months ended December 31, 2000 the Fund returned (15.96%) compared with a return of (28.39%) for its benchmark index the MSCI AC Asia Pacific Ex. Japan Index.(1) All performance figures assume reinvestment of distributions.

    Asian economies began the year in a confident mood against a backdrop of economic expansion in the U.S., liquidity and strong export growth. The last quarter of 1999 had seen a particularly strong surge in equities generally, as optimism about the global "new economy" took rein. In the first quarter of 2000, technology valuations reached stratospheric heights, with local Asian stocks quickly re-rated. Indeed, almost any financial or retail stock with an Internet strategy prospered.

    Korea and Taiwan, two markets with a high exposure to the global electronics cycle through contract manufacturing, did best. With a boom in demand for D-RAM (Dynamic Random Access Memory) chips, investors saw stocks like Samsung Electronics and Taiwan Semiconductor as a cheap way to access a global supply chain. Investor confidence encouraged a lot of IPOs, often on start-up markets like Korea's Kosdaq.(2)

    Hong Kong also grabbed a large share of the market as companies rapidly re-invented to become e-commerce enterprises. Much of this was "hot money" driven by speculation rather than fundamentals. The culmination of this frenzy was arguably the emergence of PCCW, a then nine-month-old company that successfully bid for Cable & Wireless HKT, the local fixed line phone company. PCCW's inflated value, however, rested on no more than a promise to develop broadband media--and impeccable connections.

    After March the balance of risks began to shift quite dramatically as the valuations of leading global tech stocks no longer appeared supported by earnings. The influence of the Nasdaq,(3) though still powerful, was increasingly negative. Many of Asia's dot-com IPOs--on-line vendors, portals and so on--returned to earth once the true extent of demand became apparent. As in any start-up industry with low barriers to entry, overcrowding was the issue.

    Meanwhile, the collapse in D-RAM (Dynamic Random Access Memory) prices and slowing demand in the PC industry had rattled the chip foundries and related businesses. A slowdown in software, which had earlier benefited India (as a Y2k outsourcer), hit stocks there.

    Once these patterns became clear, a lot of regional money was re-directed to China, where hopes of renewed economic growth, early WTO membership and rumours of a merger of foreign and domestic boards, caused local 'B' shares to soar. But it was also the case that China, with its exchange controls became an unlikely safe haven. Hong Kong companies are, in our view, better run and more used to market competition. Real value was available in medium-sized companies--and often those unfairly stigmatised as "old economy." Indeed, this was the consistent appeal of the less fashionable markets across much of Southeast Asia.

    Collectively these markets--Indonesia, Thailand, Malaysia and the Philippines--were out of sorts because of weak banking sectors, inadequate legal systems (which had slowed bankruptcies and asset seizures) and inept government. Despite or because of this political risk, many companies looked cheap. We preferred those in areas exposed to the upturn in domestic demand, such as volume consumer goods distributors. The better-run banks were able to write back provisions for non-performing loans and increase organic growth.

    In Singapore, the government aggressively pushed deregulation and restructuring. As a result, companies became more focused on ways to improve shareholder returns. Share buy-backs, the unwinding of cross-holdings and issues of corporate governance were all embraced. On a risk-adjusted basis, this was one of the region's best markets.

OUTLOOK

    After the stunning gains made in 1999, the second half of 2000 saw optimism begin to drain from the region. The slow pace of micro sector reform, lack of political leadership and the persistent influence of vested interests were all cited by global investors preferring safety at home. In addition, external risks, including a rapidly slowing U.S. economy (weakening the demand for Asian goods), became a threat. The current mood is therefore gloomy. However, we do not believe it will be long lasting. For businesses that have taken steps to rationalize following the Asian crisis, today's price weakness looks overdone, especially against average GDP growth in the region of 4-5% forecast for this year.

(1) The MSCI AC Asia Pacific Ex. Japan Index measures Asian, excluding Japan stock market total-return performance.

(2) The Kosdaq measures Korean stock market total-return performance.

(3) The Nasdaq measures technology-oriented stock market total-return performance.

The indices are unmanaged and not available for direct investment.

                        PHOENIX-ABERDEEN NEW ASIA SERIES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         NEW ASIA SERIES  MSCI AC ASIA PACIFIC EX. JAPAN INDEX*
9/17/96          $10,000                                $10,000
96               $10,016                                $10,385
97                $6,772                                 $6,995
98                $6,471                                 $6,661
99                $9,768                                $10,341
00                $8,209                                 $7,405

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/00
                                                                         FROM
                                                                      INCEPTION
                                                                      9/17/96 TO
                                                              1 YEAR   12/31/00
--------------------------------------------------------------------------------
New Asia Series                                               (15.96)%    (4.50)%
--------------------------------------------------------------------------------
MSCI AC Asia Pacific Ex. Japan Index*                         (28.39)%    (6.77)%
--------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 9/17/96 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

* Morgan Stanley Capital International All Country Asia Pacific (excluding Japan) Index is a market-value weighted average of the performance of securities listed on the stock exchanges of 14 countries in Asia and the Pacific Basin. Performance is calculated on a total return basis, as reported by Frank Russell Company.

                        PHOENIX-ABERDEEN NEW ASIA SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000


                                                                            SHARES       VALUE
                                                                          ----------  -----------
FOREIGN COMMON STOCKS--95.5%
AUSTRALIA--12.5%
  Australian Gas Light Co., Ltd. (Natural Gas)..........................      35,000  $   247,451
  BRL Hardy Ltd. (Beverages (Alcoholic))................................      88,000      387,654
  Leighton Holdings Ltd. (Engineering & Construction)...................      60,000      210,367
  Pacifica Group Ltd. (Auto Parts & Equipment)..........................     100,000      175,973
  QBE Insurance Group Ltd. (Insurance (Property-Casualty))..............
                                                                              60,000      329,720
  Rio Tinto Ltd. (Metals Mining)........................................      20,000      327,130
                                                                                      -----------
                                                                                        1,678,295
                                                                                      -----------
HONG KONG--13.9%
  Asia Satellite Telecom Holdings Ltd. (Telephone)......................      46,500       96,578
  CDL Hotels International Ltd. (Lodging-Hotels)........................     213,605       10,406
  Cheung Kong (Holdings) Ltd. (Financial (Diversified)).................      28,000      358,081
  Dah Sing Financial Group (Banks (Major Regional)).....................      60,000      323,081
  Giordano International Ltd. (Retail (Specialty-Apparel))..............   1,000,000      461,544
  MTR Corp. Ltd. (Railroads)............................................      60,000      105,001
  Swire Pacific Ltd. Class B (Manufacturing (Diversified))..............
                                                                             600,000      523,083
                                                                                      -----------
                                                                                        1,877,774
                                                                                      -----------
INDIA--8.6%
  BSES Ltd. GDR (Electric Companies)....................................       9,000      121,500
  Gas Authority of India Ltd. GDR (Oil & Gas (Refining & Marketing))....
                                                                              50,000      312,500
  ICICI Ltd. ADR (Banks (Major Regional))...............................      20,000      210,000
  Mahanagar Telephone Nigam Ltd. GDR (Telephone)........................      32,000      252,800
  Videsh Sanchar Nigam Ltd. ADR (Telecommunications (Long Distance))....
                                                                              21,000      262,500
                                                                                      -----------
                                                                                        1,159,300
                                                                                      -----------
INDONESIA--4.9%
  PT Gudang Garam Tbk (Tobacco).........................................     165,000      221,705
  PT Indonesian Satellite Corp. Tbk (Telecommunications (Long
    Distance))..........................................................     200,000      186,046
  PT Unilever Indonesia Tbk (Household Products (Non-Durable))..........
                                                                             200,000      258,398
                                                                                      -----------
                                                                                          666,149
                                                                                      -----------
MALAYSIA--8.2%
  Carlsberg Brewery Malaysia Berhad (Beverages (Alcoholic)).............
                                                                             100,000      289,471
  Malaysian Oxygen Berhad (Chemicals (Specialty)).......................     125,000      332,233
  Public Bank Berhad (Banks (Major Regional))...........................     300,000      233,682
  Sime UEP Properties Berhad (Homebuilding).............................     250,000      253,945
                                                                                      -----------
                                                                                        1,109,331
                                                                                      -----------
PHILIPPINES--3.8%
  Ayala Land, Inc. (Financial (Diversified))............................   1,250,000      135,000
  Bank of The Philippine Islands (Banks (Major Regional))...............
                                                                             118,750      137,750
  La Tondena Distillers, Inc. (Beverages (Alcoholic))...................     400,000      244,000
                                                                                      -----------
                                                                                          516,750
                                                                                      -----------
SINGAPORE--18.9%
  City Developments Ltd. (Financial (Diversified))......................      60,000      278,542
  Oversea-Chinese Banking Corp. Ltd. (Banks (Major Regional))...........
                                                                              50,000      371,966
  Robinson & Co., Ltd. (Retail (Department Stores)).....................     120,000      289,268
  SMRT Corp. Ltd. (Railroads)...........................................     750,000      304,925
  Singapore Airlines Ltd. (Airlines)....................................      45,000      446,359
  Singapore Press Holdings Ltd. (Publishing (Newspapers))...............
                                                                              22,000      324,793
  United Overseas Bank Ltd. (Banks (Major Regional))....................      70,200      526,288
                                                                                      -----------
                                                                                        2,542,141
                                                                                      -----------

                                                                            SHARES       VALUE
                                                                          ----------  -----------
SOUTH KOREA--7.3%
  Korea Telecom Corp. (Telecommunications (Long Distance))..............
                                                                               8,000  $   423,715
  Pohang Iron & Steel Co., Ltd. (Iron & Steel)..........................       7,750      471,800
  Seoul City Gas Co., Ltd. (Natural Gas)................................       8,000       94,862
                                                                                      -----------
                                                                                          990,377
                                                                                      -----------
SRI LANKA--1.7%
  John Keells Holdings Ltd. (Beverages (Alcoholic)).....................     262,500      117,442
  National Development Bank Ltd. (Banks (Major Regional))...............
                                                                             210,000      106,650
                                                                                      -----------
                                                                                          224,092
                                                                                      -----------
TAIWAN--5.0%
  Bank Sinopac (Banks (Major Regional)) (b).............................     566,500      244,019
  President Chain Store Corp. (Retail (Food Chains))....................      81,760      215,015
  Standard Foods Taiwan Ltd. GDR (Foods) (b)............................      50,000       86,250
  Taiwan Secom (Services (Commercial & Consumer)).......................     146,250      134,835
                                                                                      -----------
                                                                                          680,119
                                                                                      -----------
THAILAND--5.8%
  BEC World Public Co., Ltd. (Entertainment)............................      34,000      172,430
  Hana Microelectronics Public Co., Ltd. (Electrical Equipment).........
                                                                             111,800      229,373
  PTT Exploration and Production Public Co. Ltd. (Oil & Gas (Exploration
    & Production))......................................................      55,000      128,054
  Phatra Insurance Public Co., Ltd. (Insurance (Property-Casualty)).....
                                                                              71,600      104,809
  Siam Makro Public Co. (Retail (Food Chains))..........................     122,800      147,201
                                                                                      -----------
                                                                                          781,867
                                                                                      -----------
UNITED KINGDOM--4.9%
  HSBC Holdings PLC (Financial (Diversified))...........................      31,000      456,134
  Rowe Evans Investments Group PLC (Agricultural Products)..............
                                                                             200,000      201,664
                                                                                      -----------
                                                                                          657,798
                                                                                      -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $14,668,238).....................................................   12,883,993
                                                                                      -----------
FOREIGN PREFERRED STOCKS--1.9%
SOUTH KOREA--1.9%
  Samsung Electronics (Household Furnishings & Appliances)..............
                                                                               4,750      259,091
                                                                                      -----------
TOTAL FOREIGN PREFERRED STOCKS
  (Identified cost $444,699)........................................................      259,091
                                                                                      -----------
TOTAL LONG-TERM INVESTMENTS--97.4%
  (Identified cost $15,112,937).....................................................   13,143,084
                                                                                      -----------

                                                  STANDARD
                                                  & POOR'S                 PAR
                                                   RATING                 VALUE
                                                 (UNAUDITED)              (000)
                                     -----------------------------------  ------
SHORT-TERM OBLIGATIONS--2.1%
COMMERCIAL PAPER--2.1%
  Koch Industries, Inc. 6.45%,
    1/2/01.........................  A-1+                                 $  275      274,951
                                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $274,951)....................................................      274,951
                                                                                  -----------
TOTAL INVESTMENTS--99.5%
  (Identified cost $15,387,888).................................................   13,418,035(a)
  Other assets and liabilities, net--0.5%.......................................       70,149
                                                                                  -----------
NET ASSETS--100.0%..............................................................  $13,488,184
                                                                                  ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,409,492 and gross depreciation of $3,411,720 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $15,420,263.
(b)  Non-income producing.

                       See Notes to Financial Statements

                        PHOENIX-ABERDEEN NEW ASIA SERIES

                            INDUSTRY DIVERSIFICATION
                       AS A PERCENTAGE OF TOTAL VALUE OF
                          TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)

          Agricultural Products..............................   1.5%
          Airlines...........................................   3.4
          Auto Parts & Equipment.............................   1.3
          Banks (Major Regional).............................  16.4
          Beverages (Alcoholic)..............................   7.9
          Chemicals (Specialty)..............................   2.5
          Electric Companies.................................   0.9
          Electrical Equipment...............................   1.7
          Engineering & Construction.........................   1.6
          Entertainment......................................   1.3
          Financial (Diversified)............................   9.3
          Foods..............................................   0.7
          Homebuilding.......................................   1.9
          Household Furnishings & Appliances.................   2.0
          Household Products (Non-Durable)...................   2.0
          Insurance (Property-Casualty)......................   3.3
          Iron & Steel.......................................   3.6
          Lodging-Hotels.....................................   0.1
          Manufacturing (Diversified)........................   4.0
          Metals Mining......................................   2.5
          Natural Gas........................................   2.6
          Oil & Gas (Exploration & Production)...............   1.0
          Oil & Gas (Refining & Marketing)...................   2.4
          Publishing (Newspapers)............................   2.5
          Railroads..........................................   3.1
          Retail (Department Stores).........................   2.2
          Retail (Food Chains)...............................   2.8
          Retail (Specialty-Apparel).........................   3.5
          Services (Commercial & Consumer)...................   1.0
          Telecommunications (Long Distance).................   6.6
          Telephone..........................................   2.7
          Tobacco............................................   1.7
                                                               ----
                                                               100.0%
                                                               ====

                       See Notes to Financial Statements

                        PHOENIX-ABERDEEN NEW ASIA SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS
Investment securities at value (Identified cost
  $15,387,888)..............................................  $  13,418,035
Cash........................................................         64,129
Foreign currency at value (Identified cost $58,277).........         54,251
Receivables
  Dividends and interest....................................         22,855
  Receivable from adviser...................................         11,345
  Fund shares sold..........................................          2,760
Prepaid expenses............................................             19
                                                              -------------
    Total assets............................................     13,573,394
                                                              -------------
LIABILITIES
Payables
  Fund shares repurchased...................................         20,113
  Financial agent fee.......................................          6,838
  Trustees' fee.............................................            397
Accrued expenses............................................         57,862
                                                              -------------
    Total liabilities.......................................         85,210
                                                              -------------
NET ASSETS..................................................  $  13,488,184
                                                              =============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $  16,674,113
  Undistributed net investment income.......................         82,172
  Accumulated net realized loss.............................     (1,293,882)
  Net unrealized depreciation...............................     (1,974,219)
                                                              -------------
NET ASSETS..................................................  $  13,488,184
                                                              =============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................      1,806,667
                                                              =============
Net asset value and offering price per share................  $        7.47
                                                              =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
  Dividends.................................................  $     598,961
  Interest..................................................         26,557
  Foreign taxes withheld....................................        (30,873)
                                                              -------------
    Total investment income.................................        594,645
                                                              -------------
EXPENSES
  Investment advisory fee...................................        161,837
  Financial agent fee.......................................         82,162
  Custodian.................................................         73,504
  Professional..............................................         29,514
  Printing..................................................         22,997
  Trustees..................................................          9,359
  Excise tax................................................          2,004
  Miscellaneous.............................................          9,164
                                                              -------------
    Total expenses..........................................        390,541
    Less expenses borne by investment adviser...............       (188,245)
                                                              -------------
    Net expenses............................................        202,296
                                                              -------------
NET INVESTMENT INCOME.......................................        392,349
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................      1,338,726
  Net realized loss on foreign currency transactions........             (6)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     (4,412,309)
  Net change in unrealized appreciation (depreciation) on
    foreign currency and foreign currency transactions......         (4,365)
                                                              -------------
NET LOSS ON INVESTMENTS.....................................     (3,077,954)
                                                              -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  (2,685,605)
                                                              =============

                       See Notes to Financial Statements

                        PHOENIX-ABERDEEN NEW ASIA SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED         YEAR ENDED
                                                                  12/31/00           12/31/99
                                                              -----------------  ----------------
FROM OPERATIONS
  Net investment income (loss)..............................     $   392,349       $   196,115
  Net realized gain (loss)..................................       1,338,720           748,664
  Net change in unrealized appreciation (depreciation)......      (4,416,674)        4,529,777
                                                                 -----------       -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................      (2,685,605)        5,474,556
                                                                 -----------       -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................        (436,041)         (136,615)
                                                                 -----------       -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................        (436,041)         (136,615)
                                                                 -----------       -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,832,384 and 2,129,247
    shares, respectively)...................................      15,800,361        16,715,248
  Net asset value of shares issued from reinvestment of
    distributions (56,410 and 16,687 shares,
    respectively)...........................................         436,041           136,615
  Cost of shares repurchased (2,029,290 and 1,750,867
    shares, respectively)...................................     (17,464,953)      (13,861,863)
                                                                 -----------       -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................      (1,228,551)        2,990,000
                                                                 -----------       -----------
  NET INCREASE (DECREASE) IN NET ASSETS.....................      (4,350,197)        8,327,941
NET ASSETS
  Beginning of period.......................................      17,838,381         9,510,440
                                                                 -----------       -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $82,172 AND $135,265, RESPECTIVELY)....     $13,488,184       $17,838,381
                                                                 ===========       ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                            YEAR ENDED DECEMBER 31,                   FROM INCEPTION
                                               --------------------------------------------------       9/17/96 TO
                                                  2000        1999          1998          1997           12/31/96
                                               ----------  ----------     ---------     ---------     --------------
Net asset value, beginning of period.........     $9.16       $6.13          $6.44         $9.96          $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...............      0.22        0.11(4)        0.13(4)       0.15            0.05
  Net realized and unrealized gain (loss)....     (1.67)       3.00          (0.41)        (3.36)          (0.04)
                                                -------     -------        -------       -------         -------
    TOTAL FROM INVESTMENT OPERATIONS.........     (1.45)       3.11          (0.28)        (3.21)           0.01
                                                -------     -------        -------       -------         -------
LESS DISTRIBUTIONS
  Dividends from net investment income.......     (0.24)      (0.08)         (0.03)        (0.15)          (0.05)
  Dividends from net realized gains..........        --          --             --         (0.01)             --
  In excess of net investment income.........        --          --             --         (0.10)             --
  Tax return of capital......................        --          --             --         (0.05)             --
                                                -------     -------        -------       -------         -------
    TOTAL DISTRIBUTIONS......................     (0.24)      (0.08)         (0.03)        (0.31)          (0.05)
                                                -------     -------        -------       -------         -------
CHANGE IN NET ASSET VALUE....................     (1.69)       3.03          (0.31)        (3.52)          (0.04)
                                                -------     -------        -------       -------         -------
NET ASSET VALUE, END OF PERIOD...............     $7.47       $9.16          $6.13         $6.44         $  9.96
                                                =======     =======        =======       =======         =======
Total return.................................    (15.96)%     50.96%         (4.44)%      (32.39)%          0.16%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)........   $13,488     $17,838         $9,510       $10,017         $11,585
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1)......................      1.25%       1.25%          1.25%         1.25%           1.25%(2)
  Net investment income......................      2.42%       1.49%          2.09%         1.63%           2.40%(2)
Portfolio turnover rate......................        60%         35%            46%           27%              2%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.41%, 2.39%, 2.50%, 2.00% and 2.87% for the periods ended December 31, 2000, 1999,
    1998, 1997 and 1996, respectively.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.

                       See Notes to Financial Statements

                      PHOENIX-BANKERS TRUST DOW 30 SERIES

INVESTOR PROFILE

    The Fund is appropriate for an investor who seeks to track the total return of the Dow Jones Industrial Average-Registered Trademark-(1) before fund expenses.

INVESTMENT ADVISOR'S REPORT

    The fourth quarter of 2000 capped off one of the worst years for the U.S. equity market. After declining 1.28% for the quarter, the Dow Jones Industrial Average-Registered Trademark-(1) registered a loss of 4.65% for the year 2000, its biggest annual decline since 1981.

    For the quarter, the best performing Dow stocks were Caterpillar, up 52.6%, Philip Morris, up 49.5% and International Paper, up 42.3%. These defensive stocks greatly helped dampen the weakness stemming from technology and telecommunications stocks. The worst Dow performers were AT&T, down 40.5%, Hewlett-Packard, down 34.9% and Microsoft, down 28.1%.

OUTLOOK

    The U.S. economy is losing momentum at an increasing rate. Consumer spending is slipping, firms are slowing their capital investment, household confidence is off the peaks and the labor market, though still drum tight, is losing vigor. What began as a gradual and welcome moderation from a frenetic rate of growth has abruptly cumulated into a sharp slowing that threatens the viability of the economic expansion. Real GDP decelerated to about a 2% annual growth pace in the second half of 2000, and we expect it to downshift further in early 2001 to a 1%-2% rate.

    The odds of an outright recession have risen to 35%-40%. Even in our base-case scenario, growth will be decidedly below trend, resulting in a noticeable loosening of labor market conditions. Underlying wage and price pressures will likely continue to build modestly through mid-2001, before the slowdown currently underway takes hold and eases resource constraints, capping the wage/price uptick. We expect activity to pick up late this year and into 2002 under the combined effects of monetary (and possibly fiscal) easing, declining energy prices and improved financial market conditions. In short, the economy is likely to rebound as the factors that have been responsible for its recent weakening turn around.

    The rapidly deteriorating economic backdrop, coupled with weakening financial market signals, prompted the Federal Reserve's aggressive 50 basis point intermeeting interest rate cut.

    The Fed clearly signaled their willingness to do whatever they can to guard against downside risks to the economy. They'll continue to ease even in the face of tight labor markets and some wage/price pressure because they believe these strains will unwind as demand weakens.

    We expect another 100 basis points of rate cuts by mid-year, bringing the funds rate down to 5%, as growth slows to a 1%-2% pace. If the economy weakens further and a recession ensues, additional rate cuts would quickly be forthcoming. In our central scenario, the Fed easing cycle would largely be complete by mid-year as the economy (and financial markets) show signs of stabilizing, and a package of fiscal easing is enacted.

    Equity markets face a key tug of war between the near-term prospect of continued weakness in economic activity/profits and the prospect of a rebound later this year and in 2002 as monetary/fiscal easing kicks in. If our base-case outlook for growth pans out, equity markets may be close to discounting all the bad news, and could begin to look ahead to better times.

    Historically, equity markets have often tended to regain traction within six months of the beginning of Fed easing cycles. If the economy enters into actual recession, however, investors would likely have to lower their near-term sights even further, and push out the date of eventual revival.

    Perhaps even more important than the precise cyclical dynamics is the issue of the economy's trend growth. We are relatively sanguine that much of the pickup in trend productivity growth will persist. There are risks to this view, however, most notably some hints that the underlying rate of efficiency gains associated with information technology may be slipping a bit. If the U.S. is unable to return fully to its recently elevated trend rate of growth, the revival in the equity markets associated with any cyclical upswing would be considerably more limited.

(1) The Dow Jones Industrial Average measures large-cap stock total performance. The index is unmanaged and is not available for direct investment.

                      PHOENIX-BANKERS TRUST DOW 30 SERIES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          DOW 30 SERIES  DOW JONES INDUSTRIAL AVERAGE(1)
12/15/99        $10,000                          $10,000
12/31/99        $10,252                          $10,250
12/31/00         $9,682                           $9,773

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/00
                                                                      FROM
                                                                      INCEPTION
                                                                      12/15/99
                                                                       TO
                                                              1 YEAR  12/31/00
------------------------------------------------------------------------------
Dow 30 Index Series                                           (5.56)% (3.04)%
------------------------------------------------------------------------------
Dow Jones Industrial Average(1)                               (4.65)% (2.18)%
------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/15/99 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

(1) The Dow Jones Industrial Average measures large-cap stock performance. The index is unmanaged and is not available for direct investment.

                      PHOENIX-BANKERS TRUST DOW 30 SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000


                                                                             SHARES       VALUE
                                                                            --------  --------------
COMMON STOCKS--97.6%
AEROSPACE/DEFENSE--3.9%
  Boeing Co. (The)........................................................    9,135    $   602,910
                                                                                       -----------
ALUMINUM--2.0%
  Alcoa, Inc..............................................................    9,135        306,022
                                                                                       -----------
AUTOMOBILES--3.0%
  General Motors Corp.....................................................    9,135        465,314
                                                                                       -----------
BEVERAGES (NON-ALCOHOLIC)--3.6%
  Coca-Cola Co. (The).....................................................    9,135        556,664
                                                                                       -----------
CHEMICALS--2.8%
  Du Pont (E.I.) de Nemours & Co..........................................    9,135        441,335
                                                                                       -----------
COMPUTERS (HARDWARE)--6.9%
  Hewlett-Packard Co......................................................    9,135        288,323
  International Business Machines Corp....................................    9,135        776,475
                                                                                       -----------
                                                                                         1,064,798
                                                                                       -----------
COMPUTERS (SOFTWARE & SERVICES)--2.6%
  Microsoft Corp. (b).....................................................    9,135        396,231
                                                                                       -----------
ELECTRICAL EQUIPMENT--2.8%
  General Electric Co.....................................................    9,135        437,909
                                                                                       -----------
ELECTRONICS (SEMICONDUCTORS)--1.8%
  Intel Corp..............................................................    9,135        274,621
                                                                                       -----------
ENTERTAINMENT--1.7%
  Walt Disney Co. (The)...................................................    9,135        264,344
                                                                                       -----------
FINANCIAL (DIVERSIFIED)--8.9%
  American Express Co.....................................................    9,135        501,854
  Citigroup, Inc..........................................................    9,135        466,456
  Morgan (J.P.) & Co., Inc................................................    2,469        408,619
                                                                                       -----------
                                                                                         1,376,929
                                                                                       -----------
HEALTH CARE (DIVERSIFIED)--6.2%
  Johnson & Johnson.......................................................    9,135        959,746
                                                                                       -----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--5.5%
  Merck & Co., Inc........................................................    9,135        855,264
                                                                                       -----------
HOUSEHOLD PRODUCTS (NON-DURABLE)--4.6%
  Procter & Gamble Co. (The)..............................................    9,135        716,527
                                                                                       -----------
MACHINERY (DIVERSIFIED)--2.8%
  Caterpillar, Inc........................................................    9,135        432,200
                                                                                       -----------
MANUFACTURING (DIVERSIFIED)--14.5%
  Honeywell International, Inc............................................    9,135        432,200
  Minnesota Mining and Manufacturing Co...................................    9,135      1,100,768
  United Technologies Corp................................................    9,135        718,239
                                                                                       -----------
                                                                                         2,251,207
                                                                                       -----------
OIL (INTERNATIONAL INTEGRATED)--5.1%
  Exxon Mobil Corp........................................................    9,135        794,174
                                                                                       -----------

                                                                             SHARES       VALUE
                                                                            --------  --------------
PAPER & FOREST PRODUCTS--2.4%
  International Paper Co..................................................    9,135    $   372,822
                                                                                       -----------
PHOTOGRAPHY/IMAGING--2.3%
  Eastman Kodak Co........................................................    9,135        359,691
                                                                                       -----------
RESTAURANTS--2.0%
  McDonald's Corp.........................................................    9,135        310,590
                                                                                       -----------
RETAIL (BUILDING SUPPLIES)--2.7%
  Home Depot, Inc. (The)..................................................    9,135        417,355
                                                                                       -----------
RETAIL (GENERAL MERCHANDISE)--3.1%
  Wal-Mart Stores, Inc....................................................    9,135        485,297
                                                                                       -----------
TELECOMMUNICATIONS (LONG DISTANCE)--1.0%
  AT&T Corp...............................................................    9,135        158,150
                                                                                       -----------
TELEPHONE--2.8%
  SBC Communications, Inc.................................................    9,135        436,196
                                                                                       -----------
TOBACCO--2.6%
  Philip Morris Cos., Inc.................................................    9,135        401,940
                                                                                       -----------
TOTAL COMMON STOCKS
  (Identified cost $15,526,511).....................................................    15,138,236
                                                                                       -----------
UNIT INVESTMENT TRUSTS--0.7%
  Diamonds Trust, Series I................................................    1,023        109,237
                                                                                       -----------
TOTAL UNIT INVESTMENT TRUSTS
  (Identified cost $109,122)........................................................       109,237
                                                                                       -----------
TOTAL LONG-TERM INVESTMENTS--98.3%
  (Identified cost $15,635,633).....................................................    15,247,473
                                                                                       -----------

                                                                STANDARD      PAR
                                                                & POOR'S     VALUE
                                                                 RATING      (000)
                                                              ------------  --------
SHORT-TERM OBLIGATIONS--1.1%
REPURCHASE AGREEMENT--1.0%
  State Street Bank & Trust Co. repurchase agreement 2%,
    dated 12/29/00 due 1/2/01, repurchase price $156,035,
    collateralized by U.S. Treasury Note 6.875%, 5/15/06,
    market value $163,464...................................                 $  156        156,000
                                                                                       -----------
U.S. GOVERNMENT SECURITIES--0.1%
  U.S. Treasury Bill, 5.90%, 3/8/01(c)......................  AAA                10          9,897
                                                                                       -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $165,892)........................................................       165,897
                                                                                       -----------
TOTAL INVESTMENTS--99.4%
  (Identified cost $15,801,525).....................................................    15,413,370(a)
  Other assets and liabilities, net--0.6%...........................................        89,543
                                                                                       -----------
NET ASSETS--100.0%..................................................................   $15,502,913
                                                                                       ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,661,727 and gross depreciation of $2,082,558 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purpose was $15,834,201.
(b)  Non-income producing.
(c)  All or a portion segregated as collateral.

                       See Notes to Financial Statements

                      PHOENIX-BANKERS TRUST DOW 30 SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS
Investment securities at value (Identified cost
  $15,801,525)..............................................  $  15,413,370
Cash........................................................            818
Receivables
  Investment securities sold................................      1,048,019
  Fund shares sold..........................................        164,443
  Dividends and interest....................................         13,800
  Receivable from adviser...................................          1,372
                                                              -------------
    Total assets............................................     16,641,822
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased...........................      1,096,731
  Fund shares repurchased...................................            784
  Financial agent fee.......................................          7,720
  Trustees' fee.............................................            397
  Variation margin from future contracts....................          1,120
Accrued expenses............................................         32,157
                                                              -------------
    Total liabilities.......................................      1,138,909
                                                              -------------
NET ASSETS..................................................  $  15,502,913
                                                              =============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $  15,666,051
  Undistributed net investment income.......................          3,974
  Accumulated net realized gain.............................        221,803
  Net unrealized depreciation...............................       (388,915)
                                                              -------------
NET ASSETS..................................................  $  15,502,913
                                                              =============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................      1,638,593
                                                              =============
Net asset value and offering price per share................  $        9.46
                                                              =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
  Dividends.................................................  $     183,300
  Interest..................................................          5,113
                                                              -------------
    Total investment income.................................        188,413
                                                              -------------
EXPENSES
  Investment advisory fee...................................         41,645
  Financial agent fee.......................................         83,684
  Professional..............................................         28,988
  Custodian.................................................         11,069
  Printing..................................................          9,943
  Trustees..................................................          5,715
  Miscellaneous.............................................          9,093
                                                              -------------
    Total expenses..........................................        190,137
    Less expenses borne by investment adviser...............       (130,625)
                                                              -------------
    Net expenses............................................         59,512
                                                              -------------
NET INVESTMENT INCOME.......................................        128,901
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................        434,329
  Net realized loss on futures contracts....................        (14,712)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................       (504,411)
                                                              -------------
NET LOSS ON INVESTMENTS.....................................        (84,794)
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $      44,107
                                                              =============

                       See Notes to Financial Statements

                      PHOENIX-BANKERS TRUST DOW 30 SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                             FROM INCEPTION
                                                               YEAR ENDED     12/15/99 TO
                                                                12/31/00        12/31/99
                                                              ------------  ----------------
FROM OPERATIONS
  Net investment income (loss)..............................  $   128,901     $     6,093
  Net realized gain (loss)..................................      419,617           4,506
  Net change in unrealized appreciation (depreciation)......     (504,411)        115,496
                                                              -----------     -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................       44,107         126,095
                                                              -----------     -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................     (125,001)         (6,019)
  Net realized gains........................................     (202,320)             --
                                                              -----------     -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................     (327,321)         (6,019)
                                                              -----------     -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,185,431 and 501,651
    shares, respectively)...................................   11,115,022       5,016,781
  Net asset value of shares issued from reinvestment of
    distributions (34,377 and 590 shares, respectively).....      327,321           6,019
  Cost of shares repurchased (83,455 and 1 shares,
    respectively)...........................................     (799,084)             (8)
                                                              -----------     -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................   10,643,259       5,022,792
                                                              -----------     -----------
  NET INCREASE (DECREASE) IN NET ASSETS.....................   10,360,045       5,142,868
NET ASSETS
  Beginning of period.......................................    5,142,868              --
                                                              -----------     -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $3,974 AND $74, RESPECTIVELY)..........  $15,502,913     $ 5,142,868
                                                              ===========     ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                             FROM INCEPTION
                                                               YEAR ENDED     12/15/99 TO
                                                                12/31/00        12/31/99
                                                              ------------  ----------------
Net asset value, beginning of period........................  $     10.24     $     10.00
INCOME FROM INVESTMENT OPERATIONS(4)
  Net investment income (loss)..............................         0.08            0.01
  Net realized and unrealized gain (loss)...................        (0.65)           0.24
                                                              -----------     -----------
    TOTAL FROM INVESTMENT OPERATIONS........................        (0.57)           0.25
                                                              -----------     -----------
LESS DISTRIBUTIONS
  Dividends from net investment income......................        (0.08)          (0.01)
  Dividends from net realized gains.........................        (0.13)             --
                                                              -----------     -----------
    TOTAL DISTRIBUTIONS.....................................        (0.21)          (0.01)
                                                              -----------     -----------
CHANGE IN NET ASSET VALUE...................................        (0.78)           0.24
                                                              -----------     -----------
NET ASSET VALUE, END OF PERIOD..............................  $      9.46     $     10.24
                                                              ===========     ===========
Total return................................................        (5.56)%          2.52%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................      $15,503          $5,143
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3).....................................         0.50%           0.50%(1)
  Net investment income.....................................         1.08%           2.75%(1)
Portfolio turnover rate.....................................           93%              1%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.60% and 7.81% for the periods ended December 31, 2000, and 1999, respectively.
(4) Per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

                       See Notes to Financial Statements

      PHOENIX-BANKERS TRUST NASDAQ 100 INDEX-Registered Trademark- SERIES

    The fourth quarter of 2000 capped off one of the worst years for the US equity market. After declining 34.4% for the quarter, the Nasdaq 100 Index(1) registered a loss of 36.8% for the year 2000, its biggest ever annual decline.

    For the quarter, top-performing Nasdaq 100 stocks were Adelphia Communications, up 87.3%, Peoplesoft, up 33.1% and Paccar, up 32.9%. The worst performing stocks included Inktomi, down 84.3%, CMGI, down 80.0% and Real Networks, down 78.1%.

    The annual Nasdaq 100 Index rebalance occurred on December 15, 2000 with a total of 12 names deleted from and added to the index. Some of the more prominent changes included the additions of Inktomi, Check Point Software and IDEC Pharmaceuticals while some of the deletions included Legato Systems, Adaptec and Northwest Airlines.

(1) The Nasdaq 100 Index measures technology-oriented stock total-return performance. The index is unmanaged and is not available for direct investment.

      PHOENIX-BANKERS TRUST NASDAQ-100 INDEX-REGISTERED TRADEMARK- SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000


                                                                               SHARES         VALUE
                                                                            ------------  --------------
COMMON STOCKS--94.3%
BIOTECHNOLOGY--8.9%
  Abgenix, Inc. (b).......................................................         269      $   15,888
  Amgen, Inc. (b).........................................................       1,670         106,776
  Biogen, Inc. (b)........................................................         630          37,839
  Chiron Corp. (b)........................................................         928          41,296
  Genzyme Corp. (b)......................................................          379          34,086
  Human Genome Sciences, Inc. (b).........................................         422          29,250
  IDEC Pharmaceuticals Corp. (b)..........................................         181          34,311
  Immunex Corp. (b).......................................................       2,570         104,406
  MedImmune, Inc. (b)....................................................          782          37,292
  Millennium Pharmaceuticals, Inc. (b)....................................         808          49,995
                                                                                            ----------
                                                                                               491,139
                                                                                            ----------
BROADCASTING (TELEVISION, RADIO & CABLE)--2.4%
  Adelphia Communications Corp. Class A (b)...............................         495          25,554
  Comcast Corp. Special Class A (b).......................................       1,483          61,915
  EchoStar Communications Corp. (b).......................................         841          19,133
  USA Networks, Inc. (b)..................................................       1,208          23,480
                                                                                            ----------
                                                                                               130,082
                                                                                            ----------
COMMUNICATIONS EQUIPMENT--12.7%
  ADC Telecommunications, Inc. (b)........................................       3,330          60,356
  CIENA Corp. (b).........................................................       1,180          95,875
  Comverse Technology, Inc. (b)...........................................         593          64,415
  JDS Uniphase Corp. (b)..................................................       3,253         135,609
  Metromedia Fiber Network, Inc. (b).....................................        1,833          18,559
  PanAmSat Corp. (b)......................................................         700          24,281
  QUALCOMM, Inc. (b)......................................................       3,131         257,329
  Tellabs, Inc. (b).......................................................         812          45,878
                                                                                            ----------
                                                                                               702,302
                                                                                            ----------
COMPUTERS (HARDWARE)--6.6%
  Apple Computer, Inc. (b)................................................       1,572          23,383
  Dell Computer Corp. (b).................................................       3,339          58,224
  Juniper Networks, Inc. (b)..............................................         724          91,269
  Palm, Inc. (b)..........................................................       1,857          52,576
  Sun Microsystems, Inc. (b)..............................................       4,915         137,006
                                                                                            ----------
                                                                                               362,458
                                                                                            ----------
COMPUTERS (NETWORKING)--7.6%
  3Com Corp. (b)..........................................................         616           5,236
  Cisco Systems, Inc. (b).................................................       8,905         340,616
  Network Appliance, Inc. (b)............................................        1,147          73,623
                                                                                            ----------
                                                                                               419,475
                                                                                            ----------
COMPUTERS (SOFTWARE & SERVICES)--25.3%
  Adobe Systems, Inc......................................................         817          47,539
  Ariba, Inc. (b).........................................................         803          43,061
  At Home Corp. Series A (b)..............................................         868           4,801
  BEA Systems, Inc. (b)...................................................       1,222          82,256
  BMC Software, Inc. (b)..................................................         648           9,072
  BroadVision, Inc. (b)...................................................       1,013          11,966
  CMGI, Inc. (b)..........................................................       1,208           6,757
  CNET Networks, Inc. (b).................................................         540           8,640
  Citrix Systems, Inc. (b)................................................         764          17,190
  Compuware Corp. (b).....................................................         781           4,881
  eBay, Inc. (b)..........................................................         693          22,869
  Electronic Arts, Inc. (b)...............................................         462          19,693
  Exodus Communications, Inc. (b).........................................       1,592          31,840
  i2 Technologies, Inc. (b)...............................................       1,510          82,106
  Inktomi Corp. (b).......................................................         361           6,453
  Intuit, Inc. (b)........................................................         901          35,533
  Mercury Interactive Corp. (b)...........................................         299          26,985
  Microsoft Corp. (b).....................................................       6,365         276,082
  Novell, Inc. (b)........................................................       1,365           7,124

                                                                               SHARES         VALUE
                                                                            ------------  --------------
COMPUTERS (SOFTWARE & SERVICES)--CONTINUED
  Oracle Corp. (b)........................................................       8,096      $  235,290
  Parametric Technology Corp. (b).........................................       1,283          17,240
  PeopleSoft, Inc. (b)....................................................       1,399          52,025
  Rational Software Corp. (b).............................................         685          26,672
  RealNetworks, Inc. (b)..................................................         515           4,474
  Siebel Systems, Inc. (b)...............................................        1,745         118,006
  VERITAS Software Corp. (b)..............................................       1,387         121,363
  VeriSign, Inc. (b)......................................................         646          47,925
  Yahoo!, Inc. (b)........................................................         931          27,988
                                                                                            ----------
                                                                                             1,395,831
                                                                                            ----------
ELECTRICAL EQUIPMENT--1.0%
  Molex, Inc..............................................................         336          11,928
  Sanmina Corp. (b).......................................................         564          43,217
                                                                                            ----------
                                                                                                55,145
                                                                                            ----------
ELECTRONICS (SEMICONDUCTORS)--14.5%
  Altera Corp. (b)........................................................       1,934          50,888
  Applied Micro Circuits Corp. (b)........................................       1,190          89,306
  Atmel Corp. (b).........................................................       1,213          14,101
  Conexant Systems, Inc. (b)..............................................         929          14,283
  Intel Corp..............................................................       8,175         245,761
  Linear Technology Corp..................................................       1,468          67,895
  Maxim Integrated Products, Inc. (b).....................................       1,380          65,981
  Microchip Technology, Inc. (b)..........................................         344           7,547
  PMC-Sierra, Inc. (b)....................................................         612          48,119
  QLogic Corp. (b)........................................................         324          24,948
  RF Micro Devices, Inc. (b)..............................................         640          17,560
  SDL, Inc. (b)...........................................................         314          46,531
  Vitesse Semiconductor Corp. (b).........................................         675          37,336
  Xilinx, Inc. (b)........................................................       1,517          69,972
                                                                                            ----------
                                                                                               800,228
                                                                                            ----------
EQUIPMENT (SEMICONDUCTORS)--2.2%
  Applied Materials, Inc. (b).............................................       1,455          55,563
  Broadcom Corp. Class A (b)..............................................         484          40,656
  KLA-Tencor Corp. (b)....................................................         782          26,344
                                                                                            ----------
                                                                                               122,563
                                                                                            ----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.6%
  Biomet, Inc.............................................................         833          33,060
                                                                                            ----------
PAPER & FOREST PRODUCTS--0.2%
  Smurfit-Stone Container Corp. (b).......................................         828          12,368
                                                                                            ----------
RESTAURANTS--0.7%
  Starbucks Corp. (b)....................................................          902          39,914
                                                                                            ----------
RETAIL (GENERAL MERCHANDISE)--0.6%
  Costco Wholesale Corp. (b)..............................................         818          32,669
                                                                                            ----------
RETAIL (HOME SHOPPING)--0.2%
  Amazon.com, Inc. (b)....................................................         820          12,761
                                                                                            ----------
RETAIL (SPECIALTY)--0.8%
  Bed Bath & Beyond, Inc. (b).............................................       1,320          29,535
  Staples, Inc. (b).......................................................       1,057          12,486
                                                                                            ----------
                                                                                                42,021
                                                                                            ----------
SERVICES (ADVERTISING/MARKETING)--0.4%
  TMP Worldwide, Inc......................................................         362          19,910
                                                                                            ----------
SERVICES (COMMERCIAL & CONSUMER)--1.9%
  Cintas Corp.............................................................         702          37,338
  Gemstar-TV Guide International, Inc. (b)................................       1,491          68,772
                                                                                            ----------
                                                                                               106,110
                                                                                            ----------

                       See Notes to Financial Statements

      PHOENIX-BANKERS TRUST NASDAQ-100 INDEX-REGISTERED TRADEMARK- SERIES

                                                                               SHARES         VALUE
                                                                            ------------  --------------
SERVICES (DATA PROCESSING)--2.2%
  Concord EFS, Inc. (b)...................................................         845      $   37,127
  Fiserv, Inc. (b)........................................................         537          25,474
  Paychex, Inc............................................................       1,225          59,566
                                                                                            ----------
                                                                                               122,167
                                                                                            ----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--3.0%
  Nextel Communications, Inc. Class A (b).................................       3,244          80,289
  VoiceStream Wireless Corp. (b)..........................................         847          85,229
                                                                                            ----------
                                                                                               165,518
                                                                                            ----------
TELECOMMUNICATIONS (LONG DISTANCE)--2.2%
  Level 3 Communications, Inc. (b)........................................         885          29,039
  McLeodUSA, Inc. Class A (b).............................................       1,685          23,801
  WorldCom, Inc. (b)......................................................       3,593          50,527
  Xo Communications, Inc. (b).............................................       1,022          18,204
                                                                                            ----------
                                                                                               121,571
                                                                                            ----------
TRUCKS & PARTS--0.3%
  PACCAR, Inc.............................................................         297          14,627
                                                                                            ----------
TOTAL COMMON STOCKS
  (Identified cost $7,569,864)..........................................................     5,201,919
                                                                                            ----------
FOREIGN COMMON STOCKS--2.9%
COMMUNICATIONS EQUIPMENT--0.8%
  Telefonaktiebolaget LM Ericsson AB ADR (Sweden).........................       3,699          41,383
                                                                                            ----------
COMPUTERS (SOFTWARE & SERVICES)--1.3%
  Check Point Software Technologies Ltd. (Israel) (b).....................         530          70,788
                                                                                            ----------
ELECTRICAL EQUIPMENT--0.8%
  Flextronics International Ltd. (Singapore) (b)..........................       1,584          45,144
                                                                                            ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $182,688)............................................................       157,315
                                                                                            ----------

                                                                               SHARES         VALUE
                                                                            ------------  --------------
UNIT INVESTMENT TRUSTS--0.8%
  Nasdaq - 100 Shares (b).................................................         728      $   42,497
                                                                                            ----------
TOTAL UNIT INVESTMENT TRUSTS
  (Identified cost $44,162).............................................................        42,497
                                                                                            ----------
TOTAL LONG-TERM INVESTMENTS --98.0%
  (Identified cost $7,796,714)..........................................................     5,401,731
                                                                                            ----------

                                                                                PAR
                                                                               VALUE
                                                                               (000)
                                                                            ------------
SHORT-TERM OBLIGATIONS--3.8%
REPURCHASE AGREEMENT--3.6%
  State Street Bank & Trust Co. repurchase agreement 2% dated 12/29/00, due 1/2/01, repurchase price $202,045, collateralized by U.S. Treasury
    Note 6.875%, 5/15/06, market value $207,055...........................    $    202         202,000
                                                                                            ----------
U.S. GOVERNMENT SECURITIES--0.2%
  U.S. Treasury Bill 5.90%, 3/8/01(c).....................................          10           9,897
                                                                                            ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $211,892)............................................................       211,897
                                                                                            ----------
TOTAL INVESTMENTS --101.8%
  (Identified cost $8,008,606)..........................................................     5,613,628(a)
  Other assets and liabilities, net--(1.8%).............................................       (98,731)
                                                                                            ----------
NET ASSETS--100.0%......................................................................    $5,514,897
                                                                                            ==========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $149,774 and gross depreciation of $2,653,180 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $8,117,034.
(b)  Non-income producing.
(c)  All or portion segregated as collateral.

                       See Notes to Financial Statements

      PHOENIX-BANKERS TRUST NASDAQ 100 INDEX-REGISTERED TRADEMARK- SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS
Investment securities at value (Identified cost
  $8,008,606)...............................................  $   5,613,628
Cash........................................................            574
Receivables
  Investment securities sold................................        137,874
  Receivable from advisor...................................         39,183
  Fund shares sold..........................................         36,883
  Interest and dividends....................................            359
                                                              -------------
    Total assets............................................      5,828,501
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased...........................        273,862
  Fund shares repurchased...................................             61
  Financial agent fee.......................................          6,846
  Variation margin for future contracts.....................            910
  Trustees' fee.............................................            191
Accrued expenses............................................         31,734
                                                              -------------
    Total liabilities.......................................        313,604
                                                              -------------
NET ASSETS..................................................  $   5,514,897
                                                              =============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $   8,165,985
  Accumulated net realized loss.............................       (253,385)
  Net unrealized depreciation...............................     (2,397,703)
                                                              -------------
NET ASSETS..................................................  $   5,514,897
                                                              =============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................        872,314
                                                              =============
Net asset value and offering price per share................  $        6.32
                                                              =============

STATEMENT OF OPERATIONS
FROM INCEPTION AUGUST 15, 2000 TO DECEMBER 31, 2000

INVESTMENT INCOME
  Interest..................................................  $       3,576
  Dividends.................................................            761
                                                              -------------
    Total investment income.................................          4,337
                                                              -------------
EXPENSES
  Investment advisory fee...................................          7,489
  Financial agent fee.......................................         29,585
  Professional..............................................         24,233
  Custodian.................................................         11,798
  Printing..................................................          3,678
  Trustees..................................................          2,568
  Miscellaneous.............................................          4,831
                                                              -------------
    Total expenses..........................................         84,182
    Less expenses borne by investment advisor...............        (73,485)
                                                              -------------
    Net expenses............................................         10,697
                                                              -------------
NET INVESTMENT LOSS.........................................         (6,360)
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................       (247,670)
  Net realized loss on futures contracts....................         (5,715)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     (2,397,703)
                                                              -------------
NET LOSS ON INVESTMENTS.....................................     (2,651,088)
                                                              -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  (2,657,448)
                                                              =============

                       See Notes to Financial Statements

      PHOENIX-BANKERS TRUST NASDAQ 100 INDEX-REGISTERED TRADEMARK- SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                               FROM INCEPTION
                                                                 8/15/00 TO
                                                                  12/31/00
                                                              ----------------
FROM OPERATIONS
  Net investment income (loss)..............................    $    (6,360)
  Net realized gain (loss)..................................       (253,385)
  Net change in unrealized appreciation (depreciation)......     (2,397,703)
                                                                -----------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................     (2,657,448)
                                                                ===========
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (913,029 shares)............      8,539,279
  Cost of shares repurchased (40,715 shares)................       (366,934)
                                                                -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................      8,172,345
                                                                -----------
  NET INCREASE (DECREASE) IN NET ASSETS.....................      5,514,897
NET ASSETS
  Beginning of period.......................................             --
                                                                -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $0)....................................    $ 5,514,897
                                                                ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                               FROM INCEPTION
                                                                 8/15/00 TO
                                                                  12/31/00
                                                              ----------------
Net asset value, beginning of period........................    $     10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................          (0.01)
  Net realized and unrealized gain (loss)...................          (3.67)
                                                                -----------
    TOTAL FROM INVESTMENT OPERATIONS........................          (3.68)
                                                                -----------
CHANGE IN NET ASSET VALUE...................................          (3.68)
                                                                -----------
NET ASSET VALUE, END OF PERIOD..............................    $      6.32
                                                                ===========
Total return................................................         (36.78)%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................         $5,515
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3).....................................           0.50%(1)
  Net investment income (loss)..............................          (0.30)%(1)
Portfolio turnover..........................................             50%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment advisor had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.93% for the period ended December 31, 2000.

                       See Notes to Financial Statements

              PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

INVESTMENT OBJECTIVE

    Phoenix-Duff & Phelps Real Securities Series seeks capital appreciation and current income by investing primarily in equity real estate investment trusts (REITs). It is suitable for investors seeking portfolio diversification through investments in real estate assets. Investors should note that REITs involve certain risks, including refinancing, economic impact on the industry, changes in the value of REIT-owned property, dependency on management skills, and risks similar to those linked to small-company investing.

INVESTMENT ADVISER'S REPORT

    Phoenix-Duff & Phelps Real Estate Securities Series returned 30.78% for the 12 months ended December 31, 2000 compared with a return of 26.36% for the NAREIT Total Return Equity Index(1) for the same period. All performance figures assume the reinvestment of distributions.

    As the sector experienced positive fund flows, our bias towards the best of the large-cap, high quality, growth-oriented REITs has helped us deliver very strong returns relative to our benchmark and peers. We look for sound internal growth, a track record of recycling capital, and a focus on self-funding.

    Within our sector allocations, we reduced our investments in the health-care and specialty sectors to zero weight in the year and reduced our investments in the regional mall sector to an underweighted level at midyear. Retail holdings were reduced with the exception of Urban Shopping Centers. This turned out to be a good strategy as the retail sectors underpeformed.

    We remain overweighted in the apartments, office, and industrial sectors relative to the benchmark.

OUTLOOK

    In 2000 we witnessed a return by investors to more defensive investments. REITs and utilities benefited from the correction in the Nasdaq(2), and lower interest rates. Investors were seeking diversification in their portfolios and we think that will continue in 2001. As a result, expect positive fund flows into the sector to continue as investors favor visibility and predictability of earnings growth. Given the growing concern of an economic slowdown, interest rates could continue to come down in 2001, making the December 31, 2000 dividend yield for the NAREIT Equity Index of 7.52% even more compelling.

    If we have a slowdown, how will real estate, and equity REITs for that matter be impacted? Last year, we stated we were witnessing the emergence of a number of themes that were positive for equity REITs. One theme was the discipline provided by the capital markets to keep supply in balance with demand, particularly in markets where there are limited barriers to entry. As a result of this capital markets discipline, we expect any type of national economic slowdown to have less of an adverse impact on the real estate markets than it has had in the past. In addition, many leases in place today, particularly in markets with high barriers to entry where we have a bias, are at levels well below current market rents, providing upside for the landlords as leases expire even if market rents soften. We call this upside a loss-to-lease position.

    This capital markets discipline is lengthening the real estate cycle, in our view. Moderation is occurring in both the historical boom and bust portions, providing a smoothing effect. While it is likely to limit the attractive returns that have historically been available during the recovery period of the cycle, shorter and less intense cycles support the view of real estate as a stable core industry with a low risk profile.

    Recycling of capital by REITs has been increasing and should continue to do so. Successful recycling of capital leads to superior returns on invested capital, one of the key screens in our research process. However, do not expect those sectors where we are underweighted such as regional malls and shopping centers to be successful at recycling capital in 2001. A more frugal consumer will not help increase the value of retail space. We expect to remain overweighted in the apartment, industrial, and office sectors with a bias towards high barrier-to-entry markets and loss-to-lease positions.

(1) The NAREIT Total Return Equity Index measures the total-return performance of real estate investment trusts.

(2) The Nasdaq Index measures technology-oriented total-return performance.

The indices are unmanaged and are not available for direct investment.

              PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           REAL ESTATE     NAREIT TOTAL RETURN
        SECURITIES SERIES    EQUITY INDEX(1)
5/1/95            $10,000              $10,000
95                $11,779              $11,548
96                $15,677              $15,618
97                $19,134              $18,787
98                $15,079              $15,499
99                $15,799              $14,783
00                $20,661              $18,680

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/00

                                                                      FROM
                                                                     INCEPTION
                                                                     5/1/95
                                                               5       TO
                                                     1 YEAR  YEARS   12/31/00
-----------------------------------------------------------------------------
Real Estate Securities Series                        30.78%  11.89%    13.64%
-----------------------------------------------------------------------------
NAREIT Total Return Equity Index(1)                  26.36%  10.10%    11.64%
-----------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 5/1/95 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

(1) The NAREIT Total Return Equity Index measures the total-return performance of real estate investment trusts. The index is unmanaged and not available for direct investment.

              PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000


                                                                              SHARES        VALUE
                                                                            ----------  --------------
COMMON STOCKS--92.3%
REAL ESTATE INVESTMENT TRUSTS--92.3%
DIVERSIFIED--6.8%
  Vornado Realty Trust....................................................     62,100    $ 2,379,206
                                                                                         -----------
INDUSTRIAL/OFFICE--44.4%
INDUSTRIAL--13.5%
  CenterPoint Properties Corp.............................................     42,800      2,022,300
  First Industrial Realty Trust, Inc......................................     47,300      1,608,200
  ProLogis Trust..........................................................     47,200      1,050,200
                                                                                         -----------
                                                                                           4,680,700
                                                                                         -----------
MIXED--10.4%
  Duke-Weeks Realty Corp..................................................     66,690      1,642,241
  Reckson Associates Realty Corp..........................................     72,200      1,809,512
  Reckson Associates Realty Corp. Class B.................................      6,500        176,719
                                                                                         -----------
                                                                                           3,628,472
                                                                                         -----------
OFFICE--20.5%
  Alexandria Real Estate Equities, Inc....................................     10,000        371,875
  Boston Properties, Inc..................................................     55,000      2,392,500
  Equity Office Properties Trust..........................................     50,000      1,631,250
  SL Green Realty Corp....................................................     20,000        560,000
  Spieker Properties, Inc.................................................     43,700      2,190,463
                                                                                         -----------
                                                                                           7,146,088
                                                                                         -----------
TOTAL INDUSTRIAL/OFFICE...............................................................    15,455,260
                                                                                         -----------
RESIDENTIAL--26.4%
APARTMENTS--26.4%
  Apartment Investment & Management Co. Class A...........................     46,700      2,332,081
  Avalonbay Communities, Inc..............................................     40,900      2,050,112
  Equity Residential Properties Trust.....................................     14,900        824,156
  Essex Property Trust, Inc...............................................     43,500      2,381,625
  Smith (Charles E.) Residential Realty, Inc..............................     34,000      1,598,000
                                                                                         -----------
                                                                                           9,185,974
                                                                                         -----------
RETAIL--14.7%
REGIONAL MALLS--6.8%
  CBL & Associates Properties, Inc........................................     43,400      1,098,563
  General Growth Properties, Inc..........................................     27,000        977,063

                                                                              SHARES        VALUE
                                                                            ----------  --------------
REGIONAL MALLS--CONTINUED
  Macerich Co. (The)......................................................     15,800    $   303,163
                                                                                         -----------
                                                                                           2,378,789
                                                                                         -----------
SHOPPING CENTERS--7.9%
  Chelsea GCA Realty, Inc.................................................     34,700      1,279,563
  Kimco Realty Corp.......................................................     33,000      1,458,188
                                                                                         -----------
                                                                                           2,737,751
                                                                                         -----------
TOTAL RETAIL..........................................................................     5,116,540
                                                                                         -----------
TOTAL REAL ESTATE INVESTMENT TRUSTS
  (Identified cost $26,805,996).......................................................    32,136,980
                                                                                         -----------
REAL ESTATE OPERATING COMPANIES--0.0%
DIVERSIFIED--0.0%
  Vornado Operating, Inc. (b).............................................      3,110          6,414
                                                                                         -----------
TOTAL REAL ESTATE OPERATING COMPANIES
  (Identified cost $24,880)...........................................................         6,414
                                                                                         -----------
TOTAL COMMON STOCKS
  (Identified cost $26,830,876).......................................................    32,143,394
                                                                                         -----------

                                                                STANDARD
                                                                & POOR'S       PAR
                                                                 RATING       VALUE
                                                              (UNAUDITED)     (000)
                                                              ------------  ----------
SHORT-TERM OBLIGATIONS--7.1%
COMMERCIAL PAPER--7.1%
  Koch Industries, Inc. 6.45%, 1/2/01.......................  A-1+            $1,555       1,554,721
  Ford Motor Credit Co. 6.52%, 1/4/01.......................  A-1                910         909,501
                                                                                         -----------
                                                                                           2,464,222
                                                                                         -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $2,464,222)........................................................     2,464,222
                                                                                         -----------
TOTAL INVESTMENTS--99.4%
  (Identified cost $29,295,098).......................................................    34,607,616(a)
  Other assets and liabilities, net--0.6%.............................................       207,117
                                                                                         -----------
NET ASSETS--100.0%....................................................................   $34,814,733
                                                                                         ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,541,671 and gross depreciation of $229,651 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purpose was $29,295,596.
(b)  Non-income producing.

                       See Notes to Financial Statements

              PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS
Investment securities at value (Identified cost
  $29,295,098)..............................................  $34,607,616
Cash........................................................        3,218
Receivables
  Dividends and interest....................................      221,792
  Fund shares sold..........................................       42,182
  Receivable from adviser...................................          220
Prepaid expenses............................................          196
                                                              -----------
    Total assets............................................   34,875,224
                                                              -----------
LIABILITIES
Payables
  Fund shares repurchased...................................          635
  Financial agent fee.......................................        8,219
  Trustees' fee.............................................          398
Accrued expenses............................................       51,239
                                                              -----------
    Total liabilities.......................................       60,491
                                                              -----------
NET ASSETS..................................................  $34,814,733
                                                              ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $32,221,179
  Undistributed net investment income.......................      154,718
  Accumulated net realized loss.............................   (2,873,682)
  Net unrealized appreciation...............................    5,312,518
                                                              -----------
NET ASSETS..................................................  $34,814,733
                                                              ===========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................    2,270,916
                                                              ===========
Net asset value and offering price per share................  $     15.33
                                                              ===========

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
  Dividends.................................................  $ 1,558,252
  Interest..................................................      109,613
                                                              -----------
    Total investment income.................................    1,667,865
                                                              -----------
EXPENSES
  Investment advisory fee...................................      222,041
  Financial agent fee.......................................       93,081
  Professional..............................................       26,749
  Printing..................................................       24,957
  Custodian.................................................        7,445
  Trustees..................................................        7,208
  Miscellaneous.............................................        8,085
                                                              -----------
    Total expenses..........................................      389,566
    Less expenses borne by investment adviser...............      (93,574)
                                                              -----------
    Net expenses............................................      295,992
                                                              -----------
NET INVESTMENT INCOME.......................................    1,371,873
                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................      534,489
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    6,024,489
                                                              -----------
NET GAIN ON INVESTMENTS.....................................    6,558,978
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 7,930,851
                                                              ===========

                       See Notes to Financial Statements

              PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED      YEAR ENDED
                                                                 12/31/00        12/31/99
                                                              --------------  --------------
FROM OPERATIONS
  Net investment income (loss)..............................  $   1,371,873   $   1,514,953
  Net realized gain (loss)..................................        534,489      (3,294,671)
  Net change in unrealized appreciation (depreciation)......      6,024,489       2,940,274
                                                              -------------   -------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................      7,930,851       1,160,556
                                                              -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................     (1,261,215)     (1,470,893)
  Net realized gains........................................             --              --
                                                              -------------   -------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................     (1,261,215)     (1,470,893)
                                                              -------------   -------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (917,812 and 571,481 shares,
    respectively)...........................................     12,577,818       7,142,545
  Net asset value of shares issued from reinvestment of
    distributions (89,365 and 122,286 shares,
    respectively)...........................................      1,261,215       1,470,893
  Cost of shares repurchased (975,675 and 1,419,849 shares,
    respectively)...........................................    (13,043,694)    (17,361,135)
                                                              -------------   -------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................        795,339      (8,747,697)
                                                              -------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................      7,464,975      (9,058,034)
NET ASSETS
  Beginning of period.......................................     27,349,758      36,407,792
                                                              -------------   -------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $154,718 AND $44,060, RESPECTIVELY)....  $  34,814,733   $  27,349,758
                                                              =============   =============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                      YEAR ENDED
                                                                     DECEMBER 31,
                                            --------------------------------------------------------------
                                               2000          1999          1998         1997        1996
                                            ----------    ----------    ----------    --------    --------
Net asset value, beginning of period....     $ 12.21       $ 12.28       $ 16.38      $ 14.32     $ 11.33
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..........        0.63          0.65          0.78         0.50        0.50
  Net realized and unrealized gain
    (loss)..............................        3.07         (0.09)        (4.20)        2.62        3.14
                                             -------       -------       -------      -------     -------
    TOTAL FROM INVESTMENT OPERATIONS....        3.70          0.56         (3.42)        3.12        3.64
                                             -------       -------       -------      -------     -------
LESS DISTRIBUTIONS
  Dividends from net investment
    income..............................       (0.58)        (0.63)        (0.65)       (0.48)      (0.50)
  Dividends from net realized gains.....          --            --         (0.02)       (0.58)      (0.15)
  Tax return of capital.................          --            --         (0.01)          --          --
                                             -------       -------       -------      -------     -------
    TOTAL DISTRIBUTIONS.................       (0.58)        (0.63)        (0.68)       (1.06)      (0.65)
                                             -------       -------       -------      -------     -------
CHANGE IN NET ASSET VALUE...............        3.12         (0.07)        (4.10)        2.06        2.99
                                             -------       -------       -------      -------     -------
NET ASSET VALUE, END OF PERIOD..........     $ 15.33       $ 12.21       $ 12.28      $ 16.38     $ 14.32
                                             =======       =======       =======      =======     =======
Total return............................       30.78%         4.78%       (21.19)%      22.05%      33.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...     $34,815       $27,350       $36,408      $54,659     $22,710
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (1)................        1.00%         1.00%         1.00%        1.00%       1.00%
  Net investment income.................        4.63%         5.06%         5.07%        3.59%       4.36%
Portfolio turnover rate.................          26%           28%           18%          41%         21%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.32%, 1.31%, 1.01%, 1.07% and 1.43% for the periods ended December 31, 2000, 1999,
    1998, 1997 and 1996, respectively.

                       See Notes to Financial Statements

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

INVESTMENT OBJECTIVE

    The investment objective is long-term capital appreciation. Roger Engemann & Associates' investment approach applies a classic growth discipline that focuses on quality companies with consistent earnings growth, financial strength, and a favorable long-term outlook.

INVESTMENT ADVISER'S REPORT

    Phoenix-Engemann Capital Growth Series was down 17.77% compared with a negative return of 9.19% for the S&P 500 Index.* All performance figures assume reinvestment of dividends.

    A large part of the underperformance was due to our increased investment in the technology sector. We raised our technology exposure to the 48% range and included several faster growing technology companies. Over the last 12 months, we also reduced our exposure in the financial, consumer staples, and consumer cyclical sectors, while increasing investment in the energy and utilities sectors. Our move away from the financial and consumer area was principally due to our concerns about the prospect of higher interest rates and the impact on consumer spending. We raised our exposure to the energy sector due to accelerating earnings growth prospects of companies that are positioned to benefit from increasing natural gas prices.

OUTLOOK

    We have positioned the overall portfolio to benefit from the technological revolution we see before us. Just as the growth of the railroads in the late nineteenth century caused a cataclysmic change in the way companies and consumers operated, the growth of the Internet, software, and semiconductor areas are causing a similar cataclysmic transformation. The result of this change shows up in the high growth rates in the technology companies we own. We will continue to be heavily invested in technology for the foreseeable future to take advantage of this growth.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     CAPITAL GROWTH SERIES   S&P 500 IN-
                                 DEX*
90                 $10,000         $10,000
91                 $14,371         $13,054
92                 $15,850         $14,058
93                 $18,971         $15,464
94                 $19,252         $15,669
95                 $25,190         $21,546
96                 $28,359         $26,555
97                 $34,335         $35,417
98                 $44,640         $45,602
99                 $57,885         $55,240
00                 $47,597         $50,165

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/00

                                                   1 YEAR    5 YEARS  10 YEARS
------------------------------------------------------------------------------
Capital Growth Series                              (17.77)%   13.57%    16.88%
------------------------------------------------------------------------------
S&P 500 Index*                                      (9.19)%   18.42%    17.50%
------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/90. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

* The S&P 500 Index is an unmanaged, commonly used measure of total return stock market performance. The Index is not available for direct investment.

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000


                                                                               SHARES          VALUE
                                                                            ------------  ----------------
COMMON STOCKS--90.5%
BANKS (MAJOR REGIONAL)--1.1%
  Wells Fargo & Co........................................................     339,100     $   18,883,631
                                                                                           --------------
BIOTECHNOLOGY--0.9%
  Amgen, Inc. (b).........................................................      67,500          4,315,781
  Immunex Corp. (b).......................................................     287,000         11,659,375
                                                                                           --------------
                                                                                               15,975,156
                                                                                           --------------
BROADCASTING (TELEVISION, RADIO & CABLE)--0.6%
  AT&T Corp.- Liberty Media Corp. Class A (b).............................     691,000          9,371,687
                                                                                           --------------
COMMUNICATIONS EQUIPMENT--3.7%
  CIENA Corp. (b).........................................................     319,000         25,918,750
  Corning, Inc............................................................     210,900         11,138,156
  JDS Uniphase Corp. (b)..................................................     145,920          6,083,040
  Sycamore Networks, Inc. (b).............................................      40,550          1,510,487
  Tellabs, Inc. (b).......................................................     304,500         17,204,250
                                                                                           --------------
                                                                                               61,854,683
                                                                                           --------------
COMPUTERS (HARDWARE)--5.4%
  Brocade Communications Systems, Inc. (b)................................     373,440         34,286,460
  Juniper Networks, Inc. (b)..............................................      68,000          8,572,250
  Sun Microsystems, Inc. (b)..............................................   1,693,900         47,217,462
                                                                                           --------------
                                                                                               90,076,172
                                                                                           --------------
COMPUTERS (NETWORKING)--2.9%
  Cisco Systems, Inc. (b).................................................   1,287,850         49,260,262
                                                                                           --------------
COMPUTERS (PERIPHERALS)--4.3%
  EMC Corp. (b)...........................................................   1,083,950         72,082,675
                                                                                           --------------
COMPUTERS (SOFTWARE & SERVICES)--14.9%
  America Online, Inc. (b)................................................     270,700          9,420,360
  BEA Systems, Inc. (b)...................................................   1,357,850         91,400,278
  Exodus Communications, Inc. (b).........................................     148,600          2,972,000
  i2 Technologies, Inc. (b)...............................................     408,120         22,191,525
  Oracle Corp. (b)........................................................   1,863,400         54,155,062
  PeopleSoft, Inc. (b)....................................................     440,000         16,362,500
  Siebel Systems, Inc. (b)................................................     271,100         18,333,137
  VERITAS Software Corp. (b)..............................................     406,745         35,590,188
                                                                                           --------------
                                                                                              250,425,050
                                                                                           --------------
ELECTRICAL EQUIPMENT--3.4%
  General Electric Co.....................................................   1,016,700         48,738,056
  Solectron Corp. (b).....................................................     224,000          7,593,600
                                                                                           --------------
                                                                                               56,331,656
                                                                                           --------------
ELECTRONICS (SEMICONDUCTORS)--7.0%
  Applied Micro Circuits Corp. (b)........................................     440,620         33,067,154
  Celestica, Inc. (b).....................................................     152,000          8,246,000
  PMC-Sierra, Inc. (b)....................................................     135,780         10,675,703
  SDL, Inc. (b)...........................................................      67,220          9,961,164
  Texas Instruments, Inc..................................................     576,250         27,299,844
  Xilinx, Inc. (b)........................................................     609,450         28,110,881
                                                                                           --------------
                                                                                              117,360,746
                                                                                           --------------
ENTERTAINMENT--1.3%
  Time Warner, Inc........................................................     217,100         11,341,304
  Viacom, Inc. Class B(b).................................................     236,729         11,067,081
                                                                                           --------------
                                                                                               22,408,385
                                                                                           --------------
FINANCIAL (DIVERSIFIED)--6.9%
  American Express Co.....................................................     508,400         27,930,225
  Citigroup, Inc..........................................................   1,355,166         69,198,164
  Freddie Mac.............................................................     136,000          9,367,000
  Morgan Stanley Dean Witter & Co.........................................     115,500          9,153,375
                                                                                           --------------
                                                                                              115,648,764
                                                                                           --------------

                                                                               SHARES          VALUE
                                                                            ------------  ----------------
HEALTH CARE (DIVERSIFIED)--1.9%
  Bristol-Myers Squibb Co.................................................     237,200     $   17,537,975
  Johnson & Johnson.......................................................     136,000         14,288,500
                                                                                           --------------
                                                                                               31,826,475
                                                                                           --------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--8.2%
  Genentech, Inc. (b).....................................................     270,860         22,075,090
  Merck & Co., Inc........................................................     203,350         19,038,644
  Pfizer, Inc.............................................................   1,862,975         85,696,850
  Pharmacia Corp..........................................................     169,439         10,335,779
                                                                                           --------------
                                                                                              137,146,363
                                                                                           --------------
HEALTH CARE (GENERIC AND OTHER)--0.7%
  ALZA Corp. (b)..........................................................     271,000         11,517,500
                                                                                           --------------
HEALTH CARE (MANAGED CARE)--1.4%
  UnitedHealth Group, Inc.................................................     136,000          8,347,000
  Wellpoint Health Networks, Inc. (b).....................................     137,000         15,789,250
                                                                                           --------------
                                                                                               24,136,250
                                                                                           --------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.7%
  Medtronic, Inc..........................................................     473,950         28,614,731
                                                                                           --------------
INVESTMENT BANKING/BROKERAGE--1.5%
  Goldman Sachs Group, Inc. (The).........................................      61,000          6,523,188
  Merrill Lynch & Co., Inc................................................     271,500         18,512,906
                                                                                           --------------
                                                                                               25,036,094
                                                                                           --------------
MANUFACTURING (DIVERSIFIED)--5.1%
  Tyco International Ltd..................................................     883,300         49,023,150
  United Technologies Corp................................................     476,200         37,441,225
                                                                                           --------------
                                                                                               86,464,375
                                                                                           --------------
MANUFACTURING (SPECIALIZED)--0.3%
  Jabil Circuit, Inc. (b).................................................     202,900          5,148,588
                                                                                           --------------
NATURAL GAS--4.9%
  Coastal Corp. (The).....................................................     609,800         53,850,712
  Enron Corp..............................................................     338,800         28,162,750
                                                                                           --------------
                                                                                               82,013,462
                                                                                           --------------
OIL & GAS (DRILLING & EQUIPMENT)--1.2%
  Schlumberger Ltd........................................................     253,750         20,284,141
                                                                                           --------------
OIL & GAS (EXPLORATION & PRODUCTION)--4.3%
  Anadarko Petroleum Corp.................................................     203,000         14,429,240
  Burlington Resources, Inc...............................................     610,000         30,805,000
  Unocal Corp.............................................................     678,000         26,230,125
                                                                                           --------------
                                                                                               71,464,365
                                                                                           --------------
RETAIL (BUILDING SUPPLIES)--1.0%
  Home Depot, Inc. (The)..................................................     372,450         17,016,309
                                                                                           --------------
RETAIL (DEPARTMENT STORES)--0.5%
  Kohl's Corp. (b)........................................................     135,400          8,259,400
                                                                                           --------------
RETAIL (DRUG STORES)--0.8%
  Walgreen Co.............................................................     339,000         14,174,438
                                                                                           --------------
RETAIL (GENERAL MERCHANDISE)--1.8%
  Wal-Mart Stores, Inc....................................................     569,700         30,265,313
                                                                                           --------------
TELECOMMUNICATIONS (LONG DISTANCE)--0.7%
  Allegiance Telecom, Inc. (b)............................................     531,000         11,823,047
                                                                                           --------------
TELEPHONE--2.1%
  Qwest Communications International, Inc. (b)............................     542,200         22,230,200

                       See Notes to Financial Statements

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

                                                                               SHARES          VALUE
                                                                            ------------  ----------------
TELEPHONE--CONTINUED
  SBC Communications, Inc.................................................     288,000     $   13,752,000
                                                                                           --------------
                                                                                               35,982,200
                                                                                           --------------
TOTAL COMMON STOCKS
  (Identified cost $1,060,839,030)......................................................    1,520,851,918
                                                                                           --------------
FOREIGN COMMON STOCKS--2.0%
COMMUNICATIONS EQUIPMENT--1.2%
  Nokia Oyj ADR (Finland).................................................     453,000         19,705,500
                                                                                           --------------
ELECTRICAL EQUIPMENT--0.5%
  Flextronics International Ltd. (Singapore) (b)..........................     322,100          9,179,850
                                                                                           --------------
ELECTRONICS (SEMICONDUCTORS)--0.2%
  C-MAC Industries, Inc. (Canada) (b).....................................      65,900          2,924,313
                                                                                           --------------
TELECOMMUNICATIONS (LONG DISTANCE)--0.1%
  Global Crossing Ltd. (Bermuda) (b)......................................     135,300          1,936,481
                                                                                           --------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $31,134,848).........................................................       33,746,144
                                                                                           --------------
TOTAL LONG-TERM INVESTMENTS--92.5%
  (Identified cost $1,091,973,878)......................................................    1,554,598,062
                                                                                           --------------

                                                                STANDARD
                                                                & POOR'S        PAR
                                                                 RATING        VALUE
                                                              (UNAUDITED)      (000)
                                                              ------------  ------------
SHORT-TERM OBLIGATIONS--7.5%
COMMERCIAL PAPER--7.1%
  Koch Industries, Inc. 6.45%, 1/2/01.......................  A-1+           $   5,710          5,708,977
  Exxon Imperial U.S., Inc. 6.52%, 1/3/01...................  A-1+               3,400          3,398,768
  Donnelley (R.R.) & Sons Co. 6.52%, 1/8/01.................  A-1                2,980          2,976,222
  Household Finance Corp 6.55%, 1/9/01......................  A-1                7,500          7,489,083
  National Rural Utility Cooperative Finance Corp. 6.52%,
    1/10/01.................................................  A-1               10,000          9,983,700
  Bank of America Corp. 6.50%, 1/11/01......................  A-1                2,500          2,495,486
  Bank of America Corp. 6.58%, 1/11/01......................  A-1                2,060          2,056,742
  General Electric Capital Corp. 6.56%, 1/12/01.............  A-1+               2,270          2,265,450
  General Electric Capital Corp. 6.58%, 1/12/01.............  A-1+               3,600          3,592,762
  Lexington Parker Capital Co. LLC 6.69%, 1/12/01...........  A-1                  475            474,029
                                                                STANDARD
                                                                & POOR'S        PAR
                                                                 RATING        VALUE
                                                              (UNAUDITED)      (000)           VALUE
                                                              ------------  ------------  ----------------
COMMERCIAL PAPER--CONTINUED
  SBC Communications, Inc. 6.54%, 1/12/01...................  A-1+           $   6,135     $    6,122,740
  Preferred Receivables Funding Corp. 6.60%, 1/16/01........  A-1                5,000          4,986,250
  Receivables Capital Corp. 6.65%, 1/16/01..................  A-1+               9,707          9,680,104
  Potomac Electric Power Co. 6.51%, 1/18/01.................  A-1                5,000          4,990,155
  General Electric Capital Corp. 6.53%, 1/22/01.............  A-1+               1,190          1,185,467
  General Electric Capital Corp. 6.50%, 1/24/01.............  A-1+               8,440          8,404,951
  Corporate Asset Funding Co. 6.55%, 1/25/01................  A-1+               2,000          1,991,954
  Preferred Receivables Funding Corp. 6.65%, 1/25/01........  A-1                1,846          1,837,816
  SBC Communications, Inc. 6.50%, 1/25/01...................  A-1+               6,000          5,974,000
  Alcoa, Inc. 6.50%, 1/29/01................................  A-1                4,105          4,084,247
  Gannett Co., Inc. 6.43%, 2/8/01...........................  A-1                4,400          4,370,136
  Alcoa, Inc. 6.42%, 2/9/01.................................  A-1                1,260          1,251,237
  Wisconsin Electric Power Co. 6.45%, 2/9/01................  A-1+               5,000          4,965,063
  CIESCO L.P. 6.40%, 2/14/01................................  A-1+               5,000          4,960,889
  Heinz (H.J) Co. 6.50%, 2/21/01............................  A-1                3,500          3,470,537
  AT&T Corp. 6.47%, 2/22/01.................................  A-1+               1,750          1,735,031
  Alcoa, Inc. 6.40%, 2/23/01................................  A-1                1,380          1,367,822
  Gannett Co., Inc. 6.50%, 2/23/01..........................  A-1                2,500          2,478,076
  American Home Products Corp. 6.40%, 2/28/01...............  A-1                5,000          4,949,650
                                                                                           --------------
                                                                                              119,247,344
                                                                                           --------------
MEDIUM-TERM NOTES--0.4%
  Associates Corporation of North America 6.85%,
    2/27/01 (c).............................................  AA-                3,500          3,503,206
  National Rural Utility Cooperative Finance Corp. 6.20%,
    8/17/01.................................................  A-1+               2,180          2,101,097
                                                                                           --------------
                                                                                                5,604,303
                                                                                           --------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $124,834,829)........................................................      124,851,647
                                                                                           --------------
TOTAL INVESTMENTS--100.0%
  (Identified cost $1,216,808,707)......................................................    1,679,449,709(a)
  Other assets and liabilities, net--0.0%...............................................          586,385
                                                                                           --------------
NET ASSETS--100.0%......................................................................   $1,680,036,094
                                                                                           ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $537,953,103 and gross depreciation of $76,380,167 for federal income tax purposes. At
     December 31, 2000, the aggregate cost of securities for federal income tax purposes was $1,217,876,773.
(b)  Non-income producing.
(c) Variable rate demand note. The interest rate shown reflects the rate currently in effect.

                       See Notes to Financial Statements

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS
Investment securities at value (Identified cost
  $1,216,808,707)...........................................  $ 1,679,449,709
Receivables
  Investment securities sold................................        2,917,765
  Fund shares sold..........................................        1,051,419
  Dividends and interest....................................          641,407
Prepaid expenses............................................            9,196
                                                              ---------------
    Total assets............................................    1,684,069,496
                                                              ---------------
LIABILITIES
Custodian...................................................           11,242
Payables
  Investment securities purchased...........................        1,448,223
  Fund shares repurchased...................................        1,240,192
  Investment advisory fee...................................          906,633
  Financial agent fee.......................................           48,488
  Trustees' fee.............................................              397
Accrued expenses............................................          378,227
                                                              ---------------
    Total liabilities.......................................        4,033,402
                                                              ---------------
NET ASSETS..................................................  $ 1,680,036,094
                                                              ===============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $ 1,242,872,684
  Undistributed net investment income.......................          553,477
  Accumulated net realized loss.............................      (26,031,069)
  Net unrealized appreciation...............................      462,641,002
                                                              ---------------
NET ASSETS..................................................  $ 1,680,036,094
                                                              ===============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................       74,690,894
                                                              ===============
Net asset value and offering price per share................  $         22.49
                                                              ===============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
  Dividends.................................................  $   7,715,448
  Interest..................................................      7,294,542
  Foreign taxes withheld....................................        (15,651)
                                                              -------------
    Total investment income.................................     14,994,339
                                                              -------------
EXPENSES
  Investment advisory fee...................................     13,045,773
  Financial agent fee.......................................        590,127
  Custodian.................................................        319,677
  Printing..................................................        250,425
  Professional..............................................         30,311
  Trustees..................................................          5,715
  Miscellaneous.............................................         48,333
                                                              -------------
    Total expenses..........................................     14,290,361
                                                              -------------
NET INVESTMENT INCOME.......................................        703,978
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................     (9,398,655)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................   (358,538,671)
                                                              -------------
NET LOSS ON INVESTMENTS.....................................   (367,937,326)
                                                              -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $(367,233,348)
                                                              =============

                       See Notes to Financial Statements

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED      YEAR ENDED
                                                                                          12/31/00        12/31/99
                                                                                       --------------  --------------
FROM OPERATIONS
  Net investment income (loss).......................................................  $      703,978  $    2,121,183
  Net realized gain (loss)...........................................................      (9,398,655)    220,161,925
  Net change in unrealized appreciation (depreciation)...............................    (358,538,671)    305,492,893
                                                                                       --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................    (367,233,348)    527,776,001
                                                                                       --------------  --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income..............................................................        (150,501)     (3,406,384)
  Net realized capital gains.........................................................     (65,839,795)   (172,333,179)
  In excess of net investment income.................................................              --      (1,142,985)
  In excess of net realized gains....................................................     (21,965,729)             --
                                                                                       --------------  --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTION TO SHAREHOLDERS...........................     (87,956,025)   (176,882,548)
                                                                                       --------------  --------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (7,850,882 and 10,765,692 shares, respectively)......     216,280,791     269,095,856
  Net asset value of shares issued from reinvestment of distributions (3,317,027 and
    6,349,314 shares, respectively)..................................................      87,956,025     176,882,547
  Cost of shares repurchased (15,890,334 and 16,111,408 shares, respectively)........    (438,101,258)   (405,221,233)
  Capital contribution from Adviser (See Note 3).....................................              --       1,142,985
                                                                                       --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS..........................    (133,864,442)     41,900,155
                                                                                       --------------  --------------
  NET INCREASE (DECREASE) IN NET ASSETS..............................................    (589,053,815)    392,793,608
NET ASSETS
  Beginning of period................................................................   2,269,089,909   1,876,296,301
                                                                                       --------------  --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF $553,477 AND
    $0, RESPECTIVELY)................................................................  $1,680,036,094  $2,269,089,909
                                                                                       ==============  ==============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                       YEAR ENDED DECEMBER 31,
                                      ----------------------------------------------------------
                                         2000        1999         1998        1997        1996
                                      ----------  ----------    --------    --------    --------
Net asset value, beginning of
  period............................   $ 28.57     $ 23.93      $ 19.16     $ 18.89     $ 18.13
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)......      --(1)       0.03         0.03        0.13        0.19
  Net realized and unrealized gain
    (loss)..........................     (4.91)       6.97         5.65        3.70        2.10
                                       -------     -------      -------     -------     -------
    TOTAL FROM INVESTMENT
      OPERATIONS....................     (4.91)       7.00         5.68        3.83        2.29
                                       -------     -------      -------     -------     -------
LESS DISTRIBUTIONS
  Dividends from net investment
    income..........................      --(1)      (0.05)       (0.03)      (0.13)      (0.18)
  Dividends from net realized
    gains...........................     (0.88)      (2.31)       (0.88)      (3.43)      (1.35)
  In excess of net investment
    income..........................        --       (0.01)          --          --          --
  In excess of net realized gains...     (0.29)         --           --          --          --
                                       -------     -------      -------     -------     -------
    TOTAL DISTRIBUTIONS.............     (1.17)      (2.37)       (0.91)      (3.56)      (1.53)
                                       -------     -------      -------     -------     -------
  Capital contribution from
    Adviser.........................        --        0.01           --          --          --
                                       -------     -------      -------     -------     -------
CHANGE IN NET ASSET VALUE...........     (6.08)       4.64         4.77        0.27        0.76
                                       -------     -------      -------     -------     -------
NET ASSET VALUE, END OF PERIOD......   $ 22.49     $ 28.57      $ 23.93     $ 19.16     $ 18.89
                                       =======     =======      =======     =======     =======
Total return........................    (17.77)%     29.67%       30.01%      21.07%      12.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands).......................  $1,680,036  $2,269,090    $1,876,296  $1,505,568  $1,235,395
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses................      0.68%       0.68%        0.69%       0.74%       0.72%
  Net investment income.............      0.03%       0.11%        0.15%       0.64%       1.03%
Portfolio turnover rate.............        82%        106%         102%        284%        167%

(1) Amount is less than $0.01.

                       See Notes to Financial Statements

                      PHOENIX-ENGEMANN NIFTY-FIFTY SERIES

INVESTMENT OBJECTIVE

    The Fund's investment objective is long-term growth of capital.

INVESTMENT ADVISER'S REPORT

    For the 12 months ended December 31, 2000, the Fund was down 18.11%, while the S&P 500 Index(1) had a negative return of 9.19% for the year. All performance figures assume reinvestment of dividends.

    There were two major themes capturing the stock market's attention in 2000. First was the euphoria about the "New Economy" and the implications of major technology investments by large organizations. This was tempered in the second half of the year by higher interest rates and the resulting slowdown in economic activity. Like most things in life, we think the ultimate answer will be somewhere in the middle. Yes, the economy is slowing in the near term, but many of these "New Economy" initiatives, such as the Internet and wireless communications, will ultimately be built out.

    Obviously, technology stocks were disappointing. But outside of some near-term cyclical issues, we think the prospects for these companies remain bright. Apart from technology, the consumer cyclical issues were also weak. We think that was also a function of the Federal Reserve's policy to cool off the economy. Additionally, the fourth quarter faced a difficult comparison from 1999's Y2K buildup.

OUTLOOK

    We like the market's chances in 2001. We have seen a major correction in equity prices, thus offering us some attractive valuations. More importantly, the Federal Reserve should be much more accommodating to economic growth, and companies will hopefully be able to take advantage of easier second half comparisons.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        NIFTY FIFTY SERIES   S&P 500 IN-
                                 DEX*
3/2/98             $10,000         $10,000
98                 $12,626         $11,895
99                 $16,685         $14,409
00                 $13,664         $13,086

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/00

                                                                         FROM
                                                                        INCEPTION
                                                                        3/2/98
                                                                          TO
                                                              1 YEAR    12/31/00
--------------------------------------------------------------------------------
Nifty Fifty Series                                            (18.11)%    11.64%
--------------------------------------------------------------------------------
S&P 500 Index(1)                                               (9.19)%     9.97%
--------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 3/2/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

(1) The S&P 500 Index measures broad stock market total-return performance. The index is unmanaged and not available for direct investment.

                      PHOENIX-ENGEMANN NIFTY-FIFTY SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000


                                                                               SHARES         VALUE
                                                                            ------------  --------------
COMMON STOCKS--93.2%
BIOTECHNOLOGY--0.6%
  Immunex Corp. (b).......................................................      11,645     $   473,078
                                                                                           -----------
BROADCASTING (TELEVISION, RADIO & CABLE)--1.4%
  Univision Communications, Inc. Class A (b)..............................      24,650       1,009,109
                                                                                           -----------
COMMUNICATIONS EQUIPMENT--4.8%
  CIENA Corp. (b).........................................................       5,800         471,250
  Corning, Inc............................................................      20,700       1,093,219
  JDS Uniphase Corp. (b)..................................................      23,030         960,063
  Tellabs, Inc. (b).......................................................      17,590         993,835
                                                                                           -----------
                                                                                             3,518,367
                                                                                           -----------
COMPUTERS (HARDWARE)--3.7%
  Brocade Communications Systems, Inc. (b)................................       8,900         817,131
  Palm, Inc. (b)..........................................................      15,850         448,753
  Sun Microsystems, Inc. (b)..............................................      53,850       1,501,069
                                                                                           -----------
                                                                                             2,766,953
                                                                                           -----------
COMPUTERS (NETWORKING)--4.6%
  Cisco Systems, Inc. (b).................................................      88,070       3,368,677
                                                                                           -----------
COMPUTERS (PERIPHERALS)--5.1%
  EMC Corp. (b)...........................................................      56,080       3,729,320
                                                                                           -----------
COMPUTERS (SOFTWARE & SERVICES)--12.0%
  America Online, Inc. (b)................................................      32,540       1,132,392
  BEA Systems, Inc. (b)...................................................      49,280       3,317,160
  eBay, Inc. (b)..........................................................       6,360         209,880
  i2 Technologies, Inc. (b)...............................................       5,650         307,219
  Oracle Corp. (b)........................................................      52,770       1,533,628
  Siebel Systems, Inc. (b)................................................      22,900       1,548,612
  VERITAS Software Corp. (b)..............................................       9,220         806,750
                                                                                           -----------
                                                                                             8,855,641
                                                                                           -----------
ELECTRONICS (SEMICONDUCTORS)--10.6%
  Analog Devices, Inc. (b)................................................       5,650         289,209
  Applied Micro Circuits Corp. (b)........................................      10,200         765,478
  Intel Corp..............................................................      61,930       1,861,771
  Maxim Integrated Products, Inc. (b).....................................      18,120         866,362
  PMC-Sierra, Inc. (b)....................................................       4,660         366,392
  Texas Instruments, Inc..................................................      64,770       3,068,479
  Xilinx, Inc. (b)........................................................      13,220         609,773
                                                                                           -----------
                                                                                             7,827,464
                                                                                           -----------
ENTERTAINMENT--1.5%
  Viacom, Inc. Class B (b)................................................       9,350         437,113
  Walt Disney Co. (The)...................................................      23,750         687,266
                                                                                           -----------
                                                                                             1,124,379
                                                                                           -----------
EQUIPMENT (SEMICONDUCTORS)--2.3%
  KLA-Tencor Corp. (b)....................................................      50,700       1,707,956
                                                                                           -----------
FINANCIAL (DIVERSIFIED)--7.2%
  American Express Co.....................................................      49,960       2,744,678
  Citigroup, Inc..........................................................      35,716       1,823,748
  Morgan Stanley Dean Witter & Co.........................................       9,860         781,405
                                                                                           -----------
                                                                                             5,349,831
                                                                                           -----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--16.0%
  Genentech, Inc. (b).....................................................      36,930       3,009,795
  Merck & Co., Inc........................................................      13,290       1,244,276
  Pfizer, Inc.............................................................     107,032       4,923,472
  Pharmacia Corp..........................................................      42,780       2,609,580
                                                                                           -----------
                                                                                            11,787,123
                                                                                           -----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--6.8%
  Guidant Corp. (b).......................................................      29,370       1,584,144
  Medtronic, Inc..........................................................      56,770       3,427,489
                                                                                           -----------
                                                                                             5,011,633
                                                                                           -----------

                                                                               SHARES         VALUE
                                                                            ------------  --------------
INVESTMENT BANKING/BROKERAGE--2.4%
  Merrill Lynch & Co., Inc................................................      14,440     $   984,628
  Schwab (Charles) Corp. (The)............................................      27,800         788,825
                                                                                           -----------
                                                                                             1,773,453
                                                                                           -----------
INVESTMENT MANAGEMENT--4.3%
  Stilwell Financial, Inc.................................................      80,620       3,179,451
                                                                                           -----------
NATURAL GAS--0.8%
  Enron Corp..............................................................       6,850         569,406
                                                                                           -----------
RESTAURANTS--1.6%
  Starbucks Corp. (b).....................................................      27,300       1,208,025
                                                                                           -----------
RETAIL (BUILDING SUPPLIES)--2.4%
  Home Depot, Inc. (The)..................................................      39,310       1,795,976
                                                                                           -----------
RETAIL (COMPUTERS & ELECTRONICS)--0.9%
  RadioShack Corp.........................................................      15,850         678,578
                                                                                           -----------
RETAIL (GENERAL MERCHANDISE)--2.5%
  Wal-Mart Stores, Inc....................................................      34,300       1,822,188
                                                                                           -----------
RETAIL (SPECIALTY)--1.5%
  Bed Bath & Beyond, Inc. (b).............................................      48,610       1,087,649
                                                                                           -----------
SERVICES (DATA PROCESSING)--0.2%
  Automatic Data Processing, Inc..........................................       1,750         110,797
                                                                                           -----------
TOTAL COMMON STOCKS
  (Identified cost $62,976,563).........................................................    68,755,054
                                                                                           -----------
FOREIGN COMMON STOCKS--2.2%
COMMUNICATIONS EQUIPMENT--1.3%
  Nortel Networks Corp. (Canada)..........................................      29,930         959,630
  TyCom Ltd. (Bermuda) (b)................................................       1,250          27,969
                                                                                           -----------
                                                                                               987,599
                                                                                           -----------
ELECTRICAL EQUIPMENT--0.9%
  Flextronics International Ltd. (Singapore) (b)..........................      22,900         652,650
                                                                                           -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $2,901,405)..........................................................     1,640,249
                                                                                           -----------
TOTAL LONG-TERM INVESTMENTS--95.4%
  (Identified cost $65,877,968).........................................................    70,395,303
                                                                                           -----------

                                                                STANDARD
                                                                & POOR'S        PAR
                                                                 RATING        VALUE
                                                              (UNAUDITED)      (000)
                                                              ------------  ------------
SHORT-TERM OBLIGATIONS--6.8%
COMMERCIAL PAPER--6.8%
  Exxon Imperial U.S., Inc. 6.57%, 1/2/01...................  A-1+            $  1,240       1,239,774
  Koch Industries, Inc. 6.45%, 1/2/01.......................  A-1+                 695         694,876
  BellSouth Capital Funding Corp. 6.55%, 1/4/01.............  A-1+               2,000       1,998,908
  Special Purpose Accounts Receivable Cooperative Corp.
    6.62%, 1/4/01...........................................  A-1                  500         499,724
  Corporate Asset Funding Co. 6.65%, 1/10/01................  A-1                  590         589,019
                                                                                           -----------
                                                                                             5,022,301
                                                                                           -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $5,022,301)..........................................................     5,022,301
                                                                                           -----------
TOTAL INVESTMENTS--102.2%
  (Identified cost $70,900,269).........................................................    75,417,604(a)
  Other assets and liabilities, net--(2.2%).............................................    (1,625,758)
                                                                                           -----------
NET ASSETS--100.0%......................................................................   $73,791,846
                                                                                           ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $14,202,848 and gross depreciation of $9,917,432 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $71,132,188.
(b)  Non-income producing.

                       See Notes to Financial Statements

                      PHOENIX-ENGEMANN NIFTY FIFTY SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS
Investment securities at value (Identified cost
  $70,900,269)..............................................  $  75,417,604
Cash........................................................          1,958
Receivables
  Fund shares sold..........................................         35,775
  Interest and dividends....................................          7,454
Prepaid expenses............................................             56
                                                              -------------
    Total assets............................................     75,462,847
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased...........................      1,517,379
  Fund shares repurchased...................................         24,758
  Investment advisory fee...................................         49,304
  Financial agent fee.......................................         10,882
  Trustees' fee.............................................            398
Accrued expenses............................................         68,280
                                                              -------------
    Total liabilities.......................................      1,671,001
                                                              -------------
NET ASSETS..................................................  $  73,791,846
                                                              =============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $  75,491,750
  Accumulated net realized loss.............................     (6,217,239)
  Net unrealized appreciation...............................      4,517,335
                                                              -------------
NET ASSETS..................................................  $  73,791,846
                                                              =============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................      5,402,709
                                                              =============
Net asset value and offering price per share................  $       13.66
                                                              =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
  Interest..................................................  $       366,259
  Dividends.................................................          201,019
  Foreign taxes withheld....................................           (1,458)
                                                              ---------------
    Total investment income.................................          565,820
                                                              ---------------
EXPENSES
  Investment advisory fee...................................          722,084
  Financial agent fee.......................................          132,184
  Printing..................................................           32,962
  Custodian.................................................           26,084
  Professional..............................................           25,569
  Trustees..................................................            5,715
  Miscellaneous.............................................            7,835
                                                              ---------------
    Total expenses..........................................          952,433
    Less expense borne by investment adviser................         (110,677)
                                                              ---------------
    Net expenses............................................          841,756
                                                              ---------------
NET INVESTMENT LOSS.........................................         (275,936)
                                                              ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................       (5,141,828)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................      (10,800,484)
                                                              ---------------
NET LOSS ON INVESTMENTS.....................................      (15,942,312)
                                                              ---------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $   (16,218,248)
                                                              ===============

                       See Notes to Financial Statements

                      PHOENIX-ENGEMANN NIFTY FIFTY SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED         YEAR ENDED
                                                                  12/31/00           12/31/99
                                                              -----------------  -----------------
FROM OPERATIONS
  Net investment income (loss)..............................    $   (275,936)      $    (42,143)
  Net realized gain (loss)..................................      (5,141,828)          (831,282)
  Net change in unrealized appreciation (depreciation)......     (10,800,484)        13,019,938
                                                                ------------       ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................     (16,218,248)        12,146,513
                                                                ------------       ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................              --                 --
                                                                ------------       ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................              --                 --
                                                                ------------       ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,731,022 and 4,311,541
    shares, respectively)...................................      45,240,716         60,115,343
  Net asset value of shares issued from reinvestment of
    distributions (0 and 0 shares, respectively)............              --                 --
  Cost of shares repurchased (1,256,726 and 1,425,320
    shares, respectively)...................................     (20,750,923)       (19,895,037)
                                                                ------------       ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................      24,489,793         40,220,306
                                                                ------------       ------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................       8,271,545         52,366,819
NET ASSETS
  Beginning of period.......................................      65,520,301         13,153,482
                                                                ------------       ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $0 AND $0, RESPECTIVELY)...............    $ 73,791,846       $ 65,520,301
                                                                ============       ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                            YEAR ENDED            FROM
                                           DECEMBER 31,         INCEPTION
                                      ----------------------    3/2/98 TO
                                         2000        1999       12/31/98
                                      ----------  ----------    ---------
Net asset value, beginning of
  period............................   $  16.68    $  12.62     $  10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)......      (0.06)(4)        --       0.01(4)
  Net realized and unrealized gain
    (loss)..........................      (2.96)       4.06         2.62
                                       --------    --------     --------
    TOTAL FROM INVESTMENT
     OPERATIONS.....................      (3.02)       4.06         2.63
                                       --------    --------     --------
LESS DISTRIBUTIONS
  Dividends from net investment
    income..........................         --          --        (0.01)
                                       --------    --------     --------
    TOTAL DISTRIBUTIONS.............         --          --        (0.01)
                                       --------    --------     --------
CHANGE IN NET ASSET VALUE...........      (3.02)       4.06         2.62
                                       --------    --------     --------
NET ASSET VALUE, END OF PERIOD......   $  13.66    $  16.68     $  12.62
                                       ========    ========     ========
Total return........................     (18.11)%     32.15%       26.26%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands).......................    $73,792     $65,520      $13,153
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3).............       1.05%       1.05%        1.05%(1)
  Net investment income (loss)......      (0.34)%     (0.12)%       0.07%(1)
Portfolio turnover rate.............         86%         40%          90%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.19%, 1.43% and 2.58% for the periods ended December 31, 2000, 1999 and 1998, respectively.
(4) Computed using average shares outstanding.

                       See Notes to Financial Statements

                  PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND

INVESTMENT OBJECTIVE

    The Fund seeks long-term growth of capital. Investors should note that the Fund may invest in small company stocks, which involves added risks, such as greater price volatility, less liquidity and increased competitive threat.

INVESTMENT ADVISER'S REPORT

    Phoenix-Engemann Small & Mid-Cap Growth Edge Series was down 15.18% since its inception on August 15, 2000. For the same period, the Russell 2000 Growth Index(1) returned negative 4.61%. All performance figures assume reinvestment of dividends.

    As we reflect upon the past year, there are several thoughts that emerge. First, 1999 was an exceptional year. Along with outstanding performance, however much excess was created as capital became inexpensive and too many unsound business concepts were funded. Much of this excess was unwound in 2000, with the result being very painful for growth investors. Second, the adage "don't fight the Fed" finally came true. With the Federal Reserve raising interest rates in late 1999 and continuing to for most of the year, it was only a matter of time before they successfully slowed the economy. These two themes created tremendous volatility and in some cases losses for investors. Given the challenging environment, we remained focused on what we believed were the best long-term growth businesses.

OUTLOOK

    We are every excited about the upcoming year as many of the pressures that existed in 2000 are reversing. First, with clear evidence that the economy is slowing, the Federal Reserve, in a surprise move early in January of this year, lowered interest rates by one half of one percent. This should set the stage for continued rate cuts throughout the year, in our opinion. In addition, stocks are a lot cheaper than they were at the beginning of 2000. Moreover, we believe inflation remains very much under control. And finally, we believe we own a portfolio of companies that have excellent growth prospects.

(1) The Russell 2000 Index measures small-cap stock total-return performance. The index is unmanaged and is not available for direct investment.

                 PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000


                                                                           SHARES     VALUE
                                                                          --------  ----------
COMMON STOCKS--79.6%
AIR FREIGHT--0.4%
  Expeditors International of Washington, Inc...........................       485  $   26,038
                                                                                    ----------
BANKS (REGIONAL)--0.9%
  Investors Financial Services Corp.....................................       775      66,650
                                                                                    ----------
BIOTECHNOLOGY--5.7%
  Aviron (b)............................................................     1,715     114,583
  COR Therapeutics, Inc. (b)............................................     1,620      57,004
  Corixa Corp. (b)......................................................       486      13,560
  Enzon, Inc. (b).......................................................         5         310
  IDEC Pharmaceuticals Corp. (b)........................................       595     112,790
  Myriad Genetics, Inc. (b).............................................       645      53,374
  NPS Pharmaceuticals, Inc. (b).........................................     1,145      54,960
  Pharmacyclics, Inc. (b)...............................................       325      11,131
                                                                                    ----------
                                                                                       417,712
                                                                                    ----------
COMMUNICATIONS EQUIPMENT--1.2%
  Efficient Networks, Inc. (b)..........................................     2,295      32,704
  McData Corp. Class B (b)..............................................       640      35,040
  Metawave Communications Corp. (b).....................................     1,760      16,060
  Vina Technologies, Inc. (b)...........................................     2,025       6,581
                                                                                    ----------
                                                                                        90,385
                                                                                    ----------
COMPUTERS (HARDWARE)--0.3%
  Cosine Communications, Inc. (b).......................................       465       6,452
  JNI Corp. (b).........................................................       705      15,995
                                                                                    ----------
                                                                                        22,447
                                                                                    ----------
COMPUTERS (PERIPHERALS)--2.4%
  NYFIX, Inc. (b).......................................................     7,170     173,424
                                                                                    ----------
COMPUTERS (SOFTWARE & SERVICES)--15.1%
  Agile Software Corp. (b)..............................................     1,330      65,669
  BEA Systems, Inc. (b).................................................     4,560     306,945
  C-bridge Internet Solutions, Inc. (b).................................     1,715       6,699
  Commerce One, Inc. (b)................................................     1,555      39,361
  Extensity, Inc. (b)...................................................       920       5,534
  Intertrust Technologies Corp. (b).....................................     1,330       4,489
  Interwoven, Inc. (b)..................................................     1,695     111,764
  Keynote Systems, Inc. (b).............................................       905      12,840
  LivePerson, Inc. (b)..................................................     3,140       3,336
  Manugistics Group, Inc. (b)...........................................       800      45,600
  NetIQ Corp. (b).......................................................       910      79,511
  OPNET Technologies, Inc. (b)..........................................     1,140      17,171
  Peregrine Systems, Inc. (b)...........................................     6,760     133,510
  Predictive Systems, Inc. (b)..........................................     1,310       9,375
  PurchasePro.com, Inc. (b).............................................     3,915      68,512
  Retek, Inc. (b).......................................................     1,020      24,862
  SeeBeyond Technology Corp. (b)........................................     2,525      25,881
  SilverStream Software, Inc. (b).......................................     2,120      43,725
  StorageNetworks, Inc. (b).............................................       420      10,421
  Ulticom, Inc. (b).....................................................     2,000      68,125
  Vastera, Inc. (b).....................................................       940      15,040
                                                                                    ----------
                                                                                     1,098,370
                                                                                    ----------
CONSUMER FINANCE--2.6%
  Metris Cos., Inc......................................................     7,260     191,029
                                                                                    ----------
ELECTRIC COMPANIES--1.3%
  TNPC, Inc. (b)........................................................     7,175      70,405
  UtiliCorp United, Inc.................................................       815      25,265
                                                                                    ----------
                                                                                        95,670
                                                                                    ----------
ELECTRICAL EQUIPMENT--0.7%
  Active Power, Inc. (b)................................................     1,240      27,202

                                                                           SHARES     VALUE
                                                                          --------  ----------
ELECTRICAL EQUIPMENT--CONTINUED
  PECO II, Inc. (b).....................................................       950  $   24,581
                                                                                    ----------
                                                                                        51,783
                                                                                    ----------
ELECTRONICS (DEFENSE)--0.9%
  Aeroflex, Inc. (b)....................................................     2,175      62,701
                                                                                    ----------
ELECTRONICS (INSTRUMENTATION)--3.0%
  Aurora Biosciences Corp. (b)..........................................       605      19,020
  Bruker Daltonics, Inc. (b)............................................     1,685      39,703
  Caliper Technologies Corp. (b)........................................       600      28,200
  Caliper Technologies Corp. (b)(c).....................................       220      10,340
  Ciphergen Biosystems, Inc. (b)........................................       755      10,004
  Computer Access Technology Corp. (b)..................................     1,000      10,250
  Illumina, Inc. (b)....................................................       855      13,733
  Rudolph Technologies, Inc. (b)........................................     2,925      88,298
                                                                                    ----------
                                                                                       219,548
                                                                                    ----------
ELECTRONICS (SEMICONDUCTORS)--10.8%
  Applied Micro Circuits Corp. (b)......................................     5,680     426,266
  Elantec Semiconductor, Inc. (b).......................................       945      26,224
  MIPS Technologies, Inc. Class A (b)...................................     1,915      51,107
  Micrel, Inc. (b)......................................................     2,555      86,072
  Oplink Communications, Inc. (b).......................................       550       9,934
  Quicklogic Corp. (b)..................................................     5,550      38,503
  Silicon Storage Technology, Inc. (b)..................................     2,040      24,097
  Stanford Microdevices, Inc. (b).......................................       305      10,980
  TriQuint Semiconductor, Inc. (b)......................................     2,200      96,112
  Virata Corp. (b)......................................................     1,665      18,107
                                                                                    ----------
                                                                                       787,402
                                                                                    ----------
ENGINEERING & CONSTRUCTION--0.7%
  SBA Communications Corp. (b)..........................................     1,310      53,792
                                                                                    ----------
EQUIPMENT (SEMICONDUCTORS)--0.6%
  Cymer, Inc. (b).......................................................     1,580      40,660
                                                                                    ----------
FINANCIAL (DIVERSIFIED)--1.1%
  Federal Agricultural Mortgage Corp. Class C (b).......................     3,035      70,943
                                                                                    ----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--3.8%
  ImmunoGen, Inc. (b)...................................................     1,000      21,437
  Inhale Therapeutic Systems, Inc. (b)..................................     1,170      59,085
  Ista Pharmaceuticals, Inc. (b)........................................     1,185      13,331
  Medicines Co. (The) (b)...............................................     2,610      53,505
  PRAECIS Pharmaceuticals, Inc. (b).....................................     2,210      64,642
  Tanox, Inc. (b).......................................................     1,600      62,700
                                                                                    ----------
                                                                                       274,700
                                                                                    ----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--3.2%
  AeroGen, Inc. (b).....................................................       920       9,775
  Affymetrix, Inc. (b)..................................................     1,330      99,002
  ArthroCare Corp. (b)..................................................     3,315      64,642
  MiniMed, Inc. (b)....................................................        870      36,567
  STAAR Surgical Co. (b)(c).............................................     1,245      17,430
  STAAR Surgical Co. (b)................................................       405       5,088
                                                                                    ----------
                                                                                       232,504
                                                                                    ----------
HEALTH CARE (SPECIALIZED SERVICES)--1.7%
  Arena Pharmaceuticals, Inc. (b).......................................     1,455      22,553
  CuraGen Corp. (b).....................................................     1,205      32,912
  Omnicare, Inc.........................................................     3,025      65,416
                                                                                    ----------
                                                                                       120,881
                                                                                    ----------
INVESTMENT MANAGEMENT--3.5%
  Gabelli Asset Management, Inc. Class A (b)............................     1,875      62,227
  Stewart (W.P) & Co. Ltd (b)...........................................     2,430      63,180

                       See Notes to Financial Statements

                 PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES

                                                                           SHARES     VALUE
                                                                          --------  ----------
INVESTMENT MANAGEMENT--CONTINUED
  Stilwell Financial, Inc...............................................     3,270  $  128,961
                                                                                    ----------
                                                                                       254,368
                                                                                    ----------
LEISURE TIME (PRODUCTS)--0.2%
  Meade Instruments Corp. (b)...........................................     2,090      13,716
                                                                                    ----------
OIL & GAS (DRILLING & EQUIPMENT)--0.5%
  Grey Wolf, Inc. (b)...................................................     6,070      35,661
                                                                                    ----------
OIL & GAS (EXPLORATION & PRODUCTION)--3.9%
  Barrett Resources Corp. (b)...........................................     1,380      78,401
  Forest Oil Corp. (b)..................................................     1,385      51,072
  Houston Exploration Co. (The) (b).....................................     1,790      68,244
  Louis Dreyfus Natural Gas Corp. (b)...................................     1,885      86,357
                                                                                    ----------
                                                                                       284,074
                                                                                    ----------
PUBLISHING--0.8%
  Scholastic Corp. (b).................................................        635      56,277
                                                                                    ----------
REITS--0.3%
  Pinnacle Holdings, Inc. (b)..........................................      3,020      27,369
                                                                                    ----------
RESTAURANTS--1.6%
  California Pizza Kitchen, Inc. (b)....................................       730      20,623
  Cheesecake Factory, Inc. (The) (b)....................................     2,525      96,897
                                                                                    ----------
                                                                                       117,520
                                                                                    ----------
RETAIL (BUILDING SUPPLIES)--0.8%
  Fastenal Co. .........................................................     1,010      55,424
                                                                                    ----------
RETAIL (COMPUTERS & ELECTRONICS)--0.1%
  Good Guys, Inc. (The) (b).............................................     3,090       9,270
                                                                                    ----------
RETAIL (FOOD CHAINS)--3.2%
  Smart & Final, Inc. (b)...............................................     1,660      14,110
  Whole Foods Market, Inc. (b)..........................................     3,530     215,771
                                                                                    ----------
                                                                                       229,881
                                                                                    ----------
RETAIL (SPECIALTY)--2.2%
  Cost Plus, Inc. (b)...................................................     5,400     158,625
                                                                                    ----------
RETAIL (SPECIALTY-APPAREL)--0.8%
  Children's Place Retail Stores, Inc. (The) (b)........................     2,715      54,979
                                                                                    ----------
SERVICES (COMMERCIAL & CONSUMER)--4.2%
  Corporate Executive Board Co. (The) (b)...............................     3,010     119,695
  Edison Schools, Inc. (b)..............................................     2,055      64,733
  Energy Exploration Technologies, Inc. (b).............................     3,825      22,950
  FreeMarkets, Inc. (b).................................................     1,745      33,155
  NCO Group, Inc. (b)...................................................     1,810      54,979
  Rent-Way, Inc. (b)....................................................       810       3,594
  Universal Access, Inc. (b)............................................     1,150       9,200
                                                                                    ----------
                                                                                       308,306
                                                                                    ----------
SERVICES (COMPUTER SYSTEMS)--0.1%
  Sapient Corp. (b).....................................................       565       6,745
                                                                                    ----------
SERVICES (FACILITIES & ENVIRONMENTAL)--0.5%
  Tetra Tech, Inc. (b)..................................................     1,210      38,569
                                                                                    ----------
TELECOMMUNICATIONS (LONG DISTANCE)--0.5%
  Winstar Communications, Inc. (b)......................................     3,205      37,458
                                                                                    ----------
TOTAL COMMON STOCKS
  (Identified cost $6,538,175)....................................................   5,784,881
                                                                                    ----------

                                                                           SHARES     VALUE
                                                                          --------  ----------
FOREIGN COMMON STOCKS--5.3%
COMMUNICATIONS EQUIPMENT--0.9%
  Research in Motion Ltd. (Canada) (b)..................................       810  $   64,800
                                                                                    ----------
COMPUTERS (SOFTWARE & SERVICES)--1.7%
  IONA Technologies PLC ADR (Ireland) (b)...............................       815      54,605
  Precise Software Solutions Ltd. (Israel) (b)..........................     2,795      69,176
                                                                                    ----------
                                                                                       123,781
                                                                                    ----------
ELECTRICAL EQUIPMENT--0.0%
  Flextronics International Ltd. (Singapore) (b)........................        15         427
                                                                                    ----------
ELECTRONICS (INSTRUMENTATION)--0.1%
  Exfo Electro-Optical Engineering, Inc. (Canada) (b)...................       380       9,928
                                                                                    ----------
ELECTRONICS (SEMICONDUCTORS)--0.5%
  C-MAC Industries, Inc. (Canada) (b)...................................       855      37,941
                                                                                    ----------
INSURANCE (LIFE/HEALTH)--0.8%
  London Pacific Group Ltd. ADR (United Kingdom)........................     7,250      54,828
                                                                                    ----------
OFFICE EQUIPMENT & SUPPLIES--0.1%
  Trintech Group PLC ADR (Ireland) (b)..................................       645       7,095
                                                                                    ----------
OIL & GAS (DRILLING & EQUIPMENT)--0.5%
  Precision Drilling Corp. (Canada) (b).................................       915      34,370
                                                                                    ----------
OIL & GAS (EXPLORATION & PRODUCTION)--0.7%
  Encal Energy Ltd. (Canada) (b)........................................     7,345      54,169
                                                                                    ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $460,340)......................................................     387,339
                                                                                    ----------
TOTAL LONG-TERM INVESTMENTS--84.9%
  (Identified cost $6,998,515)....................................................   6,172,220
                                                                                    ----------

                                                  STANDARD
                                                  & POOR'S                  PAR
                                                   RATING                  VALUE
                                                 (UNAUDITED)               (000)
                                     -----------------------------------  -------
SHORT-TERM OBLIGATIONS--18.5%
COMMERCIAL PAPER--18.5%
  Kellogg Co. 6.65%, 1/2/01........  A-2                                  $   125     124,977
  Ford Motor Credit Co. 6.58%,
    1/4/01.........................  A-1                                      165     164,910
  General Electric Capital Corp.
    6.52%, 1/10/01.................  A-1+                                     100      99,860
  Preferred Receivable Funding
    Corp. 6.65%, 1/10/01...........  A-1                                      250     249,584
  Pfizer, Inc. 6.52%, 1/11/01......  A-1+                                     137     136,752
  Special Purpose Accounts
    Receivable Cooperative Corp.
    6.62%, 1/11/01.................  A-1                                      320     319,412
  Wisconsin Electric Power Co.
    6.45%, 2/9/01..................  A-1+                                     250     248,253
                                                                                   ----------
                                                                                    1,343,748
                                                                                   ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,343,725)...................................................   1,343,748
                                                                                   ----------
TOTAL INVESTMENTS--103.4%
  (Identified cost $8,342,240)...................................................   7,515,968(a)
  Other assets and liabilities, net--(3.4%)......................................    (246,372)
                                                                                   ----------
NET ASSETS--100.0%...............................................................  $7,269,596
                                                                                   ==========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $599,341 and gross depreciation of $1,431,838 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $8,348,465.
(b)  Non-income producing.
(c)  Private placement.

                       See Notes to Financial Statements

                 PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS
Investment securities at value (Identified cost
  $8,342,240)...............................................  $   7,515,968
Cash........................................................         28,485
Receivables
  Receivable from advisor...................................         28,046
  Investments securities sold...............................         22,197
  Fund shares sold..........................................          1,415
                                                              -------------
    Total assets............................................      7,596,111
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased...........................        293,431
  Fund shares repurchased...................................             53
  Professional fee..........................................         20,857
  Financial agent fee.......................................          4,728
  Trustees' fee.............................................            191
Accrued expenses............................................          7,255
                                                              -------------
    Total liabilities.......................................        326,515
                                                              -------------
NET ASSETS..................................................  $   7,269,596
                                                              =============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $   8,555,993
  Undistributed net investment income.......................          4,891
  Accumulated net realized loss.............................       (465,016)
  Net unrealized depreciation...............................       (826,272)
                                                              -------------
NET ASSETS..................................................  $   7,269,596
                                                              =============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................        857,041
                                                              =============
Net asset value and offering price per share................          $8.48
                                                              =============

STATEMENT OF OPERATIONS
FROM INCEPTION AUGUST 15, 2000 TO DECEMBER 31, 2000

INVESTMENT INCOME
  Interest..................................................  $      30,632
  Dividends.................................................            680
                                                              -------------
    Total investment income.................................         31,312
                                                              -------------
EXPENSES
  Investment advisory fee...................................         20,678
  Financial agent fee.......................................         27,837
  Professional..............................................         20,857
  Custodian.................................................          8,951
  Trustees..................................................          3,945
  Printing..................................................          3,735
  Miscellaneous.............................................          4,362
                                                              -------------
    Total expenses..........................................         90,365
    Less expenses borne by investment adviser...............        (63,944)
                                                              -------------
    Net expenses............................................         26,421
                                                              -------------
NET INVESTMENT INCOME.......................................          4,891
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................       (465,016)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................       (826,272)
                                                              -------------
NET LOSS ON INVESTMENTS.....................................     (1,291,288)
                                                              -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  (1,286,397)
                                                              =============

                       See Notes to Financial Statements

                 PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                               FROM INCEPTION
                                                                 8/15/00 TO
                                                                  12/31/00
                                                              -----------------
FROM OPERATIONS
  Net investment income (loss)..............................    $      4,891
  Net realized gain (loss)..................................        (465,016)
  Net change in unrealized appreciation (depreciation)......        (826,272)
                                                                ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................      (1,286,397)
                                                                ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................              --
                                                                ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................              --
                                                                ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (898,971 shares)............       8,920,684
  Net asset value of shares issued from reinvestment of
    distributions (0 shares)................................              --
  Cost of shares repurchased (41,930 shares)................        (364,691)
                                                                ------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................       8,555,993
                                                                ------------
  INCREASE (DECREASE) IN NET ASSETS.........................       7,269,596
NET ASSETS
  Beginning of period.......................................              --
                                                                ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $4,891)................................    $  7,269,596
                                                                ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                        FROM INCEPTION
                                          8/15/00 TO
                                           12/31/00
                                        --------------
Net asset value, beginning of
  period............................        $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)......           0.01
  Net realized and unrealized gain
    (loss)..........................          (1.53)
                                            -------
    TOTAL FROM INVESTMENT
     OPERATIONS.....................          (1.52)
                                            -------
LESS DISTRIBUTIONS
  Dividends from net investment
    income..........................             --
                                            -------
    TOTAL DISTRIBUTIONS.............             --
                                            -------
CHANGE IN NET ASSET VALUE...........          (1.52)
                                            -------
NET ASSET VALUE, END OF PERIOD......        $  8.48
                                            =======
Total return........................         (15.18)%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands).......................         $7,270
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3).............           1.15%(1)
  Net investment income.............           0.21%(1)
Portfolio turnover rate.............             21%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.93% for the period ended December 31, 2000.

                       See Notes to Financial Statements

                 PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES

FUND PROFILE

    Phoenix-Federated U.S. Government Bond Fund (PFUSGB) invests in longer-term U.S. government securities that include U.S. Treasury and agency obligations. The fund's average duration is managed within 20% of the duration of the Merrill Lynch 10+ Year Treasury Index*.

INVESTOR PROFILE

    The fund is appropriate for longer-term investors who want the relative credit safety of government bonds and are comfortable with fluctuations in the value of their investments. Investors should note that an investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTMENT ADVISER'S REPORT

    The year 2000 was the best year for Treasury securities since 1995 as they benefited from declining supply and a slowing economy. The Treasury coupon curve steepened significantly late in the fourth quarter with yields at the front end of the curve declining more than yields at the longer end of the curve. Economic slowdown fears intensified and market expectations at the front end of the yield curve dramatically shifted from pricing in an unchanged to somewhat lower Federal Funds target rate to pricing in aggressive easing of Fed monetary policy. In December, the 2- to 30-year Treasury yield spread turned positive for the first time since late January and ended the year at 36 basis points versus -9 basis points at the end of the third quarter and 26 basis points at year end 1999. The 10- to 30-year portion of the curve continued to steepen and yields of 10-year and 30-year Treasury securities ended the quarter at 5.11% and 5.46%, respectively, versus 5.80% and 5.88% at the end of the third quarter. Agency securities outperformed Treasury securities during the quarter as new risk management initiatives proposed by the Government Agencies in October helped reduce some of the political uncertainty generated in the first quarter. The fund's average duration ended the quarter within its neutral range at 9.9 years and approximately 10% of the fund continued to be invested in agency securities.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          US GOVERNMENT  MERRILL LYNCH 10+
           BOND SERIES    TREASURY INDEX*
12/15/99        $10,000            $10,000
99               $9,853            $10,000
00              $11,700            $12,019

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/00
                                                                         FROM
                                                                       INCEPTION
                                                                      12/15/99 TO
                                                              1 YEAR   12/31/00
---------------------------------------------------------------------------------
US Government Bond Series                                     18.75%     16.19%
---------------------------------------------------------------------------------
Merrill Lynch 10+ Treasury Index*                             20.19%     20.19%
---------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/15/99 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

* The Merrill Lynch 10+ Treasury Index is an unmanaged, commonly used measure of bond performance. The Index is not available for direct investment.

                 PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000

                                                                STANDARD
                                                                & POOR'S      PAR
                                                                 RATING      VALUE
                                                              (UNAUDITED)    (000)       VALUE
                                                              ------------  -------  --------------
U.S. GOVERNMENT SECURITIES--78.0%
U.S. TREASURY BONDS--78.0%
  U.S. Treasury Bonds 11.25%, 2/15/15.......................  AAA           $   450   $   703,230
  U.S. Treasury Bonds 9.25%, 2/15/16........................  AAA               400       551,845
  U.S. Treasury Bonds 8.75%, 5/15/17........................  AAA               400       537,046
  U.S. Treasury Bonds 9.125%, 5/15/18.......................  AAA               400       557,922
  U.S. Treasury Bonds 8.875%, 2/15/19.......................  AAA               400       549,646
  U.S. Treasury Bonds 8.125%, 8/15/19.......................  AAA               400       517,029
  U.S. Treasury Bonds 8.50%, 2/15/20........................  AAA               450       603,274
  U.S. Treasury Bonds 8.75%, 5/15/20........................  AAA               625       857,406
  U.S. Treasury Bonds 8.75%, 8/15/20........................  AAA               500       687,195
  U.S. Treasury Bonds 7.875%, 2/15/21.......................  AAA               425       541,307
  U.S. Treasury Bonds 8%, 11/15/21..........................  AAA               400       517,562
  U.S. Treasury Bonds 7.125%, 2/15/23.......................  AAA               200       238,284
  U.S. Treasury Bonds 6.25%, 8/15/23........................  AAA               400       432,586
  U.S. Treasury Bonds 7.625%, 2/15/25.......................  AAA               400       506,234
  U.S. Treasury Bonds 6%, 2/15/26...........................  AAA               430       453,071
  U.S. Treasury Bonds 6.125%, 11/15/27......................  AAA               400       430,528
  U.S. Treasury Bonds 6.125%, 8/15/29.......................  AAA               275       299,492
                                                                                      -----------
                                                                                        8,983,657
                                                                                      -----------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $8,254,629).....................................................     8,983,657
                                                                                      -----------
AGENCY NON MORTGAGE-BACKED SECURITIES--9.7%
  Freddie Mac 6.75%, 9/15/29................................  AAA             1,050     1,118,539
                                                                                      -----------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
  (Identified cost $1,029,378).....................................................     1,118,539
                                                                                      -----------
TOTAL LONG-TERM INVESTMENTS--87.7%
  (Identified cost $9,284,007).....................................................    10,102,196
                                                                                      -----------

                                                                              PAR
                                                                             VALUE
                                                                             (000)       VALUE
                                                                            -------  --------------
SHORT-TERM OBLIGATIONS--10.5%
REPURCHASE AGREEMENT--10.5%
  Goldman Sachs Group, Inc. (The) repurchase agreement, 6%,
    dated 12/31/00 due 1/2/01, repurchase price $1,205,803,
    collateralized by U.S. Treasury Securities, 4.625% to
    15.75%, 1/18/01 to 4/15/29, market value $1,229,100.....                $ 1,205   $ 1,205,000
                                                                                      -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,205,000).....................................................     1,205,000
                                                                                      -----------
TOTAL INVESTMENTS--98.2%
  (Identified cost $10,489,007)....................................................    11,307,196(a)
  Other assets and liabilities, net--1.8%..........................................       205,153
                                                                                      -----------
NET ASSETS--100.0%.................................................................   $11,512,349
                                                                                      ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $818,189 and gross depreciation of $0 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $10,489,007.

                       See Notes to Financial Statements

                 PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS
Investment securities at value, excluding repurchase
  agreement (Identified cost $9,284,007)....................  $   10,102,196
Repurchase agreement at value (Identified cost
  $1,205,000)...............................................       1,205,000
Cash........................................................           3,518
Receivables
  Interest..................................................         190,450
  Fund shares sold..........................................          49,884
  Receivable from adviser...................................           2,306
                                                              --------------
    Total assets............................................      11,553,354
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased...................................             311
  Financial agent fee.......................................           7,447
  Trustees' fee.............................................             397
Accrued expenses............................................          32,850
                                                              --------------
    Total liabilities.......................................          41,005
                                                              --------------
NET ASSETS..................................................  $   11,512,349
                                                              ==============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $   10,688,220
  Undistributed net investment income.......................           5,866
  Accumulated net realized gain.............................              74
  Net unrealized appreciation...............................         818,189
                                                              --------------
NET ASSETS..................................................  $   11,512,349
                                                              ==============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................       1,039,059
                                                              ==============
Net asset value and offering price per share................          $11.08
                                                              ==============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
  Interest..................................................  $      506,922
                                                              --------------
    Total investment income.................................         506,922
                                                              --------------
EXPENSES
  Investment advisory fee...................................          45,294
  Financial agent fee.......................................          79,287
  Professional..............................................          24,602
  Printing..................................................          15,424
  Custodian.................................................           9,765
  Trustees..................................................           5,715
  Miscellaneous.............................................          10,481
                                                              --------------
    Total expenses..........................................         190,568
    Less expenses borne by investment adviser...............        (134,027)
                                                              --------------
    Net expenses............................................          56,541
                                                              --------------
NET INVESTMENT INCOME.......................................         450,381
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................              74
  Net change in unrealized appreciation (depreciation) on
    investments.............................................         906,225
                                                              --------------
NET GAIN ON INVESTMENTS.....................................         906,299
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $    1,356,680
                                                              ==============

                       See Notes to Financial Statements

                 PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                             FROM INCEPTION
                                                               YEAR ENDED     12/15/99 TO
                                                                12/31/00        12/31/99
                                                              -------------  --------------
FROM OPERATIONS
  Net investment income (loss)..............................  $    450,381     $    14,343
  Net realized gain (loss)..................................            74              --
  Net change in unrealized appreciation (depreciation)......       906,225         (88,036)
                                                              ------------     -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................     1,356,680         (73,693)
                                                              ------------     -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................      (444,542)        (14,316)
  Net realized gains........................................            --              --
                                                              ------------     -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................      (444,542)        (14,316)
                                                              ------------     -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (586,368 and 515,209 shares,
    respectively)...........................................     6,225,252       5,149,929
  Net asset value of shares issued from reinvestment of
    distributions(41,626 and 1,451 shares, respectively)....       444,542          14,316
  Cost of shares repurchased (105,595 and 0 shares,
    respectively)...........................................    (1,145,819)             --
                                                              ------------     -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................     5,523,975       5,164,245
                                                              ------------     -----------
  NET INCREASE (DECREASE) IN NET ASSETS.....................     6,436,113       5,076,236
NET ASSETS
  Beginning of period.......................................     5,076,236              --
                                                              ------------     -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $5,866 AND $27, RESPECTIVELY)..........  $ 11,512,349     $ 5,076,236
                                                              ============     ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                       YEAR     FROM INCEPTION
                                       ENDED     12/15/99 TO
                                     12/31/00      12/31/99
                                     ---------  --------------
Net asset value, beginning of
  period...........................  $   9.83       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).....      0.56         0.03
  Net realized and unrealized gain
    (loss).........................      1.24        (0.17)
                                     --------       ------
    TOTAL FROM INVESTMENT
     OPERATIONS....................      1.80        (0.14)
                                     --------       ------
LESS DISTRIBUTIONS
  Dividends from net investment
    income.........................     (0.55)       (0.03)
                                     --------       ------
    TOTAL DISTRIBUTIONS............     (0.55)       (0.03)
                                     --------       ------
CHANGE IN NET ASSET VALUE..........      1.25        (0.17)
                                     --------       ------
NET ASSET VALUE, END OF PERIOD.....  $  11.08       $ 9.83
                                     ========       ======
Total return.......................     18.75%       (1.47)%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)......................   $11,512       $5,076
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)............      0.75%        0.75%(1)
  Net investment income............      5.97%        6.61%(1)
Portfolio turnover rate............         1%           0%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.52% and 8.21% for the periods ended December 31, 2000 and 1999, respectively.

                       See Notes to Financial Statements

                      PHOENIX-GOODWIN MONEY MARKET SERIES

INVESTMENT OBJECTIVE

    Phoenix-Goodwin Money Market Series has an investment objective of seeking as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities, only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will remain at $10.00 or that the fund will realize a particular yield. In addition, not all U.S. government securities are backed by the full faith and credit of the United States. It is possible to lose money by investing in the fund.

INVESTMENT ADVISER'S REPORT

    Money Market Series earned 6.03% for the 12 months ended December 31, 2000. The Salomon Brothers 90-Day Treasury Bill Index(2) returned 5.97% for the same period. All performance figures assume reinvestment of distributions.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                IBC MONEY
       MONEY MARKET SERIES(1)  FUND REPORT*
1/00                    5.36%         5.12%
2/00                    5.35%         5.16%
3/00                    5.42%         5.24%
4/00                    5.60%         5.37%
5/00                    5.76%         5.54%
6/00                    5.98%         5.81%
7/00                    6.08%         5.90%
8/00                    6.07%         5.92%
9/00                    6.12%         5.90%
10/00                   6.14%         5.90%
11/00                   6.17%         5.90%
12/00                   6.60%         5.89%

(1) The above graph covers the period from January 1, 2000 to December 31, 2000. The results are not indicative of the rate of return which may be realized from an investment made in the Money Market Series today.

(2) The Salmon Brothers 90-Day Treasury Index is an unmanaged measure of money market total return performance. The index is not available for direct investment.

* Average monthly yield of First Tier Money Market Funds as reported by IBC's Money Market Insight.

                      PHOENIX-GOODWIN MONEY MARKET SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000

 FACE
VALUE                                            INTEREST  MATURITY
(000)     DESCRIPTION                              RATE      DATE       VALUE
------    -----------                            --------  --------  ------------
FEDERAL AGENCY SECURITIES--3.9%
$2,500    FHLB (b).............................    6.73%    3/1/01   $  2,499,874
 2,500    FHLB.................................    5.75    4/30/01      2,491,595
 1,930    FFCB.................................    5.88     7/2/01      1,926,425
                                                                     ------------
TOTAL FEDERAL AGENCY SECURITIES....................................     6,917,894
                                                                     ------------

                                                         RESET
                                                          DATE
                                                        --------
FEDERAL AGENCY SECURITIES--VARIABLE(b)--8.2%
   208    SBA (final maturity 1/25/21).........  7.00    1/1/01       207,548
 1,318    SBA (final maturity 10/25/22)........  7.00    1/1/01     1,313,092
 2,906    SBA (final maturity 11/25/21)........  7.13    1/1/01     2,904,468
 2,116    SBA (final maturity 2/25/23).........  7.00    1/1/01     2,115,692
   986    SBA (final maturity 2/25/23).........  7.00    1/1/01       986,296
 1,916    SBA (final maturity 3/25/24).........  6.88    1/1/01     1,914,378
   176    SBA (final maturity 5/25/21).........  7.00    1/1/01       176,178
 2,685    SBA (final maturity 9/25/23).........  6.88    1/1/01     2,680,546
 2,500    SLMA (final maturity 4/19/01)........  6.26    1/3/01     2,500,000
                                                                  -----------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE.......................   14,798,198
                                                                  -----------

                                                  STANDARD
 PAR                                              & POOR'S
VALUE                                              RATING            MATURITY
(000)                                            (UNAUDITED)           DATE
------                                           -----------         --------
COMMERCIAL PAPER--70.2%
 2,500    Special Purpose Accounts Receivable
          Cooperative Corp. (b)................  A-1          6.82    1/2/01     2,500,000
 3,460    Exxon Imperial U.S., Inc.............  A-1+         6.52    1/3/01     3,458,747
   366    Greenwich Funding Corp...............  A-1+         6.62    1/3/01       365,865
 2,500    Preferred Receivables Funding
          Corp.................................  A-1          6.57    1/4/01     2,498,631
 2,500    Enterprise Funding Corp..............  A-1+         6.70    1/5/01     2,498,139
 2,500    Kellogg Co...........................  A-2          6.57    1/5/01     2,498,175
   640    CIESCO L.P...........................  A-1+         6.62    1/8/01       639,176
 1,000    Marsh USA, Inc.......................  A-1+         6.55    1/8/01       998,726
 1,000    Exxon Imperial U.S., Inc.............  A-1+         6.61    1/9/01       998,531
 2,500    Associates Corporation of North
          America..............................  A-1+         6.60   1/10/01     2,495,875
 3,000    General Electric Capital Corp........  A-1+         6.60   1/10/01     2,995,050
   650    Household Finance Corp...............  A-1          6.65   1/10/01       648,919
 1,575    Bank of America Corp.................  A-1          6.58   1/11/01     1,572,121
   850    Pfizer, Inc..........................  A-1+         6.55   1/11/01       848,453
 2,500    Special Purpose Accounts Receivable
          Cooperative Corp.....................  A-1          6.65   1/11/01     2,495,382
 1,130    General Electric Capital Corp........  A-1+         6.54   1/12/01     1,127,742
 1,680    Lexington Parker Capital Co. LLC.....  A-1          6.75   1/12/01     1,676,535
   500    AT&T Corp. (b).......................  A-1          6.70   1/15/01       499,752
 2,500    Bavaria Universal Funding
          Corp. (b)............................  A-1          6.70   1/15/01     2,500,000
 2,500    Pfizer, Inc..........................  A-1+         6.50   1/17/01     2,492,778
 1,200    Alcoa, Inc...........................  A-1          6.55   1/18/01     1,196,288
 3,000    Household Finance Corp...............  A-1          6.57   1/18/01     2,990,692
   517    Receivables Capital Corp.............  A-1+         6.66   1/18/01       515,374
 2,500    Goldman Sachs Group, Inc. (The)......  A-1+         6.52   1/19/01     2,491,850
 2,500    Goldman Sachs Group, Inc. (The)......  A-1+         6.56   1/19/01     2,491,800
   400    Associates Corporation of North
          America..............................  A-1+         6.60   1/22/01       398,460
 1,305    General Electric Capital Corp........  A-1+         6.53   1/22/01     1,300,029
   295    Coca Cola Co.........................  A-1          6.55   1/23/01       293,819
 1,500    Alcoa, Inc...........................  A-1          6.57   1/25/01     1,493,430
 2,500    Household Finance Corp...............  A-1          6.53   1/30/01     2,486,849
   850    Enterprise Funding Corp..............  A-1+         6.65   1/31/01       845,290
 3,300    Preferred Receivables Funding
          Corp.................................  A-1          6.50    2/2/01     3,280,933
 1,000    Deutsche Bank Financial, Inc.........  A-1+         6.52    2/5/01       993,661
 3,000    Alcoa, Inc...........................  A-1          6.50    2/6/01     2,980,500
 2,500    SBC Communications, Inc..............  A-1+         6.50    2/6/01     2,483,750
 2,500    Greenwich Funding Corp...............  A-1+         6.54    2/7/01     2,483,196
 1,890    Preferred Receivables Funding
          Corp.................................  A-1          6.50    2/7/01     1,877,374
 1,800    SBC Communications, Inc..............  A-1+         6.43    2/7/01     1,788,104
   889    Receivables Capital Corp.............  A-1+         6.54    2/8/01       882,863
 1,300    Alcoa, Inc...........................  A-1          6.50    2/9/01     1,290,846

                       See Notes to Financial Statements

                      PHOENIX-GOODWIN MONEY MARKET SERIES

                                                  STANDARD
                                           FACE   & POOR'S
                                          VALUE    RATING     INTEREST  MATURITY
          DESCRIPTION                     (000)  (UNAUDITED)    RATE      DATE       VALUE
----------------------------------------------- ---------------------------------------------
COMMERCIAL PAPER--CONTINUED
$1,750    BellSouth Capital Funding Corp.......  A-1+           6.50%    2/9/01   $ 1,737,677
   280    CIESCO L.P...........................  A-1+           6.55     2/9/01       278,013
 1,713    Enterprise Funding Corp..............  A-1+           6.50     2/9/01     1,700,938
 2,500    Kimberly-Clark Corp..................  A-1+           6.47     2/9/01     2,482,477
   550    Preferred Receivables Funding
          Corp.................................  A-1            6.52     2/9/01       546,115
 3,000    Receivables Capital Corp.............  A-1+           6.54     2/9/01     2,978,745
 2,500    SBC Communications, Inc..............  A-1+           6.45    2/13/01     2,480,740
   938    Lexington Parker Capital Co. LLC.....  A-1            6.55    2/15/01       930,320
 2,650    American Home Products Corp..........  A-1            6.45    2/16/01     2,628,160
 1,500    Wisconsin Electric Power Co..........  A-1+           6.35    2/20/01     1,486,771
 1,360    General Electric Capital Corp........  A-1+           6.43    2/21/01     1,347,612
 2,500    Heinz (H.J.) Co......................  A-1            6.52    2/21/01     2,476,908
 2,000    Heinz (H.J.) Co......................  A-1            6.53    2/21/01     1,981,498
 2,500    BellSouth Capital Funding Corp.......  A-1+           6.41    2/22/01     2,476,853
 1,120    Alcoa, Inc...........................  A-1            6.40    2/23/01     1,109,447
 3,500    Gannett Co., Inc.....................  A-1            6.50    2/23/01     3,466,507
 2,160    Kimberly-Clark Corp..................  A-1+           6.40    2/27/01     2,138,112
 3,000    Lexington Parker Capital Co. LLC.....  A-1            6.50     3/1/01     2,968,042
 2,490    Lexington Parker Capital Co. LLC.....  A-1            6.52     3/2/01     2,462,942
 2,500    AT&T Corp. (b).......................  A-1            6.55    3/14/01     2,500,209
 1,450    Receivables Capital Corp.............  A-1+           6.38    3/15/01     1,431,241
 2,090    Private Export Funding Corp..........  A-1+           6.46    3/29/01     2,057,372
 2,785    Honeywell International, Inc.........  A-1            6.47    3/30/01     2,740,954
 2,500    Receivables Capital Corp.............  A-1+           6.43     5/2/01     2,445,970
 2,500    Schering-Plough Corp.................  A-1            6.29    5/30/01     2,434,916
 2,500    AT&T Corp............................  A-1            7.27    6/14/01     2,500,000
 2,200    AT&T Corp............................  A-1            7.27    6/14/01     2,203,450
                                                                                  -----------
TOTAL COMMERCIAL PAPER..........................................................  126,365,694
                                                                                  -----------
MEDIUM-TERM NOTES--9.2%
 2,450    Associates Corporation of North
          America..............................  AA-            5.85    1/15/01     2,449,215
 2,500    National Rural Utility Cooperative
          Finance Corp. (b)....................  AA-            6.73    1/22/01     2,500,000
 2,000    Beta Finance, Inc....................  AAA            6.82    2/15/01     1,999,626
 2,500    Bank of America Corp.................  AA-            7.25    2/16/01     2,501,022
 3,000    Associates Corporation of North
          America (b)..........................  AA-            6.85    2/27/01     3,002,233
 1,000    Bank of America Corp.................  AA-            5.75    3/15/01       998,099
 3,200    National Rural Utility Cooperative
          Finance Corp.........................  A-1+           6.20    8/17/01     3,074,347
                                                                                  -----------
TOTAL MEDIUM-TERM NOTES.........................................................   16,524,542
                                                                                  -----------
LOAN PARTICIAPATION--1.5%
 2,725    National Rural Utility Cooperative
          Finance Corp.........................  A-1            6.64    1/30/01     2,725,000
                                                                                  -----------
TOTAL LOAN PARTICIAPATION.......................................................    2,725,000
                                                                                  -----------
TOTAL INVESTMENTS--93.0%
  (Identified cost $167,331,328)................................................  167,331,328(a)
  Other assets and liabilities, net--7.0%.......................................   12,636,796
                                                                                  -----------
NET ASSETS--100.0%..............................................................  $179,968,124
                                                                                  ===========

(a) Federal Income Tax Information: At December 31, 2000, the aggregate cost of securities was the same for book and tax purposes.
(b) Variable or step coupon security. The interest rate shown reflects the rate currently in effect.

                       See Notes to Financial Statements

                      PHOENIX-GOODWIN MONEY MARKET SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS
Investment securities at value (Identified cost
  $167,331,328).............................................  $167,331,328
Receivables
  Fund shares sold..........................................    12,582,902
  Interest..................................................     1,024,927
  Investment securities sold................................       251,797
Prepaid expenses............................................           963
                                                              ------------
    Total assets............................................   181,191,917
                                                              ------------
LIABILITIES
Payables
  Custodian.................................................         3,781
  Fund shares repurchased...................................     1,087,204
  Investment advisory fee...................................        47,642
  Financial agent fee.......................................        14,391
  Trustees' fee.............................................           397
Accrued expenses............................................        70,378
                                                              ------------
    Total liabilities.......................................     1,223,793
                                                              ------------
NET ASSETS..................................................  $179,968,124
                                                              ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $179,968,124
                                                              ------------
NET ASSETS..................................................  $179,968,124
                                                              ============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................    17,996,835
                                                              ============
Net asset value and offering price per share................  $      10.00
                                                              ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
  Interest..................................................  $  10,969,092
                                                              -------------
    Total investment income.................................     10,969,092
                                                              -------------
EXPENSES
  Investment advisory fee...................................        687,577
  Financial agent fee.......................................        204,612
  Custodian.................................................         32,765
  Printing..................................................         31,371
  Professional..............................................         26,554
  Trustees..................................................          5,715
  Miscellaneous.............................................          6,504
                                                              -------------
    Total expenses..........................................        995,098
    Less expense borne by investment adviser................        (49,976)
                                                              -------------
    Net expenses............................................        945,122
                                                              -------------
NET INVESTMENT INCOME.......................................     10,023,970
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  10,023,970
                                                              =============

                       See Notes to Financial Statements

                      PHOENIX-GOODWIN MONEY MARKET SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED         YEAR ENDED
                                                                                 12/31/00           12/31/99
                                                                             -----------------  -----------------
FROM OPERATIONS
  Net investment income (loss).............................................  $     10,023,970   $      9,827,286
                                                                             ----------------   ----------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..............        10,023,970          9,827,286
                                                                             ----------------   ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income....................................................       (10,023,970)        (9,827,286)
                                                                             ----------------   ----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS................       (10,023,970)        (9,827,286)
                                                                             ----------------   ----------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (68,283,798 and 48,073,554 shares,
    respectively)..........................................................       682,837,977        480,735,538
  Net asset value of shares issued from reinvestment of distributions
    (1,002,397 and 982,729 shares, respectively)...........................        10,023,970          9,827,286
  Cost of shares repurchased (74,847,784 and 45,179,003 shares,
    respectively)..........................................................      (748,477,835)      (451,790,033)
                                                                             ----------------   ----------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS................       (55,615,888)        38,772,791
                                                                             ----------------   ----------------
  NET INCREASE (DECREASE) IN NET ASSETS....................................       (55,615,888)        38,772,791
NET ASSETS
  Beginning of period......................................................       235,584,012        196,811,221
                                                                             ----------------   ----------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF $0
    AND $0, RESPECTIVELY)..................................................  $    179,968,124   $    235,584,012
                                                                             ================   ================

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                       YEAR ENDED DECEMBER 31,
                           -------------------------------------------------------------------------------
                                     2000                       1999                       1998
                           -------------------------  -------------------------  -------------------------
Net asset value,
  beginning of period....           $10.00                     $10.00                     $10.00
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income
    (loss)...............             0.59                       0.47                       0.50
                                    ------                     ------                     ------
    TOTAL FROM INVESTMENT
      OPERATIONS.........             0.59                       0.47                       0.50
                                    ------                     ------                     ------
LESS DISTRIBUTIONS
  Dividends from net
    investment income....            (0.59)                     (0.47)                     (0.50)
                                    ------                     ------                     ------
    TOTAL
      DISTRIBUTIONS......            (0.59)                     (0.47)                     (0.50)
                                    ------                     ------                     ------
NET ASSET VALUE, END OF
  PERIOD.................           $10.00                     $10.00                     $10.00
                                    ======                     ======                     ======
Total return.............             6.03%                      4.82%                      5.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)............         $179,968                   $235,584                   $196,811
RATIO TO AVERAGE NET
  ASSETS OF:
  Operating
    expenses (1).........             0.55%                      0.55%                      0.55%
  Net investment
    income...............             5.83%                      4.73%                      4.99%

                                         YEAR ENDED DECEMBER 31,
                           ----------------------------------------------------
                                     1997                       1996
                           -------------------------  -------------------------
Net asset value,
  beginning of period....           $10.00                     $10.00
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income
    (loss)...............             0.50                       0.50
                                    ------                     ------
    TOTAL FROM INVESTMENT
      OPERATIONS.........             0.50                       0.50
                                    ------                     ------
LESS DISTRIBUTIONS
  Dividends from net
    investment income....            (0.50)                     (0.50)
                                    ------                     ------
    TOTAL
      DISTRIBUTIONS......            (0.50)                     (0.50)
                                    ------                     ------
NET ASSET VALUE, END OF
  PERIOD.................           $10.00                     $10.00
                                    ======                     ======
Total return.............             4.99%                      4.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)............         $126,607                   $131,361
RATIO TO AVERAGE NET
  ASSETS OF:
  Operating
    expenses (1).........             0.55%                      0.55%
  Net investment
    income...............             5.07%                      4.89%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.58% and 0.57% for the periods ended December 31, 2000 and 1999, respectively.

                       See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

INVESTMENT OBJECTIVE

    Phoenix-Goodwin Multi-Sector Fixed Income Series has as its investment objective total return. The portfolio's duration is market neutral, approximately equal to the Fund's benchmark index. Investors should note that the Fund may hold foreign bonds, and foreign investments pose additional risk, such as currency fluctuation, less public disclosure, and political and economic uncertainty. The Fund may also invest in high-yielding fixed-income securities that are generally subject to greater market fluctuations and risk of loss of income and principal than are investments in lower yielding fixed-income securities.

INVESTMENT ADVISER'S REPORT

    For the fiscal year ended December 31, 2000, the return was 6.47% compared with a return of 11.63% for the Lehman Brothers Aggregate Bond Index(1). All performance figures assume reinvestment of distributions.

    As they have over the past 12 months, Treasuries are outperforming all other sectors of the market as investors continue to reward the characteristics of liquidity and quality. Weakness in the Nasdaq Index(2) during the second part of the reporting period put the domestic high-yield sector under extra pressure. The ongoing need for capital was a concern as access to capital declined with the weaker equity markets.

    Performance was held back by an overweighting in the portfolio in the high-yield sector. The domestic high-yield market has been jolted by rising rates, increasing default rates and mixed fundamentals. Historically, valuations are very favorable, just waiting for a market catalyst. We believe issue selection remains critical, and our strategy is to continue to concentrate holdings in higher quality names and remain well-diversified by industry.

    We continue to follow our investment strategy of investing in those sectors that offer the best relative value. This approach often leads us to emphasize evolving sectors of the bond market where inefficiencies exist that we believe can lead to significant upside potential. As we move forward, we believe the portfolio is well-positioned to take advantage of attractive valuations in the non-Treasury sectors of the market.

OUTLOOK

    We view the environment as favorable for fixed-income investors with a long-term investment horizon. Our positive outlook for fixed-income as an asset class, particularly in the non-Treasury sectors, is driven by a combination of attractive valuations and improving fundamentals. On the fundamental side, the bond market should continue to benefit from a slowing domestic economy, less restrictive Federal Reserve policy and moderating core inflation.

    Credit spreads are very wide by historical measures, and non-Treasury sectors offer excellent value relative to long-term averages. We will continue to focus our research efforts on identifying undervalued high quality credits and maintain a well-diversified portfolio.

(1) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad market total return performance.

(2) The Nasdaq Index measures technology-oriented stock market total-return performance.

The indices are unmanaged and not available for direct investment.

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     MULTI-SECTOR FIXED     LEHMAN BROTHERS
       INCOME SERIES     AGGREGATE BOND INDEX*
90              $10,000                $10,000
91              $11,941                $11,600
92              $13,139                $12,459
93              $15,228                $13,674
94              $14,395                $13,275
95              $17,783                $15,728
96              $19,991                $16,299
97              $22,175                $17,872
98              $21,284                $19,425
99              $22,446                $19,264
00              $23,898                $21,504

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/00

                                                    1 YEAR  5 YEARS  10 YEARS
-----------------------------------------------------------------------------
Multi-Sector Fixed Income Series                     6.47%    6.09%     9.10%
-----------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index*               11.63%    6.46%     7.96%
-----------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/90. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. High yield fixed income securities generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed income securities. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

* The Lehman Brothers Aggregate Bond Index is an unmanaged but commonly used measure of bond performance. The Index is not available for direct investment.

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000

                                                   MOODY'S                   PAR
                                                   RATING                   VALUE
                                                 (UNAUDITED)                (000)       VALUE
                                     -----------------------------------  ---------  ------------
U.S. GOVERNMENT SECURITIES--2.2%
U.S. TREASURY NOTES--2.2%
  U.S. Treasury Notes 5.75%,
    8/15/10........................  Aaa                                  $  3,400   $  3,563,356
                                                                                     ------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $3,403,922).....................................................     3,563,356
                                                                                     ------------
AGENCY MORTGAGE-BACKED SECURITIES--0.6%
  GNMA 8%, 9/15/06.................  Aaa                                         4          3,995
  GNMA 8%, 10/15/06................  Aaa                                        94         97,223
  GNMA 6.50%, 10/15/23.............  Aaa                                       215        214,881
  GNMA 6.50%, 12/15/25.............  Aaa                                       219        218,118
  GNMA 6.50%, 12/15/25.............  Aaa                                       153        152,111
  GNMA 6.50%, 12/15/25.............  Aaa                                       189        188,617
  GNMA 6.50%, 1/15/26..............  Aaa                                       123        122,787
                                                                                     ------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $991,362).......................................................       997,732
                                                                                     ------------
AGENCY NON MORTGAGE-BACKED SECURITIES--4.1%
  Fannie Mae 6.625%, 9/15/09.......  Aaa                                     6,250      6,497,031
                                                                                     ------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
  (Identified cost $6,226,773).....................................................     6,497,031
                                                                                     ------------
MUNICIPAL BONDS--11.7%
CALIFORNIA--1.5%
  Alameda Corridor Transportation
    Authority Revenue Taxable
    Series C 6.50%, 10/1/19........  Aaa                                       750        710,700
  Alameda Corridor Transportation
    Authority Revenue Taxable
    Series C 6.60%, 10/1/29........  Aaa                                     1,750      1,638,718
                                                                                     ------------
                                                                                        2,349,418
                                                                                     ------------
CONNECTICUT--2.0%
  Mashantucket Western Pequot Tribe
    Revenue Taxable Series A 6.91%,
    9/1/12.........................  Aaa                                     1,100      1,129,964
  Mashantucket Western Pequot Tribe
    Revenue Taxable Series A 144A
    6.57%, 9/1/13 (b)..............  Aaa                                     2,140      2,119,905
                                                                                     ------------
                                                                                        3,249,869
                                                                                     ------------
FLORIDA--2.2%
  Tampa Solid Waste System Revenue
    Taxable Series A 6.46%,
    10/1/09........................  Aaa                                     2,250      2,235,195
  University of Miami Exchangeable
    Revenue Taxable Series A 7.65%,
    4/1/20.........................  Aaa                                     1,310      1,328,995
                                                                                     ------------
                                                                                        3,564,190
                                                                                     ------------
ILLINOIS--1.9%
  Illinois Educational Facilities
    Authority-Loyola University
    Revenue Taxable Series C 7.12%,
    7/1/11.........................  Aaa                                     1,330      1,380,474
  Illinois Educational Facilities
    Authority-Loyola University
    Revenue Taxable Series A 7.84%,
    7/1/24.........................  Aaa                                     1,600      1,639,792
                                                                                     ------------
                                                                                        3,020,266
                                                                                     ------------
MASSACHUSETTS--1.9%
  Massachusetts Port Authority
    Revenue Taxable Series C 6.35%,
    7/1/06.........................  Aa                                      1,500      1,504,500
                                                   MOODY'S                   PAR
                                                   RATING                   VALUE
                                                 (UNAUDITED)                (000)       VALUE
                                     -----------------------------------  ---------  ------------
MASSACHUSETTS--CONTINUED
  Worcester Pension General
    Obligation Taxable 6.25%
    1/1/28.........................  Aaa                                  $  1,750   $  1,562,225
                                                                                     ------------
                                                                                        3,066,725
                                                                                     ------------
PENNSYLVANIA--1.2%
  Pittsburgh Pension General
    Obligation Taxable Series B
    6.35%, 3/1/13..................  Aaa                                     2,000      1,935,560
                                                                                     ------------
TEXAS--1.0%
  Texas State University System
    Revenue 6.16%, 3/15/06.........  Aaa                                     1,495      1,489,782
                                                                                     ------------
TOTAL MUNICIPAL BONDS
  (Identified cost $18,845,928)....................................................    18,675,810
                                                                                     ------------
CORPORATE BONDS--14.4%
AIRLINES--3.0%
  America West Airlines 8.057%,
    7/2/20.........................  Aaa                                     1,200      1,251,480
  Continental Airlines, Inc.
    7.461%, 4/1/15.................  Aa                                      1,335      1,354,421
  Northwest Airlines Corp. Series
    2000-1 Class G 8.072%,
    4/1/21.........................  Aaa                                     2,000      2,176,000
                                                                                     ------------
                                                                                        4,781,901
                                                                                     ------------
BANKS (MAJOR REGIONAL)--1.5%
  BNP U.S. Funding LLC Series A
    144A, 7.738%,
    12/31/49 (b)(d)................  A                                       2,500      2,413,507
                                                                                     ------------
COMMUNICATIONS EQUIPMENT--1.2%
  Crown Castle International Corp.
    0%, 5/15/11 (d)................  B                                       1,500      1,016,250
  Metromedia Fiber Network, Inc.
    Series B 10%, 11/15/08.........  B                                       1,140        951,900
                                                                                     ------------
                                                                                        1,968,150
                                                                                     ------------
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.5%
  Park Place Entertainment Corp.
    9.375%, 2/15/07................  Ba                                        750        772,500
                                                                                     ------------
HEALTH CARE (HOSPITAL MANAGEMENT)--0.7%
  HCA - The Healthcare Co. 8.75%,
    9/1/10.........................  Ba                                      1,000      1,057,692
                                                                                     ------------
HEALTH CARE (SPECIALIZED SERVICES)--0.7%
  HEALTHSOUTH Corp. 144A 10.75%,
    10/1/08 (b)....................  Ba                                      1,000      1,042,500
                                                                                     ------------
LEISURE TIME (PRODUCTS)--0.7%
  Bally Total Fitness Holding Corp.
    Series D 9.875%, 10/15/07......  B                                       1,150      1,072,375
                                                                                     ------------
OIL & GAS (DRILLING & EQUIPMENT)--0.6%
  R & B Falcon Corp. Series B
    6.75%, 4/15/05.................  Ba                                      1,000        945,000
                                                                                     ------------
PAPER & FOREST PRODUCTS--0.9%
  S.D. Warren Co. PIK 14%,
    12/15/06.......................  Ba                                      1,391      1,508,693
                                                                                     ------------
POWER PRODUCERS (INDEPENDENT)--0.6%
  AES Corp. 9.375%, 9/15/10........  Ba                                      1,000      1,027,500
                                                                                     ------------
SERVICES (COMMERCIAL & CONSUMER)--1.0%
  Service Corporation International
    7.20%, 6/1/06..................  B                                       1,650        895,125

                       See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                                                   MOODY'S                   PAR
                                                   RATING                   VALUE
                                                 (UNAUDITED)                (000)       VALUE
                                     -----------------------------------  ---------  ------------
SERVICES (COMMERCIAL & CONSUMER)--CONTINUED
  United Rentals, Inc. Series B
    9.25%, 1/15/09.................  B                                    $  1,000   $    760,000
                                                                                     ------------
                                                                                        1,655,125
                                                                                     ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.3%
  Metromedia International Group,
    Inc. Series B 10.50%,
    9/30/07........................  NR                                        837        393,377
                                                                                     ------------
TELECOMMUNICATIONS (LONG DISTANCE)--1.5%
  Level 3 Communication, Inc.
    10.75%, 3/15/08 (g)............  B                                       1,750      1,380,100
  NTL Communications Corp. 144A
    11.875%, 10/1/10 (b)...........  B                                       1,200      1,074,000
                                                                                     ------------
                                                                                        2,454,100
                                                                                     ------------
TELEPHONE--0.1%
  Pathnet, Inc. 12.25%, 4/15/08....  NR                                      1,175        158,625
                                                                                     ------------
TEXTILES (APPAREL)--0.4%
  Collins & Aikman Products Co.
    11.50%, 4/15/06................  B                                         890        685,300
                                                                                     ------------
WASTE MANAGEMENT--0.7%
  Allied Waste Industries 7.40%,
    9/15/35........................  Ba                                      1,500      1,140,000
                                                                                     ------------
TOTAL CORPORATE BONDS
  (Identified cost $25,003,933)....................................................    23,076,345
                                                                                     ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--23.1%
  CS First Boston Mortgage
    Securities Corp. 97-SPCE, C
    7.077%, 2/20/07................  AA(c)                                   2,000      2,003,750
  CS First Boston Mortgage
    Securities Corp. 97-C2, A3
    6.55%, 11/17/07................  Aaa                                     1,750      1,763,821
  CS First Boston Mortgage
    Securities Corp. 97-1R, 1M4
    7.579%, 2/28/22 (d)............  Baa                                     2,038      1,933,380
  Commercial Mortgage Asset Trust
    99-C1, D 7.35%, 10/17/13.......  Baa                                       500        481,899
  Countrywide Home Loans 00-9, A4
    7.50%, 1/25/31.................  AAA                                     1,100      1,117,952
  First Chicago/Lennar Trust
    97-CHL1, D 8.148%,
    5/29/08 (d)....................  BB(c)                                   2,000      1,757,334
  First Union-Lehman Brothers
    Commercial Mortgage Trust
    97-C2, F 7.50%, 9/18/15........  BB-(c)                                  1,000        824,903
  LB Commercial Conduit Mortgage
    Trust 99-C2, A2 7.325%,
    9/15/09........................  Aaa                                     2,100      2,202,375
  Merrill Lynch Mortgage Investors,
    Inc. 96-C2, C 6.96%,
    11/21/28.......................  A(c)                                    3,607      3,637,998
  Morgan Stanley Capital I 98-WF2,
    C 6.77%, 6/15/08...............  A(c)                                    1,700      1,709,828
  Mortgage Capital Funding, Inc.
    98-MC2, B 6.549%, 5/18/08......  Aa                                      2,500      2,485,449
  Mortgage Capital Funding, Inc.
    96-MC2, F 5.75%, 12/21/26......  Ba                                      1,500      1,221,387
  Norwest Asset Securities Corp.
    99-5, B3 6.25%, 3/25/14........  BBB(c)                                  1,451      1,362,895
  Norwest Asset Securities Corp.
    97-7, B1 7%, 5/25/27...........  A                                       1,919      1,867,894
  Norwest Asset Securities Corp.
    99-10, B3 6.25%, 4/25/14.......  BBB(c)                                    833        768,869
  Paine Webber Mortgage Acceptance
    Corp. 00-1, M 7.75%, 9/25/30...  AA                                      1,280      1,309,679
  Residential Funding Mortgage
    Securities I 94-S7, M3 6.50%,
    3/25/24........................  Baa                                     3,866      3,671,785
  Ryland Mortgage Securities Corp.
    III 92-A, 1A 8.256%,
    3/29/30 (d)....................  A-(c)                                     333        326,689
  Securitized Asset Sales, Inc.
    95-6, B3 7%, 12/25/10..........  NR                                      1,094      1,038,185
                                                   MOODY'S                   PAR
                                                   RATING                   VALUE
                                                 (UNAUDITED)                (000)       VALUE
                                     -----------------------------------  ---------  ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED
  Structured Asset Securities Corp.
    00-C2, L 8.436%,
    3/20/03 (d)....................  BB+(c)                               $  1,409   $  1,347,013
  Structured Asset Securities Corp.
    98-C3A, H 7.198%,
    4/25/03 (d)....................  Baa                                     2,250      2,230,313
  Summit Mortgage Trust 00-1, B3
    6.138%, 12/28/12...............  A-(c)                                   1,974      1,926,981
                                                                                     ------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $36,428,323)....................................................    36,990,379
                                                                                     ------------
FOREIGN GOVERNMENT SECURITIES--21.5%
ARGENTINA--0.5%
  Republic of Argentina RegS
    11.75%, 2/12/07 (f)............  B                                         850        725,794
                                                                                     ------------
BRAZIL--6.5%
  Republic of Brazil C Bond 8%,
    4/15/14 (d)....................  B                                       6,896      5,342,168
  Republic of Brazil 12.25%,
    3/6/30.........................  B                                       1,000        927,500
  Republic of Brazil 11%,
    8/17/40........................  B                                       5,050      4,118,906
                                                                                     ------------
                                                                                       10,388,574
                                                                                     ------------
BULGARIA--2.2%
  Republic of Bulgaria IAB 7.75%,
    7/28/11 (d)....................  B                                         250        188,750
  Republic of Bulgaria IAB PDI
    7.75%, 7/28/11 (d).............  B                                       4,000      3,020,000
  Republic of Bulgaria FLIRB Series
    A 3%, 7/28/12 (d)..............  B                                         435        324,075
                                                                                     ------------
                                                                                        3,532,825
                                                                                     ------------
COLOMBIA--0.7%
  Republic of Colombia 9.75%,
    4/23/09........................  Ba                                      1,250      1,053,125
                                                                                     ------------
CROATIA--1.7%
  Croatia Series B 7.75%,
    7/31/06 (d)....................  Baa                                     1,574      1,510,587
  Croatia Series A 7.75%,
    7/31/10 (d)....................  Baa                                     1,364      1,281,817
                                                                                     ------------
                                                                                        2,792,404
                                                                                     ------------
MEXICO--5.0%
  United Mexican States Global Bond
    8.625%, 3/12/08................  Baa                                     1,000        998,750
  United Mexican States Global Bond
    11.375%, 9/15/16...............  Baa                                     2,500      2,918,125
  United Mexican States Global Bond
    11.50%, 5/15/26................  Baa                                     3,375      4,109,062
                                                                                     ------------
                                                                                        8,025,937
                                                                                     ------------
PANAMA--1.1%
  Republic of Panama 9.375%,
    4/1/29.........................  Ba                                      1,750      1,706,250
                                                                                     ------------
PHILIPPINES--2.4%
  Republic of Philippines 8.875%,
    4/15/08........................  Ba                                        750        665,625
  Republic of Philippines 9.875%,
    1/15/19........................  Ba                                      4,000      3,220,000
                                                                                     ------------
                                                                                        3,885,625
                                                                                     ------------
POLAND--1.4%
  Poland Bearer PDI 6%,
    10/27/14 (d)...................  Baa                                     2,345      2,257,062
                                                                                     ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $33,904,934)....................................................    34,367,596
                                                                                     ------------
FOREIGN CORPORATE BONDS--14.4%
BERMUDA--0.3%
  Flag Telecom Ltd. 11.625%,
    3/30/10 (g)....................  B                                         750        549,224
                                                                                     ------------
CANADA--2.2%
  CHC Helicopter Corp. 11.75%,
    7/15/07........................  B                                       1,800      1,749,066

                       See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                                                   MOODY'S                   PAR
                                                   RATING                   VALUE
                                                 (UNAUDITED)                (000)       VALUE
                                     -----------------------------------  ---------  ------------
CANADA--CONTINUED
  Clearnet Communications, Inc. 0%,
    5/1/09 (d).....................  Ba                                   $  1,000   $    790,000
  GT Group Telecom, Inc. 0%,
    2/1/10 (d).....................  Caa                                     3,000        960,000
                                                                                     ------------
                                                                                        3,499,066
                                                                                     ------------
CHILE--1.3%
  Empresa Nacional de Electricidad
    SA 8.50%, 4/1/09...............  Baa                                     2,000      2,017,658
                                                                                     ------------
IRELAND--0.4%
  Clondalkin Industries PLC
    10.625%, 1/15/10 (g)...........  B                                         750        683,009
                                                                                     ------------
ISRAEL--0.8%
  Partner Communications Company
    Ltd. Series DTC 13%, 8/15/10...  B                                       1,500      1,263,750
                                                                                     ------------
MEXICO--2.1%
  Grupo Iusacell SA de CV 14.25%,
    12/1/06........................  B                                       1,900      1,881,000
  Maxcom Telecomunicaciones SA de
    CV Series B 13.75%, 4/1/07.....  NR                                      1,500        735,000
  Vicap SA 11.375%, 5/15/07........  Ba                                      1,000        807,500
                                                                                     ------------
                                                                                        3,423,500
                                                                                     ------------
NETHERLANDS--3.2%
  Deutsche Telekom International
    Finance BV 8.25%, 6/15/30......  A                                       2,000      1,975,770
  Netia Holdings BV 13.75%,
    6/15/10 (g)....................  B                                       1,000        798,017
  Telefonica Europe BV 7.75%,
    9/15/10........................  A                                       1,000      1,010,200
  United Pan-Europe Communications
    NV 144A 10.875%, 8/1/09 (b)....  B                                       1,000        645,000
  United Pan-Europe Communications
    NV 11.25%, 2/1/10 (g)..........  B                                       1,000        619,637
                                                                                     ------------
                                                                                        5,048,624
                                                                                     ------------
POLAND--1.0%
  TPSA Finance BV 144A 7.75%,
    12/10/08 (b)...................  Baa                                     1,700      1,581,000
                                                                                     ------------
UNITED KINGDOM--0.9%
  Royal & Sun Alliance 8.95%,
    10/15/29.......................  A                                       1,500      1,498,125
                                                                                     ------------
VENEZUELA--2.2%
  PDVSA Finance Ltd. Tranche I
    9.75%, 2/15/10.................  Baa                                     1,000      1,028,500
  PDVSA Finance Ltd. 7.50%,
    11/15/28.......................  Baa                                     3,250      2,490,458
                                                                                     ------------
                                                                                        3,518,958
                                                                                     ------------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $26,168,281)....................................................    23,082,914
                                                                                     ------------
FOREIGN CONVERTIBLE BONDS--1.7%
RUSSIA--1.7%
  Lukinter Finance Lukoil Cv. RegS
    3.50%, 5/6/02 (c)..............  CCC                                     2,700      2,781,000
                                                                                     ------------
TOTAL FOREIGN CONVERTIBLE BONDS
  (Identified cost $3,310,275).....................................................     2,781,000
                                                                                     ------------


                                                   SHARES        VALUE
                                                ------------  ------------
PREFERRED STOCKS--1.8%
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--1.0%
  Nextel Communications, Inc. PIK 11.125%.....        19,000  $  1,615,024
                                                              ------------
TELECOMMUNICATIONS (LONG DISTANCE)--0.8%
  Global Crossing Holdings Ltd. PIK 10.50%....        14,105     1,241,240
                                                              ------------
TOTAL PREFERRED STOCKS
  (Identified cost $3,264,939)..............................     2,856,264
                                                              ------------
COMMON STOCKS--0.1%
TELECOMMUNICATIONS (LONG DISTANCE)--0.1%
  AT&T Latin America Corp. Class A............        64,050       176,138
                                                              ------------
TOTAL COMMON STOCKS
  (Identified cost $281,820)................................       176,138
                                                              ------------
MUTUAL FUNDS--1.1%
  Nuveen Insured Municipal Opportunity Fund,
    Inc.......................................       128,000     1,736,000
                                                              ------------
TOTAL MUTUAL FUNDS
  (Identified cost $1,658,192)..............................     1,736,000
                                                              ------------
WARRANTS--0.1%
COMMUNICATIONS EQUIPMENT--0.1%
  GT Group Telecom, Inc. 144A Warrants
    (Canada) (b)(e)...........................         3,000       120,000
  Loral Space & Communications, Inc.
    Warrants (e)..............................         1,000         4,000
                                                              ------------
                                                                   124,000
                                                              ------------
TELEPHONE--0.0%
  Pathnet, Inc.144A Warrants (b)(e)...........         1,000        10,000
                                                              ------------
TOTAL WARRANTS
  (Identified cost $0)......................................       134,000
                                                              ------------

                                                   NUMBER
                                                     OF
                                                 CONTRACTS       VALUE
                                                ------------  ------------
OPTIONS--0.3%
  Brazil C Bond 8%, 4/15/14 Call Options
    1/16/01 $71.81 (Par subject to call
    $5,000,000)...............................           500       323,245
  Russian Federation 2.50%, 3/31/30 Call
    Options 3/6/01 $35.06 (Par subject to call
    $5,000,000)...............................           500  $    190,000
                                                              ------------
TOTAL OPTIONS
  (Identified cost $406,261)................................       513,245
                                                              ------------
TOTAL LONG-TERM INVESTMENTS --97.1%
  (Identified cost $159,894,943)............................   155,447,810
                                                              ------------

                                                   MOODY'S                   PAR
                                                   RATING                   VALUE
                                                 (UNAUDITED)                (000)
                                     -----------------------------------  ---------
SHORT-TERM OBLIGATIONS--2.1%
COMMERCIAL PAPER--2.1%
  Koch Industries, Inc. 6.45%,
    1/2/01.........................  A-1+                                 $  3,345      3,344,401
                                                                                     ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $3,344,401).....................................................     3,344,401
                                                                                     ------------
TOTAL INVESTMENTS --99.2%
  (Identified cost $163,239,344)...................................................   158,792,211(a)
  Other assets and liabilities, net--0.8%..........................................     1,308,879
                                                                                     ------------
NET ASSETS--100.0%.................................................................  $160,101,090
                                                                                     ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $3,147,720 and gross depreciation of $7,967,325 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $163,611,816.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, these securities amounted to a value of $7,424,912 or 4.6% of net assets.
(c)  As rated by Standard & Poors, Fitch or Duff & Phelps.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e)  Non-income producing.
(f)  Par value represents Argentina Pesos.
(g)  Par value represents Euros.

                       See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS
Investment securities at value (Identified cost
  $163,239,344).............................................  $ 158,792,211
Cash........................................................          8,342
Receivables
  Interest and dividends....................................      3,298,844
  Fund shares sold..........................................        140,134
Net unrealized appreciation on swap agreements..............        453,473
Prepaid expenses............................................          1,017
                                                              -------------
    Total assets............................................    162,694,021
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased...........................      2,141,181
  Fund shares repurchased...................................        189,166
  Investment advisory fee...................................         48,380
  Financial agent fee.......................................         15,952
  Trustees' fee.............................................          1,010
Net unrealized depreciation on forward currency contracts...        116,604
Accrued expenses............................................         80,638
                                                              -------------
    Total liabilities.......................................      2,592,931
                                                              -------------
NET ASSETS..................................................  $ 160,101,090
                                                              =============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $ 186,160,313
  Undistributed net investment income.......................        754,845
  Accumulated net realized loss.............................    (22,722,822)
  Net unrealized depreciation...............................     (4,091,246)
                                                              -------------
NET ASSETS..................................................  $ 160,101,090
                                                              =============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................     18,304,129
                                                              =============
Net asset value and offering price per share................          $8.75
                                                              =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
  Interest..................................................  $ 14,321,165
  Dividends.................................................       398,062
                                                              ------------
    Total investment income.................................    14,719,227
                                                              ------------
EXPENSES
  Investment advisory fee...................................       808,455
  Financial agent fee.......................................       201,139
  Printing..................................................        38,537
  Professional..............................................        27,247
  Custodian.................................................        26,101
  Trustees..................................................         5,716
  Miscellaneous.............................................        14,107
                                                              ------------
    Total expenses..........................................     1,121,302
    Less expenses borne by investment adviser...............       (70,866)
                                                              ------------
    Net expenses............................................     1,050,436
                                                              ------------
NET INVESTMENT INCOME.......................................    13,668,791
                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................    (5,659,428)
  Net realized loss on options..............................      (142,178)
  Net realized loss on foreign currency transactions........       (78,488)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     1,949,931
  Net change in unrealized appreciation (depreciation) on
    foreign currency and foreign currency transactions......       (97,586)
  Net change in unrealized appreciation (depreciation) on
    swap agreements.........................................       453,473
                                                              ------------
NET LOSS ON INVESTMENTS.....................................    (3,574,276)
                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 10,094,515
                                                              ============

                       See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED      YEAR ENDED
                                                                 12/31/00        12/31/99
                                                              --------------  --------------
FROM OPERATIONS
  Net investment income (loss)..............................  $  13,668,791   $  14,058,425
  Net realized gain (loss)..................................     (5,880,094)     (8,647,622)
  Net change in unrealized appreciation (depreciation)......      2,305,818       4,220,860
                                                              -------------   -------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................     10,094,515       9,631,663
                                                              -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................    (13,098,481)    (14,551,396)
  Net realized gains........................................             --              --
                                                              -------------   -------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................    (13,098,481)    (14,551,396)
                                                              -------------   -------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,983,752 and 5,303,159
    shares, respectively)...................................     26,381,533      48,313,453
  Net asset value of shares issued from reinvestment of
    distributions (1,491,618 and 1,621,827 shares,
    respectively)...........................................     13,098,481      14,551,396
  Cost of shares repurchased (5,555,049 and 7,942,462
    shares, respectively)...................................    (49,211,316)    (72,472,168)
                                                              -------------   -------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................     (9,731,302)     (9,607,319)
                                                              -------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................    (12,735,268)    (14,527,052)
NET ASSETS
  Beginning of period.......................................    172,836,358     187,363,410
                                                              -------------   -------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $754,845 AND $393,157, RESPECTIVELY)...  $ 160,101,090   $ 172,836,358
                                                              =============   =============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                      YEAR ENDED DECEMBER 31,
                                       -----------------------------------------------------
                                         2000       1999        1998       1997       1996
                                       --------  ----------  ----------  --------   --------
Net asset value, beginning of
  period............................   $  8.92    $  9.18     $ 10.38    $ 10.34    $ 10.22
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)......      0.75       0.73        0.77       0.75       0.79
  Net realized and unrealized gain
    (loss)..........................     (0.19)     (0.24)      (1.17)      0.34       0.43
                                       -------    -------     -------    -------    -------
    TOTAL FROM INVESTMENT
      OPERATIONS....................      0.56       0.49       (0.40)      1.09       1.22
                                       -------    -------     -------    -------    -------
LESS DISTRIBUTIONS
  Dividends from net investment
    income..........................     (0.73)     (0.75)      (0.74)     (0.77)     (0.78)
  Dividends from net realized
    gains...........................        --         --       (0.06)     (0.28)     (0.32)
                                       -------    -------     -------    -------    -------
    TOTAL DISTRIBUTIONS.............     (0.73)     (0.75)      (0.80)     (1.05)     (1.10)
                                       -------    -------     -------    -------    -------
CHANGE IN NET ASSET VALUE...........     (0.17)     (0.26)      (1.20)      0.04       0.12
                                       -------    -------     -------    -------    -------
NET ASSET VALUE, END OF PERIOD......   $  8.75    $  8.92     $  9.18    $ 10.38    $ 10.34
                                       =======    =======     =======    =======    =======
Total return........................      6.47%      5.46%      (4.02)%    10.93%     12.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands).......................   $160,101  $172,836    $187,363    $191,627   $145,044
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (1)............      0.65%      0.65%       0.64%      0.65%      0.65%
  Net investment income.............      8.45%      7.79%       7.61%      7.25%      7.80%
Portfolio turnover rate.............       148%       125%        160%       151%       191%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.69%, 0.71%, 0.66%, and 0.67% for the periods ended December 31, 2000, 1999, 1997 and 1996, respectively.

                       See Notes to Financial Statements

                     PHOENIX-HOLLISTER VALUE EQUITY SERIES

INVESTOR PROFILE

    Phoenix-Hollister Value Equity Series is appropriate for investors seeking long-term capital appreciation.

INVESTMENT OBJECTIVE

    Phoenix-Hollister Value Equity Edge Series seeks long-term capital appreciation. Investors should note that the Fund may invest in small company stocks, which involves added risks, such as greater price volatility, less liquidity and increased competitive threat.

INVESTMENT ADVISER'S REPORT

    Phoenix-Hollister Value Equity Edge Series earned 32.16% for the 12 months ending December 31, 2000, far outpacing the S&P 500 Index, which lost 9.19% for the year and the Russell 2000 Index, which was down 3.02% for the same period.(1)

    During the latter part of 2000, we began to see an end to the market's long-running exuberance. By year-end, investors' infatuation with high-flying companies with little or no proven earnings was over, and investor psychology had shifted to value-oriented quality stocks. For the year, the Russell 1000 Value Index was up 7.01%, while the Russell 1000 Growth Index had a negative return of 22.43%.(2) Hollister participated in this reversal of fortune.

    The Federal Reserve once again dominated the economic landscape last year. The beginnings of the market carnage can be traced back to the final quarter of 1999. In response to the widespread Y2K fears, the Fed injected a fair dose of liquidity into the system. January 1, 2000 came and went without incident, but the increase in liquidity seem to be all that was needed to fuel the incredible rise in the technology-laden Nasdaq(3).

    As the year progressed, the Fed became increasingly concerned over the continued pace of economic growth and the prospect of rising inflation in the face of high employment figures. The Fed responded by raising rates fives times during the year. In addition, energy prices skyrocketed, the euro fell precipitously and many companies began to preannounce lower-than-estimated earnings. By the end of the summer, the supply of capital began shrinking, and this proved to be the turning point for the high-flying tech stocks.

    As more and more "dot-com" stocks disappointed Wall Street, the panicked sell-off continued. The Nasdaq index(3) ended 2000 with its worst return since 1971. Growth investing had suddenly lost much of its invincibility as investors began to realize that 50%-plus growth rates were unsustainable.

OUTLOOK

    We believe stock selection will be key to strong performance in the coming months. And, we believe our classic value approach will lead us to good stock selection. Our research focuses on identifying quality companies with strong management and free cash flows that are currently undervalued by Wall Street but possess some catalyst, in our opinion, that will cause the stock to become fully valued. We call these mispriced investment opportunities "road kill."

    We believe our investment approach can add value in this uncertain market environment. We believe the portfolio is buffered on the downside because of our valuation discipline. At the same time, we believe our investment approach offers investors the opportunity to participate in the market's upside potential because each of our holdings possesses a catalyst for market recognition.

    In 2001, we may find that value continues to outperform growth and that small stocks continue to outperform large-cap stocks as they did in the latter part of last year. This shift in investor psychology reinforces the benefits to investors of building a diversified portfolio in which all sectors of the market are represented.

(1) The S&P 500 Index measures broad stock market total-return performance, and the Russell 2000 Index measures small-cap stock total-return performance.

(2) The Russell 1000 Value Index measures large-cap value-oriented stock total-return performance, and the Russell 1000 growth Index measures large-cap growth-oriented total-return performance.

(3) The Nasdaq index measures technology-oriented stock total-return performance.

The indices are unmanaged and not available for direct investment.

                     PHOENIX-HOLLISTER VALUE EQUITY SERIES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        VALUE EQUITY SERIES    S&P 500 IN-
                                  DEX(1)
3/2/98              $10,000           $10,000
98                  $11,079           $11,895
99                  $13,775           $14,409
00                  $18,205           $13,086

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/00

                                                                       FROM
                                                                      INCEPTION
                                                                      3/2/98
                                                                        TO
                                                              1 YEAR  12/31/00
------------------------------------------------------------------------------
Value Equity Series                                           32.16%    23.53%
------------------------------------------------------------------------------
S&P 500 Index(1)                                              (9.19)%    9.97%
------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 3/2/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in the share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

(1) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance.

The index is not available for direct investment.

                     PHOENIX-HOLLISTER VALUE EQUITY SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000


                                                                              SHARES         VALUE
                                                                           ------------  --------------
COMMON STOCKS--88.4%
AEROSPACE/DEFENSE--5.3%
  General Dynamics Corp..................................................      9,000      $   702,000
  Lockheed Martin Corp...................................................     18,000          611,100
  Northrop Grumman Corp..................................................     10,000          830,000
  Raytheon Co. Class B...................................................      8,000          248,500
                                                                                          -----------
                                                                                            2,391,600
                                                                                          -----------
BANKS (MAJOR REGIONAL)--3.8%
  Bank of New York Co., Inc. (The).......................................     21,000        1,158,937
  Wells Fargo & Co.......................................................     10,000          556,875
                                                                                          -----------
                                                                                            1,715,812
                                                                                          -----------
BANKS (MONEY CENTER)--2.2%
  Chase Manhattan Corp. (The)............................................     22,000          999,625
                                                                                          -----------
BEVERAGES (ALCOHOLIC)--1.1%
  Coors (Adolph) Co. Class B.............................................      6,000          481,875
                                                                                          -----------
CHEMICALS--1.7%
  Dow Chemical Co. (The).................................................     10,000          366,250
  Praxair, Inc...........................................................      9,000          399,375
                                                                                          -----------
                                                                                              765,625
                                                                                          -----------
COMMUNICATIONS EQUIPMENT--2.7%
  L-3 Communications Holdings, Inc. (b)..................................     16,000        1,232,000
                                                                                          -----------
ELECTRIC COMPANIES--8.0%
  Cinergy Corp...........................................................     16,000          562,000
  Duke Energy Corp.......................................................      5,000          426,250
  Entergy Corp...........................................................     22,000          930,875
  Exelon Corp............................................................      6,000          421,260
  Reliant Energy, Inc....................................................     18,000          779,625
  Southern Co. (The).....................................................     15,000          498,750
                                                                                          -----------
                                                                                            3,618,760
                                                                                          -----------
ELECTRICAL EQUIPMENT--0.1%
  Advanced Lighting Technologies, Inc. (b)...............................      4,000           26,500
                                                                                          -----------
ELECTRONICS (DEFENSE)--2.4%
  Litton Industries, Inc. (b)............................................     14,000        1,101,625
                                                                                          -----------
FINANCIAL (DIVERSIFIED)--8.6%
  Citigroup, Inc.........................................................     18,000          919,125
  Fannie Mae.............................................................     11,000          954,250
  Freddie Mac............................................................     13,000          895,375
  USA Education, Inc.....................................................     17,000        1,156,000
                                                                                          -----------
                                                                                            3,924,750
                                                                                          -----------
FOODS--1.1%
  Campbell Soup Co.......................................................     15,000          519,375
                                                                                          -----------
HEALTH CARE (DIVERSIFIED)--1.7%
  Abbott Laboratories....................................................     16,000          775,000
                                                                                          -----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--5.0%
  Lilly (Eli) & Co.......................................................     10,000          930,625
  Merck & Co., Inc.......................................................     10,000          936,250
  Schering-Plough Corp...................................................      7,000          397,250
                                                                                          -----------
                                                                                            2,264,125
                                                                                          -----------
HEALTH CARE (GENERIC AND OTHER)--1.7%
  Mylan Laboratories, Inc................................................      3,000           75,562
  Watson Pharmaceuticals, Inc. (b).......................................     14,000          716,625
                                                                                          -----------
                                                                                              792,187
                                                                                          -----------

                                                                              SHARES         VALUE
                                                                           ------------  --------------
HEALTH CARE (MANAGED CARE)--1.3%
  Aetna, Inc. (b)........................................................     11,000      $   451,687
  CIGNA Corp.............................................................      1,000          132,300
                                                                                          -----------
                                                                                              583,987
                                                                                          -----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.4%
  Guidant Corp. (b)......................................................     12,000          647,250
                                                                                          -----------
HOUSEHOLD PRODUCTS (NON-DURABLE)--0.8%
  Clorox Co. (The).......................................................      5,000          177,500
  Colgate-Palmolive Co...................................................      3,000          193,650
                                                                                          -----------
                                                                                              371,150
                                                                                          -----------
INSURANCE (LIFE/HEALTH)--3.7%
  American General Corp..................................................     11,000          896,500
  MetLife, Inc...........................................................     22,000          770,000
                                                                                          -----------
                                                                                            1,666,500
                                                                                          -----------
INSURANCE (MULTI-LINE)--2.6%
  American International Group, Inc......................................     10,000          985,625
  Loews Corp.............................................................      2,000          207,125
                                                                                          -----------
                                                                                            1,192,750
                                                                                          -----------
INSURANCE (PROPERTY-CASUALTY)--1.8%
  Allstate Corp. (The)...................................................     15,000          653,437
  St. Paul Cos., Inc. (The)..............................................      3,000          162,937
                                                                                          -----------
                                                                                              816,374
                                                                                          -----------
MACHINERY (DIVERSIFIED)--0.7%
  Caterpillar, Inc.......................................................      7,000          331,187
                                                                                          -----------
MANUFACTURING (DIVERSIFIED)--6.8%
  Illinois Tool Works, Inc...............................................      6,000          357,375
  Minnesota Mining and Manufacturing Co..................................      7,000          843,500
  Tyco International Ltd.................................................     16,000          888,000
  United Technologies Corp...............................................     13,000        1,022,125
                                                                                          -----------
                                                                                            3,111,000
                                                                                          -----------
METAL FABRICATORS--2.2%
  Shaw Group, Inc. (The) (b).............................................     20,000        1,000,000
                                                                                          -----------
NATURAL GAS--2.6%
  Coastal Corp. (The)....................................................      5,000          441,562
  Dynegy, Inc. Class A...................................................     13,000          728,813
                                                                                          -----------
                                                                                            1,170,375
                                                                                          -----------
OIL & GAS (DRILLING & EQUIPMENT)--0.7%
  Cal Dive International, Inc. (b).......................................     12,000          319,500
                                                                                          -----------
OIL & GAS (EXPLORATION & PRODUCTION)--1.6%
  Apache Corp............................................................      3,000          210,188
  EOG Resources, Inc.....................................................      2,000          109,375
  Unocal Corp............................................................     11,000          425,563
                                                                                          -----------
                                                                                              745,126
                                                                                          -----------
OIL (INTERNATIONAL INTEGRATED)--1.0%
  Exxon Mobil Corp.......................................................      5,000          434,688
                                                                                          -----------
PERSONAL CARE--1.2%
  Gillette Co. (The).....................................................     15,000          541,875
                                                                                          -----------
POWER PRODUCERS (INDEPENDENT)--2.4%
  Calpine Corp...........................................................     24,000        1,081,500
                                                                                          -----------
RETAIL (DEPARTMENT STORES)--0.7%
  May Department Stores Co. (The)........................................     10,000          327,500
                                                                                          -----------

                       See Notes to Financial Statements

                     PHOENIX-HOLLISTER VALUE EQUITY SERIES

                                                                              SHARES         VALUE
                                                                           ------------  --------------
RETAIL (FOOD CHAINS)--1.9%
  Albertson's, Inc.......................................................     16,000      $   424,000
  Kroger Co. (The) (b)...................................................     16,000          433,000
                                                                                          -----------
                                                                                              857,000
                                                                                          -----------
RETAIL (GENERAL MERCHANDISE)--1.0%
  Wal-Mart Stores, Inc...................................................      9,000          478,125
                                                                                          -----------
SERVICES (COMMERCIAL & CONSUMER)--1.5%
  Crown Castle International Corp. (b)...................................     25,000          676,563
                                                                                          -----------
SHIPPING--0.8%
  Royal Caribbean Cruises Ltd............................................     13,000          343,850
                                                                                          -----------
TELEPHONE--2.1%
  SBC Communications, Inc................................................     16,000          764,000
  Verizon Communications, Inc............................................      4,000          200,500
                                                                                          -----------
                                                                                              964,500
                                                                                          -----------
TOBACCO--4.2%
  Philip Morris Cos., Inc................................................     29,000        1,276,000
  UST, Inc...............................................................     23,000          645,438
                                                                                          -----------
                                                                                            1,921,438
                                                                                          -----------
TOTAL COMMON STOCKS
  (Identified cost $33,282,362)........................................................    40,191,097
                                                                                          -----------
FOREIGN COMMON STOCKS--3.3%
FOODS--2.1%
  Unilever NV NY Registered Shares (Netherlands).........................     15,000          944,062
                                                                                          -----------
OIL & GAS (DRILLING & EQUIPMENT)--0.6%
  Precision Drilling Corp. (Canada) (b)..................................      7,000          262,938
                                                                                          -----------
OIL (INTERNATIONAL INTEGRATED)--0.6%
  Royal Dutch Petroleum Co. NY Registered Shares (Netherlands)...........
                                                                               5,000          302,813
                                                                                          -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $1,312,433).........................................................     1,509,813
                                                                                          -----------

                                                                              SHARES         VALUE
                                                                           ------------  --------------
UNIT INVESTMENT TRUSTS--3.3%
  AMEX Financial Select Sector Depository Receipts.......................     33,000      $   973,500
  Diamonds Trust, Series I...............................................      3,000          320,344
  S&P 500 Depository Receipts............................................      1,500          196,781
                                                                                          -----------
                                                                                            1,490,625
                                                                                          -----------
TOTAL UNIT INVESTMENT TRUSTS
  (Identified cost $1,436,843).........................................................     1,490,625
                                                                                          -----------
TOTAL LONG-TERM INVESTMENTS--95.0%
  (Identified cost $36,031,638)........................................................    43,191,535
                                                                                          -----------

                                                               STANDARD
                                                               & POOR'S        PAR
                                                                RATING        VALUE
                                                              (UNAUDITED)     (000)
                                                              -----------  ------------
SHORT-TERM OBLIGATIONS--9.6%
COMMERCIAL PAPER--9.6%
  Exxon Imperial U.S., Inc. 6.57%, 1/2/01...................  A-1+           $ 1,000            999,817
  Koch Industries, Inc. 6.45%, 1/2/01.......................  A-1+             1,000            999,821
  Marsh USA, Inc. 6.45%, 1/2/01.............................  A-1+               900            899,839
  BellSouth Capital Funding Corp. 6.55%, 1/4/01.............  A-1+             1,455          1,454,206
                                                                                         --------------
                                                                                              4,353,683
                                                                                         --------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $4,353,683).........................................................       4,353,683
                                                                                         --------------
TOTAL INVESTMENTS--104.6%
  (Identified cost $40,385,321)........................................................      47,545,218(a)
  Other assets and liabilities, net--(4.6%)............................................      (2,084,450)
                                                                                         --------------
NET ASSETS--100.0%.....................................................................  $   45,460,768
                                                                                         ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $7,508,551 and gross depreciation of $398,572 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $40,435,239.
(b)  Non-income producing.

                       See Notes to Financial Statements

                     PHOENIX-HOLLISTER VALUE EQUITY SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS
Investment securities at value (Identified cost
  $40,385,321)..............................................  $  47,545,218
Cash........................................................          2,782
Receivables
  Investment securities sold................................        766,658
  Fund shares sold..........................................        214,469
  Dividends and interest....................................         35,526
  Tax reclaims..............................................          1,585
Prepaid expenses............................................             44
                                                              -------------
    Total assets............................................     48,566,282
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased...........................      3,013,119
  Fund shares repurchased...................................         33,413
  Financial agent fee.......................................          8,591
  Investment advisory fee...................................          4,122
  Trustees' fee.............................................            398
Accrued expenses............................................         45,871
                                                              -------------
    Total liabilities.......................................      3,105,514
                                                              -------------
NET ASSETS..................................................  $  45,460,768
                                                              =============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $  37,914,246
  Undistributed net investment income.......................         12,184
  Accumulated net realized gain.............................        374,441
  Net unrealized appreciation...............................      7,159,897
                                                              -------------
NET ASSETS..................................................  $  45,460,768
                                                              =============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................      2,964,061
                                                              =============
Net asset value and offering price per share................  $       15.34
                                                              =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
  Dividends.................................................  $356,620
  Interest..................................................   98,719
  Foreign taxes withheld....................................   (2,928)
                                                              -------
    Total investment income.................................  452,411
                                                              -------
EXPENSES
  Investment advisory fee...................................  193,164
  Financial agent fee.......................................   91,185
  Professional..............................................   26,961
  Printing..................................................   22,996
  Custodian.................................................   16,592
  Trustees..................................................    5,716
  Miscellaneous.............................................    9,431
                                                              -------
    Total expenses..........................................  366,045
    Less expense borne by investment adviser................  (131,422)
                                                              -------
    Net expenses............................................  234,623
                                                              -------
NET INVESTMENT INCOME.......................................  217,788
                                                              -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................  3,290,918
  Net change in unrealized appreciation (depreciation) on
    investments.............................................  4,815,976
                                                              -------
NET GAIN ON INVESTMENTS.....................................  8,106,894
                                                              -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $8,324,682
                                                              =======

                       See Notes to Financial Statements

                     PHOENIX-HOLLISTER VALUE EQUITY SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED      YEAR ENDED
                                                                 12/31/00        12/31/99
                                                              --------------  --------------
FROM OPERATIONS
  Net investment income (loss)..............................  $    217,788    $     45,556
  Net realized gain (loss)..................................     3,290,918       1,944,026
  Net change in unrealized appreciation (depreciation)......     4,815,976       1,347,332
                                                              ------------    ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................     8,324,682       3,336,914
                                                              ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................      (210,302)        (44,812)
  Net realized gains........................................    (3,789,806)       (956,105)
                                                              ------------    ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................    (4,000,108)     (1,000,917)
                                                              ------------    ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,830,008 and 1,031,543
    shares, respectively)...................................    26,662,655      11,699,950
  Net asset value of shares issued from reinvestment of
    distributions (268,777 and 78,326 shares,
    respectively)...........................................     4,000,108       1,000,917
  Cost of shares repurchased (487,619 and 621,196 shares,
    respectively)...........................................    (6,996,636)     (7,099,784)
                                                              ------------    ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................    23,666,127       5,601,083
                                                              ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................    27,990,701       7,937,080
NET ASSETS
  Beginning of period.......................................    17,470,067       9,532,987
                                                              ------------    ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $12,184 AND $744, RESPECTIVELY)........  $ 45,460,768    $ 17,470,067
                                                              ============    ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                        YEAR ENDED                 FROM
                                                                       DECEMBER 31,             INCEPTION
                                                              ------------------------------    3/2/98 TO
                                                                   2000            1999          12/31/98
                                                              --------------  --------------  --------------
Net asset value, beginning of period........................  $       12.91   $       11.03   $       10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................           0.07            0.04            0.05
  Net realized and unrealized gain (loss)...................           3.98            2.63            1.03
                                                              -------------   -------------   -------------
    TOTAL FROM INVESTMENT OPERATIONS........................           4.05            2.67            1.08
                                                              -------------   -------------   -------------
LESS DISTRIBUTIONS
  Dividends from net investment income......................          (0.08)          (0.04)          (0.05)
  Dividends from net realized gains.........................          (1.54)          (0.75)             --
                                                              -------------   -------------   -------------
    TOTAL DISTRIBUTIONS.....................................          (1.62)          (0.79)          (0.05)
                                                              -------------   -------------   -------------
CHANGE IN NET ASSET VALUE...................................           2.43            1.88            1.03
                                                              -------------   -------------   -------------
NET ASSET VALUE, END OF PERIOD..............................  $       15.34   $       12.91   $       11.03
                                                              =============   =============   =============
Total return................................................          32.16%          24.33%          10.79%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................        $45,461         $17,470          $9,533
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (3)....................................           0.85%           0.85%           0.85%(1)
  Net investment income.....................................           0.79%           0.41%           0.85%(1)
Portfolio turnover rate.....................................            166%            168%             77%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.33%, 2.03% and 2.46% for the periods ended December 31, 2000, 1999 and 1998, respectively.

                       See Notes to Financial Statements

               PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES

    The Phoenix-J.P. Morgan Researched Enhanced Index Series returned negative 11.47% for the year ended December 31,2000. The S&P 500 Index(1) returned negative 9.19% during this time period, while the average Lipper VA Growth and Income Average returned 1.15%.

MARKET ANALYSIS

    2000 was a tale of two cities as the first quarter was characterized by an overheating economy, sky high technology valuations and internet related stocks priced to perfection. The second half of 2000 saw dramatic declines in the U.S. Equity markets, coinciding with the fed monetary policy tightening, as the S&P 500 Index(1) ended the year loosing over 9% of it's value and the Nasdaq(2) loosing over 30%. The drop was dominated by a huge sell off in technology and telecommunications stocks precipitated by numerous earnings downgrades and disappointments. The increased fear of a recession in 2001 placed added downward pressure on the market due to the economic slowdown ending the year. However, despite poor performance in the broad market, 2000 was a turbulent year with significant dispersion in returns between sectors and investment styles. Value outperformed growth by 30%, technology stocks reached new lows not witnessed in over a year, and the Internet bubble burst as well known companies such as Pets.com, CDNow and Priceline's Webhouse Club all closed their doors.

    By contrast, nine of the sixteen sectors we track actually gained value during 2000: utilities (53.1%), health service & systems (50.7%), insurance (37.9%), pharmaceuticals (34.1%), capital markets (26.6%), finance (25.8%), energy (20.2%), consumer stable (13.7%), and industrial cyclical (0.1%). An equal weighted version of the S&P 500 Index(1) would have produced over 3% lower returns. This demonstrates how the small names in the index performed worse than the larger more liquid stocks.

PERFORMANCE ANALYSIS

    Like the market, the sector performance within the fund showed a wide distribution of individual returns. Stock selection among Pharmaceuticals, Finance, and Insurance issues was particularly beneficial. An overweight in Philip Morris (+105%) performed well as investors moved into value stocks during the year, news that litigation problems have subsided a little and it's purchase of Nabisco with subsequent Kraft food division IPO. Overweights in Comcast and Tyco International also contributed positively to performance. On the down side, stock selection in technology, specifically hardware, semiconductors and software & services detracted from performance. An underweight in Oracle was the worst performer in the portfolio as the stock gained 5.6% and outperformed it's sector by over 49%. Network Appliance, Micron Technology and Motorola also hurt results.

OUTLOOK

    We remain confident in our investment process and robust risk controls, and expect that the historically wide spread between the most and least attractive companies in our research universe suggests opportunities ahead. The Federal Reserve's actions during the first quarter of 2001 will set the stage for economic growth during the year. The slowing economy and lowered corporate spending, combined with earnings disappointments, has investors nervous about equity markets heading into the new year. However, the 50 basis point interest rate cut by the Fed early in the new year leads to signs that a soft landing might still be achievable and therefore a brighter outlook for equities.

(1) The S&P 500 Index is an unmanaged measure of broad stock market performance.

(2) The Nasdaq Index measures technology-oriented stock total-return performance.

The indices are not available for direct investment.

               PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         RESEARCH ENHANCED INDEX SERIES    S&P 500 IN-
                                              DEX(1)
7/15/97                         $10,000           $10,000
97                              $10,583           $10,567
98                              $13,935           $13,605
99                              $16,563           $16,481
00                              $14,663           $14,966

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/00
                                                                           FROM
                                                                        INCEPTION
                                                                        7/15/97 TO
                                                               1 YEAR    12/31/00
----------------------------------------------------------------------------------
Research Enhanced Series                                      (11.47)%    11.67%
----------------------------------------------------------------------------------
S&P 500 Index(1)                                               (9.19)%    12.36%
----------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 7/15/97 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

(1) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The index is not available for direct investment.

               PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000

                                                                STANDARD
                                                                & POOR'S        PAR
                                                                 RATING        VALUE
                                                              (UNAUDITED)      (000)          VALUE
                                                              ------------  ------------  --------------
U.S. GOVERNMENT SECURITIES--0.1%
U.S. TREASURY NOTES--0.1%
  U.S. Treasury Notes 7.50%, 11/15/01 (c)...................  AAA             $   130      $    132,115
                                                                                           ------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $131,719)............................................................        132,115
                                                                                           ------------

                                                                               SHARES
                                                                            ------------
COMMON STOCKS--95.1%
AEROSPACE/DEFENSE--0.6%
  Boeing Co. (The)........................................................      7,300           481,800
  Goodrich (B.F.) Co. (The)...............................................      3,300           120,037
  Lockheed Martin Corp....................................................      2,400            81,480
                                                                                           ------------
                                                                                                683,317
                                                                                           ------------
AIR FREIGHT--0.1%
  FedEx Corp. (b).........................................................      2,500            99,900
                                                                                           ------------
AIRLINES--0.5%
  AMR Corp. (b)...........................................................      4,200           164,587
  Northwest Airlines Corp. (b)............................................      1,800            54,225
  Southwest Airlines Co...................................................     10,100           338,653
                                                                                           ------------
                                                                                                557,465
                                                                                           ------------
ALUMINUM--0.5%
  Alcoa, Inc..............................................................     17,500           586,250
                                                                                           ------------
AUTO PARTS & EQUIPMENT--0.2%
  Dana Corp...............................................................      4,200            64,312
  Delphi Automotive Systems Corp..........................................     13,300           149,625
  Visteon Corp............................................................      3,000            34,500
                                                                                           ------------
                                                                                                248,437
                                                                                           ------------
AUTOMOBILES--1.0%
  Ford Motor Co...........................................................     24,600           576,562
  General Motors Corp.....................................................     10,700           545,031
                                                                                           ------------
                                                                                              1,121,593
                                                                                           ------------
BANKS (MAJOR REGIONAL)--3.2%
  AmSouth Bancorp.........................................................      7,000           106,750
  Bank of New York Co., Inc. (The)........................................      2,900           160,044
  Bank One Corp...........................................................     18,800           688,550
  Comerica, Inc...........................................................        200            11,875
  FleetBoston Financial Corp..............................................      5,500           206,594
  KeyCorp.................................................................      9,400           263,200
  Mellon Financial Corp...................................................      2,300           113,131
  PNC Financial Services Group............................................      6,800           496,825
  Regions Financial Corp..................................................        100             2,731
  SouthTrust Corp.........................................................      3,000           122,062
  Summit Bancorp..........................................................      3,800           145,112
  SunTrust Banks, Inc.....................................................      2,800           176,400
  U.S. Bancorp............................................................     30,400           887,300
  Union Planters Corp.....................................................      1,900            67,925
  Wells Fargo & Co........................................................      5,100           284,006
                                                                                           ------------
                                                                                              3,732,505
                                                                                           ------------
BANKS (MONEY CENTER)--1.1%
  Bank of America Corp....................................................     15,400           706,475
  First Union Corp........................................................     21,100           586,844
                                                                                           ------------
                                                                                              1,293,319
                                                                                           ------------
BANKS (REGIONAL)--0.2%
  Banknorth Group, Inc....................................................      1,400            27,912
  Compass Bancshares, Inc.................................................      1,800            42,975
  Hibernia Corp. Class A..................................................      2,300            29,325
  Marshall & Ilsley Corp..................................................        700            35,581
  National Commerce Bancorporation........................................      2,900            71,775
  TCF Financial Corp......................................................        700            31,194
  Wilmington Trust Corp...................................................        400            24,825
                                                                                           ------------
                                                                                                263,587
                                                                                           ------------

                                                                               SHARES         VALUE
                                                                            ------------  --------------
BEVERAGES (ALCOHOLIC)--0.1%
  Anheuser-Busch Cos., Inc................................................      1,400      $     63,700
                                                                                           ------------
BEVERAGES (NON-ALCOHOLIC)--1.5%
  Coca-Cola Co. (The).....................................................     18,500         1,127,344
  PepsiCo., Inc...........................................................     12,900           639,356
                                                                                           ------------
                                                                                              1,766,700
                                                                                           ------------
BIOTECHNOLOGY--0.5%
  Amgen, Inc. (b).........................................................      7,300           466,744
  Human Genome Sciences, Inc. (b).........................................        900            62,381
  Incyte Genomics, Inc. (b)...............................................        400             9,950
                                                                                           ------------
                                                                                                539,075
                                                                                           ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--0.9%
  AT&T Corp.- Liberty Media Corp. Class A (b).............................      9,500           128,844
  Comcast Corp. Special Class A (b).......................................     20,600           860,050
                                                                                           ------------
                                                                                                988,894
                                                                                           ------------
CHEMICALS--1.1%
  Air Products & Chemicals, Inc...........................................      8,400           344,400
  Dow Chemical Co. (The)..................................................     10,200           373,575
  Du Pont (E.I.) de Nemours & Co..........................................      1,800            86,962
  Praxair, Inc............................................................      5,300           235,187
  Rohm & Haas Co..........................................................      6,800           246,925
                                                                                           ------------
                                                                                              1,287,049
                                                                                           ------------
CHEMICALS (DIVERSIFIED)--0.2%
  PPG Industries, Inc.....................................................      5,100           236,194
                                                                                           ------------
COMMUNICATIONS EQUIPMENT--2.3%
  CIENA Corp. (b).........................................................        600            48,750
  Corning, Inc............................................................     11,900           628,469
  JDS Uniphase Corp. (b)..................................................     14,300           596,131
  Lucent Technologies, Inc. (c)...........................................     22,400           302,400
  Motorola, Inc...........................................................     13,200           267,300
  QUALCOMM, Inc. (b)......................................................      6,700           550,656
  Tellabs, Inc. (b).......................................................      3,800           214,700
                                                                                           ------------
                                                                                              2,608,406
                                                                                           ------------
COMPUTERS (HARDWARE)--3.5%
  Compaq Computer Corp....................................................     26,800           403,340
  Dell Computer Corp. (b).................................................     28,200           491,737
  Gateway, Inc. (b).......................................................      1,200            21,588
  Hewlett-Packard Co......................................................     16,300           514,469
  International Business Machines Corp. (c)...............................     16,100         1,368,500
  NCR Corp. (b)...........................................................      2,600           127,725
  Sun Microsystems, Inc. (b)..............................................     40,856         1,138,861
                                                                                           ------------
                                                                                              4,066,220
                                                                                           ------------
COMPUTERS (NETWORKING)--2.8%
  Avaya, Inc. (b).........................................................      3,758            38,754
  Cisco Systems, Inc. (b)(c)..............................................     77,600         2,968,200
  Network Appliance, Inc. (b)............................................       2,900           186,144
                                                                                           ------------
                                                                                              3,193,098
                                                                                           ------------
COMPUTERS (PERIPHERALS)--1.2%
  EMC Corp. (b)...........................................................     21,100         1,403,150
  Quantum Corp. - DLT & Storage Systems (b)...............................      2,700            35,944
                                                                                           ------------
                                                                                              1,439,094
                                                                                           ------------
COMPUTERS (SOFTWARE & SERVICES)--5.6%
  Adobe Systems, Inc......................................................      3,100           180,381
  Akamai Technologies, Inc. (b)...........................................      3,500            73,719
  America Online, Inc. (b)................................................     20,100           699,480
  BEA Systems, Inc. (b)...................................................      3,700           249,056
  Citrix Systems, Inc. (b)................................................      2,600            58,500
  eBay, Inc. (b)..........................................................        300             9,900
  Microsoft Corp. (b)(c)..................................................     51,200         2,220,800
  Novell, Inc. (b)........................................................      1,100             5,741
  Oracle Corp. (b)........................................................     62,600         1,819,312
  Parametric Technology Corp. (b).........................................      9,100           122,281

                       See Notes to Financial Statements

               PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES

                                                                               SHARES         VALUE
                                                                            ------------  --------------
COMPUTERS (SOFTWARE & SERVICES)--CONTINUED
  PeopleSoft, Inc. (b)....................................................      1,000      $     37,187
  Rational Software Corp. (b).............................................      1,200            46,725
  Redback Networks, Inc. (b)..............................................        400            16,400
  Siebel Systems, Inc. (b)...............................................       3,900           263,737
  TIBCO Software, Inc. (b)................................................        600            28,762
  VERITAS Software Corp. (b)..............................................      6,239           545,912
  Yahoo!, Inc. (b)........................................................      2,900            87,181
                                                                                           ------------
                                                                                              6,465,074
                                                                                           ------------
CONSUMER FINANCE--1.4%
  Capital One Financial Corp..............................................      6,300           414,619
  Countrywide Credit Industries, Inc......................................      3,900           195,975
  Household International, Inc............................................      3,300           181,500
  MBNA Corp...............................................................      9,100           336,131
  Providian Financial Corp................................................      8,800           506,000
                                                                                           ------------
                                                                                              1,634,225
                                                                                           ------------
CONTAINERS & PACKAGING (PAPER)--0.0%
  Temple-Inland, Inc......................................................      1,100            58,987
                                                                                           ------------
ELECTRIC COMPANIES--2.5%
  Allegheny Energy, Inc...................................................        500            24,094
  Ameren Corp.............................................................      3,000           138,937
  American Electric Power Co., Inc........................................      2,700           125,550
  CMS Energy Corp.........................................................      4,000           126,750
  Cinergy Corp............................................................      4,100           144,012
  Consolidated Edison, Inc................................................      4,600           177,100
  DTE Energy Co...........................................................      3,400           132,387
  Edison International....................................................        300             4,687
  Entergy Corp............................................................      9,900           418,894
  FPL Group, Inc..........................................................      3,100           222,425
  GPU, Inc................................................................      2,600            95,712
  PG&E Corp...............................................................      8,500           170,000
  Pinnacle West Capital Corp..............................................      2,500           119,062
  Progress Energy, Inc....................................................      6,300           309,881
  Public Service Enterprise Group, Inc....................................      1,100            53,487
  Reliant Energy, Inc.....................................................      3,100           134,269
  TXU Corp................................................................      6,600           292,462
  Wisconsin Energy Corp...................................................      3,200            72,200
  Xcel Energy, Inc........................................................      5,700           165,656
                                                                                           ------------
                                                                                              2,927,565
                                                                                           ------------
ELECTRICAL EQUIPMENT--4.0%
  Cooper Industries, Inc..................................................      2,200           101,062
  Emerson Electric Co.....................................................      2,800           220,675
  General Electric Co. (c)................................................     90,300         4,328,756
  Rockwell International Corp.............................................        100             4,762
                                                                                           ------------
                                                                                              4,655,255
                                                                                           ------------
ELECTRONICS (COMPONENT DISTRIBUTORS)--0.1%
  Grainger (W.W.), Inc....................................................      2,800           102,200
                                                                                           ------------
ELECTRONICS (INSTRUMENTATION)--0.2%
  Agilent Technologies, Inc. (b)..........................................      5,200           284,700
                                                                                           ------------
ELECTRONICS (SEMICONDUCTORS)--3.5%
  Advanced Micro Devices, Inc. (b)........................................        200             2,762
  Altera Corp. (b)........................................................      8,500           223,656
  Analog Devices, Inc. (b)................................................      3,900           199,631
  Cypress Semiconductor Corp. (b).........................................      1,300            25,594
  Intel Corp. (c).........................................................     65,000         1,954,062
  LSI Logic Corp. (b).....................................................      3,000            51,270
  Lattice Semiconductor Corp. (b).........................................      2,200            40,425
  Linear Technology Corp..................................................      4,600           212,750
  Maxim Integrated Products, Inc. (b).....................................      3,500           167,344
  Micron Technology, Inc. (b).............................................      5,600           198,800
  National Semiconductor Corp. (b)........................................      1,400            28,175
  PMC-Sierra, Inc. (b)....................................................        900            70,762
  Texas Instruments, Inc..................................................     14,600           691,675
  Xilinx, Inc. (b)........................................................      5,000           230,625
                                                                                           ------------
                                                                                              4,097,531
                                                                                           ------------
ENTERTAINMENT--1.7%
  Fox Entertainment Group, Inc. Class A (b)...............................      2,400            42,900
  Time Warner, Inc........................................................     16,300           851,512

                                                                               SHARES         VALUE
                                                                            ------------  --------------
ENTERTAINMENT--CONTINUED
  Viacom, Inc. Class B (b)................................................     19,600      $    916,300
  Walt Disney Co. (The)...................................................      7,100           205,456
                                                                                           ------------
                                                                                              2,016,168
                                                                                           ------------
EQUIPMENT (SEMICONDUCTORS)--0.4%
  Applied Materials, Inc. (b).............................................      9,300           355,144
  Broadcom Corp. Class A (b)..............................................      2,000           168,000
                                                                                           ------------
                                                                                                523,144
                                                                                           ------------
FINANCIAL (DIVERSIFIED)--4.8%
  Ambac Financial Group, Inc..............................................      2,700           157,444
  American Express Co.....................................................      9,700           532,894
  CIT Group, Inc. (The) Class A...........................................      5,000           100,625
  Citigroup, Inc. (c).....................................................     59,200         3,022,900
  Fannie Mae..............................................................      8,600           746,050
  Freddie Mac.............................................................      6,400           440,800
  Morgan Stanley Dean Witter & Co.........................................      6,900           546,825
                                                                                           ------------
                                                                                              5,547,538
                                                                                           ------------
FOODS--1.0%
  Campbell Soup Co........................................................      3,600           124,650
  General Mills, Inc......................................................      4,900           218,356
  Heinz (H.J.) Co.........................................................      7,300           346,294
  Kellogg Co..............................................................      5,500           144,375
  Quaker Oats Co. (The)...................................................      2,900           282,387
  Ralston Purina Group....................................................      1,300            33,962
                                                                                           ------------
                                                                                              1,150,024
                                                                                           ------------
FOOTWEAR--0.2%
  NIKE, Inc. Class B......................................................      4,500           251,156
                                                                                           ------------
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.1%
  International Game Technology (b).......................................      1,300            62,400
                                                                                           ------------
HEALTH CARE (DIVERSIFIED)--3.7%
  Abbott Laboratories.....................................................     16,300           789,531
  American Home Products Corp.............................................     14,200           902,410
  Bristol-Myers Squibb Co.................................................     17,300         1,279,119
  Johnson & Johnson.......................................................     12,900         1,355,306
                                                                                           ------------
                                                                                              4,326,366
                                                                                           ------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--7.1%
  Forest Laboratories, Inc. (b)...........................................      1,000           132,875
  Lilly (Eli) & Co........................................................     11,300         1,051,606
  Merck & Co., Inc........................................................     25,200         2,359,350
  Pfizer, Inc.............................................................     61,800         2,842,800
  Pharmacia Corp..........................................................     13,000           793,000
  Schering-Plough Corp....................................................     18,800         1,066,900
                                                                                           ------------
                                                                                              8,246,531
                                                                                           ------------
HEALTH CARE (GENERIC AND OTHER)--0.1%
  ALZA Corp. (b)..........................................................      2,800           119,000
                                                                                           ------------
HEALTH CARE (HOSPITAL MANAGEMENT)--0.8%
  HCA-The Healthcare Co...................................................     11,200           492,912
  Tenet Healthcare Corp. (b)..............................................     10,000           444,375
                                                                                           ------------
                                                                                                937,287
                                                                                           ------------
HEALTH CARE (MANAGED CARE)--0.5%
  Aetna, Inc. (b).........................................................      1,400            57,488
  CIGNA Corp..............................................................      3,600           476,280
                                                                                           ------------
                                                                                                533,768
                                                                                           ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.5%
  Applera Corp-Applied Biosystems Group...................................        500            47,031
  Bard (C.R.), Inc........................................................      2,500           116,406
  Baxter International, Inc...............................................      2,600           229,613
  Becton, Dickinson and Co................................................      7,100           245,838
  Boston Scientific Corp. (b).............................................     11,500           157,406
  Guidant Corp. (b).......................................................      4,900           264,294
  Medtronic, Inc..........................................................      7,300           440,738
  St. Jude Medical, Inc...................................................      2,900           178,169
                                                                                           ------------
                                                                                              1,679,495
                                                                                           ------------

                       See Notes to Financial Statements

               PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES

                                                                               SHARES         VALUE
                                                                            ------------  --------------
HOUSEHOLD PRODUCTS (NON-DURABLE)--1.5%
  Clorox Co. (The)........................................................      4,100      $    145,550
  Colgate-Palmolive Co....................................................        600            38,730
  Kimberly-Clark Corp.....................................................      5,000           353,450
  Procter & Gamble Co. (The)..............................................     15,700         1,231,469
                                                                                           ------------
                                                                                              1,769,199
                                                                                           ------------
INSURANCE (LIFE/HEALTH)--1.2%
  AFLAC, Inc..............................................................      4,900           353,719
  American General Corp...................................................      5,200           423,800
  Jefferson-Pilot Corp....................................................        300            22,425
  John Hancock Financial Services, Inc....................................      2,900           109,113
  Lincoln National Corp...................................................      3,700           175,056
  MetLife, Inc............................................................      3,300           115,500
  Torchmark Corp..........................................................      3,500           134,531
                                                                                           ------------
                                                                                              1,334,144
                                                                                           ------------
INSURANCE (MULTI-LINE)--2.0%
  American International Group, Inc.......................................     20,200         1,990,963
  Hartford Financial Services Group, Inc. (The)...........................      5,200           367,250
                                                                                           ------------
                                                                                              2,358,213
                                                                                           ------------
INSURANCE (PROPERTY-CASUALTY)--0.6%
  Allstate Corp. (The)....................................................      9,000           392,063
  Cincinnati Financial Corp...............................................        700            27,694
  MBIA, Inc...............................................................      2,600           192,725
  St. Paul Cos., Inc. (The)...............................................      1,100            59,744
                                                                                           ------------
                                                                                                672,226
                                                                                           ------------
INSURANCE BROKERS--0.1%
  Aon Corp................................................................      3,700           126,725
  Marsh & McLennan Cos., Inc..............................................        300            35,100
                                                                                           ------------
                                                                                                161,825
                                                                                           ------------
INVESTMENT BANKING/BROKERAGE--1.8%
  E*TRADE Group, Inc. (b).................................................      8,200            60,475
  Edwards (A.G.), Inc.....................................................      2,100            99,619
  Goldman Sachs Group, Inc. (The).........................................      5,300           566,769
  Lehman Brothers Holdings, Inc...........................................      3,200           216,400
  Merrill Lynch & Co., Inc................................................     11,400           777,338
  Schwab (Charles) Corp. (The)............................................      8,800           249,700
  TD Waterhouse Group, Inc. (b)...........................................      9,500           125,875
                                                                                           ------------
                                                                                              2,096,176
                                                                                           ------------
INVESTMENT MANAGEMENT--0.1%
  Franklin Resources, Inc.................................................      1,000            38,100
  Price (T. Rowe) Group, Inc..............................................        300            12,680
  Stilwell Financial, Inc.................................................      2,100            82,819
                                                                                           ------------
                                                                                                133,599
                                                                                           ------------
IRON & STEEL--0.0%
  Allegheny Technologies. Inc.............................................      2,900            46,038
                                                                                           ------------
LEISURE TIME (PRODUCTS)--0.3%
  Harley-Davidson, Inc....................................................      4,300           170,925
  Hasbro, Inc.............................................................      2,600            27,625
  Mattel, Inc.............................................................      6,600            95,304
                                                                                           ------------
                                                                                                293,854
                                                                                           ------------
LODGING-HOTELS--0.3%
  Hilton Hotels Corp......................................................     10,500           110,250
  Marriott International, Inc. Class A....................................      4,900           207,025
                                                                                           ------------
                                                                                                317,275
                                                                                           ------------
MACHINERY (DIVERSIFIED)--0.6%
  Caterpillar, Inc........................................................      6,100           288,606
  Deere & Co..............................................................      2,600           119,113
  Dover Corp..............................................................      2,200            89,238
  Ingersoll-Rand Co.......................................................      5,100           213,563
                                                                                           ------------
                                                                                                710,520
                                                                                           ------------
MANUFACTURING (DIVERSIFIED)--3.0%
  Eaton Corp..............................................................      2,100           157,894
  Honeywell International, Inc............................................     14,900           704,956
  ITT Industries, Inc.....................................................      3,800           147,250

                                                                               SHARES         VALUE
                                                                            ------------  --------------
MANUFACTURING (DIVERSIFIED)--CONTINUED
  Illinois Tool Works, Inc................................................      5,500      $    327,594
  Johnson Controls, Inc...................................................      2,200           114,400
  Minnesota Mining and Manufacturing Co...................................      1,400           168,700
  Parker-Hannifin Corp....................................................      3,200           141,200
  Tyco International Ltd..................................................     24,100         1,337,550
  United Technologies Corp................................................      4,000           314,500
                                                                                           ------------
                                                                                              3,414,044
                                                                                           ------------
METALS MINING--0.1%
  Phelps Dodge Corp.......................................................      2,000           111,625
                                                                                           ------------
NATURAL GAS--0.7%
  Dynegy, Inc. Class A....................................................      2,600           145,763
  El Paso Energy Corp.....................................................        100             7,163
  Enron Corp..............................................................      3,500           290,938
  NiSource, Inc...........................................................      4,200           129,150
  Williams Cos., Inc. (The)...............................................      5,500           219,656
                                                                                           ------------
                                                                                                792,670
                                                                                           ------------
OFFICE EQUIPMENT & SUPPLIES--0.0%
  Pitney Bowes, Inc.......................................................        500            16,563
                                                                                           ------------
OIL & GAS (DRILLING & EQUIPMENT)--0.8%
  Baker Hughes, Inc.......................................................      7,000           290,938
  Cooper Cameron Corp. (b)................................................      3,300           218,006
  Diamond Offshore Drilling, Inc..........................................      1,300            52,000
  ENSCO International, Inc................................................        800            27,250
  Global Marine, Inc. (b).................................................      4,000           113,500
  Halliburton Co..........................................................      4,400           159,500
  Schlumberger Ltd........................................................        700            55,956
  Transocean Sedco Forex, Inc.............................................        300            13,800
                                                                                           ------------
                                                                                                930,950
                                                                                           ------------
OIL & GAS (EXPLORATION & PRODUCTION)--0.3%
  Anadarko Petroleum Corp.................................................      2,900           206,132
  Apache Corp.............................................................      1,300            91,081
  Devon Energy Corp.......................................................      1,100            67,067
                                                                                           ------------
                                                                                                364,280
                                                                                           ------------
OIL (DOMESTIC INTEGRATED)--0.2%
  Amerada Hess Corp.......................................................        300            21,919
  Conoco, Inc. Class A....................................................        100             2,863
  Conoco, Inc. Class B....................................................      5,600           162,050
                                                                                           ------------
                                                                                                186,832
                                                                                           ------------
OIL (INTERNATIONAL INTEGRATED)--4.1%
  Chevron Corp............................................................     10,000           844,375
  Exxon Mobil Corp........................................................     37,500         3,260,156
  Texaco, Inc.............................................................      9,800           608,825
                                                                                           ------------
                                                                                              4,713,356
                                                                                           ------------
PAPER & FOREST PRODUCTS--0.2%
  Georgia-Pacific Group...................................................      2,900            90,263
  International Paper Co..................................................      2,200            89,788
  Smurfit-Stone Container Corp. (b).......................................      4,400            65,725
                                                                                           ------------
                                                                                                245,776
                                                                                           ------------
PERSONAL CARE--0.7%
  Estee Lauder Cos., Inc. (The) Class A...................................      2,100            92,006
  Gillette Co. (The)......................................................     18,600           671,925
                                                                                           ------------
                                                                                                763,931
                                                                                           ------------
PHOTOGRAPHY/IMAGING--0.3%
  Eastman Kodak Co........................................................      7,400           291,375
  Xerox Corp..............................................................      2,100             9,713
                                                                                           ------------
                                                                                                301,088
                                                                                           ------------
POWER PRODUCERS (INDEPENDENT)--0.0%
  AES Corp. (The) (b).....................................................        100             5,538
                                                                                           ------------
PUBLISHING (NEWSPAPERS)--0.4%
  Gannett Co., Inc........................................................      4,800           302,700
  Knight-Ridder, Inc......................................................      1,400            79,625

                       See Notes to Financial Statements

               PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES

                                                                               SHARES         VALUE
                                                                            ------------  --------------
PUBLISHING (NEWSPAPERS)--CONTINUED
  New York Times Co. (The) Class A........................................      1,500      $     60,094
                                                                                           ------------
                                                                                                442,419
                                                                                           ------------
RAILROADS--0.5%
  Burlington Northern Santa Fe Corp.......................................      7,700           218,006
  Norfolk Southern Corp...................................................      1,500            19,969
  Union Pacific Corp......................................................      5,800           294,350
                                                                                           ------------
                                                                                                532,325
                                                                                           ------------
REITS--0.2%
  Starwood Hotels & Resorts Worldwide, Inc................................      6,100           215,025
                                                                                           ------------
RESTAURANTS--0.4%
  McDonald's Corp.........................................................     13,100           445,400
                                                                                           ------------
RETAIL (BUILDING SUPPLIES)--1.2%
  Home Depot, Inc. (The)..................................................     25,300         1,155,894
  Lowe's Cos., Inc........................................................      6,100           271,450
                                                                                           ------------
                                                                                              1,427,344
                                                                                           ------------
RETAIL (COMPUTERS & ELECTRONICS)--0.1%
  Best Buy Co., Inc. (b)..................................................      2,900            85,731
  Circuit City Stores-Circuit City Group..................................        200             2,300
                                                                                           ------------
                                                                                                 88,031
                                                                                           ------------
RETAIL (DEPARTMENT STORES)--0.5%
  Federated Department Stores, Inc. (b)...................................      4,900           171,500
  Kohl's Corp. (b)........................................................      3,200           195,200
  May Department Stores Co. (The).........................................      6,200           203,050
                                                                                           ------------
                                                                                                569,750
                                                                                           ------------
RETAIL (DRUG STORES)--0.2%
  CVS Corp................................................................      2,100           125,869
  Walgreen Co.............................................................      3,300           137,981
                                                                                           ------------
                                                                                                263,850
                                                                                           ------------
RETAIL (FOOD CHAINS)--0.8%
  Albertson's, Inc........................................................      1,100            29,150
  Kroger Co. (The) (b)....................................................     17,800           481,713
  Safeway, Inc. (b).......................................................      6,600           412,500
                                                                                           ------------
                                                                                                923,363
                                                                                           ------------
RETAIL (GENERAL MERCHANDISE)--2.3%
  Costco Wholesale Corp. (b)..............................................      2,500            99,844
  Target Corp.............................................................     13,400           432,150
  Wal-Mart Stores, Inc. (c)...............................................     39,600         2,103,750
                                                                                           ------------
                                                                                              2,635,744
                                                                                           ------------
RETAIL (SPECIALTY-APPAREL)--0.7%
  Abercrombie & Fitch Co. Class A (b).....................................      6,800           136,000
  Gap, Inc. (The).........................................................     10,700           272,850
  Limited, Inc. (The).....................................................      7,300           124,556
  TJX Cos., Inc. (The)....................................................      9,300           258,075
                                                                                           ------------
                                                                                                791,481
                                                                                           ------------
SAVINGS & LOAN COMPANIES--0.6%
  Dime Bancorp, Inc.......................................................      3,400           100,513
  GreenPoint Financial Corp...............................................      1,800            73,688
  Washington Mutual, Inc..................................................     10,800           573,075
                                                                                           ------------
                                                                                                747,276
                                                                                           ------------
SERVICES (ADVERTISING/MARKETING)--0.0%
  Omnicom Group, Inc......................................................        300            24,863
                                                                                           ------------
SERVICES (COMMERCIAL & CONSUMER)--0.4%
  Cendant Corp. (b).......................................................     16,900           162,663
  Gemstar-TV Guide International, Inc. (b)................................      5,400           249,075
                                                                                           ------------
                                                                                                411,738
                                                                                           ------------
SERVICES (DATA PROCESSING)--0.3%
  Automatic Data Processing, Inc..........................................      6,300           398,869
                                                                                           ------------

                                                                               SHARES         VALUE
                                                                            ------------  --------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.6%
  Nextel Communications, Inc. Class A (b).................................     14,100      $    348,975
  Sprint Corp. (PCS Group) (b)............................................     15,700           320,869
                                                                                           ------------
                                                                                                669,844
                                                                                           ------------
TELECOMMUNICATIONS (LONG DISTANCE)--0.8%
  AT&T Corp...............................................................     22,200           384,338
  Level 3 Communications, Inc. (b)........................................      3,400           111,563
  Williams Communications Group, Inc. (b).................................      1,600            18,800
  WorldCom, Inc. (b)(c)...................................................     27,800           390,938
                                                                                           ------------
                                                                                                905,639
                                                                                           ------------
TELEPHONE--3.9%
  BellSouth Corp..........................................................     12,500           511,719
  Broadwing, Inc. (b).....................................................      1,700            38,781
  Qwest Communications International, Inc. (b)............................     23,500           963,500
  SBC Communications, Inc.................................................     37,300         1,781,075
  Verizon Communications, Inc.............................................     23,600         1,182,950
                                                                                           ------------
                                                                                              4,478,025
                                                                                           ------------
TEXTILES (APPAREL)--0.1%
  Jones Apparel Group, Inc. (b)...........................................      3,100            99,781
                                                                                           ------------
TOBACCO--1.4%
  Philip Morris Cos., Inc.................................................     36,600         1,610,400
                                                                                           ------------
TRUCKERS --0.0%
  C.H. Robinson Worldwide, Inc............................................      1,600            50,300
                                                                                           ------------
TRUCKS & PARTS--0.1%
  PACCAR, Inc.............................................................      1,400            68,950
                                                                                           ------------
WASTE MANAGEMENT--0.0%
  Waste Management, Inc...................................................      1,700            47,175
                                                                                           ------------
TOTAL COMMON STOCKS
  (Identified cost $108,062,660)........................................................    109,980,531
                                                                                           ------------
FOREIGN COMMON STOCKS--3.1%
COMMUNICATIONS EQUIPMENT--0.8%
  Nortel Networks Corp. (Canada)..........................................     29,000           929,812
                                                                                           ------------
FOODS--0.5%
  Unilever NV (Netherlands)...............................................     10,100           635,669
                                                                                           ------------
OIL (INTERNATIONAL INTEGRATED)--1.6%
  Royal Dutch Petroleum Co. NY Registered Shares (Netherlands)............
                                                                               29,800         1,804,762
                                                                                           ------------
TELECOMMUNICATIONS (LONG DISTANCE)--0.2%
  Global Crossing Ltd. (Bermuda) (b)......................................     12,600           180,338
                                                                                           ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $4,067,114)..........................................................      3,550,581
                                                                                           ------------
TOTAL LONG-TERM INVESTMENTS--98.3%
  (Identified cost $112,261,493)........................................................    113,663,227
                                                                                           ------------

                                                                STANDARD
                                                                & POOR'S        PAR
                                                                 RATING        VALUE
                                                              (UNAUDITED)      (000)
                                                              ------------  ------------
SHORT-TERM OBLIGATIONS--1.5%
COMMERCIAL PAPER--1.5%
  Koch Industries, Inc. 6.45%, 1/2/01.......................  A-1+            $ 1,745         1,744,687
                                                                                           ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,744,687)..........................................................      1,744,687
                                                                                           ------------
TOTAL INVESTMENTS--99.8%
  (Identified cost $114,006,180)........................................................    115,407,914(a)
  Other assets and liabilities, net--0.2%...............................................        216,985
                                                                                           ------------
NET ASSETS--100.0%......................................................................   $115,624,899
                                                                                           ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $17,193,029 and gross depreciation of $16,132,834 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $114,347,719.
(b)  Non-income producing.
(c)  All or a portion segregated as collateral.

                       See Notes to Financial Statements

               PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS
Investment securities at value (Identified cost
  $114,006,180).............................................  $ 115,407,914
Cash........................................................        102,038
Receivables
  Fund shares sold..........................................        400,102
  Investment securities sold................................        287,949
  Dividends and interest....................................        107,877
Prepaid expenses............................................            343
                                                              -------------
    Total assets............................................    116,306,223
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased...........................        364,340
  Fund shares repurchased...................................        180,385
  Variation margin for futures contracts....................         20,547
  Investment advisory fee...................................         27,525
  Financial agent fee.......................................         13,617
  Trustees' fee.............................................            398
Accrued expenses............................................         74,512
                                                              -------------
    Total liabilities.......................................        681,324
                                                              -------------
NET ASSETS..................................................  $ 115,624,899
                                                              =============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $ 114,291,043
  Undistributed net investment income.......................         15,672
  Accumulated net realized loss.............................        (43,988)
  Net unrealized appreciation...............................      1,362,172
                                                              -------------
NET ASSETS..................................................  $ 115,624,899
                                                              =============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................      9,291,969
                                                              =============
Net asset value and offering price per share................  $       12.44
                                                              =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
  Dividends.................................................  $   1,543,999
  Interest..................................................        126,719
  Foreign taxes withheld....................................        (12,101)
                                                              -------------
    Total investment income.................................      1,658,617
                                                              -------------
EXPENSES
  Investment advisory fee...................................        551,897
  Financial agent fee.......................................        167,971
  Custodian.................................................         50,584
  Printing..................................................         38,253
  Professional..............................................         23,639
  Trustees..................................................          5,715
  Miscellaneous.............................................          8,871
                                                              -------------
    Total expenses..........................................        846,930
    Less expenses borne by investment adviser...............       (172,399)
                                                              -------------
    Net expenses............................................        674,531
                                                              -------------
NET INVESTMENT INCOME.......................................        984,086
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................      1,533,991
  Net realized loss on futures contracts....................       (409,885)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    (17,141,954)
                                                              -------------
NET LOSS ON INVESTMENTS.....................................    (16,017,848)
                                                              -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ (15,033,762)
                                                              =============

                       See Notes to Financial Statements

               PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED      YEAR ENDED
                                                                 12/31/00        12/31/99
                                                              --------------  --------------
FROM OPERATIONS
  Net investment income (loss)..............................  $     984,086   $     999,671
  Net realized gain (loss)..................................      1,124,106       9,135,132
  Net change in unrealized appreciation (depreciation)......    (17,141,954)      7,891,861
                                                              -------------   -------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................    (15,033,762)     18,026,664
                                                              -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................       (979,081)       (994,894)
  Net realized gains........................................     (3,888,817)     (6,542,091)
  In excess of net realized gains...........................        (38,098)             --
                                                              -------------   -------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................     (4,905,996)     (7,536,985)
                                                              -------------   -------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (3,346,055 and 5,584,453
    shares, respectively)...................................     46,232,904      78,731,870
  Net asset value of shares issued from reinvestment of
    distributions (362,784 and 517,025 shares,
    respectively)...........................................      4,905,996       7,536,985
  Cost of shares repurchased (3,422,855 and 2,409,378
    shares, respectively)...................................    (47,434,243)    (34,420,459)
                                                              -------------   -------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................      3,704,657      51,848,396
                                                              -------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................    (16,235,101)     62,338,075
NET ASSETS
  Beginning of period.......................................    131,860,000      69,521,925
                                                              -------------   -------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $15,672 AND $4,777, RESPECTIVELY)......  $ 115,624,899   $ 131,860,000
                                                              =============   =============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                      FROM
                                                    YEAR ENDED DECEMBER 31,        INCEPTION
                                               ----------------------------------  7/15/97 TO
                                                  2000        1999        1998      12/31/97
                                               ----------  ----------  ----------  ----------
Net asset value, beginning of period.........    $14.64      $13.08      $10.49      $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...............      0.11        0.12        0.12        0.05
  Net realized and unrealized gain (loss)....     (1.75)       2.33        3.19        0.54
                                                 ------      ------      ------      ------
    TOTAL FROM INVESTMENT OPERATIONS.........     (1.64)       2.45        3.31        0.59
                                                 ------      ------      ------      ------
LESS DISTRIBUTIONS
  Dividends from net investment income.......     (0.11)      (0.12)      (0.12)      (0.05)
  Dividends from net realized gains..........     (0.45)      (0.77)      (0.60)      (0.05)
  In excess of net realized gains............        --(4)       --          --          --
                                                 ------      ------      ------      ------
    TOTAL DISTRIBUTIONS......................     (0.56)      (0.89)      (0.72)      (0.10)
                                                 ------      ------      ------      ------
CHANGE IN NET ASSET VALUE....................     (2.20)       1.56        2.59        0.49
                                                 ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD...............    $12.44      $14.64      $13.08      $10.49
                                                 ======      ======      ======      ======
Total return.................................    (11.47)%     18.86%      31.68%       5.83%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)........  $115,625    $131,860     $69,522     $30,851
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(2)......................      0.55%       0.55%       0.55%       0.55%(1)
  Net investment income......................      0.80%       0.95%       1.08%       1.46%(1)
Portfolio turnover rate......................        63%         45%         45%          9%(3)

(1) Annualized.
(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.69%, 0.75%, 0.82% and 1.05% for the periods ended December 31, 2000, 1999, 1998 and 1997, respectively.
(3) Not annualized.
(4) Amount is less than $0.01.

                       See Notes to Financial Statements

                       PHOENIX-JANUS EQUITY INCOME SERIES

    Investors got a painful reminder that what goes up must come down as equity markets plunged in 2000. The year started off dramatically, with a booming economy creating a strong tailwind for stocks. But by March, worries that the record-breaking economic expansion would spark faster inflation took their toll as share prices fell sharply.

    Later, uncertainty over interest rates gave way to fears about slowing corporate earnings and higher energy costs, pressuring stocks even lower. Although the Federal Reserve in December left interest rates unchanged for the fifth straight time, they also declared economic weakness to be a bigger threat than inflation. In the end, the S&P 500 Index(1) suffered its greatest decline since 1977, and the Dow Jones Industrial Average(2) posted its poorest return since 1981. The technology-dominated Nasdaq Composite Index(3), however, turned in the worst performance, falling 39%, the biggest drop in its 29-year history.

    The Portfolio gave ground against this unfavorable backdrop but still beat its benchmark, the S&P 500 Index(1). Supporting our performance was Burlington Resources, one of the largest independent oil and natural gas producers in the U.S. The company has benefited as the American energy market evolves from a reliance on coal- and nuclear-fired power to clean-burning and efficient natural gas. Anheuser Busch, the largest beer maker in the U.S., also turned in a solid performance as demand--and pricing--for its products remained strong.

    Among our disappointments was media giant Viacom. As the economy showed signs of cooling, Viacom retreated on worries that the slowdown could hurt ad sales. Also working against us was Wal-Mart. The world's largest discount retailer struggled as a pullback in consumer spending put downward pressure on retailing shares across the board.

    Looking ahead, we will stay focused on the fundamentals, employing our rigorous, hands-on stock-picking approach to find companies worthy of your investment.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          EQUITY INCOME
             SERIES      S&P 500 INDEX(1)
12/15/99        $10,000           $10,000
99              $10,586           $10,400
00               $9,937            $9,445

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/00
                                                                          FROM
                                                                        INCEPTION
                                                                       12/15/99 TO
                                                              1 YEAR    12/31/00
----------------------------------------------------------------------------------
Equity Income Series                                          (6.13)%    (0.60)%
----------------------------------------------------------------------------------
S&P 500 Index(1)                                              (9.19)%    (5.34)%
----------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/15/99. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

(1) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance.

(2) The Dow Jones Industrial Average measures large-cap stock total return performance.

(3) The Nasdaq Composite Index measures technology-oriented stock total return performance.

The indices are unmanaged and are not available for direct investment.

                       PHOENIX-JANUS EQUITY INCOME SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000


                                                                           SHARES      VALUE
                                                                          --------  -----------
COMMON STOCKS--76.0%
AEROSPACE/DEFENSE--0.8%
  Boeing Co. (The)......................................................     1,800  $   118,800
                                                                                    -----------
AUTO PARTS & EQUIPMENT--0.6%
  TRW, Inc..............................................................     2,260       87,575
                                                                                    -----------
BANKS (MAJOR REGIONAL)--2.9%
  Bank of New York Co., Inc. (The)......................................     2,870      158,388
  Firstar Corp..........................................................     6,610      153,682
  U.S. Bancorp..........................................................     4,095      119,523
                                                                                    -----------
                                                                                        431,593
                                                                                    -----------
BEVERAGES (ALCOHOLIC)--2.2%
  Anheuser-Busch Cos., Inc..............................................     7,315      332,832
                                                                                    -----------
BROADCASTING (TELEVISION, RADIO & CABLE)--3.0%
  AT&T Corp.-Liberty Media Corp. Class A (b)............................     5,685       77,103
  Comcast Corp. Special Class A (b).....................................     2,625      109,594
  Infinity Broadcasting Corp. Class A (b)...............................     5,000      139,687
  Univision Communications, Inc. Class A (b)............................     2,720      111,350
                                                                                    -----------
                                                                                        437,734
                                                                                    -----------
CHEMICALS--3.8%
  Du Pont (E.I.) de Nemours & Co........................................     4,785      231,175
  Lyondell Chemical Co..................................................    13,655      209,092
  Praxair, Inc..........................................................     2,825      125,359
                                                                                    -----------
                                                                                        565,626
                                                                                    -----------
CHEMICALS (SPECIALTY)--0.9%
  Monsanto Co...........................................................     5,000      135,312
                                                                                    -----------
COMMUNICATIONS EQUIPMENT--0.7%
  Corning, Inc..........................................................     2,100      110,906
                                                                                    -----------
COMPUTERS (HARDWARE)--0.4%
  Apple Computer, Inc. (b)..............................................     3,645       54,219
                                                                                    -----------
COMPUTERS (NETWORKING)--1.1%
  Cisco Systems, Inc. (b)...............................................     4,125      157,781
                                                                                    -----------
COMPUTERS (PERIPHERALS)--1.3%
  EMC Corp. (b).........................................................     2,971      197,571
                                                                                    -----------
COMPUTERS (SOFTWARE & SERVICES)--2.0%
  Cadence Design System, Inc. (b).......................................     8,160      224,400
  VeriSign, Inc. (b)....................................................       942       69,885
                                                                                    -----------
                                                                                        294,285
                                                                                    -----------
ELECTRIC COMPANIES--1.0%
  Duke Energy Corp......................................................       695       59,249
  Montana Power Co. (The)...............................................     4,435       92,026
                                                                                    -----------
                                                                                        151,275
                                                                                    -----------
ELECTRICAL EQUIPMENT--4.8%
  General Electric Co...................................................    14,850      711,872
                                                                                    -----------
ELECTRONICS (SEMICONDUCTORS)--5.3%
  Advanced Micro Devices, Inc. (b)......................................     5,080       70,167
  Linear Technology Corp................................................     3,715      171,819
  Maxim Integrated Products, Inc. (b)...................................     2,070       98,972
  Texas Instruments, Inc................................................     9,315      441,298
                                                                                    -----------
                                                                                        782,256
                                                                                    -----------
ENTERTAINMENT--2.3%
  Time Warner, Inc......................................................     1,955      102,129
  Viacom, Inc. Class B (b)..............................................     3,990      186,533
  Walt Disney Co. (The).................................................     1,615       46,734
                                                                                    -----------
                                                                                        335,396
                                                                                    -----------

                                                                           SHARES      VALUE
                                                                          --------  -----------
FINANCIAL (DIVERSIFIED)--5.8%
  American Express Co...................................................     2,485  $   136,520
  Citigroup, Inc........................................................    14,019      715,845
                                                                                    -----------
                                                                                        852,365
                                                                                    -----------
HEALTH CARE (DIVERSIFIED)--2.5%
  Bristol-Myers Squibb Co...............................................     4,995      369,318
                                                                                    -----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--2.0%
  Lilly (Eli) & Co......................................................     1,910      177,749
  Pharmacia Corp........................................................     2,010      122,610
                                                                                    -----------
                                                                                        300,359
                                                                                    -----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.6%
  Medtronic, Inc........................................................     1,585       95,694
                                                                                    -----------
HOUSEHOLD PRODUCTS (NON-DURABLE)--0.9%
  Procter & Gamble Co. (The)............................................     1,715      134,520
                                                                                    -----------
INSURANCE (LIFE/HEALTH)--1.0%
  American General Corp.................................................     1,820      148,330
                                                                                    -----------
INSURANCE (MULTI-LINE)--1.8%
  American International Group, Inc.....................................     2,730      269,076
                                                                                    -----------
INSURANCE (PROPERTY-CASUALTY)--0.7%
  Progressive Corp. (The)...............................................     1,065      110,361
                                                                                    -----------
INSURANCE BROKERS--3.0%
  Marsh & McLennan Cos., Inc............................................     3,745      438,165
                                                                                    -----------
INVESTMENT BANKING/BROKERAGE--0.4%
  Schwab (Charles) Corp. (The)..........................................     2,210       62,709
                                                                                    -----------
LEISURE TIME (PRODUCTS)--0.9%
  Harley-Davidson, Inc..................................................     3,310      131,573
                                                                                    -----------
MANUFACTURING (DIVERSIFIED)--2.6%
  Honeywell International, Inc..........................................       565       26,732
  Minnesota Mining and Manufacturing Co.................................     2,915      351,258
                                                                                    -----------
                                                                                        377,990
                                                                                    -----------
NATURAL GAS--4.8%
  El Paso Energy Corp...................................................     6,245      447,298
  Enron Corp............................................................     3,115      258,934
                                                                                    -----------
                                                                                        706,232
                                                                                    -----------
OIL & GAS (EXPLORATION & PRODUCTION)--3.7%
  Burlington Resources, Inc.............................................    10,785      544,643
                                                                                    -----------
POWER PRODUCERS (INDEPENDENT)--1.0%
  AES Corp. (The) (b)...................................................     2,695      149,236
                                                                                    -----------
RETAIL (FOOD CHAINS)--1.1%
  Safeway, Inc. (b).....................................................     2,560      160,000
                                                                                    -----------
RETAIL (GENERAL MERCHANDISE)--2.3%
  Wal-Mart Stores, Inc..................................................     6,525      346,641
                                                                                    -----------
RETAIL (SPECIALTY)--0.7%
  Tiffany & Co..........................................................     3,355      106,102
                                                                                    -----------
RETAIL (SPECIALTY-APPAREL)--0.3%
  Gap, Inc. (The).......................................................     1,855       47,303
                                                                                    -----------
SERVICES (DATA PROCESSING)--2.8%
  Automatic Data Processing, Inc........................................     5,125      324,477
  Paychex, Inc..........................................................     1,842       89,567
                                                                                    -----------
                                                                                        414,044
                                                                                    -----------
TELECOMMUNICATIONS (LONG DISTANCE)--0.7%
  McLeodUSA, Inc. Class A (b)...........................................     7,405      104,596
                                                                                    -----------

                       See Notes to Financial Statements

                       PHOENIX-JANUS EQUITY INCOME SERIES

                                                                           SHARES      VALUE
                                                                          --------  -----------
TELEPHONE--0.9%
  SBC Communications, Inc...............................................     2,805  $   133,939
                                                                                    -----------
TRUCKS & PARTS--2.4%
  Cummins Engine Co., Inc...............................................     9,465      359,078
                                                                                    -----------
TOTAL COMMON STOCKS
  (Identified cost $11,090,974)...................................................   11,267,307
                                                                                    -----------
FOREIGN COMMON STOCKS--2.3%
AUTOMOBILES--1.7%
  Bayerische Motoren Werke AG (Germany).................................     7,850      256,473
                                                                                    -----------
COMMUNICATIONS EQUIPMENT--0.6%
  Nokia Oyi (Finland)...................................................       305       13,602
  Nokia Oyj ADR (Finland)...............................................     1,510       65,685
                                                                                    -----------
                                                                                         79,287
                                                                                    -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $352,752)......................................................      335,760
                                                                                    -----------
FOREIGN PREFERRED STOCKS--0.8%
AUTOMOBILES--0.8%
  Porsche AG (Germany)..................................................        37      122,970
                                                                                    -----------
TOTAL FOREIGN PREFERRED STOCKS
  (Identified cost $111,446)......................................................      122,970
                                                                                    -----------
CONVERTIBLE PREFERRED STOCKS--2.0%
ELECTRIC COMPANIES--1.3%
  Alliant Energy Resources, Inc. Cv. Pfd. 144A 7.25% (c)................     1,298       71,877
  Reliant Energy, Inc. Cv. Pfd. 2%......................................     2,355      122,754
                                                                                    -----------
                                                                                        194,631
                                                                                    -----------
PUBLISHING (NEWSPAPERS)--0.7%
  Tribune Co. Cv. Pfd. 2%...............................................     1,400      106,400
                                                                                    -----------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Identified cost $444,664)......................................................      301,031
                                                                                    -----------

                                                  STANDARD
                                                  & POOR'S                  PAR
                                                   RATING                  VALUE
                                                 (UNAUDITED)               (000)      VALUE
                                     -----------------------------------  -------  -----------
CONVERTIBLE BONDS--1.3%
BROADCASTING (TELEVISION, RADIO & CABLE)--0.8%
  Clear Channel Communications,
    Inc. Cv. 2.625%, 4/1/03........  BBB-                                 $   113  $   113,706
                                                                                   -----------
COMPUTERS (SOFTWARE & SERVICES)--0.5%
  Exodus Communications, Inc. Cv.
    4.75%, 7/15/08.................  CCC+                                      93       70,331
                                                                                   -----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.0%
  Nextel Communications, Inc. Cv.
    4.75%, 7/1/07..................  B                                          8        9,720
                                                                                   -----------
TOTAL CONVERTIBLE BONDS
  (Identified cost $339,586).....................................................      193,757
                                                                                   -----------
TOTAL LONG-TERM INVESTMENTS--82.4%
  (Identified cost $12,339,422)..................................................   12,220,825
                                                                                   -----------
SHORT-TERM OBLIGATIONS--17.6%
FEDERAL AGENCY SECURITIES--17.6%
  Freddie Mac 5.70%, 1/2/01........  A-1+                                   2,600    2,599,588
                                                                                   -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $2,599,588)...................................................    2,599,588
                                                                                   -----------
TOTAL INVESTMENTS--100.0%
  (Identified cost $14,939,010)..................................................   14,820,413(a)
  Other assets and liabilities, net--0.0%........................................        7,160
                                                                                   -----------
NET ASSETS--100.0%...............................................................  $14,827,573
                                                                                   ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,186,053 and gross depreciation of $1,398,616 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purpose was $15,032,976.
(b)  Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, these securities amounted to a value of $71,877 or 0.5% of net assets.

                       See Notes to Financial Statements

                       PHOENIX-JANUS EQUITY INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS
Investment securities at value (Identified cost
  $14,939,010)..............................................  $  14,820,413
Cash........................................................         51,943
Receivables
  Investment securities sold................................        188,283
  Fund shares sold..........................................        118,696
  Interest and dividends....................................         10,437
                                                              -------------
    Total assets............................................     15,189,772
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased...........................        314,161
  Fund shares repurchased...................................            290
  Financial agent fee.......................................          6,464
  Investment advisory fee...................................          1,648
  Trustees' fee.............................................            397
Accrued expenses............................................         39,239
                                                              -------------
    Total liabilities.......................................        362,199
                                                              -------------
NET ASSETS..................................................  $  14,827,573
                                                              =============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $  15,767,488
  Distribution in excess of net investment income...........           (751)
  Accumulated net realized loss.............................       (820,567)
  Net unrealized depreciation...............................       (118,597)
                                                              -------------
NET ASSETS..................................................  $  14,827,573
                                                              =============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................      1,500,657
                                                              =============
Net asset value and offering price per share................          $9.88
                                                              =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
  Interest..................................................  $     109,602
  Dividends.................................................         67,455
  Foreign taxes withheld....................................           (291)
                                                              -------------
    Total investment income.................................        176,766
                                                              -------------
EXPENSES
  Financial agent fee.......................................         83,488
  Investment advisory fee...................................         82,598
  Professional..............................................         27,266
  Custodian.................................................         26,270
  Printing..................................................         12,747
  Trustees..................................................          5,715
  Miscellaneous.............................................          8,961
                                                              -------------
    Total expenses..........................................        247,045
    Less expenses borne by investment adviser...............       (149,871)
                                                              -------------
    Net expenses............................................         97,174
                                                              -------------
NET INVESTMENT INCOME.......................................         79,592
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................       (822,980)
  Net realized loss on foreign currency.....................           (919)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................       (234,850)
                                                              -------------
NET LOSS ON INVESTMENTS.....................................     (1,058,749)
                                                              -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $    (979,157)
                                                              =============

                       See Notes to Financial Statements

                       PHOENIX-JANUS EQUITY INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                            FROM INCEPTION
                                                               YEAR ENDED    12/15/99 TO
                                                                12/31/00       12/31/99
                                                              ------------  --------------
FROM OPERATIONS
  Net investment income (loss)..............................  $    79,592     $     1,731
  Net realized gain (loss)..................................     (823,899)          1,392
  Net change in unrealized appreciation (depreciation)......     (234,850)        116,253
                                                              -----------     -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................     (979,157)        119,376
                                                              -----------     -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................      (78,059)             --
  Net realized gains........................................       (1,392)             --
  In excess of net investment income........................         (751)             --
                                                              -----------     -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................      (80,202)             --
                                                              -----------     -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,461,504 and 217,672
    shares, respectively)...................................   15,406,145       2,184,748
  Net asset value of shares issued from reinvestment of
    distributions (8,000 and 0 shares, respectively)........       80,202              --
  Cost of shares repurchased (186,518 and 1 shares,
    respectively)...........................................   (1,903,529)            (10)
                                                              -----------     -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................   13,582,818       2,184,738
                                                              -----------     -----------
  NET INCREASE (DECREASE) IN NET ASSETS.....................   12,523,459       2,304,114
NET ASSETS
  Beginning of period.......................................    2,304,114              --
                                                              -----------     -----------
  END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF NET
    INVESTMENT INCOME OF ($751) AND UNDISTRIBUTED NET
    INVESTMENT INCOME (LOSS) OF $1,731, RESPECTIVELY).......  $14,827,573     $ 2,304,114
                                                              ===========     ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                 FROM INCEPTION
                                     YEAR ENDED   12/15/99 TO
                                      12/31/00      12/31/99
                                     ----------  --------------
Net asset value, beginning of
  period...........................   $ 10.59        $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).....      0.06           0.01
  Net realized and unrealized gain
    (loss).........................     (0.71)          0.58
                                      -------        -------
    TOTAL FROM INVESTMENT
     OPERATIONS....................     (0.65)          0.59
                                      -------        -------
LESS DISTRIBUTIONS
  Dividends from net investment
    income.........................     (0.06)            --
  Dividends from net realized
    gains..........................        --(4)          --
  In excess of net investment
    income.........................        --(4)          --
                                      -------        -------
    TOTAL DISTRIBUTIONS............     (0.06)            --
                                      -------        -------
CHANGE IN NET ASSET VALUE..........     (0.71)          0.59
                                      -------        -------
NET ASSET VALUE, END OF PERIOD.....   $  9.88        $ 10.59
                                      =======        =======
Total return.......................     (6.13)%         5.86%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)......................   $14,828         $2,304
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)............      1.00%          1.00%(1)
  Net investment income............      0.82%          1.89%(1)
Portfolio turnover rate............       107%            11%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.54% and 18.81% for the periods ended December 31, 2000 and 1999, respectively.
(4) Amount is less than $0.01.

                       See Notes to Financial Statements

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES

    Overall, bonds had a good year. After watching the domestic economy grow at a white-hot 8% during the fourth quarter of 1999, the Federal Reserve raised interest rates three times in the first half of 2000. Meanwhile, the Treasury Department announced that the federal budget surplus would be used to buy back and pay off maturing debt. This ignited a rally in Treasuries, which received an additional boost when intense stock market volatility created a flight to quality.

    By the end of the summer, the economy had slowed dramatically. As investors began to reconsider their corporate earnings expectations, the spreads between issuers of different credit qualities widened significantly. Junk bonds continued to decline as investors worried about the viability of many issuers.

    Entering the fourth quarter, many observers believed the economy was receding. In December, the Fed indicated rate cuts were forthcoming, and bonds rallied.

    Throughout the year, we exchanged the credit risk of junk bonds for the interest rate risk of Treasuries, helping the Portfolio advance during the year. However, it underperformed its benchmark, the Lehman Brothers Government/Corporate Bond Index*. In addition to strong performance from our Treasury and agency bonds, many of our investment-grade corporate bonds also supported our showing. High-quality issuers, such as diversified industrial conglomerate General Electric and media giant Viacom, have improving fundamentals and represent an attractive alternative for risk-averse investors.

    Meanwhile, after reducing our exposure to junk bonds, our remaining positions could not resist the persistent weakness marring those securities. For example, Exodus Communications, a leader in corporate Web site hosting, declined as investors abandoned the Internet infrastructure sector after concerns surfaced that telecommunications spending might slow.

    Going forward, we believe the effects of the moderating economy will result in difficult year-over-year earnings comparisons for many companies. With this in mind, we continue to use our in-depth research to find opportunities in the higher end of the credit-quality spectrum.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                          LEHMAN BROTHERS
          FLEXIBLE INCOME SERIES  GOVERNMENT/CORPORATE BOND INDEX*
12/15/99                  10,000                            10,000
99                        10,002                             9,942
00                        10,645                            11,120

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/00
                                                                         FROM
                                                                       INCEPTION
                                                                      12/15/99 TO
                                                              1 YEAR   12/31/00
---------------------------------------------------------------------------------
Flexible Income Series                                        6.43%       6.16%
---------------------------------------------------------------------------------
Lehman Bros Government/Corporate Bond Index*                  11.85%     10.73%
---------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/15/99 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

* The Lehman Brothers Government/Corporate Bond Index is an unmanaged, commonly used measure of bond performance. The Index is not available for direct investment.

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000

                                                  STANDARD
                                                  & POOR'S                  PAR
                                                   RATING                  VALUE
                                                 (UNAUDITED)               (000)      VALUE
                                     -----------------------------------  -------  -----------
U.S. GOVERNMENT SECURITIES--21.2%
U.S. TREASURY BONDS--0.7%
  U.S. Treasury Bonds 6.125%,
    8/15/29........................  AAA                                  $    85  $    92,570
                                                                                   -----------
U.S. TREASURY NOTES--20.5%
  U.S. Treasury Notes 4.25%,
    11/15/03.......................  AAA                                      135      131,771
  U.S. Treasury Notes, 5.75%,
    11/15/05.......................  AAA                                       50       51,627
  U.S. Treasury Notes 6.50%,
    2/15/10........................  AAA                                    1,000    1,094,451
  U.S. Treasury Notes 5.75%,
    8/15/10........................  AAA                                    1,230    1,289,097
                                                                                   -----------
                                                                                     2,566,946
                                                                                   -----------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $2,557,676)...................................................    2,659,516
                                                                                   -----------
AGENCY MORTGAGE-BACKED SECURITIES--20.3%
  Fannie Mae 6.625%, 4/15/02.......  AAA                                      350      354,117
  Fannie Mae 6%, 12/15/05..........  AAA                                      600      606,225
  Fannie Mae 7.125%, 6/15/10.......  AAA                                    1,050    1,137,004
  Fannie Mae 6.625%, 11/15/10......  AAA                                      435      456,060
                                                                                   -----------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $2,471,067)...................................................    2,553,406
                                                                                   -----------
CORPORATE BONDS--44.8%
AIRLINES--1.8%
  Delta Air Lines 7.779%,
    11/18/05.......................  A-                                       100      103,920
  Valuejet, Inc. 10.25%, 4/15/01...  CCC+                                     120      118,200
                                                                                   -----------
                                                                                       222,120
                                                                                   -----------
BROADCASTING (TELEVISION, RADIO & CABLE)--4.0%
  Cox Communications, Inc. 7%,
    8/15/01........................  BBB                                      250      249,457
  Fox/Liberty Networks LLC 8.875%,
    8/15/07........................  BBB-                                     250      255,000
                                                                                   -----------
                                                                                       504,457
                                                                                   -----------
COMMUNICATIONS EQUIPMENT--1.9%
  Lodgenet Entertainment 10.25%,
    12/15/06.......................  B                                         40       37,600
  Qwest Corp. 7.625%, 6/9/03.......  BBB+                                     200      203,489
                                                                                   -----------
                                                                                       241,089
                                                                                   -----------
COMPUTERS (SOFTWARE & SERVICES)--0.7%
  Exodus Communications, Inc. 144A
    11.625%, 7/15/10 (b)...........  B                                        100       89,500
                                                                                   -----------
CONSUMER FINANCE--2.0%
  Ford Motor Credit Co. 7.5%,
    6/15/03........................  A                                        250      255,232
                                                                                   -----------
ENTERTAINMENT--5.5%
  Time Warner Inc., 8.18%
    8/15/07........................  BBB                                      115      122,469
  Viacom, Inc. 6.875%, 9/1/03......  BBB+                                     300      302,263
  Viacom, Inc. 7.70%, 7/30/10......  BBB+                                     250      262,659
                                                                                   -----------
                                                                                       687,391
                                                                                   -----------
FINANCIAL (DIVERSIFIED)--7.2%
  Citigroup Inc 7.25%, 10/01/10....  A+                                        50       51,608
  Citigroup, Inc. 7.45%, 6/6/02....  AA-                                      100      102,017
  GS Escrow Corp. 7.0%, 8/1/03.....  BB+                                      250      240,981
  General Electric Capital Corp.,
    7% 3/1/02......................  AAA                                      250      253,051
  IBM Credit Corp. 7.0%, 1/28/02...  A+                                       250      252,899
                                                                                   -----------
                                                                                       900,556
                                                                                   -----------
HEALTH CARE (HOSPITAL MANAGEMENT)--3.2%
  Tenet Healthcare Corp. 7.875%,
    1/15/03........................  BB+                                      400      402,000
                                                                                   -----------
HEALTH CARE (MANAGED CARE)--3.9%
  Unitedhealth Group, Inc. 6.60%,
    12/01/03.......................  A                                        345      342,858
  Unitedhealth Group, Inc. 7.50%,
    11/15/05.......................  A                                        140      144,837
                                                                                   -----------
                                                                                       487,695
                                                                                   -----------
                                                  STANDARD
                                                  & POOR'S                  PAR
                                                   RATING                  VALUE
                                                 (UNAUDITED)               (000)      VALUE
                                     -----------------------------------  -------  -----------
HOUSEHOLD PRODUCTS (NON-DURABLE)--0.6%
  Procter & Gamble Co. 6.875%,
    9/15/09........................  AA                                   $    75  $    78,389
                                                                                   -----------
NATURAL GAS--0.8%
  Enron Corp. 7.875%, 6/15/03......  BBB+                                     100      103,280
                                                                                   -----------
RETAIL (FOOD CHAINS)--7.8%
  Kroger Co. 7.15%, 3/1/03.........  BBB-                                     125      127,160
  Kroger Co. 8.05%, 2/1/10.........  BBB-                                     250      268,859
  Safeway, Inc. 5.875%, 11/15/01...  BBB                                      250      249,061
  Safeway, Inc. 7%, 9/15/02........  BBB                                      250      251,851
  Stater Brothers Holdings, Inc.
    10.75%, 8/15/06................  B+                                        90       74,250
                                                                                   -----------
                                                                                       971,181
                                                                                   -----------
RETAIL (GENERAL MERCHANDISE)--1.3%
  Wal Mart Stores, Inc. 6.875%,
    8/10/09........................  AA                                       150      156,733
                                                                                   -----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--2.2%
  Verizon Wireless, Inc. 5.75%,
    4/1/03.........................  A+                                       281      273,947
                                                                                   -----------
TELECOMMUNICATIONS (LONG DISTANCE)--1.1%
  Global Crossing Holdings Ltd.
    9.625%, 5/15/08................  BB                                       150      141,750
                                                                                   -----------
TELEPHONE--0.8%
  Qwest Capital Funding 144A 7.90%,
    8/15/10 (b)(d).................  BBB+                                     100      102,578
                                                                                   -----------
TOTAL CORPORATE BONDS
  (Identified cost $5,539,042)...................................................    5,617,898
                                                                                   -----------
FOREIGN GOVERNMENT SECURITIES--0.2%
UNITED KINGDOM--0.2%
  Ono Finance PLC 14%,
    7/15/10 (c)....................  CCC+                                      30       21,406
                                                                                   -----------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $28,071)......................................................       21,406
                                                                                   -----------
FOREIGN CORPORATE BONDS--3.2%
LUXEMBOURG--2.0%
  Tyco International Group 6.875%,
    9/5/02.........................  A-                                       250      251,085
                                                                                   -----------
UNITED KINGDOM--1.2%
  British Telephone PLC 8.125%,
    12/15/10.......................  A                                        150      152,028
                                                                                   -----------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $399,014).....................................................      403,113
                                                                                   -----------
CONVERTIBLE BONDS--0.3%
COMPUTERS (NETWORKING)--0.3%
  Candescent Technology Corp. 144A
    8%, 5/01/03 (b)(d).............  NR                                        50       37,500
                                                                                   -----------
TOTAL CONVERTIBLE BONDS
  (Identified cost $41,734)......................................................       37,500
                                                                                   -----------
TOTAL LONG-TERM INVESTMENTS --90.0%
  (Identified cost $11,036,604)..................................................   11,292,839
                                                                                   -----------
SHORT-TERM OBLIGATIONS--7.2%
FEDERAL AGENCY SECURITIES--7.2%
  Freddie Mac 5.70%, 1/2/01........  A-1+                                     900      899,857
                                                                                   -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $899,857).....................................................      899,857
                                                                                   -----------
TOTAL INVESTMENTS --97.2%
  (Identified cost $11,936,461)..................................................   12,192,696(a)
  Other assets and liabilities, net--2.8%........................................      353,848
                                                                                   -----------
NET ASSETS--100.0%...............................................................  $12,546,544
                                                                                   ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $302,499 and gross depreciation of $48,986 for federal income tax purposes. At December 31,2000, the aggregate cost of securities for federal income tax purpose was $11,938,183.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, these securities amounted to a value of $229,578 or 1.8% of net assets.
(c)  Par value represents Euro.
(d)  Private placement.

                       See Notes to Financial Statements

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS
Investment securities at value (Identified cost
  $11,936,461)..............................................  $  12,192,696
Cash........................................................         92,538
Receivables
  Interest and dividends....................................        212,256
  Fund shares sold..........................................        105,814
  Receivable from adviser...................................          1,904
                                                              -------------
    Total assets............................................     12,605,208
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased...........................         17,772
  Fund shares repurchased...................................            236
  Financial agent fee.......................................          7,943
  Trustees' fee.............................................            456
Accrued expenses............................................         32,257
                                                              -------------
    Total liabilities.......................................         58,664
                                                              -------------
NET ASSETS..................................................  $  12,546,544
                                                              =============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $  12,470,822
  Undistributed net investment income.......................          9,338
  Accumulated net realized loss.............................       (190,005)
  Net unrealized appreciation...............................        256,389
                                                              -------------
NET ASSETS..................................................  $  12,546,544
                                                              =============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................      1,243,832
                                                              =============
Net asset value and offering price per share................         $10.09
                                                              =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
  Interest..................................................  $     640,144
                                                              -------------
    Total investment income.................................        640,144
                                                              -------------
EXPENSES
  Investment advisory fee...................................         67,519
  Financial agent fee.......................................         80,298
  Professional..............................................         24,860
  Custodian.................................................         14,395
  Printing..................................................         10,595
  Trustees..................................................          5,773
  Miscellaneous.............................................          9,953
                                                              -------------
    Total expenses..........................................        213,393
    Custodian fees paid indirectly..........................         (4,580)
    Less expenses borne by investment adviser...............       (128,612)
                                                              -------------
    Net expenses............................................         80,201
                                                              -------------
NET INVESTMENT INCOME.......................................        559,943
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................       (202,766)
  Net realized gain on foreign currency.....................            203
  Net change in unrealized appreciation (depreciation) on
    investments.............................................        265,597
  Net change in unrealized appreciation (depreciation) on
    foreign currency and foreign currency transactions......            224
                                                              -------------
NET GAIN ON INVESTMENTS.....................................         63,258
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $     623,201
                                                              =============

                       See Notes to Financial Statements

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                              FROM INCEPTION
                                                                YEAR ENDED     12/15/99 TO
                                                                 12/31/00        12/31/99
                                                              --------------  --------------
FROM OPERATIONS
  Net investment income (loss)..............................  $     559,943     $    10,770
  Net realized gain (loss)..................................       (202,563)             --
  Net change in unrealized appreciation (depreciation)......        265,821          (9,432)
                                                              -------------     -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................        623,201           1,338
                                                              -------------     -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................       (538,047)        (10,770)
  In excess of net investment income........................             --            (214)
                                                              -------------     -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................       (538,047)        (10,984)
                                                              -------------     -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (734,472 and 523,045 shares,
    respectively)...........................................      7,378,359       5,230,359
  Net asset value of shares issued from reinvestment of
    distributions (53,762 and 1,100 shares, respectively)...        538,047          10,984
  Cost of shares repurchased (68,543 and 4 shares,
    respectively)...........................................       (686,671)            (42)
                                                              -------------     -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................      7,229,735       5,241,301
                                                              -------------     -----------
  NET INCREASE (DECREASE) IN NET ASSETS.....................      7,314,889       5,231,655
NET ASSETS
  Beginning of period.......................................      5,231,655              --
                                                              -------------     -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $9,338 AND $0,
    RESPECTIVELY)...........................................  $  12,546,544     $ 5,231,655
                                                              =============     ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                 FROM INCEPTION
                                                                YEAR ENDED        12/15/99 TO
                                                                 12/31/00           12/31/99
                                                              --------------     --------------
Net asset value, beginning of period........................         $ 9.98          $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................           0.53             0.02
  Net realized and unrealized gain (loss)...................           0.10            (0.02)
                                                              -------------          -------
    TOTAL FROM INVESTMENT OPERATIONS........................           0.63               --
                                                              -------------          -------
LESS DISTRIBUTIONS
  Dividends from net investment income......................          (0.52)           (0.02)
                                                              -------------          -------
    TOTAL DISTRIBUTIONS.....................................          (0.52)           (0.02)
                                                              -------------          -------
CHANGE IN NET ASSET VALUE...................................           0.11            (0.02)
                                                              -------------          -------
NET ASSET VALUE, END OF PERIOD..............................         $10.09          $  9.98
                                                              =============          =======
Total return................................................           6.43%            0.02%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................        $12,547           $5,232
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses........................................           1.00%(4)(5)        0.95%(1)(3)
  Net investment income.....................................           6.63%            4.81%(1)
Portfolio turnover rate.....................................            227%               0%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 8.18% for the period ended December 31, 1999.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets (including custody credits) would have been 2.47% for the period ended December 31, 2000.
(5) For the year ended December 31, 2000, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees, if expense offsets were included, the ratio would have been 0.95%.

                       See Notes to Financial Statements

                          PHOENIX-JANUS GROWTH SERIES

    It was an extremely difficult year for stocks as a belief early in the year that the U.S. economy was expanding too rapidly for its own good quickly gave way to fears that the economy was edging toward recession. Stocks finished lower nearly across the board, with the high-growth companies of the Nasdaq Composite Index(1) bearing the brunt of the sell-off.

    This uncertain outlook and the massive market volatility that accompanied it hindered our performance. Although a number of our stable growth franchises were able to overcome the difficulties to trade higher, several key Portfolio holdings declined and we underperformed the S&P 500 Index(2) as a result. We responded by redoubling our efforts to balance the Portfolio's exposure to fast-growing stocks with positions in more traditional growth franchises such as mortgage giant Fannie Mae and brewer Anheuser-Busch, both of which were top performers. Unfortunately, our exposure to high-growth areas such as wireless--which remains a major Portfolio theme--produced mixed results, with service providers such as Nextel falling while handset leader Nokia held its ground in an increasingly volatile environment.

    Looking forward, it is far from clear whether the U.S. economy is on the path to a soft landing. Consumer confidence has waned in the face of corporate layoffs, higher energy prices and the sharp correction in stock prices. For that reason, we are monitoring economic developments closely and have tried to maintain balance in the Portfolio by selectively adding both high-growth companies that are now trading at attractive valuations as well as those more stable growers we feel are capable of performing well in periods of economic turbulence. As always, we remain steadfast in our belief that a thorough understanding of the drivers behind each individual holding remains the best way to navigate even the most uncertain market environment.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          GROWTH SERIES    S&P 500 IN-
                              DEX(2)
12/15/99        $10,000           $10,000
99              $10,600           $10,400
00               $9,416            $9,445

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/00
                                                                           FROM
                                                                         INCEPTION
                                                                        12/15/99 TO
                                                               1 YEAR    12/31/00
-----------------------------------------------------------------------------------
Growth Series                                                 (11.17)%    (5.59)%
-----------------------------------------------------------------------------------
S&P 500 Index(2)                                               (9.19)%    (5.34)%
-----------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/15/99. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

(1) The Nasdaq Composite Index is an unmanaged measure of technology-oriented stock total return performance.

(2) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance.

The indices are not available for direct investment.

                          PHOENIX-JANUS GROWTH SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000


                                                                           SHARES      VALUE
                                                                          --------  -----------
COMMON STOCKS--81.0%
AEROSPACE/DEFENSE--1.5%
  Boeing Co. (The)......................................................    15,430  $ 1,018,380
                                                                                    -----------
BANKS (MAJOR REGIONAL)--2.1%
  Bank of New York Co., Inc. (The)......................................    26,350    1,454,191
                                                                                    -----------
BEVERAGES (ALCOHOLIC)--1.7%
  Anheuser-Busch Cos., Inc..............................................    25,300    1,151,150
                                                                                    -----------
BROADCASTING (TELEVISION, RADIO & CABLE)--10.6%
  AT&T Corp.- Liberty Media Corp. Class A (b)...........................    69,100      937,169
  Cablevision Systems Corp. Class A (b).................................    20,425    1,734,848
  Comcast Corp. Special Class A (b).....................................    72,845    3,041,279
  General Motors Corp. Class H (b)......................................    71,325    1,640,475
                                                                                    -----------
                                                                                      7,353,771
                                                                                    -----------
COMPUTERS (HARDWARE)--1.2%
  Sun Microsystems, Inc. (b)............................................    30,610      853,254
                                                                                    -----------
COMPUTERS (NETWORKING)--3.0%
  Cisco Systems, Inc. (b)...............................................    54,100    2,069,325
                                                                                    -----------
COMPUTERS (PERIPHERALS)--4.7%
  EMC Corp. (b).........................................................    49,700    3,305,050
                                                                                    -----------
COMPUTERS (SOFTWARE & SERVICES)--3.2%
  Inktomi Corp. (b).....................................................    19,785      353,657
  Microsoft Corp. (b)...................................................    30,350    1,316,431
  VeriSign, Inc. (b)....................................................     7,945      589,420
                                                                                    -----------
                                                                                      2,259,508
                                                                                    -----------
ELECTRICAL EQUIPMENT--5.1%
  General Electric Co...................................................    74,225    3,558,161
                                                                                    -----------
ELECTRONICS (SEMICONDUCTORS)--6.6%
  Linear Technology Corp................................................    51,425    2,378,406
  Texas Instruments, Inc................................................    47,150    2,233,731
                                                                                    -----------
                                                                                      4,612,137
                                                                                    -----------
ENTERTAINMENT--7.1%
  Time Warner, Inc......................................................    44,850    2,342,964
  Viacom, Inc. Class B (b)..............................................    56,025    2,619,169
                                                                                    -----------
                                                                                      4,962,133
                                                                                    -----------
EQUIPMENT (SEMICONDUCTORS)--2.7%
  Applied Materials, Inc. (b)...........................................    49,975    1,908,420
                                                                                    -----------
FINANCIAL (DIVERSIFIED)--10.3%
  American Express Co...................................................    25,515    1,401,730
  Citigroup, Inc........................................................    53,050    2,708,866
  Fannie Mae............................................................    20,400    1,769,700
  Morgan Stanley Dean Witter & Co.......................................    16,100    1,275,925
                                                                                    -----------
                                                                                      7,156,221
                                                                                    -----------
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--1.7%
  MGM Mirage, Inc.......................................................    42,410    1,195,432
                                                                                    -----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--4.0%
  Genentech, Inc. (b)...................................................    11,620      947,030
  Lilly (Eli) & Co......................................................     7,745      720,769
  Pfizer, Inc...........................................................    23,693    1,089,878
                                                                                    -----------
                                                                                      2,757,677
                                                                                    -----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.2%
  Applera Corp-Applied Biosystems Group.................................     8,645      813,170
                                                                                    -----------

                                                                           SHARES      VALUE
                                                                          --------  -----------
HOUSEHOLD PRODUCTS (NON-DURABLE)--1.7%
  Colgate-Palmolive Co..................................................    18,605  $ 1,200,953
                                                                                    -----------
INVESTMENT BANKING/BROKERAGE--1.5%
  Schwab (Charles) Corp. (The)..........................................    37,075    1,052,003
                                                                                    -----------
NATURAL GAS--1.9%
  Enron Corp............................................................    16,075    1,336,234
                                                                                    -----------
OIL & GAS (EXPLORATION & PRODUCTION)--3.0%
  Anadarko Petroleum Corp...............................................    29,100    2,068,428
                                                                                    -----------
RETAIL (BUILDING SUPPLIES)--1.3%
  Home Depot, Inc. (The)................................................    19,512      891,454
                                                                                    -----------
RETAIL (GENERAL MERCHANDISE)--1.7%
  Wal-Mart Stores, Inc..................................................    22,445    1,192,391
                                                                                    -----------
RETAIL (SPECIALTY-APPAREL)--1.3%
  Gap, Inc. (The).......................................................    34,300      874,650
                                                                                    -----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--1.9%
  Nextel Communications, Inc. Class A (b)...............................    30,285      749,554
  Sprint Corp. (PCS Group) (b)..........................................    26,825      548,236
                                                                                    -----------
                                                                                      1,297,790
                                                                                    -----------
TOTAL COMMON STOCKS
  (Identified cost $63,782,486)...................................................   56,341,883
                                                                                    -----------
FOREIGN COMMON STOCKS--10.8%
COMMUNICATIONS EQUIPMENT--7.1%
  Nokia Oyj ADR (Finland)...............................................    93,595    4,071,382
  Nortel Networks Corp. (Canada)........................................    27,200      872,100
                                                                                    -----------
                                                                                      4,943,482
                                                                                    -----------
EQUIPMENT (SEMICONDUCTORS)--1.6%
  ASM Lithography Holdings NV (Netherlands) (b).........................    48,000    1,083,000
                                                                                    -----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--1.0%
  Vodafone Group PLC ADR (United Kingdom)...............................    19,325      692,077
                                                                                    -----------
TELECOMMUNICATIONS (LONG DISTANCE)--1.1%
  Telefonica SA Sponsored ADR (Spain) (b)...............................    15,225      761,250
                                                                                    -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $9,562,408)....................................................    7,479,809
                                                                                    -----------
TOTAL LONG-TERM INVESTMENTS --91.8%
  (Identified cost $73,344,894)...................................................   63,821,692
                                                                                    -----------

                                                  STANDARD
                                                  & POOR'S                 PAR
                                                   RATING                 VALUE
                                                 (UNAUDITED)              (000)
                                     -----------------------------------  ------
SHORT-TERM OBLIGATIONS--7.8%
FEDERAL AGENCY SECURITIES--7.8%
  Freddie Mac 5.70%, 1/2/01........  A-1+                                 $5,400    5,399,145
                                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $5,399,145)..................................................    5,399,145
                                                                                  -----------
TOTAL INVESTMENTS--99.6%
  (Identified cost $78,744,039).................................................   69,220,837(a)
  Other assets and liabilities, net--0.4%.......................................      287,142
                                                                                  -----------
NET ASSETS--100.0%..............................................................  $69,507,979
                                                                                  ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $4,845,647 and gross depreciation of $14,549,113 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purpose was $78,924,303.
(b)  Non-income producing.

                       See Notes to Financial Statements

                          PHOENIX-JANUS GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS
Investment securities at value (Identified cost
  $78,744,039)..............................................  $  69,220,837
Cash........................................................         88,172
Receivables
  Fund shares sold..........................................        468,956
  Investment securities sold................................         23,960
  Interest and dividends....................................         15,459
                                                              -------------
    Total assets............................................     69,817,384
                                                              -------------
LIABILITIES
Payables
  Fund shares repurchased...................................        205,014
  Investment advisory fee...................................         41,637
  Financial agent fee.......................................          9,934
  Trustees' fee.............................................            397
Accrued expenses............................................         52,423
                                                              -------------
    Total liabilities.......................................        309,405
                                                              -------------
NET ASSETS..................................................  $  69,507,979
                                                              =============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $  80,947,575
  Undistributed net investment income.......................            767
  Accumulated net realized loss.............................     (1,917,161)
  Net unrealized depreciation...............................     (9,523,202)
                                                              -------------
NET ASSETS..................................................  $  69,507,979
                                                              =============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................      7,390,413
                                                              =============
Net asset value and offering price per share................          $9.41
                                                              =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
  Interest..................................................  $       313,230
  Dividends.................................................          263,240
  Foreign taxes withheld....................................           (2,036)
                                                              ---------------
    Total investment income.................................          574,434
                                                              ---------------
EXPENSES
  Investment advisory fee...................................          423,823
  Financial agent fee.......................................          111,842
  Professional..............................................           27,475
  Printing..................................................           26,789
  Custodian.................................................           14,256
  Trustees..................................................            5,715
  Miscellaneous.............................................           10,512
                                                              ---------------
    Total expenses..........................................          620,412
    Less expenses borne by investment adviser...............         (121,906)
                                                              ---------------
    Net expenses............................................          498,506
                                                              ---------------
NET INVESTMENT INCOME.......................................           75,928
                                                              ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................       (1,917,161)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................       (9,656,464)
                                                              ---------------
NET LOSS ON INVESTMENTS.....................................      (11,573,625)
                                                              ---------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $   (11,497,697)
                                                              ===============

                       See Notes to Financial Statements

                          PHOENIX-JANUS GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                            FROM INCEPTION
                                                               YEAR ENDED    12/15/99 TO
                                                                12/31/00       12/31/99
                                                              ------------  --------------
FROM OPERATIONS
  Net investment income (loss)..............................  $    75,928     $     1,607
  Net realized gain (loss)..................................   (1,917,161)             --
  Net change in unrealized appreciation (depreciation)......   (9,656,464)        133,262
                                                              -----------     -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................  (11,497,697)        134,869
                                                              -----------     -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................      (76,831)             --
  Net realized gains........................................           --              --
                                                              -----------     -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................      (76,831)             --
                                                              -----------     -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (8,295,438 and 308,945
    shares, respectively)...................................   90,957,466       3,139,917
  Net asset value of shares issued from reinvestment of
    distributions (7,930 and 0 shares, respectively)........       76,831              --
  Cost of shares repurchased (1,221,888 and 12 shares,
    respectively)...........................................  (13,226,452)           (124)
                                                              -----------     -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................   77,807,845       3,139,793
                                                              -----------     -----------
  NET INCREASE (DECREASE) IN NET ASSETS.....................   66,233,317       3,274,662
NET ASSETS
  Beginning of period.......................................    3,274,662              --
                                                              -----------     -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $767 AND $1,607, RESPECTIVELY).........  $69,507,979     $ 3,274,662
                                                              ===========     ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                  YEAR      FROM INCEPTION
                                                                 ENDED       12/15/99 TO
                                                                12/31/00       12/31/99
                                                              ------------  --------------
Net asset value, beginning of period........................  $     10.60     $     10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................         0.01            0.01
  Net realized and unrealized gain (loss)...................        (1.19)           0.59
                                                              -----------     -----------
    TOTAL FROM INVESTMENT OPERATIONS........................        (1.18)           0.60
                                                              -----------     -----------
LESS DISTRIBUTIONS
  Dividends from net investment income......................        (0.01)             --
                                                              -----------     -----------
    TOTAL DISTRIBUTIONS.....................................        (0.01)             --
                                                              -----------     -----------
CHANGE IN NET ASSET VALUE...................................        (1.19)           0.60
                                                              -----------     -----------
NET ASSET VALUE, END OF PERIOD..............................  $      9.41     $     10.60
                                                              ===========     ===========
Total return................................................       (11.17)%          6.00%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................      $69,508          $3,275
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3).....................................         1.00%           1.00%(1)
  Net investment income.....................................         0.15%           1.61%(1)
Portfolio turnover rate.....................................           16%              0%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.24% and 17.29% for the periods ended December 31, 2000 and 1999.

                       See Notes to Financial Statements

                   PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES

INVESTOR PROFILE

    The Phoenix-Morgan Stanley Focus Equity Series seeks long term capital appreciation by investing in growth-oriented equity securities of large capitalization, predominantly U.S., corporations. The portfolio has the ability to take concentrated positions up to a maximum of 25%. We employ a bottom-up approach, driven by fundamental equity research. Our investment process is designed to identify high quality large-capitalization companies (generally in excess of $1 billion in marketcap) that we believe are likely to deliver surprisingly strong earnings growth. We tend to focus on three types of stocks: classic, well known growth stocks where the "surprise" is the consistency of earnings, less well known growth stocks that we expect to deliver positive earnings surprises, and growth stocks driven down by unfounded fears (a subset of the previous two).

INVESTMENT ADVISOR REPORT

    Records were set at the dawn of the new millennium (depending on who's counting) although 2000's records were in the opposite direction of 1999's sterling performances. The S&P 500 Index* declined 9.19%, the worst year since 1977, the Dow Jones(1) fell 4.65%, its worst performance since 1981 and NASDAQ 100 Index(2) had its worst year ever, losing 39.29%. In many respects, reviewing the year just completed is a mirror image of the prior year, and the wrong side of the mirror.

    This was a challenging environment for most investors and an especially humbling one for growth managers. Alas, most value managers were able to finally savor the sweet taste of outperformance. The Russell 1000 Growth Index fell 22.43%, while the Russell 1000 Value Index advanced 7.01%(3). The robust first quarter seemed like a continuation of 1999's end of millennium party. However, as the year progressed, a number of economic and market forces picked up steam, with negative implications for earnings and future growth prospects.

    Starting with rising interest rates and followed by rapidly rising oil prices, other alarming macroeconomic events included a sharply declining Euro and heightened tensions in the Middle East. There were early warnings around earnings disappointments from companies such as Lucent and Intel, which continued and picked up momentum in the second half of the year. The fourth quarter was marked by uncertainty surrounding the outcome of the U.S. Presidential election and the increasing evidence of a slowdown in economic growth, combined with the uncertainty about the near-term outlook for many companies. This backdrop was particularly unfavorable for the technology sector and benefited value-oriented sectors such as finance, utilities and energy.

    The Series was impacted by many of the same forces that negatively impacted its growth fund peers and the growth index averages. These forces included the underperformance of technology as well as the outperformance of the financial, utility and energy sectors as investors shifted to a more defensive posture, areas where we are traditionally underweight consistent with our philosophy and charter as a growth manager. In addition, a combination of relative underperformance in consumer staples and cyclicals and an overweight in technology (which by year-end had registered the most severe declines) could not offset relatively strong performance in healthcare and capital goods, both of which the fund was overweight for most of the year.

    Within the consumer staples sector, which represented roughly 14% of the portfolio versus 10% of the Index, exposure to media stocks such as Liberty Media, Time Warner and Clear Channel detracted from performance as concerns heightened about declining advertising revenue in the wake of dot com failures and a slowing economy. Investments in more traditional staples stocks such as Safeway, Quaker, Anheuser Busch and Keebler contributed to performance but did not offset this weakness. Within the consumer cyclicals sector, a slight underweight position at 6% of the portfolio versus 8% for the Index, exposure to retailers such as Home Depot and Costco detracted from performance as these stocks as a group were hurt by a slowdown in consumer spending and higher labor costs.

    We entered 2000 at a slight overweight in technology relative to the S&P 500 Index* and underweight versus our growth peers. We cut our position to about a market weight during the first quarter based on our sensitivity to the group's rich valuations and our belief that the lofty multiples assigned to most of the technology sector could not continue to expand at the pace witnessed in 1999, particularly in the largest cap names. This proved to be a prudent decision, particularly during the March to May sell-off in technology (when the NASDAQ declined 40% from its March high to its May low). We were buyers on weakness throughout the balance of the year, and the portfolio was modestly overweight technology as measured by the S&P 500 Index*, but materially underweight the growth indexes at year-end.

    The technology sector's 42% decline was the biggest detractor to fund performance in 2000. Leading companies such as Microsoft, Nortel, and Lucent, which led the market on the way up in 1999 were among the biggest detractors to relative performance in 2000. We continue to believe that over the long-term the technology sector will generate higher earnings growth rates than most other areas of the economy and that the benefits from productivity enhancements afforded by technology advancements will be positive for the overall economy. Despite the volatility, we want the portfolio to be positioned to participate in that growth.

                   PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES

    We maintained an overweight in capital goods, emphasizing high quality diversified conglomerates such as Tyco and United Technologies. These two stocks were members of the top 10 holdings throughout the year, and each was a strong relative performance contributor. Tyco is especially notable as it was the strongest relative performance contributor after suffering severe declines in the fourth quarter of 1999. These holdings are representative of our willingness to look for growth in less traditional names and their strong performance provided a buffer to weaker areas of the portfolio, particularly in the fourth quarter.

    Tyco continues to be a steady favorite especially in this challenging environment. While the quality of the management and company fundamentals have come through, we still believe the stock is under appreciated. The clean bill of health the SEC gave Tyco gives us further confidence in the quality of this company. The growth of the underlying free cash flow continues to be stellar. Strategic accretive acquisitions continue to add value and prove out management's adept use of capital. With continued fundamental outperformance by the company in 2001, we expect the stock to outperform.

    United Technology remains a top 10 holding. United Technology is a unique diversified quality growth company with global franchises such as OTIS Elevator, Carrier Air Conditioning, and Pratt &Whitney Aircraft Engines. A strong stockholder-oriented management along with secular margin upside and strong cash flows all combine to provide likely continued outperformance in the year ahead. This "old economy" company continues to be innovative in e-commerce initiatives and strategic planning as evidenced by investments in such business opportunities such as their emerging fuel cell/ distributed power business. Prudent capital deployment in stock buybacks and accretive acquisitions enhances the sustainability of this 15% plus annual earnings growth company.

    Healthcare was another bright spot, as we maintained an overweight position (average of 14% of the portfolio) in the sector for most of the year and stock selection was superior to the index sector return. We increased our commitment to the sector early in the year based on the group's increasingly attractive relative earnings growth rates, and our belief that Federal Reserve interest rate increases would slow the economy, forcing investors to turn toward more stable growing companies such as the large pharmaceuticals, including Pfizer, American Home Products, and Pharmacia. This proved to be correct, and effective trading around election-cycle volatility added to performance.

    Pfizer (largely inherited from our Warner Lambert position) remains a core holding of the fund and our favorite large-cap pharmaceutical stock. Expected synergies related to its acquisition of Warner Lambert and continued excellent prescription growth of its major in-line drugs led to 42% appreciation in 2000, better than the average 38% gain of its peers. If not for a dearth of pipeline newsflow and the negative impact of wholesaler inventory destocking on reported top-line growth, relative performance would have been even better, in our view. In 2001, Pfizer's stock price should be a big beneficiary of an accelerating top line growth rate, continued Warner Lambert related cost reductions, the launches of new drugs such as Zeldox (schizophrenia), Relpax (migraine headaches), and VFend (antifungal), and the likely FDA filings of Pregabalin (epilepsy and pain), Valdocoxib (arthritis), and inhaled insulin (diabetes). We also expect the company to announce at least one agreement to co-promote another manufacturer's drug. Finally, unlike many of its peers, none of Pfizer's major drugs are scheduled to go off-patent through 2003.

OUTLOOK

    After failing to lower interest rates at the December 2000 meeting, the Fed did lower interest rates early in January, notable both for doing so on a conference call rather than waiting for a regularly scheduled meeting, and for moving rates down 50 basis points instead of the more typical 25 basis point increment. The move toward lower interest rates should eventually be positive for many of the more economically sensitive groups of stocks. However, with many of those companies just now beginning to adjust business plans and earnings targets to the reality of a slower economy, the challenge facing investors is whether to buy these stocks now, or wait until earnings estimates have bottomed and the impact of recent and likely future interest rate cuts begin to result in a reacceleration of economic activity.

    We continue to take a balanced and incremental approach to managing the portfolio and will take advantage of the opportunities that volatility creates. For example, we have added exposure to a classic financial growth company, Freddie Mac, which is expected to benefit from the likely refinancing boom resulting from the significant decline in mortgage rates. Despite these attractive fundamentals, the stock fell 15% following the Fed announcement as investors fled defensive names to participate in the ensuing rally in technology. To a lesser extent, the GSEs (Government-Sponsored Enterprises) were further impacted by the rebalancing among financials as investors, previously concerned about credit quality at the banks and weakness at the brokerages, suddenly returned to these markets. We view the decline in the price of Freddie Mac as a temporary condition, resulting from the flow of funds led by "hot money" into higher beta assets.

                   PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES

    We believe the economy will be weaker in the early part of 2001, setting the stage for a much stronger climate later in 2001 and into 2002. We see the catalysts of further Fed easing, a weakened dollar due to lower interest rates and lower economic growth in the U.S., lower oil prices and possible global tax cuts due to strong worldwide government surpluses as the backdrop for future growth. These factors create a favorable environment for equities, and large cap growth stocks in particular.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          FOCUS EQUITY SERIES   S&P 500 IN-
                                    DEX*
12/15/99              $10,000         $10,000
99                    $10,631         $10,400
00                     $9,232          $9,445

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/00

                                                                        FROM
                                                                        INCEPTION
                                                                        12/15/99
                                                                         TO
                                                              1 YEAR    12/31/00
--------------------------------------------------------------------------------
Focus Equity Series                                           (13.16)%  (7.35)%
--------------------------------------------------------------------------------
S&P 500 Index*                                                 (9.19)%  (5.34)%
--------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/15/99. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

* The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance.

(1) The Dow Jones Industrial Average measures large-cap stock total performance.

(2) The Nasdaq 100 Index measures technology-oriented stock total-return performance.

(3) The Russell 1000 Value Index measures large-cap value-oriented stock total-return performance, and the Russell 1000 growth Index measures large-cap growth-oriented total-return performance.

The indices are unmanaged and are not available for direct investment.

                   PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000


                                                                           SHARES     VALUE
                                                                          --------  ----------
COMMON STOCKS--98.3%
AEROSPACE/DEFENSE--2.1%
  General Dynamics Corp.................................................     1,900  $  148,200
                                                                                    ----------
BANKS (MAJOR REGIONAL)--3.1%
  Bank of New York Co., Inc. (The)......................................     4,000     220,750
                                                                                    ----------
BEVERAGES (ALCOHOLIC)--1.8%
  Anheuser-Busch Cos., Inc..............................................     2,800     127,400
                                                                                    ----------
BROADCASTING (TELEVISION, RADIO & CABLE)--4.9%
  AT&T Corp.-Liberty Media Corp. Class A (b)............................    17,498     237,317
  General Motors Corp. Class H (b)......................................     4,900     112,700
                                                                                    ----------
                                                                                       350,017
                                                                                    ----------
COMMUNICATIONS EQUIPMENT--4.6%
  American Tower Corp. Class A (b)......................................     5,000     189,375
  Corning, Inc..........................................................     1,300      68,656
  Efficient Networks, Inc. (b)..........................................     1,700      24,225
  JDS Uniphase Corp. (b)................................................     1,100      45,856
                                                                                    ----------
                                                                                       328,112
                                                                                    ----------
COMPUTERS (HARDWARE)--3.4%
  Compaq Computer Corp..................................................     3,700      55,685
  International Business Machines Corp..................................     1,100      93,500
  Sun Microsystems, Inc., (b)...........................................     3,500      97,562
                                                                                    ----------
                                                                                       246,747
                                                                                    ----------
COMPUTERS (NETWORKING)--5.8%
  Cisco Systems, Inc. (b)...............................................    10,900     416,925
                                                                                    ----------
COMPUTERS (PERIPHERALS)--1.6%
  EMC Corp. (b).........................................................     1,700     113,050
                                                                                    ----------
COMPUTERS (SOFTWARE & SERVICES)--5.1%
  Microsoft Corp. (b)...................................................     4,200     182,175
  Oracle Corp. (b)......................................................     4,200     122,062
  VERITAS Software Corp. (b)............................................       700      61,250
                                                                                    ----------
                                                                                       365,487
                                                                                    ----------
ELECTRICAL EQUIPMENT--8.2%
  General Electric Co...................................................    10,400     498,550
  Sanmina Corp. (b).....................................................     1,200      91,950
                                                                                    ----------
                                                                                       590,500
                                                                                    ----------
ELECTRONICS (SEMICONDUCTORS)--6.0%
  Intel Corp............................................................     5,500     165,344
  Maxim Integrated Products, Inc. (b)...................................     2,800     133,875
  Texas Instruments, Inc................................................     2,700     127,912
                                                                                    ----------
                                                                                       427,131
                                                                                    ----------
ENTERTAINMENT--1.2%
  Time Warner, Inc......................................................     1,700      88,808
                                                                                    ----------
FINANCIAL (DIVERSIFIED)--7.0%
  American Express Co...................................................     1,100      60,431
  Citigroup, Inc........................................................     3,933     200,829
  Freddie Mac...........................................................     3,500     241,063
                                                                                    ----------
                                                                                       502,323
                                                                                    ----------
FOODS--1.1%
  Quaker Oats Co. (The).................................................       800      77,900
                                                                                    ----------
HEALTH CARE (DIVERSIFIED)--5.8%
  American Home Products Corp...........................................     4,200     266,910
  Bristol-Myers Squibb Co...............................................     2,000     147,875
                                                                                    ----------
                                                                                       414,785
                                                                                    ----------

                                                                           SHARES     VALUE
                                                                          --------  ----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--11.3%
  Merck & Co., Inc......................................................     1,100  $  102,988
  Pfizer, Inc...........................................................    10,500     483,000
  Pharmacia Corp........................................................     3,600     219,600
                                                                                    ----------
                                                                                       805,588
                                                                                    ----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.9%
  Medtronic, Inc........................................................     1,100      66,413
                                                                                    ----------
MANUFACTURING (DIVERSIFIED)--13.7%
  Tyco International Ltd................................................    11,600     643,800
  United Technologies Corp..............................................     4,300     338,088
                                                                                    ----------
                                                                                       981,888
                                                                                    ----------
RETAIL (BUILDING SUPPLIES)--1.8%
  Home Depot, Inc. (The)................................................     2,850     130,209
                                                                                    ----------
RETAIL (FOOD CHAINS)--1.0%
  Safeway, Inc. (b).....................................................     1,200      75,000
                                                                                    ----------
RETAIL (GENERAL MERCHANDISE)--2.1%
  Wal-Mart Stores, Inc..................................................     2,800     148,750
                                                                                    ----------
RETAIL (SPECIALTY-APPAREL)--1.0%
  Limited, Inc. (The)...................................................     4,100      69,956
                                                                                    ----------
SERVICES (COMMERCIAL & CONSUMER)--1.4%
  Crown Castle International Corp. (b)..................................     3,600      97,425
                                                                                    ----------
TELECOMMUNICATIONS (LONG DISTANCE)--0.7%
  WorldCom, Inc. (b)....................................................     3,350      47,109
                                                                                    ----------
TELEPHONE--2.7%
  Verizon Communications, Inc...........................................     3,860     193,483
                                                                                    ----------
TOTAL COMMON STOCKS
  (Identified cost $7,471,563)....................................................   7,033,956
                                                                                    ----------
FOREIGN COMMON STOCKS--1.0%
COMMUNICATIONS EQUIPMENT--1.0%
  Nortel Networks Corp. (Canada)........................................     2,200      70,537
                                                                                    ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $135,944)......................................................      70,537
                                                                                    ----------
TOTAL LONG-TERM INVESTMENTS--99.3%
  (Identified cost $7,607,507)....................................................   7,104,493
                                                                                    ----------

                                                                            PAR
                                                                           VALUE
                                                                           (000)
                                                                          -------
SHORT-TERM OBLIGATIONS--1.7%
REPURCHASE AGREEMENT--1.7%
  State Street Bank & Trust Co.
    repurchase agreement 2%, dated
    12/29/00 due 1/2/01, repurchase
    price $120,027 collateralized
    by U.S. Treasury Note 6.875%,
    5/15/06, market value
    $125,323.......................                                       $   120     120,000
                                                                                   ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $120,000).....................................................     120,000
                                                                                   ----------
TOTAL INVESTMENTS--101.0%
  (Identified cost $7,727,507)...................................................   7,224,493(a)
  Other assets and liabilities, net--(1.0%)......................................     (69,369)
                                                                                   ----------
NET ASSETS--100.0%...............................................................  $7,155,124
                                                                                   ==========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $830,393 and gross depreciation of $1,401,530 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purpose was $7,795,630.
(b)  Non-income producing.

                       See Notes to Financial Statements

                   PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS
Investment securities at value (Identified cost
  $7,727,507)...............................................  $   7,224,493
Cash........................................................            615
Receivables
  Investment securities sold................................         54,556
  Fund shares sold..........................................          3,371
  Dividends and interest....................................          2,642
  Receivable from adviser...................................            116
                                                              -------------
    Total assets............................................      7,285,793
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased...........................         87,265
  Fund shares repurchased...................................          1,402
  Professional fee..........................................         21,972
  Printing..................................................          8,937
  Financial agent fee.......................................          7,498
  Trustees' fee.............................................            397
Accrued expenses............................................          3,198
                                                              -------------
    Total liabilities.......................................        130,669
                                                              -------------
NET ASSETS..................................................  $   7,155,124
                                                              =============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $   7,985,351
  Accumulated net realized loss.............................       (327,213)
  Net unrealized depreciation...............................       (503,014)
                                                              -------------
NET ASSETS..................................................  $   7,155,124
                                                              =============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................        775,778
                                                              =============
Net asset value and offering price per share................          $9.22
                                                              =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
  Dividends.................................................  $      43,573
  Interest..................................................          4,674
                                                              -------------
    Total investment income.................................         48,247
                                                              -------------
EXPENSES
  Investment advisory fee...................................         61,903
  Financial agent fee.......................................         83,469
  Professional..............................................         24,347
  Custodian.................................................         14,918
  Printing..................................................         10,199
  Trustees..................................................          5,715
  Miscellaneous.............................................         10,543
                                                              -------------
    Total expenses..........................................        211,094
    Less expenses borne by investment adviser...............       (138,266)
                                                              -------------
    Net expenses............................................         72,828
                                                              -------------
NET INVESTMENT LOSS.........................................        (24,581)
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................       (327,213)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................       (812,922)
                                                              -------------
NET LOSS ON INVESTMENTS.....................................     (1,140,135)
                                                              -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  (1,164,716)
                                                              =============

                       See Notes to Financial Statements

                   PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                            FROM INCEPTION
                                                               YEAR ENDED    12/15/99 TO
                                                                12/31/00       12/31/99
                                                              ------------  --------------
FROM OPERATIONS
  Net investment income (loss)..............................  $   (24,581)    $       879
  Net realized gain (loss)..................................     (327,213)          6,146
  Net change in unrealized appreciation (depreciation)......     (812,922)        309,908
                                                              -----------     -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................   (1,164,716)        316,933
                                                              -----------     -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................         (879)             --
  Net realized gains........................................       (6,146)             --
  In excess of net realized gains...........................         (678)             --
                                                              -----------     -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................       (7,703)             --
                                                              -----------     -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (317,692 and 508,166 shares,
    respectively)...........................................    3,465,035       5,085,418
  Net asset value of shares issued from reinvestment of
    distributions (705 and 0 shares, respectively)..........        7,703              --
  Cost of shares repurchased (50,781 and 4 shares,
    respectively)...........................................     (547,499)            (47)
                                                              -----------     -----------
  NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................    2,925,239       5,085,371
                                                              -----------     -----------
  INCREASE (DECREASE) IN NET ASSETS.........................    1,752,820       5,402,304
NET ASSETS
  Beginning of period.......................................    5,402,304              --
                                                              -----------     -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $0 AND $879, RESPECTIVELY).............  $ 7,155,124     $ 5,402,304
                                                              ===========     ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                 FROM INCEPTION
                                     YEAR ENDED   12/15/99 TO
                                      12/31/00      12/31/99
                                     ----------  --------------
Net asset value, beginning of
  period...........................   $10.63         $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).....    (0.04)(5)          --
  Net realized and unrealized gain
    (loss).........................    (1.36)           0.63
                                      ------         -------
    TOTAL FROM INVESTMENT
     OPERATIONS....................    (1.40)           0.63
                                      ------         -------
LESS DISTRIBUTIONS
  Dividends from net investment
    income.........................       --(4)           --
  Dividends from net realized
    gains..........................    (0.01)             --
  In excess of net realized
    gains..........................     --(4)             --
                                      ------         -------
    TOTAL DISTRIBUTIONS............    (0.01)             --
                                      ------         -------
CHANGE IN NET ASSET VALUE..........    (1.41)           0.63
                                      ------         -------
NET ASSET VALUE, END OF PERIOD.....   $ 9.22         $ 10.63
                                      ======         =======
Total return.......................   (13.16)%          6.31%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)......................   $7,155          $5,402
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)............     1.00%           1.00%(1)
  Net investment income (loss).....    (0.34)%          0.39%(1)
Portfolio turnover rate............       86%              2%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.90% and 8.11% for the periods ended December 31, 2000 and 1999, respectively.
(4) Amount is less than $0.01.
(5) Computed using average shares outstanding.

                       See Notes to Financial Statements

                        PHOENIX-OAKHURST BALANCED SERIES

INVESTOR PROFILE

    Phoenix-Oakhurst Balanced Series is appropriate for investors seeking long-term capital appreciation, current income, and conservation of capital from a balanced portfolio of stocks, bonds, and cash equivalents. Investors should note that the Fund may hold foreign bonds, and foreign investments pose additional risk, such as currency fluctuation, less public disclosure, and political and economic uncertainty.

INVESTMENT ADVISER'S REPORT

    The Phoenix-Oakhurst Balanced Series returned a positive 0.51% for the year ended December 31, 2000 compared with a return of negative 0.50% for a benchmark index(1). All performance figures assume reinvestment of distributions.

    The equity portion of the Phoenix-Oakhurst Balanced Series performed quite well during the past 12 months. With good diversification and stock picking, returns were steady relative to the S&P Index(3) all year. During the first period before March, equity performance lagged the S&P slightly as the managers believed technology stocks were overvalued and hence the fund was under-represented in such issues. As technology stocks began to correct post March, our overweighting in health care and energy stocks allowed the fund to outperform the S&P 500 Index(3).

    The fixed-income portion of the portfolio was affected by the strong performance of Treasury issues. As they have over the past 12 months, Treasuries outperformed all other sectors of the market as investors continue to reward the characteristics of liquidity and quality.

    Weakness in the Nasdaq Index(2) during the second part of the reporting period put the domestic high-yield sector under extra pressure. The ongoing need for capital was a concern as access to capital declined with the weaker equity markets. Historically, valuations are very favorable, just waiting for a market catalyst. We believe issue selection remains critical, and our strategy is to continue to overweight higher quality names and remain well diversified by industry.

    For example, our emphasis on "tier-one" high-yield issues contributed positively to the Fund's performance as high quality, high-yield securities performed significantly better than the sector as a whole. Our large weighting in high quality taxable municipals with favorable call characteristics benefited performance as well.

OUTLOOK

    Our outlook for the equity market has become increasingly positive. As the economy slows, corporate profit is inevitably slowing. We are seeing more earnings disappoint today than in the past 12 months. However, stock valuation in selected areas has become attractive which provides a more fertile ground for stock picking. In addition, the Federal Reserve has recognized the potential for economic recession and has begun lowering federal funds rate aggressively. Lower rates tend to support a higher valuation for stocks and provide hope for the market that economic and corporate earnings growth will be stronger in future periods.

    We view the environment as favorable for fixed-income investors with a long-term investment horizon. Our positive outlook for fixed-income as an asset class, particularly in the non-Treasury sectors, is driven by a combination of attractive valuations and improving fundamentals. On the fundamental side, the bond market should continue to benefit from a slowing domestic economy, less restrictive Federal Reserve policy and moderating core inflation. Credit spreads are very wide by historical measures, and non-Treasury sectors offer excellent value relative to long-term averages. We will continue to focus our research efforts on identifying undervalued high quality credits and maintain a well-diversified portfolio.

(1) The Balanced Benchmark is calculated based upon the performance of the followig indices: 55% S&P 500/35% Lehman Brothers Aggregate Bond Index/10% 90-day Treasury Bills and is produced by Frank Russell Company. The index is not available for direct investment.

(2) The Nasdaq Index measures technology-oriented stock market total-return performance.

(3) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance.

The indices are unmanaged and not available for direct investment.

                        PHOENIX-OAKHURST BALANCED SERIES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        BALANCED SERIES  BALANCED BENCHMARK(1)
5/1/92          $10,000                $10,000
92              $10,972                $10,712
93              $11,912                $11,702
94              $11,579                $11,725
95              $14,274                $14,917
96              $15,782                $17,056
97              $18,612                $20,800
98              $22,151                $24,891
99              $24,714                $27,766
00              $24,840                $27,627

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/00

                                                                       FROM
                                                                      INCEPTION
                                                                      5/1/92
                                                                        TO
                                                    1 YEAR   5 YEARS  12/31/00
------------------------------------------------------------------------------
Balanced Series                                      0.51%    11.72%    11.06%
------------------------------------------------------------------------------
Balanced Benchmark(1)                               (0.50)%   13.12%    12.43%
------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 5/1/92 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

(1) The Balanced Benchmark is calculated based upon the performance of the followig indices: 55% S&P 500/35% Lehman Brothers Aggregate Bond Index/10% 90-day Treasury Bills and is produced by Frank Russell Company. The index is not available for direct investment.

                        PHOENIX-OAKHURST BALANCED SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000

                                                  STANDARD
                                                  & POOR'S                  PAR
                                                   RATING                  VALUE
                                                 (UNAUDITED)               (000)       VALUE
                                     -----------------------------------  --------  ------------
U.S. GOVERNMENT SECURITIES--0.9%
U.S. TREASURY NOTES--0.9%
  U.S. Treasury Notes 5.625%,
    5/15/08........................  AAA                                  $    234  $    240,358
  U.S. Treasury Notes 5.75%,
    8/15/10........................  AAA                                     2,000     2,096,092
                                                                                    ------------
                                                                                       2,336,450
                                                                                    ------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $2,237,328)....................................................     2,336,450
                                                                                    ------------
AGENCY MORTGAGE-BACKED SECURITIES--2.7%
  GNMA 6.50%, 11/15/23.............  AAA                                     1,297     1,297,760
  GNMA 6.50%, 12/15/23.............  AAA                                       403       403,396
  GNMA 6.50%, 2/15/24..............  AAA                                     1,711     1,711,898
  GNMA 6.50%, 6/15/28..............  AAA                                     3,382     3,346,066
                                                                                    ------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $6,718,364)....................................................     6,759,120
                                                                                    ------------
AGENCY NON MORTGAGE-BACKED SECURITIES--6.7%
  Fannie Mae 6.50%, 8/15/04........  Aaa(d)                                    449       460,636
  Fannie Mae 6.625%, 9/15/09.......  Aaa(d)                                  9,355     9,724,756
  Fannie Mae 7%, 7/15/05...........  AAA                                     2,500     2,623,693
  Freddie Mac 6.625%, 9/15/09......  AAA                                     4,000     4,158,100
                                                                                    ------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
  (Identified cost $16,329,379)...................................................    16,967,185
                                                                                    ------------
MUNICIPAL BONDS--6.2%
CALIFORNIA--1.8%
  Alameda Corridor Transportation
    Authority Revenue Taxable
    Series C 6.60%, 10/1/29........  AAA                                     1,000       936,410
  Fresno County Pension Obligation
    Revenue Taxable 6.21%,
    8/15/06........................  AAA                                     1,000       998,820
  Fresno Pension Obligation Taxable
    7.80%, 6/1/14..................  AAA                                     1,000     1,088,160
  Kern County Pension Obligation
    Revenue Taxable 7.26%,
    8/15/14........................  AAA                                       420       437,405
  Long Beach Pension Obligation
    Taxable 6.87%, 9/1/06..........  AAA                                       230       236,882
  San Bernardino County Pension
    Obligation Revenue Taxable
    6.87%, 8/1/08..................  AAA                                       110       113,182
  Sonoma County Pension Obligation
    Revenue Taxable 6.625%,
    6/1/13.........................  AAA                                       495       490,218
  Ventura County Pension Obligation
    Taxable 6.54%, 11/1/05.........  AAA                                       260       263,934
                                                                                    ------------
                                                                                       4,565,011
                                                                                    ------------
FLORIDA--0.8%
  Miami Beach Special Obligation
    Revenue Taxable 8.60%,
    9/1/21.........................  AAA                                       875       938,770
  Tampa Solid Waste System Revenue
    Taxable Series A 6.33%,
    10/1/06........................  AAA                                       700       701,498
  University of Miami Exchangeable
    Revenue Taxable Series A 7.65%,
    4/1/20 (e).....................  AAA                                       270       273,915
                                                                                    ------------
                                                                                       1,914,183
                                                                                    ------------
ILLINOIS--0.6%
  Illinois Educational Facilities
    Authority-Loyola University
    Revenue Taxable Series A 7.84%,
    7/1/24.........................  AAA                                     1,500     1,537,305
                                                                                    ------------
MASSACHUSETTS--0.2%
  Massachusetts Port Authority
    Revenue Taxable Series C 6.05%,
    7/1/02.........................  AA-                                       450       450,432
                                                                                    ------------
                                                  STANDARD
                                                  & POOR'S                  PAR
                                                   RATING                  VALUE
                                                 (UNAUDITED)               (000)       VALUE
                                     -----------------------------------  --------  ------------
NEW JERSEY--0.4%
  New Jersey Sports & Exposition
    Authority Revenue Taxable
    Series A 6.75%, 3/1/10.........  AAA                                  $  1,000  $  1,015,120
                                                                                    ------------
NEW YORK--0.8%
  New York State Dormitory
    Authority Revenue Taxable
    6.90%, 4/1/03..................  AA-                                       650       657,813
  New York State Taxable Series C
    6.35%, 3/1/07..................  AAA                                     1,500     1,502,910
                                                                                    ------------
                                                                                       2,160,723
                                                                                    ------------
OREGON--0.3%
  Multnomah County Pension
    Obligation Revenue Taxable
    7.20%, 6/1/10..................  Aaa(d)                                    100       104,611
  Portland Pension Revenue Taxable
    Series C 7.32%, 6/1/08.........  Aaa(d)                                    555       585,325
                                                                                    ------------
                                                                                         689,936
                                                                                    ------------
PENNSYLVANIA--0.9%
  Philadelphia Authority For
    Industrial Development Pension
    Funding Retirement Systems
    Revenue Taxable Series A 5.79%,
    4/15/09........................  AAA                                     1,100     1,053,151
  Pittsburgh Pension Obligation
    Taxable Series C
    6.50%, 3/1/17..................  AAA                                     1,250     1,197,300
                                                                                    ------------
                                                                                       2,250,451
                                                                                    ------------
TEXAS--0.4%
  Dallas-Fort Worth International
    Airport Revenue Taxable 6.40%,
    11/1/07........................  AAA                                     1,000     1,005,070
                                                                                    ------------
TOTAL MUNICIPAL BONDS
  (Identified cost $15,579,445)...................................................    15,588,231
                                                                                    ------------
ASSET-BACKED SECURITIES--2.4%
  AESOP Funding II LLC 97-1A, A2
    6.40%, 10/20/03................  AAA                                     1,200     1,208,413
  Capita Equipment Receivables
    Trust 97-1, B 6.45%, 8/15/02...  A+                                        770       770,000
  Case Equipment Loan Trust 98-A,
    A4 5.83%, 2/15/05..............  AAA                                     1,102     1,100,688
  Ford Credit Auto Owner
    Trust 99-B, A4 5.80%,
    6/15/02........................  AAA                                       500       499,258
  Green Tree Financial Corp. 96-2,
    M1 7.60%, 4/15/27..............  AA-                                       675       678,216
  Honda Auto Lease Trust 99-A, A5
    6.65%, 7/15/05.................  AAA                                     1,330     1,338,740
  Premier Auto Trust 98-3, B 6.14%,
    9/8/04.........................  A+                                        500       500,429
                                                                                    ------------
                                                                                       6,095,744
                                                                                    ------------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $6,087,618)....................................................     6,095,744
                                                                                    ------------
CORPORATE BONDS--5.0%
AIRLINES--0.3%
  Northwest Airlines Corp.
    Series 2000-1 Class G 8.072%,
    4/1/21.........................  AAA                                       650       707,200
                                                                                    ------------
BANKS (MAJOR REGIONAL)--0.4%
  U.S. Bank of Minnesota N.A.
    6.30%, 7/15/08.................  A                                         500       479,669
  Wachovia Corp.
    5.625%, 12/15/08...............  A+                                        500       454,777
                                                                                    ------------
                                                                                         934,446
                                                                                    ------------

                       See Notes to Financial Statements

                        PHOENIX-OAKHURST BALANCED SERIES

                                                  STANDARD
                                                  & POOR'S                  PAR
                                                   RATING                  VALUE
                                                 (UNAUDITED)               (000)       VALUE
                                     -----------------------------------  --------  ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--0.4%
  CSC Holdings, Inc. 7.625%,
    7/15/18........................  BB+                                  $    500  $    456,776
  Charter Communications Holdings
    LLC 8.625%, 4/1/09.............  B+                                        700       638,750
                                                                                    ------------
                                                                                       1,095,526
                                                                                    ------------
COMPUTERS (SOFTWARE & SERVICES)--0.2%
  Computer Associates
    International, Inc. Series B
    6.375%, 4/15/05................  BBB+                                      535       494,603
                                                                                    ------------
ENTERTAINMENT--0.2%
  Capitol Records, Inc. 144A
    8.375%, 8/15/09 (c)............  BBB+                                      500       535,318
                                                                                    ------------
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.6%
  Isle of Capri Casinos, Inc.
    8.75%, 4/15/09.................  B                                         500       445,000
  MGM Mirage, Inc. 9.75%, 6/1/07...  BB+                                       100       104,875
  Park Place Entertainment Corp.
    9.375%, 2/15/07................  BB+                                       500       515,000
  Station Casinos, Inc. 9.875%,
    7/1/10.........................  B+                                        500       513,750
                                                                                    ------------
                                                                                       1,578,625
                                                                                    ------------
HEALTH CARE (HOSPITAL MANAGEMENT)--0.2%
  Tenet Healthcare Corp. 8%,
    1/15/05........................  Ba(d)                                     500       508,750
                                                                                    ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.2%
  Boston Scientific Corp. 6.625%,
    3/15/05........................  BBB                                       550       500,680
                                                                                    ------------
HEALTH CARE (SPECIALIZED SERVICES)--0.2%
  HEALTHSOUTH Corp. 144A 10.75%,
    10/1/08 (c)....................  BB+                                       500       521,250
                                                                                    ------------
INSURANCE (MULTI-LINE)--0.1%
  Willis Corroon Corp. 9%,
    2/1/09.........................  B+                                        410       366,950
                                                                                    ------------
PAPER & FOREST PRODUCTS--0.3%
  Buckeye Technologies, Inc. 8.50%,
    12/15/05.......................  BB-                                       700       665,875
                                                                                    ------------
PUBLISHING (NEWSPAPERS)--0.3%
  Hollinger International
    Publishing, Inc. 9.25%,
    3/15/07........................  BB-                                       625       628,125
                                                                                    ------------
RETAIL (FOOD CHAINS)--0.4%
  Kroger Co. 7.45%, 3/1/08.........  BBB-                                    1,000     1,026,708
                                                                                    ------------
SERVICES (COMMERCIAL & CONSUMER)--0.2%
  United Rentals, Inc. Series B
    8.80%, 8/15/08.................  BB-                                       250       188,750
  United Rentals, Inc. Series B
    9.50%, 6/1/08..................  BB-                                       250       196,250
                                                                                    ------------
                                                                                         385,000
                                                                                    ------------
SHIPPING--0.1%
  Teekay Shipping Corp. 8.32%,
    2/1/08.........................  BB+                                       230       221,950
                                                                                    ------------
TELECOMMUNICATIONS (LONG DISTANCE)--0.1%
  Nextlink Communications, Inc.
    10.75%, 11/15/08...............  B                                         370       307,100
                                                                                    ------------
TELEPHONE--0.6%
  Century Telephone Enterprises,
    Inc. Series F 6.30%, 1/15/08...  BBB+                                      500       458,771
  Qwest Communications
    International, Inc. Series B
    7.50%, 11/1/08.................  BBB+                                    1,100     1,109,406
                                                                                    ------------
                                                                                       1,568,177
                                                                                    ------------
TEXTILES (HOME FURNISHINGS)--0.1%
  Westpoint Stevens, Inc. 7.875%,
    6/15/05........................  BB-                                       500       375,000
                                                                                    ------------
                                                  STANDARD
                                                  & POOR'S                  PAR
                                                   RATING                  VALUE
                                                 (UNAUDITED)               (000)       VALUE
                                     -----------------------------------  --------  ------------
TRUCKS & PARTS--0.1%
  Cummins Engine, Inc. 6.45%,
    3/1/05.........................  BBB+                                 $    200  $    177,756
                                                                                    ------------
TOTAL CORPORATE BONDS
  (Identified cost $13,111,709)...................................................    12,599,039
                                                                                    ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--8.3%
  CS First Boston Mortgage
    Securities Corp. 97-C2, B
    6.72%, 11/17/07................  Aa(d)                                   2,000     2,017,658
  CS First Boston Mortgage
    Securities Corp. 98-C1, A1B
    6.48%, 5/17/08.................  AAA                                       500       500,995
  DLJ Mortgage Acceptance Corp.
    96-CF1, A1B 7.58%, 2/12/06.....  AAA                                     1,400     1,437,625
  DLJ Commercial Mortgage Corp.
    99-CG1, A1B 6.46%, 1/10/09.....  Aaa(d)                                  2,000     2,000,000
  DLJ Commercial Mortgage Corp.
    98-CF2, A1B 6.24%, 11/12/31....  Aaa(d)                                  2,500     2,468,750
  First Union - Lehman Brothers
    Commercial Mortgage 97-C1, B
    7.43%, 4/18/07.................  Aa(d)                                     930       967,001
  First Union Commercial Mortgage
    Trust 99-C1, A2 6.07%,
    10/15/08.......................  AAA                                     2,000     1,962,969
  Fleet Credit Card Master Trust
    II, 2000-C, A 7.02%, 2/15/08...  AAA                                     1,200     1,247,800
  G.E. Capital Mortgage Services,
    Inc. 96-8, 1M 7.25%, 5/25/26...  AA                                        236       233,676
  LB Commercial Conduit Mortgage
    Trust 98-C4, A1B 6.21%,
    10/15/08.......................  AAA                                     2,500     2,473,683
  Lehman Large Loan 97-LLI, B
    6.95%, 3/12/07.................  AA+                                       825       841,602
  Nationslink Funding Corp. 96-1, B
    7.69%, 12/20/05................  AA                                        450       468,791
  Residential Funding Mortgage
    Securities I 96-S8, A4 6.75%,
    3/25/11........................  AAA                                       538       536,138
  Residential Funding Mortgage
    Securities I 96-S1, A11 7.10%,
    1/25/26........................  AAA                                     1,000       997,031
  Residential Funding Mortgage
    Securities I 96-S4, M1 7.25%,
    2/25/26........................  AA+                                       940       934,895
  Washington Mutual Bank 99-WM3 2A5
    7.5%, 11/19/29.................  Aaa(d)                                  2,000     2,040,223
                                                                                    ------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $20,899,183)...................................................    21,128,837
                                                                                    ------------
FOREIGN GOVERNMENT SECURITIES--5.2%
CHILE--0.9%
  Republic of Chile 6.875%,
    4/28/09........................  A-                                      2,250     2,189,479
                                                                                    ------------
CROATIA--0.6%
  Croatia Series B 7.75%,
    7/31/06 (e)....................  BBB-                                      590       566,467
  Croatia Series A 7.75%,
    7/31/10 (e)....................  BBB-                                    1,045       982,726
                                                                                    ------------
                                                                                       1,549,193
                                                                                    ------------
EL SALVADOR--0.5%
  Republic of El Salvador 144A
    9.50%, 8/15/06 (c).............  BB+                                     1,200     1,266,000
                                                                                    ------------
MEXICO--1.4%
  United Mexican States Global Bond
    10.375%, 2/17/09...............  BB+                                       500       548,000
  United Mexican States Global Bond
    11.375%, 9/15/16...............  BB+                                       500       583,625
  United Mexican States Global Bond
    11.50%, 5/15/26................  BB+                                     2,000     2,435,000
                                                                                    ------------
                                                                                       3,566,625
                                                                                    ------------
POLAND--1.1%
  Poland Bearer PDI 6%,
    10/27/14 (e)...................  BBB+                                    2,980     2,868,250
                                                                                    ------------
SOUTH KOREA--0.3%
  Republic of Korea 8.875%,
    4/15/08........................  BBB                                       660       714,863
                                                                                    ------------

                       See Notes to Financial Statements

                        PHOENIX-OAKHURST BALANCED SERIES

                                                  STANDARD
                                                  & POOR'S                  PAR
                                                   RATING                  VALUE
                                                 (UNAUDITED)               (000)       VALUE
                                     -----------------------------------  --------  ------------
URUGUAY--0.4%
  Republic of Uruguay 7.25%,
    5/4/09.........................  BBB-                                 $  1,100  $  1,001,000
                                                                                    ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $12,642,941)...................................................    13,155,410
                                                                                    ------------
FOREIGN CORPORATE BONDS--2.2%
BERMUDA--0.4%
  Global Crossing Holdings Ltd.
    9.125%, 11/15/06...............  BB                                      1,000       962,500
                                                                                    ------------
CAYMAN ISLANDS--0.4%
  Pemex Finance Ltd. 7.33%,
    5/15/12........................  AAA                                     1,000     1,035,980
                                                                                    ------------
CHILE--0.1%
  Compania Sud Americana de Vapores
    SA RegS 7.375%, 12/8/03........  BBB                                       120       119,508
  Petropower I Funding Trust 144A
    7.36%, 2/15/14 (c).............  BBB                                       319       286,070
                                                                                    ------------
                                                                                         405,578
                                                                                    ------------
LUXEMBOURG--0.2%
  Tyco International Group SA
    6.375%, 6/15/05................  A-                                        600       596,443
                                                                                    ------------
MEXICO--0.5%
  Grupo Iusacell SA de CV 14.25%,
    12/1/06........................  B+                                      1,250     1,237,500
                                                                                    ------------
NETHERLANDS--0.6%
  Deutsche Telekom International
    Finance BV 8%, 6/15/10.........  A-                                        605       616,677
  HSBC Capital Funding LP 144A
    9.547%, 12/29/49 (c)...........  A-                                        750       824,494
                                                                                    ------------
                                                                                       1,441,171
                                                                                    ------------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $5,664,987)....................................................     5,679,172
                                                                                    ------------

                                                                           SHARES
                                                                          --------
COMMON STOCKS--53.9%
AEROSPACE/DEFENSE--1.0%
  General Dynamics Corp.................................................    24,400     1,903,200
  Northrop Grumman Corp.................................................     8,900       738,700
                                                                                    ------------
                                                                                       2,641,900
                                                                                    ------------
BANKS (MAJOR REGIONAL)--2.4%
  FleetBoston Financial Corp............................................    79,000     2,967,437
  Wells Fargo & Co......................................................    55,000     3,062,812
                                                                                    ------------
                                                                                       6,030,249
                                                                                    ------------
BANKS (MONEY CENTER)--1.1%
  Bank of America Corp. ................................................    62,000     2,844,250
                                                                                    ------------
BEVERAGES (NON-ALCOHOLIC)--2.0%
  PepsiCo., Inc. .......................................................   101,300     5,020,681
                                                                                    ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--1.2%
  AT&T Corp.- Liberty Media Corp. Class A (b)...........................    61,000       827,312
  Clear Channel Communications, Inc. (b)................................    44,952     2,177,362
                                                                                    ------------
                                                                                       3,004,674
                                                                                    ------------
CHEMICALS--0.5%
  Du Pont (E.I.) de Nemours & Co........................................    25,300     1,222,306
                                                                                    ------------
CHEMICALS (SPECIALTY)--0.2%
  Ecolab, Inc...........................................................    11,800       509,612
                                                                                    ------------
COMMUNICATIONS EQUIPMENT--0.6%
  ADTRAN, Inc. (b)......................................................    26,900       571,625
  Harris Corp...........................................................    27,700       848,312
                                                                                    ------------
                                                                                       1,419,937
                                                                                    ------------

                                                                           SHARES      VALUE
                                                                          --------  ------------
COMPUTERS (HARDWARE)--1.4%
  Compaq Computer Corp. ................................................    79,500  $  1,196,475
  International Business Machines Corp..................................    27,500     2,337,500
                                                                                    ------------
                                                                                       3,533,975
                                                                                    ------------
COMPUTERS (NETWORKING)--1.3%
  Cisco Systems, Inc. (b)...............................................    84,000     3,213,000
                                                                                    ------------
COMPUTERS (SOFTWARE & SERVICES)--2.6%
  Affiliated Computer Services, Inc. (b)................................    14,600       886,037
  America Online, Inc. (b)..............................................    37,900     1,318,920
  American Management Systems, Inc. (b).................................    31,100       616,169
  Microsoft Corp. (b)...................................................    89,600     3,886,400
                                                                                    ------------
                                                                                       6,707,526
                                                                                    ------------
DISTRIBUTORS (FOOD & HEALTH)--1.4%
  Cardinal Health, Inc. ................................................    36,850     3,671,181
                                                                                    ------------
ELECTRIC COMPANIES--0.6%
  Duke Energy Corp. ....................................................    17,200     1,466,300
                                                                                    ------------
ELECTRICAL EQUIPMENT--2.6%
  General Electric Co...................................................   135,100     6,476,356
  Vishay Intertechnology, Inc. (b)......................................     8,700       131,587
                                                                                    ------------
                                                                                       6,607,943
                                                                                    ------------
ELECTRONICS (INSTRUMENTATION)--0.6%
  Waters Corp. (b)......................................................    18,800     1,569,800
                                                                                    ------------
ELECTRONICS (SEMICONDUCTORS)--0.5%
  Intel Corp............................................................    26,100       784,631
  Micron Technology, Inc. (b)...........................................    16,600       589,300
                                                                                    ------------
                                                                                       1,373,931
                                                                                    ------------
ENTERTAINMENT--0.8%
  Viacom, Inc. Class B (b)..............................................    42,800     2,000,900
                                                                                    ------------
FINANCIAL (DIVERSIFIED)--5.4%
  American Express Co...................................................    15,600       857,025
  CIT Group, Inc. (The) Class A.........................................    41,100       827,137
  Citigroup, Inc........................................................   108,600     5,545,388
  Freddie Mac...........................................................    34,100     2,348,638
  Morgan Stanley Dean Witter & Co.......................................    52,000     4,121,000
                                                                                    ------------
                                                                                      13,699,188
                                                                                    ------------
FOODS--0.7%
  Dean Foods Co. .......................................................    15,200       466,450
  Ralston Purina Group..................................................    28,000       731,500
  Suiza Foods Corp. (b).................................................     9,800       470,400
                                                                                    ------------
                                                                                       1,668,350
                                                                                    ------------
HEALTH CARE (DIVERSIFIED)--1.8%
  Abbott Laboratories...................................................    44,500     2,155,469
  Bristol-Myers Squibb Co. .............................................    34,200     2,528,663
                                                                                    ------------
                                                                                       4,684,132
                                                                                    ------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--2.7%
  Pfizer, Inc...........................................................    97,900     4,503,400
  QLT, Inc. (b).........................................................     7,400       207,200
  Schering-Plough Corp. ................................................    35,400     2,008,950
                                                                                    ------------
                                                                                       6,719,550
                                                                                    ------------
HEALTH CARE (GENERIC AND OTHER)--1.1%
  Alpharma, Inc. Class A................................................    17,600       772,200
  King Pharmaceuticals, Inc. (b)........................................    36,800     1,902,100
                                                                                    ------------
                                                                                       2,674,300
                                                                                    ------------
HEALTH CARE (HOSPITAL MANAGEMENT)--0.8%
  HCA-The Healthcare Co. ...............................................    28,100     1,236,681
  Health Management Associates, Inc. Class A (b)........................    39,600       821,700
                                                                                    ------------
                                                                                       2,058,381
                                                                                    ------------

                       See Notes to Financial Statements

                        PHOENIX-OAKHURST BALANCED SERIES

                                                                           SHARES      VALUE
                                                                          --------  ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.9%
  Bard (C.R.), Inc. ....................................................    34,200  $  1,592,438
  Beckman Coulter, Inc..................................................    14,300       599,706
                                                                                    ------------
                                                                                       2,192,144
                                                                                    ------------
HOUSEHOLD PRODUCTS (NON-DURABLE)--0.7%
  Clorox Co. (The)......................................................    18,900       670,950
  Kimberly-Clark Corp...................................................    16,100     1,138,109
                                                                                    ------------
                                                                                       1,809,059
                                                                                    ------------
INSURANCE (MULTI-LINE)--1.6%
  American International Group, Inc. ...................................    41,600     4,100,200
                                                                                    ------------
MANUFACTURING (DIVERSIFIED)--2.2%
  Tyco International Ltd................................................   101,200     5,616,600
                                                                                    ------------
OFFICE EQUIPMENT & SUPPLIES--0.3%
  Miller (Herman), Inc..................................................    24,900       715,875
                                                                                    ------------
OIL & GAS (DRILLING & EQUIPMENT)--1.9%
  Baker Hughes, Inc. ...................................................    22,500       935,156
  Diamond Offshore Drilling, Inc........................................    15,900       636,000
  Halliburton Co. ......................................................    14,600       529,250
  Schlumberger Ltd......................................................    10,500       839,344
  Tidewater, Inc........................................................    25,600     1,136,000
  Transocean Sedco Forex, Inc...........................................    17,000       782,000
                                                                                    ------------
                                                                                       4,857,750
                                                                                    ------------
OIL & GAS (EXPLORATION & PRODUCTION)--0.8%
  Anadarko Petroleum Corp...............................................    15,800     1,123,064
  Unocal Corp...........................................................    25,800       998,138
                                                                                    ------------
                                                                                       2,121,202
                                                                                    ------------
OIL (DOMESTIC INTEGRATED)--0.6%
  Conoco, Inc. Class A..................................................    49,400     1,414,075
                                                                                    ------------
OIL (INTERNATIONAL INTEGRATED)--1.6%
  Chevron Corp..........................................................    27,100     2,288,256
  Exxon Mobil Corp......................................................    19,800     1,721,363
                                                                                    ------------
                                                                                       4,009,619
                                                                                    ------------
PAPER & FOREST PRODUCTS--0.3%
  International Paper Co. ..............................................    18,800       767,275
                                                                                    ------------
RETAIL (COMPUTERS & ELECTRONICS)--0.8%
  Tech Data Corp. (b)...................................................    75,900     2,052,858
                                                                                    ------------
RETAIL (FOOD CHAINS)--0.6%
  Safeway, Inc. (b).....................................................    23,600     1,475,000
                                                                                    ------------
RETAIL (GENERAL MERCHANDISE)--1.2%
  Wal-Mart Stores, Inc. ................................................    56,600     3,006,875
                                                                                    ------------
SAVINGS & LOAN COMPANIES--1.1%
  Golden State Bancorp, Inc.............................................    11,300       355,244
  Washington Mutual, Inc................................................    45,000     2,387,813
                                                                                    ------------
                                                                                       2,743,057
                                                                                    ------------
SERVICES (COMMERCIAL & CONSUMER)--1.1%
  Cendant Corp. (b).....................................................   197,000     1,896,125
  Viad Corp.............................................................    43,700     1,005,100
                                                                                    ------------
                                                                                       2,901,225
                                                                                    ------------
SERVICES (COMPUTER SYSTEMS)--1.8%
  Computer Sciences Corp. (b)...........................................    30,700     1,845,838

                                                                           SHARES      VALUE
                                                                          --------  ------------
SERVICES (COMPUTER SYSTEMS)--CONTINUED
  Electronic Data Systems Corp. ........................................    46,400  $  2,679,600
                                                                                    ------------
                                                                                       4,525,438
                                                                                    ------------
SERVICES (DATA PROCESSING)--1.5%
  Ceridian Corp. (b)....................................................    37,800       753,638
  CheckFree Corp. (b)...................................................    22,500       956,250
  Fiserv, Inc. (b)......................................................    42,100     1,997,119
                                                                                    ------------
                                                                                       3,707,007
                                                                                    ------------
TELECOMMUNICATIONS (LONG DISTANCE)--0.3%
  WorldCom, Inc. (b)....................................................    45,899       645,455
                                                                                    ------------
TELEPHONE--1.3%
  SBC Communications, Inc...............................................    47,200     2,253,800
  Verizon Communications, Inc...........................................    22,000     1,102,750
                                                                                    ------------
                                                                                       3,356,550
                                                                                    ------------
TOTAL COMMON STOCKS
  (Identified cost $109,201,274)..................................................   136,359,330
                                                                                    ------------

FOREIGN COMMON STOCKS--1.0%
ELECTRICAL EQUIPMENT--0.3%
  SONY Corp. ADR (Japan)................................................    11,500       802,125
                                                                                    ------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.4%
  Elan Corp. PLC ADR (Ireland) (b)......................................    22,000     1,029,875
                                                                                    ------------
OIL & GAS (DRILLING & EQUIPMENT)--0.3%
  Petroleum Geo-Services ASA ADR (Norway) (b)...........................    50,300       669,619
                                                                                    ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $2,614,919)....................................................     2,501,619
                                                                                    ------------
UNIT INVESTMENT TRUSTS--1.3%
  S&P 500 Depository Receipts...........................................    25,200  $  3,305,925
                                                                                    ------------
TOTAL UNIT INVESTMENT TRUSTS
  (Identified cost $3,311,113)....................................................     3,305,925
                                                                                    ------------
TOTAL LONG-TERM INVESTMENTS --95.8%
  (Identified cost $214,398,260)..................................................   242,476,062
                                                                                    ------------

                                                  STANDARD
                                                  & POOR'S                  PAR
                                                   RATING                  VALUE
                                                 (UNAUDITED)               (000)
                                     -----------------------------------  --------
SHORT-TERM OBLIGATIONS--3.5%
COMMERCIAL PAPER--3.5%
  American Home Products Corp.
    6.50%, 1/2/01..................  A-1                                  $  2,970     2,969,464
  Pitney Bowes Credit Corp. 6.53%,
    1/3/01.........................  A-1+                                    3,795     3,793,623
  Donnelley (R.R.) & Sons Co.
    6.52%, 1/8/01..................  A-1                                     2,020     2,017,439
                                                                                    ------------
                                                                                       8,780,526
                                                                                    ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $8,780,526)....................................................     8,780,526
                                                                                    ------------
TOTAL INVESTMENTS--99.3%
  (Identified cost $223,178,786)..................................................   251,256,588(a)
  Other assets and liabilities, net--0.7%.........................................     1,648,324
                                                                                    ------------
NET ASSETS--100.0%................................................................  $252,904,912
                                                                                    ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $39,819,040 and gross depreciation of $11,824,424 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $223,261,972.
(b)  Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, these securities amounted to a value of $3,433,132 or 1.36% of net assets.
(d)  As rated by Moody's, Fitch or Duff & Phelps.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

                       See Notes to Financial Statements

                        PHOENIX-OAKHURST BALANCED SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS
Investment securities at value (Identified cost
  $223,178,786).............................................  $ 251,256,588
Cash........................................................         14,830
Receivables
  Interest and dividends....................................      1,607,803
  Fund shares sold..........................................        377,501
Prepaid expenses............................................          1,404
                                                              -------------
    Total assets............................................    253,258,126
                                                              -------------
LIABILITIES
Payables
  Fund shares repurchased...................................        112,662
  Investment advisory fee...................................        116,902
  Financial agent fee.......................................         22,120
  Trustees' fee.............................................            397
Accrued expenses............................................        101,133
                                                              -------------
    Total liabilities.......................................        353,214
                                                              -------------
NET ASSETS..................................................  $ 252,904,912
                                                              =============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $ 221,852,026
  Undistributed net investment income.......................        546,879
  Accumulated net realized gain.............................      2,428,205
  Net unrealized appreciation...............................     28,077,802
                                                              -------------
NET ASSETS..................................................  $ 252,904,912
                                                              =============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................     20,069,840
                                                              =============
Net asset value and offering price per share................  $       12.60
                                                              =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
  Interest..................................................  $   8,304,427
  Dividends.................................................      1,264,700
  Foreign taxes withheld....................................         (3,804)
                                                              -------------
    Total investment income.................................      9,565,323
                                                              -------------
EXPENSES
  Investment advisory fee...................................      1,475,851
  Financial agent fee.......................................        265,722
  Printing..................................................         59,311
  Custodian.................................................         42,251
  Professional..............................................         28,344
  Trustees..................................................          5,715
  Miscellaneous.............................................         16,031
                                                              -------------
    Total expenses..........................................      1,893,225
                                                              -------------
NET INVESTMENT INCOME.......................................      7,672,098
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................     26,638,478
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    (32,991,071)
                                                              -------------
NET LOSS ON INVESTMENTS.....................................     (6,352,593)
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $   1,319,505
                                                              =============

                       See Notes to Financial Statements

                        PHOENIX-OAKHURST BALANCED SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED       YEAR ENDED
                                                                 12/31/00         12/31/99
                                                              --------------  ----------------
FROM OPERATIONS
  Net investment income (loss)..............................  $   7,672,098     $  6,936,143
  Net realized gain (loss)..................................     26,638,478       11,701,741
  Net change in unrealized appreciation (depreciation)......    (32,991,071)      12,901,146
                                                              -------------     ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................      1,319,505       31,539,030
                                                              -------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................     (7,392,570)      (6,933,758)
  Net realized gains........................................    (27,458,359)     (10,209,970)
                                                              -------------     ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................    (34,850,929)     (17,143,728)
                                                              -------------     ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,987,944 and 4,020,389
    shares, respectively)...................................     28,345,836       55,944,281
  Net asset value of shares issued from reinvestment of
    distributions
    (2,675,907 and 1,209,732 shares, respectively)..........     34,850,929       17,143,728
  Cost of shares repurchased (4,951,311 and 5,259,610
    shares, respectively)...................................    (70,675,852)     (73,623,531)
                                                              -------------     ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................     (7,479,087)        (535,522)
                                                              -------------     ------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................    (41,010,511)      13,859,780
NEW ASSETS
  Beginning of period.......................................    293,915,423      280,055,643
                                                              -------------     ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF
    $546,879 AND $259,862, RESPECTIVELY)....................  $ 252,904,912     $293,915,423
                                                              =============     ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                           YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------
                                             2000         1999        1998        1997        1996
                                          ----------    --------    --------    --------    --------
Net asset value, beginning of period....    $14.44      $ 13.74     $ 12.26     $ 12.06     $ 12.30
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..........      0.41         0.34        0.33        0.38        0.36
  Net realized and unrealized gain
    (loss)..............................     (0.33)        1.22        1.94        1.73        0.89
                                           -------      -------     -------     -------     -------
    TOTAL FROM INVESTMENT OPERATIONS....      0.08         1.56        2.27        2.11        1.25
                                           -------      -------     -------     -------     -------
LESS DISTRIBUTIONS
  Dividends from net investment
    income..............................     (0.40)       (0.34)      (0.32)      (0.40)      (0.35)
  Dividends from net realized gains.....     (1.52)       (0.52)      (0.47)      (1.51)      (1.14)
                                           -------      -------     -------     -------     -------
    TOTAL DISTRIBUTIONS.................     (1.92)       (0.86)      (0.79)      (1.91)      (1.49)
                                           -------      -------     -------     -------     -------
CHANGE IN NET ASSET VALUE...............     (1.84)        0.70        1.48        0.20       (0.24)
                                           -------      -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD..........    $12.60      $ 14.44     $ 13.74     $ 12.26     $ 12.06
                                           =======      =======     =======     =======     =======
Total return............................      0.51%       11.57%      19.01%      17.93%      10.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...  $252,905      $293,915    $280,056    $231,180    $204,285
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses....................      0.70%        0.70%       0.68%       0.71%       0.68%
  Net investment income.................      2.84%        2.43%       2.58%       2.92%       2.93%
Portfolio turnover rate.................        56%          61%        110%        181%        229%

                       See Notes to Financial Statements

                   PHOENIX-OAKHURST GROWTH AND INCOME SERIES

INVESTMENT OBJECTIVE

    Phoenix-Oakhurst Growth & Income Series seeks dividend growth, current income and capital appreciation.

INVESTMENT ADVISER'S REPORT

    For the 12 months ended December 31, 2000, the return of Phoenix-Oakhurst Growth & Income Series was negative 6.61% compared with a negative return of 9.19% for the S&P 500 Index(1). All performance figures assume reinvestment of distributions.

    The year 2000 was a difficult one for stock investors. This was the first down year since 1990 for the stock market. The Dow Jones Industrial Average(2) lost 4.66%, the S&P 500 Index(1) dropped 9.19% and the Nasdaq 100 Index(2) fell 39.29%.(2)

    The Y2K computer problem ended up being a non-event; however, volatility was pushed to extreme levels for different reasons. The Federal Reserve raised interest rates during the year due to rapid economic growth during the first six months. At that time, Fed Chairman Alan Greenspan was concerned about runaway growth and inflationary pressures. Enthusiastic investors pushed stock indices to peak levels in March. A variety of factors caused a sell-off during the later part of the year. Rising interest rates were a key factor, as was a weak euro currency. The weak euro caused multinational U.S. companies' earnings in that currency to be translated back into fewer dollars, which had a negative impact on reported earnings. Internet stocks imploded due to operating losses and a lack of available credit. Oil prices nearly tripled over a 22-month period and peaked during the year. Falling stock prices created a reverse wealth effect and hurt consumer confidence. A slowdown in equipment spending by telephone companies hurt stock market darlings like Cisco Systems, Lucent and Nortel. Computer sales slowed down and negatively impacted companies including Apple Computer, Dell and Gateway. The California energy crisis created problems for companies and consumers in the Golden State. Pacific Gas and Electric and Edison International racked up billions of dollars in losses due to record wholesale electricity prices and retail price caps. Lastly, election uncertainty due to vote counting problems in Florida was another factor.

    Successful sector allocation was the primary driver of our return in excess of the S&P 500. The portfolio had a larger proportion of its assets invested in the top sectors of the market when compared to its S&P 500 benchmark. These sectors included utilities, healthcare, financial services and energy. All of these sectors benefited from improved pricing and the rotation out of technology stocks. Also, sectors like utilities and healthcare typically do better than other sectors of the market during an economic slowdown. Some of our top performing stocks included Duke Energy, Reliant Energy, United Healthcare, Cigna and Anadarko Petroleum.

    The portfolio was adversely affected by an investment in the basic materials sector. Companies in the paper and chemicals industries were hurt by weak pricing and excess inventories due to the slowing economy.

OUTLOOK

    The Federal Open Market Committee has lowered the overnight bank-lending rate twice in January from 6.5% to 5.5%. They have made this move due to slowing economic growth and because the threat of recession is now greater than the threat of inflation. Fed Chairman Alan Greenspan has said U.S. GDP growth may be close to zero this year. Corporate earnings growth is also forecasted to slow down considerably.

    With the declining interest rate scenario, the portfolio is most over-weighted in the financial services sector. Banks, brokers and insurance companies tend to do well historically when interest rates fall. We have also added some retail stocks, which tend to do well early in a falling interest rate environment. We have trimmed positions that were big winners last year including some healthcare, utility and energy stocks.

    We believe the portfolio is well diversified and positioned for the uncertain times that lie ahead.

(1) The S&P 500 Index measures broad stock market total-return performance.

(2) The Dow Jones Industrial Average measures large-cap stock total-return performance, and the Nasdaq 100 Index measures technology-oriented stock total-return performance.

The indices are unmanaged and are not available for direct investment.

                   PHOENIX-OAKHURST GROWTH AND INCOME SERIES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        GROWTH & INCOME SERIES   S&P 500 IN-
                                     DEX*
3/2/98                 $10,000         $10,000
98                     $12,045         $11,895
99                     $14,093         $14,409
00                     $13,162         $13,086

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/00

                                                                        FROM
                                                                       INCEPTION
                                                                       3/2/98
                                                                         TO
                                                              1 YEAR   12/31/00
-------------------------------------------------------------------------------
Growth and Income Series                                      (6.61)%    10.17%
-------------------------------------------------------------------------------
S&P 500 Index*                                                (9.19)%     9.97%
-------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 3/2/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

* The S&P 500 Index is an unmanaged but commonly used measure of stock market total return performance. The index is not available for direct investment.

                   PHOENIX-OAKHURST GROWTH AND INCOME SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000


                                                                         SHARES       VALUE
                                                                        --------  --------------
COMMON STOCKS--90.2%
AEROSPACE/DEFENSE--1.8%
  Boeing Co. (The)....................................................   12,500    $    825,000
  General Dynamics Corp. .............................................    8,800         686,400
  Northrop Grumman Corp. .............................................    5,700         473,100
                                                                                   ------------
                                                                                      1,984,500
                                                                                   ------------
AIR FREIGHT--0.1%
  FedEx Corp. (b).....................................................    2,600         103,896
                                                                                   ------------
AIRLINES--0.6%
  AMR Corp. (b).......................................................    3,800         148,912
  Delta Air Lines, Inc................................................    4,700         235,881
  Southwest Airlines Co. .............................................   10,000         335,300
                                                                                   ------------
                                                                                        720,093
                                                                                   ------------
ALUMINUM--0.8%
  Alcoa, Inc..........................................................   25,700         860,950
                                                                                   ------------
AUTO PARTS & EQUIPMENT--0.1%
  Visteon Corp........................................................   13,700         157,550
                                                                                   ------------
AUTOMOBILES--1.1%
  Ford Motor Co. .....................................................   42,700       1,000,781
  General Motors Corp.................................................    4,600         234,312
                                                                                   ------------
                                                                                      1,235,093
                                                                                   ------------
BANKS (MAJOR REGIONAL)--2.8%
  Bank of New York Co., Inc. (The)....................................    2,000         110,375
  Comerica, Inc.......................................................   15,700         932,187
  Firstar Corp. (b)...................................................   15,300         355,725
  FleetBoston Financial Corp. ........................................   36,200       1,359,762
  SunTrust Banks, Inc.................................................    6,000         378,000
                                                                                   ------------
                                                                                      3,136,049
                                                                                   ------------
BANKS (MONEY CENTER)--2.0%
  Bank of America Corp. ..............................................   20,000         917,500
  Chase Manhattan Corp. (The).........................................   28,500       1,294,969
                                                                                   ------------
                                                                                      2,212,469
                                                                                   ------------
BANKS (REGIONAL)--0.3%
  Silicon Valley Bancshares (b).......................................    8,400         290,325
                                                                                   ------------
BEVERAGES (NON-ALCOHOLIC)--1.0%
  PepsiCo., Inc.......................................................   22,000       1,090,375
                                                                                   ------------
BIOTECHNOLOGY--0.3%
  Amgen, Inc. (b).....................................................    5,600         358,050
                                                                                   ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--0.2%
  Clear Channel Communications, Inc. (b)..............................    3,700         179,219
                                                                                   ------------
CHEMICALS--1.4%
  Air Products & Chemicals, Inc.......................................    3,300         135,300
  Dow Chemical Co. (The)..............................................   17,100         626,287
  Du Pont (E.I.) de Nemours & Co......................................   16,800         811,650
                                                                                   ------------
                                                                                      1,573,237
                                                                                   ------------
COMMUNICATIONS EQUIPMENT--2.4%
  ADC Telecommunications, Inc. (b)....................................   15,300         277,312
  ADTRAN, Inc. (b)....................................................    3,000          63,750
  Comverse Technology, Inc. (b).......................................    4,400         477,950
  Corning, Inc. ......................................................    6,300         332,719
  JDS Uniphase Corp. (b)..............................................    6,300         262,631
  Motorola, Inc. .....................................................   25,600         518,400
  QUALCOMM, Inc. (b)..................................................    6,400         526,000
  Scientific-Atlanta, Inc. ...........................................    5,200         169,325
  Tellabs, Inc. (b)...................................................    1,200          67,800
                                                                                   ------------
                                                                                      2,695,887
                                                                                   ------------
COMPUTERS (HARDWARE)--3.4%
  Apple Computer, Inc. (b)............................................   12,600         187,425
  Compaq Computer Corp................................................   20,100         302,505

                                                                         SHARES       VALUE
                                                                        --------  --------------
COMPUTERS (HARDWARE)--CONTINUED
  Dell Computer Corp. (b).............................................   16,200    $    282,487
  Gateway, Inc. (b)...................................................    8,800         158,312
  Hewlett-Packard Co..................................................   22,400         707,000
  International Business Machines Corp................................   17,600       1,496,000
  Sun Microsystems, Inc. (b)..........................................   24,400         680,150
                                                                                   ------------
                                                                                      3,813,879
                                                                                   ------------
COMPUTERS (NETWORKING)--1.9%
  Cisco Systems, Inc. (b).............................................   55,900       2,138,175
                                                                                   ------------
COMPUTERS (PERIPHERALS)--0.9%
  EMC Corp. (b).......................................................   14,500         964,250
                                                                                   ------------
COMPUTERS (SOFTWARE & SERVICES)--4.3%
  Adobe Systems, Inc..................................................    6,900         401,494
  America Online, Inc. (b)............................................   19,600         682,080
  Microsoft Corp. (b).................................................   49,500       2,147,062
  Oracle Corp. (b)....................................................   46,500       1,351,406
  Symantec Corp. (b)..................................................    2,400          80,100
  Yahoo!, Inc. (b)....................................................    4,500         135,281
                                                                                   ------------
                                                                                      4,797,423
                                                                                   ------------
CONSUMER FINANCE--0.5%
  MBNA Corp...........................................................    6,800         251,175
  PMI Group, Inc. (The)...............................................    2,900         196,294
  Providian Financial Corp............................................    2,600         149,500
                                                                                   ------------
                                                                                        596,969
                                                                                   ------------
CONTAINERS (METAL & GLASS)--0.1%
  Ball Corp...........................................................    2,800         128,975
                                                                                   ------------
DISTRIBUTORS (FOOD & HEALTH)--0.9%
  AmeriSource Health Corp. Class A (b)................................    2,900         146,450
  Cardinal Health, Inc................................................    2,500         249,062
  SYSCO Corp..........................................................   19,400         582,000
                                                                                   ------------
                                                                                        977,512
                                                                                   ------------
ELECTRIC COMPANIES--3.1%
  ALLETE..............................................................    7,300         181,131
  DTE Energy Co.......................................................    1,500          58,406
  Edison International................................................    2,800          43,750
  Energy East Corp. ..................................................   28,700         565,031
  Entergy Corp........................................................   13,300         562,756
  Exelon Corp.........................................................    3,600         252,756
  PG&E Corp...........................................................    3,400          68,000
  Public Service Enterprise Group, Inc................................    2,400         116,700
  Reliant Energy, Inc. ...............................................   18,400         796,950
  TXU Corp............................................................    7,500         332,344
  UtiliCorp United, Inc. .............................................   17,200         533,200
                                                                                   ------------
                                                                                      3,511,024
                                                                                   ------------
ELECTRICAL EQUIPMENT--4.2%
  AVX Corp. ..........................................................    8,200         134,275
  General Electric Co.................................................   89,100       4,271,231
  Solectron Corp. (b).................................................    7,300         247,470
  Vishay Intertechnology, Inc. (b)....................................    6,900         104,362
                                                                                   ------------
                                                                                      4,757,338
                                                                                   ------------
ELECTRONICS (SEMICONDUCTORS)--3.2%
  Advanced Micro Devices, Inc. (b)....................................    4,300          59,394
  Cypress Semiconductor Corp. (b).....................................    5,000          98,437
  Integrated Device Technology, Inc. (b)..............................    2,800          92,750
  Intel Corp. ........................................................   59,600       1,791,725
  International Rectifier Corp. (b)...................................    2,400          72,000
  Micron Technology, Inc. (b).........................................   15,400         546,700
  National Semiconductor Corp. (b)....................................    5,200         104,650
  Texas Instruments, Inc. ............................................   16,500         781,687
                                                                                   ------------
                                                                                      3,547,343
                                                                                   ------------

                       See Notes to Financial Statements

                   PHOENIX-OAKHURST GROWTH AND INCOME SERIES

                                                                         SHARES       VALUE
                                                                        --------  --------------
ENGINEERING & CONSTRUCTION--0.1%
  Dycom Industries, Inc. (b)..........................................    1,300    $     46,719
  Quanta Services, Inc. (b)...........................................    1,900          61,156
                                                                                   ------------
                                                                                        107,875
                                                                                   ------------
ENTERTAINMENT--0.9%
  Time Warner, Inc....................................................    8,700         454,488
  Viacom, Inc. Class B (b)............................................    7,400         345,950
  Walt Disney Co. (The)...............................................    6,200         179,412
                                                                                   ------------
                                                                                        979,850
                                                                                   ------------
EQUIPMENT (SEMICONDUCTORS)--0.9%
  Applied Materials, Inc. (b).........................................   11,400         435,337
  Credence Systems Corp. (b)..........................................    4,600         105,800
  KLA-Tencor Corp. (b)................................................    2,200          74,112
  Lam Research Corp. (b)..............................................    7,900         114,550
  Novellus Systems, Inc. (b)..........................................    2,600          93,437
  Teradyne, Inc. (b)..................................................    6,300         234,675
                                                                                   ------------
                                                                                      1,057,911
                                                                                   ------------
FINANCIAL (DIVERSIFIED)--7.3%
  Ambac Financial Group, Inc. ........................................    6,150         358,622
  American Express Co.................................................   11,800         648,262
  Citigroup, Inc. ....................................................   68,600       3,502,887
  Fannie Mae..........................................................    8,600         746,050
  Morgan (J.P.) & Co., Inc............................................    7,400       1,224,700
  Morgan Stanley Dean Witter & Co. ...................................   22,300       1,767,275
                                                                                   ------------
                                                                                      8,247,796
                                                                                   ------------
FOODS--1.2%
  ConAgra Foods, Inc..................................................   16,200         421,200
  Kellogg Co. ........................................................    6,100         160,125
  McCormick & Co., Inc. ..............................................    7,900         284,894
  Quaker Oats Co. (The)...............................................    5,400         525,825
                                                                                   ------------
                                                                                      1,392,044
                                                                                   ------------
FOOTWEAR--0.1%
  Timberland Co. (The) Class A (b)....................................    1,700         113,687
                                                                                   ------------
HARDWARE & TOOLS--0.1%
  Stanley Works, The..................................................    4,900         152,819
                                                                                   ------------
HEALTH CARE (DIVERSIFIED)--3.1%
  Abbott Laboratories.................................................   13,800         668,437
  Bristol-Myers Squibb Co.............................................   17,300       1,279,119
  Johnson & Johnson...................................................   14,800       1,554,925
                                                                                   ------------
                                                                                      3,502,481
                                                                                   ------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--5.9%
  Lilly (Eli) & Co. ..................................................    9,900         921,319
  Merck & Co., Inc. ..................................................   20,900       1,956,762
  Pfizer, Inc. .......................................................   52,300       2,405,800
  Pharmacia Corp. ....................................................    6,100         372,100
  Schering-Plough Corp................................................   17,500         993,125
                                                                                   ------------
                                                                                      6,649,106
                                                                                   ------------
HEALTH CARE (MANAGED CARE)--2.6%
  CIGNA Corp. ........................................................    5,100         674,730
  Oxford Health Plans, Inc. (b).......................................   16,000         632,000
  UnitedHealth Group, Inc. ...........................................   17,200       1,055,650
  Wellpoint Health Networks, Inc. (b).................................    4,500         518,625
                                                                                   ------------
                                                                                      2,881,005
                                                                                   ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.2%
  Beckman Coulter, Inc. ..............................................    5,800         243,237
                                                                                   ------------
HOUSEHOLD PRODUCTS (NON-DURABLE)--1.1%
  Clorox Co. (The)....................................................    6,900         244,950
  Colgate-Palmolive Co. ..............................................    2,100         135,555
  Kimberly-Clark Corp. ...............................................   12,500         883,625
                                                                                   ------------
                                                                                      1,264,130
                                                                                   ------------
HOUSEWARES--0.2%
  Tupperware Corp.....................................................   13,200         269,775
                                                                                   ------------

                                                                         SHARES       VALUE
                                                                        --------  --------------
INSURANCE (LIFE/HEALTH)--0.5%
  Lincoln National Corp...............................................   11,900    $    563,019
                                                                                   ------------
INSURANCE (MULTI-LINE)--0.4%
  Hartford Financial Services Group, Inc. (The).......................      700          49,437
  Loews Corp. ........................................................    3,700         383,181
                                                                                   ------------
                                                                                        432,618
                                                                                   ------------
INSURANCE (PROPERTY-CASUALTY)--0.4%
  MGIC Investment Corp................................................    2,800         188,825
  Radian Group, Inc...................................................    4,000         300,250
                                                                                   ------------
                                                                                        489,075
                                                                                   ------------
INSURANCE BROKERS--0.4%
  Gallagher (Arthur J.) & Co..........................................    7,100         451,737
                                                                                   ------------
INVESTMENT BANKING/BROKERAGE--1.5%
  Goldman Sachs Group, Inc. (The).....................................    3,900         417,056
  Lehman Brothers Holdings, Inc.......................................    6,300         426,038
  Merrill Lynch & Co., Inc............................................   12,600         859,163
                                                                                   ------------
                                                                                      1,702,257
                                                                                   ------------
LODGING-HOTELS--0.2%
  Marriott International, Inc. Class A................................    4,100         173,225
                                                                                   ------------
MACHINERY (DIVERSIFIED)--0.5%
  Dover Corp..........................................................   12,800         519,200
                                                                                   ------------
MANUFACTURING (DIVERSIFIED)--2.9%
  ITT Industries, Inc.................................................    3,300         127,875
  Johnson Controls, Inc...............................................    5,300         275,600
  Minnesota Mining and Manufacturing Co. .............................    3,500         421,750
  Parker-Hannifin Corp................................................    6,100         269,163
  Textron, Inc........................................................    4,900         227,850
  Tyco International Ltd..............................................   21,100       1,171,050
  United Technologies Corp............................................    9,500         746,938
                                                                                   ------------
                                                                                      3,240,226
                                                                                   ------------
MANUFACTURING (SPECIALIZED)--0.1%
  Millipore Corp......................................................    1,000          63,000
                                                                                   ------------
NATURAL GAS--1.2%
  Equitable Resources, Inc............................................    9,600         640,800
  Sempra Energy.......................................................   28,300         657,975
                                                                                   ------------
                                                                                      1,298,775
                                                                                   ------------
OIL & GAS (EXPLORATION & PRODUCTION)--1.2%
  Apache Corp.........................................................    5,300         371,331
  Kerr-McGee Corp. ...................................................    9,200         615,825
  Unocal Corp.........................................................   10,600         410,088
                                                                                   ------------
                                                                                      1,397,244
                                                                                   ------------
OIL & GAS (REFINING & MARKETING)--0.6%
  Ultramar Diamond Shamrock Corp......................................   20,600         636,025
                                                                                   ------------
OIL (DOMESTIC INTEGRATED)--1.2%
  Amerada Hess Corp...................................................    4,700         343,394
  Occidental Petroleum Corp...........................................   34,000         824,500
  Phillips Petroleum Co. .............................................    3,300         187,688
                                                                                   ------------
                                                                                      1,355,582
                                                                                   ------------
OIL (INTERNATIONAL INTEGRATED)--3.3%
  Chevron Corp........................................................   10,100         852,819
  Exxon Mobil Corp....................................................   30,600       2,660,288
  Texaco, Inc.........................................................    3,100         192,588
                                                                                   ------------
                                                                                      3,705,695
                                                                                   ------------
PAPER & FOREST PRODUCTS--0.5%
  International Paper Co..............................................    4,400         179,575
  Westvaco Corp.......................................................    8,600         251,013
  Weyerhaeuser Co.....................................................    2,000         101,500
                                                                                   ------------
                                                                                        532,088
                                                                                   ------------
PERSONAL CARE--0.4%
  Alberto-Culver Co. Class B..........................................    3,500         149,844

                       See Notes to Financial Statements

                   PHOENIX-OAKHURST GROWTH AND INCOME SERIES

                                                                         SHARES       VALUE
                                                                        --------  --------------
PERSONAL CARE--CONTINUED
  Estee Lauder Cos., Inc. (The) Class A...............................    6,100    $    267,256
                                                                                   ------------
                                                                                        417,100
                                                                                   ------------
PUBLISHING--0.1%
  Reader's Digest Association, Inc. (The) Class A.....................    4,300         168,238
                                                                                   ------------
PUBLISHING (NEWSPAPERS)--1.5%
  Dow Jones & Co., Inc. ..............................................    6,900         390,713
  Gannett Co., Inc....................................................    6,100         384,681
  Knight-Ridder, Inc..................................................    7,800         443,625
  New York Times Co. (The) Class A....................................   11,300         452,706
                                                                                   ------------
                                                                                      1,671,725
                                                                                   ------------
RAILROADS--0.3%
  Union Pacific Corp. ................................................    6,200         314,650
                                                                                   ------------
REITS--0.2%
  Starwood Hotels & Resorts Worldwide, Inc............................    6,800         239,700
                                                                                   ------------
RETAIL (BUILDING SUPPLIES)--0.6%
  Home Depot, Inc. (The)..............................................   10,500         479,719
  Lowe's Cos., Inc. ..................................................    3,200         142,400
                                                                                   ------------
                                                                                        622,119
                                                                                   ------------
RETAIL (COMPUTERS & ELECTRONICS)--0.5%
  Best Buy Co., Inc. (b)..............................................    4,600         135,988
  RadioShack Corp. ...................................................    1,600          68,500
  Tech Data Corp. (b).................................................   14,800         400,294
                                                                                   ------------
                                                                                        604,782
                                                                                   ------------
RETAIL (DEPARTMENT STORES)--0.2%
  Neiman Marcus Group, Inc. (The) Class A (b).........................    6,200         220,488
                                                                                   ------------
RETAIL (FOOD CHAINS)--0.3%
  Safeway, Inc. (b)...................................................    5,500         343,750
                                                                                   ------------
RETAIL (GENERAL MERCHANDISE)--1.8%
  BJ's Wholesale Club, Inc. (b).......................................    3,300         126,638
  Sears, Roebuck & Co.................................................    7,100         246,725
  Target Corp.........................................................    3,900         125,775
  Wal-Mart Stores, Inc. ..............................................   29,400       1,561,875
                                                                                   ------------
                                                                                      2,061,013
                                                                                   ------------
RETAIL (SPECIALTY)--0.2%
  Tiffany & Co........................................................    3,300         104,363
  Zale Corp. (b)......................................................    4,800         139,500
                                                                                   ------------
                                                                                        243,863
                                                                                   ------------
SERVICES (ADVERTISING/MARKETING)--0.3%
  Interpublic Group of Cos., Inc. (The)...............................    6,100         259,631
  Omnicom Group, Inc. ................................................    1,300         107,738
                                                                                   ------------
                                                                                        367,369
                                                                                   ------------
SERVICES (COMMERCIAL & CONSUMER)--0.3%
  Cendant Corp. (b)...................................................   36,500         351,313
                                                                                   ------------
SERVICES (COMPUTER SYSTEMS)--0.6%
  Computer Sciences Corp. (b).........................................    3,100         186,388
  Electronic Data Systems Corp. ......................................    7,700         444,675
                                                                                   ------------
                                                                                        631,063
                                                                                   ------------
SERVICES (DATA PROCESSING)--0.3%
  First Data Corp.....................................................    5,500         289,781
                                                                                   ------------
SERVICES (EMPLOYMENT)--0.3%
  Heidrick & Struggles International, Inc. (b)........................    4,300         180,869
  Manpower, Inc. .....................................................    5,500         209,000
                                                                                   ------------
                                                                                        389,869
                                                                                   ------------
SHIPPING--0.1%
  Teekay Shipping Corp. (b)...........................................    4,000         152,000
                                                                                   ------------

                                                                         SHARES       VALUE
                                                                        --------  --------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.3%
  Nextel Communications, Inc. Class A (b).............................    6,900    $    170,775
  Sprint Corp. (PCS Group) (b)........................................    9,800         200,288
                                                                                   ------------
                                                                                        371,063
                                                                                   ------------
TELECOMMUNICATIONS (LONG DISTANCE)--0.4%
  AT&T Corp. .........................................................    6,200         107,338
  WorldCom, Inc. (b)..................................................   25,400         357,188
                                                                                   ------------
                                                                                        464,526
                                                                                   ------------
TELEPHONE--3.8%
  BellSouth Corp. ....................................................   28,100       1,150,344
  Qwest Communications International, Inc. (b)........................   14,800         606,800
  SBC Communications, Inc. ...........................................   26,300       1,255,825
  Telephone & Data Systems, Inc. .....................................    1,000          90,000
  Verizon Communications, Inc.........................................   23,600       1,182,950
                                                                                   ------------
                                                                                      4,285,919
                                                                                   ------------
TEXTILES (APPAREL)--0.4%
  Jones Apparel Group, Inc. (b).......................................    9,700         312,219
  Liz Claiborne, Inc. ................................................    4,100         170,663
                                                                                   ------------
                                                                                        482,882
                                                                                   ------------
TOBACCO--1.3%
  Philip Morris Cos., Inc. ...........................................   34,500       1,518,000
                                                                                   ------------
TOTAL COMMON STOCKS
  (Identified cost $94,022,560).................................................    101,463,276
                                                                                   ------------
FOREIGN COMMON STOCKS--2.6%
COMMUNICATIONS EQUIPMENT--0.7%
  Nortel Networks Corp. (Canada)......................................   24,300         779,119
                                                                                   ------------
ELECTRICAL EQUIPMENT--0.2%
  Flextronics International Ltd. (Singapore) (b)......................    6,500         185,250
                                                                                   ------------
FOODS--0.5%
  Unilever NV NY Registered Shares (Netherlands)......................    8,700         547,556
                                                                                   ------------
INSURANCE (PROPERTY-CASUALTY)--0.3%
  Ace Ltd. (Bermuda)..................................................    9,200         390,425
                                                                                   ------------
OIL (INTERNATIONAL INTEGRATED)--0.9%
  Royal Dutch Petroleum Co. (Netherlands).............................   17,000       1,029,562
                                                                                   ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $2,938,115)..................................................      2,931,912
                                                                                   ------------
UNIT INVESTMENT TRUSTS--4.4%
  S&P 500 Depository Receipts.........................................   38,200       5,011,363
                                                                                   ------------
TOTAL UNIT INVESTMENT TRUSTS
  (Identified cost $5,489,223)..................................................      5,011,363
                                                                                   ------------
TOTAL LONG-TERM INVESTMENTS--97.2%
  (Identified cost $102,449,898)................................................    109,406,551
                                                                                   ------------

                                                               STANDARD
                                                               & POOR'S       PAR
                                                                RATING       VALUE
                                                              (UNAUDITED)    (000)
                                                              -----------  ----------
SHORT-TERM OBLIGATIONS--2.7%
COMMERCIAL PAPER--2.7%
  Koch Industries, Inc. 6.45%, 1/2/01.......................  A-1+          $ 3,010        3,009,461
                                                                                        ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $3,009,461).......................................................      3,009,461
                                                                                        ------------
TOTAL INVESTMENTS--99.9%
  (Identified cost $105,459,359).....................................................    112,416,012(a)
  Other assets and liabilities, net--0.1%............................................         73,227
                                                                                        ------------
NET ASSETS--100.0%...................................................................   $112,489,239
                                                                                        ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $19,361,600 and gross depreciation of $12,477,117 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purpose was $105,531,529.
(b)  Non-income producing.

                       See Notes to Financial Statements

                   PHOENIX-OAKHURST GROWTH AND INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2000

ASSETS
Investment securities at value (Identified cost
  $105,459,359)...................................  $ 112,416,012
Cash..............................................          4,135
Receivables
  Fund shares sold................................        245,488
  Dividends and interest..........................        144,789
Prepaid expenses..................................            198
                                                    -------------
    Total assets..................................    112,810,622
                                                    -------------
LIABILITIES
Payables
  Fund shares repurchased.........................        177,958
  Investment advisory fee.........................         59,466
  Financial agent fee.............................         13,482
  Trustees' fee...................................            397
Accrued expenses..................................         70,080
                                                    -------------
    Total liabilities.............................        321,383
                                                    -------------
NET ASSETS........................................  $ 112,489,239
                                                    =============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial
    interest......................................  $ 105,570,024
  Undistributed net investment income.............         11,065
  Accumulated net realized loss...................        (48,503)
  Net unrealized appreciation.....................      6,956,653
                                                    -------------
NET ASSETS........................................  $ 112,489,239
                                                    =============
Shares of beneficial interest outstanding, $1 par
  value, unlimited authorization..................      8,981,696
                                                    =============
Net asset value and offering price per share......  $       12.52
                                                    =============

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
  Dividends.................................................  $     1,438,936
  Interest..................................................           87,726
  Foreign taxes withheld....................................           (8,029)
                                                              ---------------
    Total investment income.................................        1,518,633
                                                              ---------------
EXPENSES
  Investment advisory fee...................................          763,817
  Financial agent fee.......................................          157,268
  Printing..................................................           35,670
  Custodian.................................................           28,317
  Professional..............................................           27,314
  Trustees..................................................            5,715
  Miscellaneous.............................................            8,957
                                                              ---------------
    Total expenses..........................................        1,027,058
    Less expenses borne by investment adviser...............          (99,716)
                                                              ---------------
    Net expenses............................................          927,342
                                                              ---------------
NET INVESTMENT INCOME.......................................          591,291
                                                              ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................          443,082
  Net change in unrealized appreciation (depreciation) on
    investments.............................................       (8,725,436)
                                                              ---------------
NET LOSS ON INVESTMENTS.....................................       (8,282,354)
                                                              ---------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $    (7,691,063)
                                                              ===============

                       See Notes to Financial Statements

                   PHOENIX-OAKHURST GROWTH AND INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED      YEAR ENDED
                                                                 12/31/00        12/31/99
                                                              --------------  --------------
FROM OPERATIONS
  Net investment income (loss)..............................  $     591,291   $     521,527
  Net realized gain (loss)..................................        443,082       1,254,390
  Net change in unrealized appreciation (depreciation)......     (8,725,436)     10,636,397
                                                              -------------   -------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................     (7,691,063)     12,412,314
                                                              -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................       (580,226)       (517,138)
  Net realized gains........................................       (391,765)       (824,281)
  In excess of net investment income........................             --          (4,389)
  In excess of net realized gains...........................        (48,503)       (400,735)
  Tax return of capital.....................................             --      (1,887,292)
                                                              -------------   -------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................     (1,020,494)     (3,633,835)
                                                              -------------   -------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (3,891,857 and 5,673,992
    shares, respectively)...................................     51,992,942      71,963,019
  Net asset value of shares issued from reinvestment of
    distributions (79,917 and 269,330 shares,
    respectively)...........................................      1,020,494       3,633,835
  Cost of shares repurchased (2,515,199 and 1,908,495
    shares, respectively)...................................    (33,646,384)    (24,401,738)
                                                              -------------   -------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................     19,367,052      51,195,116
                                                              -------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................     10,655,495      59,973,595
NET ASSETS
  Beginning of period.......................................    101,833,744      41,860,149
                                                              -------------   -------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $11,065 AND $0, RESPECTIVELY)..........  $ 112,489,239   $ 101,833,744
                                                              =============   =============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          YEAR ENDED                     FROM
                                                                         DECEMBER 31,                  INCEPTION
                                                              ----------------------------------       3/2/98 TO
                                                                   2000               1999             12/31/98
                                                              ---------------    ---------------    ---------------
Net asset value, beginning of period........................   $       13.53      $       11.99      $       10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................            0.07               0.07               0.05
  Net realized and unrealized gain (loss)...................           (0.96)              1.97               1.99
                                                               -------------      -------------      -------------
    TOTAL FROM INVESTMENT OPERATIONS........................           (0.89)              2.04               2.04
                                                               -------------      -------------      -------------
LESS DISTRIBUTIONS
  Dividends from net investment income......................           (0.07)             (0.07)             (0.05)
  Dividends from net realized gains.........................           (0.05)             (0.11)                --
  In excess of net realized gains...........................              --(4)           (0.05)                --
  Tax return of capital.....................................              --              (0.27)                --
                                                               -------------      -------------      -------------
    TOTAL DISTRIBUTIONS.....................................           (0.12)             (0.50)             (0.05)
                                                               -------------      -------------      -------------
CHANGE IN NET ASSET VALUE...................................           (1.01)              1.54               1.99
                                                               -------------      -------------      -------------
NET ASSET VALUE, END OF PERIOD..............................          $12.52             $13.53             $11.99
                                                               =============      =============      =============
Total return................................................           (6.61)%            17.00%             20.45%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................        $112,489           $101,834            $41,860
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3).....................................            0.85%              0.85%              0.85%(1)
  Net investment income.....................................            0.54%              0.71%              1.02%(1)
Portfolio turnover rate.....................................              53%                52%                81%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.94%,1.01% and 1.46% for the periods ended December 31, 2000, 1999 and 1998, respectively.
(4)Amount is less than $0.01.

                       See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

INVESTMENT OBJECTIVE

    Phoenix-Oakhurst Strategic Allocation Series is appropriate for investors seeking long-term capital appreciation, current income, and conservation of capital from a balanced portfolio of stocks, bonds, and cash equivalents. Investors should note that the Fund may hold foreign bonds, and foreign investments pose additional risk, such as currency fluctuation, less public disclosure, and political and economic uncertainty.

INVESTMENT ADVISER'S REPORT

    Phoenix-Oakhurst Strategic Allocation Series shares returned 0.58% and for the year ended December 31, 2000 compared with a return of -0.50% for a benchmark index(1). All performance figures assume reinvestment of distributions.

    From December 31, 1999 to December, 2000, the market represented by the large-cap S&P 500 Index(2) returned a total of -9.19%. During the past 12 months, we have witnessed unprecedented volatility and two distinctly different moods in the equity market. It was indeed the best of times and worst of times. It was a tale of two markets. The peak in S&P 500 during this period was reached on March 24. From December 31, 1999 to March 24, 2000, the S&P 500 Index(2) returned 4.25%. However, S&P total return was -12.81% from March 24 through December 31, 2000.

    During the first period, investors were enthusiastic about the prospect of the economy. Technology stocks were especially favored during this time. It was thought that the advance of Internet technology would unleash great gains in productivity. Hence, spending on Internet enabling technologies would grow at elevated levels for extended periods. During the second period, investors increasingly came to the realization that the economy would slow as the Federal Reserve embarked on a series of interest rate hikes. As a result, technology stocks began to correct from very high valuation levels.

    Performance leaders were also quite distinct for the above mentioned two periods. Technology was the singular focus of investors before mid-march. Companies involved in telecommunication equipment, Internet software and semiconductors were bid up to extremely high levels. From December 31, 1999 to March 10, 2000, the Nasdaq(3), which is heavily populated by technology issues, was up 24.10%. However, from March 10 through December 31, 2000, Nasdaq has corrected 50.99%. As technology stocks were falling, investors sought other areas of relative earnings stability. Since March, health care stocks have performed extremely well. Drug stocks continue to deliver stable earnings growth. HMOs were able to raise prices above their cost inflation. With surging oil prices and shortages of electrical generating capacity, oil companies and utility stocks performed strongly.

    Historically, higher-yielding sectors are the best performers, as was the case in 1975 through 1997 and again in 1999. However, a shortage of 30-year Treasuries due to the government "buy-back" program fueled a rally in Treasuries in 2000. Most non-Treasury sectors have underperformed this year.

    The equity portion of the Fund performed quite well during the past 12 months. With good diversification and stock picking, returns were steady relative to the S&P all year. During the first period before March, equity performance lagged the S&P slightly as the managers believed technology stocks were overvalued and hence the Fund was under-represented in such issues. As technology stocks began to correct post March, our over weighting in health care and energy stocks allowed the Fund to outperform the S&P 500.

    The fixed-income portion of the portfolio was affected by the strong performance of Treasury issues. As they have over the past 12 months, Treasuries outperformed all other sectors of the market as investors continue to reward the characteristics of liquidity and quality.

    Weakness in the Nasdaq 100 Index(3) during the second part of the reporting period put the domestic high-yield sector under extra pressure. The ongoing need for capital was a concern as access to capital declined with the weaker equity markets. Historically, valuations are very favorable, just waiting for a market catalyst. We believe issue selection remains critical, and our strategy is to continue to overweight higher quality names and remain well diversified by industry. For example, our emphasis on "tier-one" high-yield issues contributed positively to the Fund's performance as high quality high-yield securities performed significantly better than the sector as a whole. Our large weighting in high quality taxable municipals with favorable call characteristics benefited performance as well.

(1) The benchmark index is made up of 55% of the S&P 500 Index, 35% of the Lehman Brothers Aggregate Index and 10% of the Salomon Brothers 90-Day T-Bill. The Lehman Brothers Aggregate Index measures broad bond market total-return performance. The Salomon Brothers 90-Day T-Bill measures money market total-return performance.

(2) The S&P 500 Index measures stock market total-return performance.

(3) The Nasdaq 100 Index measures technology-oriented stock total-return performance.

The indices are unmanaged and not available for direct investment.

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

OUTLOOK

    Our outlook for the equity market has become increasingly positive. As the economy slows, corporate profit is inevitably slowing. We are seeing more earnings disappoint today than in the past 12 months. However, stock valuation in selected areas has become attractive, which provides a more fertile ground for stock picking. In addition, the Federal Reserve has recognized the potential for economic recession and has begun lowering the Fed fund rate aggressively. Lower rates tend to support a higher valuation for stocks and provide hope for the market that economic and corporate earnings growth will be stronger in future periods.

    We view the environment as favorable for fixed-income investors with a long-term investment horizon. Our positive outlook for fixed-income as an asset class, particularly in the non-Treasury sectors, is driven by a combination of attractive valuations and improving fundamentals. On the fundamental side, the bond market should continue to benefit from a slowing domestic economy, less restrictive Federal Reserve policy and moderating core inflation. Credit spreads are very wide by historical measures, and non-Treasury sectors offer excellent value relative to long-term averages. We will continue to focus our research efforts on identifying undervalued high quality credits and maintain a well-diversified portfolio.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     STRATEGIC ALLOCATION SERIES  BALANCED BENCHMARK*  LIPPER ANALYTICAL SERVICES FLEXIBLE PORTFOLIO INDEX**
90                       $10,000              $10,000                                                $10,000
91                       $12,924              $12,297                                                $12,695
92                       $14,303              $13,186                                                $13,415
93                       $15,880              $14,406                                                $15,123
94                       $15,650              $14,433                                                $14,719
95                       $18,502              $18,363                                                $18,191
96                       $20,175              $20,996                                                $20,756
97                       $24,357              $25,604                                                $24,544
98                       $29,422              $30,640                                                $28,598
99                       $32,736              $34,180                                                $31,407
00                       $32,925              $34,009                                                $31,206

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/00

                                                    1 YEAR   5 YEARS  10 YEARS
------------------------------------------------------------------------------
Strategic Allocation Series                          0.58%    12.22%    12.66%
------------------------------------------------------------------------------
Balanced Benchmark*                                 (0.50)%   13.12%    13.02%
------------------------------------------------------------------------------
Lipper Analytical Services Flexible Portfolio
Index**                                             (0.64)%   11.40%    12.05%
------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/90. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. High yield fixed income securities generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed income securities. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

* The Balanced Benchmark is calculated based upon the performance of the following indices: 55% S&P 500/35% Lehman Brothers Aggregate Bond Index/10% 90-day Treasury Bills and is produced by Frank Russell Company.

** The Lipper Analytical Services Flexible Portfolio Index is an average of the largest mutual funds within the flexible portfolio category.

The indices are unmanaged and not available for direct investment.

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000

                                                                STANDARD
                                                                & POOR'S        PAR
                                                                 RATING        VALUE
                                                              (UNAUDITED)      (000)          VALUE
                                                              ------------  ------------  --------------
U.S. GOVERNMENT SECURITIES--12.7%
U.S. TREASURY BONDS--3.9%
  U.S. Treasury Bonds 6.125%, 11/15/27......................  AAA             $  2,300     $  2,475,538
  U.S. Treasury Bonds 5.25%, 11/15/28.......................  AAA                2,835        2,716,803
  U.S. Treasury Bonds 5.25%, 2/15/29........................  AAA                1,910        1,833,896
  U.S. Treasury Bonds 6.125%, 8/15/29.......................  AAA                4,400        4,791,873
  U.S. Treasury Bonds 6.25%, 5/15/30........................  AAA                3,750        4,186,523
                                                                                           ------------
                                                                                             16,004,633
                                                                                           ------------
U.S. TREASURY NOTES--8.8%
  U.S. Treasury Notes 5%, 2/28/01...........................  AAA               12,000       11,985,828
  U.S. Treasury Notes 6.25%, 6/30/02........................  AAA                1,250        1,266,568
  U.S. Treasury Notes 5.75%, 11/30/02.......................  AAA                1,630        1,645,912
  U.S. Treasury Notes 5.50%, 1/31/03........................  AAA                3,960        3,987,676
  U.S. Treasury Notes 5.50%, 2/28/03........................  AAA                7,000        7,049,980
  U.S. Treasury Notes 4.25%, 11/15/03.......................  AAA                2,000        1,952,160
  U.S. Treasury Notes 4.75%, 2/15/04........................  AAA                1,200        1,186,069
  U.S. Treasury Notes 5.25%, 5/15/04........................  AAA                  840          842,736
  U.S. Treasury Notes 4.75%, 11/15/08.......................  AAA                4,275        4,158,271
  U.S. Treasury Notes 6%, 8/15/09...........................  AAA                  160          168,878
  U.S. Treasury Notes 5.75%, 8/15/10........................  AAA                2,260        2,368,584
                                                                                           ------------
                                                                                             36,612,662
                                                                                           ------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $51,679,351).........................................................     52,617,295
                                                                                           ------------
AGENCY NON MORTGAGE-BACKED SECURITIES--2.9%
  Fannie Mae 7%, 7/15/05....................................  AAA                1,000        1,049,477
  Fannie Mae 6.625%, 9/15/09................................  AAA                5,395        5,608,237
  Freddie Mac 6.625%, 9/15/09...............................  AAA                5,000        5,197,625
                                                                                           ------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
  (Identified cost $11,218,032).........................................................     11,855,339
                                                                                           ------------
MUNICIPAL BONDS--3.8%
CALIFORNIA--0.9%
  Pasadena Pension Funding Revenue Taxable Series A 7.10%,
    5/15/10.................................................  AAA                1,500        1,558,470
  San Bernardino County Pension Obligation Revenue Taxable
    6.87%, 8/1/08...........................................  AAA                  410          421,861
  Sonoma County Pension Obligation Revenue Taxable 6.625%,
    6/1/13..................................................  AAA                  925          916,064
  Ventura County Pension Obligation Taxable 6.54%,
    11/1/05.................................................  AAA                  975          989,752
                                                                                           ------------
                                                                                              3,886,147
                                                                                           ------------
FLORIDA--1.5%
  Miami Beach Special Obligation Revenue Taxable 8.60%,
    9/1/21..................................................  AAA                3,210        3,443,945
  Tampa Solid Waste System Revenue Taxable Series A 6.33%,
    10/1/06.................................................  AAA                2,160        2,164,622
  University of Miami Exchangeable Revenue Taxable Series A
    7.65%, 4/1/20 (e).......................................  AAA                  540          547,830
                                                                                           ------------
                                                                                              6,156,397
                                                                                           ------------
MASSACHUSETTS--0.2%
  Massachusetts Port Authority Revenue Taxable Series C
    6.05%, 7/1/02...........................................  AA-                  835          835,802
                                                                                           ------------
NEW YORK--0.4%
  New York State Dormitory Authority Revenue Taxable 6.90%,
    4/1/03..................................................  AA-                  725          733,715
                                                                STANDARD
                                                                & POOR'S        PAR
                                                                 RATING        VALUE
                                                              (UNAUDITED)      (000)          VALUE
                                                              ------------  ------------  --------------
NEW YORK--CONTINUED
  New York State Environmental Facilities Corp. Revenue
    Taxable 6.70%, 3/15/08..................................  AAA             $    795     $    809,246
                                                                                           ------------
                                                                                              1,542,961
                                                                                           ------------
PENNSYLVANIA--0.3%
  Philadelphia Authority For Industrial Development Pension
    Funding Retirement Systems Revenue Taxable Series A
    5.79%, 4/15/09..........................................  AAA                1,300        1,244,633
                                                                                           ------------
TEXAS--0.5%
  Texas Water Resources Finance Authority Revenue 6.62%,
    8/15/10.................................................  AAA                2,265        2,278,341
                                                                                           ------------
TOTAL MUNICIPAL BONDS
  (Identified cost $16,016,025).........................................................     15,944,281
                                                                                           ------------
ASSET-BACKED SECURITIES--2.7%
  AESOP Funding II LLC 97-1A, A2 6.40%, 10/20/03............  AAA                2,000        2,014,023
  AESOP Funding II LLC 98-1, A 6.14%, 5/20/06...............  AAA                1,410        1,407,461
  Advanta Mortgage Loan Trust 00-2, A3 7.76%, 5/25/18.......  AAA                  875          900,156
  Capita Equipment Receivables Trust 97-1, B 6.45%,
    8/15/02.................................................  A+                   720          720,000
  Capital Auto Receivables Asset Trust 00-2, A2 6.51%,
    4/15/03.................................................  AAA                2,000        2,009,844
  Ford Credit Auto Owner Trust 99-B, A4 5.80%, 6/15/02......  AAA                  500          499,258
  Green Tree Financial Corp. 96-2, M1 7.60%, 4/15/27........  AA-                1,075        1,080,122
  Honda Auto Lease Trust 99-A, A5 6.65%, 7/15/05............  AAA                2,000        2,013,143
  Premier Auto Trust 98-3, B 6.14%, 9/8/04..................  A+                   500          500,428
                                                                                           ------------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $11,046,987).........................................................     11,144,435
                                                                                           ------------
CORPORATE BONDS--2.1%
AIRLINES--0.2%
  Northwest Airlines Corp. Series 2000-1 Class G 8.072%,
    4/1/21..................................................  AAA                  850          924,800
                                                                                           ------------
BUILDING MATERIALS--0.2%
  Nortek, Inc. 9.875%, 3/1/04...............................  B-                   700          656,250
                                                                                           ------------
COMPUTERS (SOFTWARE & SERVICES)--0.1%
  Computer Associates International, Inc. Series B 6.375%,
    4/15/05.................................................  BBB+                 635          587,052
                                                                                           ------------
ENTERTAINMENT--0.4%
  Capitol Records, Inc. 144A 8.375%, 8/15/09 (d)............  BBB+               1,500        1,605,952
                                                                                           ------------
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.2%
  MGM Mirage, Inc. 9.75%, 6/1/07............................  BB+                  400          419,500
  Station Casinos, Inc. 9.875%, 7/1/10......................  B+                   350          359,625
                                                                                           ------------
                                                                                                779,125
                                                                                           ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.1%
  Boston Scientific Corp. 6.625%, 3/15/05...................  BBB                  710          646,332
                                                                                           ------------
HEALTH CARE (SPECIALIZED SERVICES)--0.1%
  HEALTHSOUTH Corp. 144A 10.75%, 10/1/08 (d)................  BB+                  250          260,625
                                                                                           ------------

                       See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

                                                                STANDARD
                                                                & POOR'S        PAR
                                                                 RATING        VALUE
                                                              (UNAUDITED)      (000)          VALUE
                                                              ------------  ------------  --------------
INSURANCE (MULTI-LINE)--0.0%
  Willis Corroon Corp. 9%, 2/1/09...........................  B+              $    265     $    237,175
                                                                                           ------------
OIL & GAS (EXPLORATION & PRODUCTION)--0.1%
  Triton Energy Ltd. 8.875%, 10/1/07........................  BB-                  250          254,063
                                                                                           ------------
PAPER & FOREST PRODUCTS--0.1%
  Buckeye Technologies, Inc. 8.50%, 12/15/05................  BB-                  250          237,813
                                                                                           ------------
RETAIL (FOOD CHAINS)--0.2%
  Kroger Co. 7.45%, 3/1/08..................................  BBB-                 650          667,360
                                                                                           ------------
TELECOMMUNICATIONS (LONG DISTANCE)--0.3%
  Level 3 Communications, Inc. 9.125%, 5/1/08...............  B                    400          325,000
  Nextlink Communications, Inc. 10.75%, 11/15/08............  B                    900          747,000
                                                                                           ------------
                                                                                              1,072,000
                                                                                           ------------
TEXTILES (APPAREL)--0.1%
  Collins & Aikman Products Co. 11.50%, 4/15/06.............  B                    695          535,150
                                                                                           ------------
TRUCKS & PARTS--0.0%
  Cummins Engine, Inc. 6.45%, 3/1/05........................  BBB+                 160          142,205
                                                                                           ------------
TOTAL CORPORATE BONDS
  (Identified cost $9,039,857)..........................................................      8,605,902
                                                                                           ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--8.7%
  CS First Boston Mortgage Securities Corp. 97-C2, A3 6.55%,
    11/17/07................................................  AAA                4,200        4,233,172
  Countrywide Home Loans 00-9, A4 7.50%, 1/25/31............  AAA                3,500        3,557,120
  DLJ Commercial Mortgage Corp. 99-CG1, A1B 6.46%,
    1/10/09.................................................  Aaa(c)             3,000        3,000,000
  DLJ Commercial Mortgage Corp. 98-CF2, A1B 6.24%,
    11/12/31................................................  Aaa(c)             4,150        4,098,125
  First Union - Lehman Brothers Commercial Mortgage 97-C1, B
    7.43%, 4/18/07..........................................  Aa(c)                850          883,819
  First Union Commercial Mortgage Trust 99-C1, A2 6.07%,
    10/15/08................................................  AAA                3,000        2,944,453
  Fleet Credit Card Master Trust II, 2000-C, A 7.02%,
    2/15/08.................................................  AAA                2,000        2,079,666
  G.E. Capital Mortgage Services, Inc. 96-8, 1M 7.25%,
    5/25/26.................................................  AA                   236          233,676
  LB Commercial Conduit Mortgage Trust 98-C4, A1B 6.21%,
    10/15/08................................................  AAA                4,000        3,957,893
  LB Commercial Conduit Mortgage Trust 99-C2, A2 7.325%,
    9/15/09.................................................  Aaa(c)             1,840        1,929,700
  Lehman Large Loan 97-LLI, B 6.95%, 3/12/07................  AA+                  645          657,980
  Nationslink Funding Corp. 96-1, B 7.69%, 12/20/05.........  AA                   450          468,791
  Prudential Home Mortgage Securities 94-A 3B3, 6.799%,
    4/28/24.................................................  AA-                1,550        1,531,654
  Residential Funding Mortgage Securities I 96-S1, A11
    7.10%, 1/25/26..........................................  AAA                1,500        1,495,547
  Residential Funding Mortgage Securities I 96-S4, M1 7.25%,
    2/25/26.................................................  AA+                  940          934,895
  Securitized Asset Sales, Inc. 93-J, 2B 6.808%, 11/28/23...  AAA(c)               832          824,626
  Washington Mutual Bank 99-WM3 2A5 7.5%, 11/19/29..........  Aaa(c)             3,350        3,417,373
                                                                                           ------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $35,522,659).........................................................     36,248,490
                                                                                           ------------
FOREIGN GOVERNMENT SECURITIES--4.6%
BRAZIL--0.2%
  Republic of Brazil C Bond 8%, 4/15/14.....................  BB-                  924          715,469
                                                                                           ------------
                                                                STANDARD
                                                                & POOR'S        PAR
                                                                 RATING        VALUE
                                                              (UNAUDITED)      (000)          VALUE
                                                              ------------  ------------  --------------
BULGARIA--0.7%
  Republic of Bulgaria IAB PDI 7.75%, 7/28/11 (e)...........  B+              $  1,910     $  1,442,050
  Republic of Bulgaria FLIRB Series A 3%, 7/28/12 (e).......  B+                 1,810        1,348,450
                                                                                           ------------
                                                                                              2,790,500
                                                                                           ------------
CHILE--0.4%
  Republic of Chile 6.875%, 4/28/09.........................  A-                 1,650        1,605,618
                                                                                           ------------
COSTA RICA--0.4%
  Republic of Costa Rica 144A 9.335%, 5/15/09 (d)...........  BB                 1,755        1,785,712
                                                                                           ------------
CROATIA--0.4%
  Croatia Series B 7.75%, 7/31/06 (e).......................  BBB-                 787          755,290
  Croatia Series A 7.75%, 7/31/10 (e).......................  BBB-                 909          854,545
                                                                                           ------------
                                                                                              1,609,835
                                                                                           ------------
PANAMA--0.4%
  Republic of Panama 8.875%, 9/30/27........................  BB+                2,000        1,710,000
                                                                                           ------------
PHILIPPINES--0.7%
  Republic of Philippines 9.875%, 1/15/19...................  BB+                3,750        3,018,750
                                                                                           ------------
POLAND--1.1%
  Poland Bearer PDI 6%, 10/27/14 (e)........................  BBB+               4,780        4,600,750
                                                                                           ------------
SOUTH KOREA--0.3%
  Republic of Korea 8.875%, 4/15/08.........................  BBB                1,105        1,196,853
                                                                                           ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $18,606,248).........................................................     19,033,487
                                                                                           ------------
FOREIGN CORPORATE BONDS--2.3%
CAYMAN ISLANDS--1.6%
  Pemex Finance Ltd. 9.03%, 2/15/11.........................  BBB+               5,000        5,351,500
  Pemex Finance Ltd. 7.33%, 5/15/12.........................  AAA                1,000        1,035,980
                                                                                           ------------
                                                                                              6,387,480
                                                                                           ------------
CHILE--0.1%
  Compania Sud Americana de Vapores SA RegS 7.375%,
    12/8/03.................................................  BBB                  140          139,426
  Petropower I Funding Trust 144A 7.36%, 2/15/14 (d)........  BBB                  455          408,672
                                                                                           ------------
                                                                                                548,098
                                                                                           ------------
LUXEMBOURG--0.1%
  Tyco International Group SA 6.375%, 6/15/05...............  A-                   500          497,036
                                                                                           ------------
NETHERLANDS--0.5%
  Deutsche Telekom International Finance BV 8%, 6/15/10.....  A-                   960          978,528
  HSBC Capital Funding LP 144A 9.547%, 12/29/49 (d)(e)......  A-                   900          989,393
                                                                                           ------------
                                                                                              1,967,921
                                                                                           ------------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $9,035,343)..........................................................      9,400,535
                                                                                           ------------

                                                                               SHARES
                                                                            ------------
COMMON STOCKS--54.1%
AEROSPACE/DEFENSE--1.0%
  General Dynamics Corp...................................................      40,000        3,120,000
  Northrop Grumman Corp...................................................      14,800        1,228,400
                                                                                           ------------
                                                                                              4,348,400
                                                                                           ------------
BANKS (MAJOR REGIONAL)--2.4%
  FleetBoston Financial Corp..............................................     128,200        4,815,512
  Wells Fargo & Co........................................................      90,000        5,011,875
                                                                                           ------------
                                                                                              9,827,387
                                                                                           ------------

                       See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

                                                                               SHARES         VALUE
                                                                            ------------  --------------
BANKS (MONEY CENTER)--1.1%
  Bank of America Corp....................................................     101,400     $  4,651,725
                                                                                           ------------
BEVERAGES (NON-ALCOHOLIC)--1.9%
  PepsiCo., Inc...........................................................     156,000        7,731,750
                                                                                           ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--1.1%
  AT&T Corp.- Liberty Media Corp. Class A (b).............................      97,600        1,323,700
  Clear Channel Communications, Inc. (b)..................................      65,670        3,180,891
                                                                                           ------------
                                                                                              4,504,591
                                                                                           ------------
CHEMICALS--0.5%
  Du Pont (E.I.) de Nemours & Co..........................................      41,100        1,985,644
                                                                                           ------------
CHEMICALS (SPECIALTY)--0.2%
  Ecolab, Inc.............................................................      19,100          824,881
                                                                                           ------------
COMMUNICATIONS EQUIPMENT--0.6%
  ADTRAN, Inc. (b)........................................................      43,900          932,875
  Harris Corp.............................................................      45,800        1,402,625
                                                                                           ------------
                                                                                              2,335,500
                                                                                           ------------
COMPUTERS (HARDWARE)--1.4%
  Compaq Computer Corp....................................................     131,000        1,971,550
  International Business Machines Corp....................................      45,000        3,825,000
                                                                                           ------------
                                                                                              5,796,550
                                                                                           ------------
COMPUTERS (NETWORKING)--1.3%
  Cisco Systems, Inc. (b).................................................     137,800        5,270,850
                                                                                           ------------
COMPUTERS (SOFTWARE & SERVICES)--2.6%
  Affiliated Computer Services, Inc. (b)..................................      23,700        1,438,294
  America Online, Inc. (b)................................................      61,400        2,136,720
  American Management Systems, Inc. (b)...................................      46,000          911,375
  Microsoft Corp. (b).....................................................     146,500        6,354,437
                                                                                           ------------
                                                                                             10,840,826
                                                                                           ------------
DISTRIBUTORS (FOOD & HEALTH)--1.5%
  Cardinal Health, Inc....................................................      62,000        6,176,750
                                                                                           ------------
ELECTRIC COMPANIES--0.6%
  Duke Energy Corp........................................................      28,200        2,404,050
                                                                                           ------------
ELECTRICAL EQUIPMENT--2.6%
  General Electric Co.....................................................     229,200       10,987,275
                                                                                           ------------
ELECTRONICS (INSTRUMENTATION)--0.6%
  Waters Corp. (b)........................................................      30,800        2,571,800
                                                                                           ------------
ELECTRONICS (SEMICONDUCTORS)--0.5%
  Intel Corp..............................................................      42,600        1,280,662
  Micron Technology, Inc. (b).............................................      27,500          976,250
                                                                                           ------------
                                                                                              2,256,912
                                                                                           ------------
ENTERTAINMENT--0.8%
  Viacom, Inc. Class B (b)................................................      68,680        3,210,790
                                                                                           ------------
FINANCIAL (DIVERSIFIED)--5.5%
  American Express Co.....................................................      25,600        1,406,400
  CIT Group, Inc. (The) Class A...........................................      67,400        1,356,425
  Citigroup, Inc..........................................................     177,700        9,073,806
  Freddie Mac.............................................................      59,800        4,118,725
  Morgan Stanley Dean Witter & Co.........................................      85,600        6,783,800
                                                                                           ------------
                                                                                             22,739,156
                                                                                           ------------
FOODS--0.7%
  Dean Foods Co...........................................................      25,200          773,325
  Ralston Purina Group....................................................      45,900        1,199,137
  Suiza Foods Corp. (b)...................................................      16,300          782,400
                                                                                           ------------
                                                                                              2,754,862
                                                                                           ------------
HEALTH CARE (DIVERSIFIED)--1.9%
  Abbott Laboratories.....................................................      72,900        3,531,094

                                                                               SHARES         VALUE
                                                                            ------------  --------------
HEALTH CARE (DIVERSIFIED)--CONTINUED
  Bristol-Myers Squibb Co.................................................      61,100     $  4,517,581
                                                                                           ------------
                                                                                              8,048,675
                                                                                           ------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--2.6%
  Pfizer, Inc.............................................................     159,700        7,346,200
  QLT, Inc. (b)...........................................................      12,100          338,800
  Schering-Plough Corp....................................................      57,800        3,280,150
                                                                                           ------------
                                                                                             10,965,150
                                                                                           ------------
HEALTH CARE (GENERIC AND OTHER)--1.1%
  Alpharma, Inc. Class A..................................................      29,000        1,272,375
  King Pharmaceuticals, Inc. (b)..........................................      60,100        3,106,419
                                                                                           ------------
                                                                                              4,378,794
                                                                                           ------------
HEALTH CARE (HOSPITAL MANAGEMENT)--0.8%
  HCA-The Healthcare Co...................................................      45,500        2,002,455
  Health Management Associates, Inc. Class A (b)..........................      64,200        1,332,150
                                                                                           ------------
                                                                                              3,334,605
                                                                                           ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.9%
  Bard (C.R.), Inc........................................................      56,400        2,626,125
  Beckman Coulter, Inc....................................................      23,400          981,337
                                                                                           ------------
                                                                                              3,607,462
                                                                                           ------------
HOUSEHOLD PRODUCTS (NON-DURABLE)--0.7%
  Clorox Co. (The)........................................................      30,900        1,096,950
  Kimberly-Clark Corp.....................................................      26,100        1,845,009
                                                                                           ------------
                                                                                              2,941,959
                                                                                           ------------
INSURANCE (MULTI-LINE)--1.6%
  American International Group, Inc.......................................      68,200        6,721,962
                                                                                           ------------
MANUFACTURING (DIVERSIFIED)--2.2%
  Tyco International Ltd..................................................     166,200        9,224,100
                                                                                           ------------
OFFICE EQUIPMENT & SUPPLIES--0.3%
  Miller (Herman), Inc....................................................      40,900        1,175,875
                                                                                           ------------
OIL & GAS (DRILLING & EQUIPMENT)--2.0%
  Baker Hughes, Inc.......................................................      36,700        1,525,344
  Diamond Offshore Drilling, Inc..........................................      26,000        1,040,000
  Halliburton Co..........................................................      30,400        1,102,000
  Schlumberger Ltd........................................................      19,400        1,550,787
  Tidewater, Inc..........................................................      41,800        1,854,875
  Transocean Sedco Forex, Inc.............................................      28,000        1,288,000
                                                                                           ------------
                                                                                              8,361,006
                                                                                           ------------
OIL & GAS (EXPLORATION & PRODUCTION)--0.8%
  Anadarko Petroleum Corp.................................................      25,800        1,833,864
  Unocal Corp.............................................................      42,200        1,632,612
                                                                                           ------------
                                                                                              3,466,476
                                                                                           ------------
OIL (DOMESTIC INTEGRATED)--0.6%
  Conoco, Inc. Class A....................................................      85,100        2,435,988
                                                                                           ------------
OIL (INTERNATIONAL INTEGRATED)--1.6%
  Chevron Corp............................................................      44,400        3,749,025
  Exxon Mobil Corp........................................................      32,200        2,799,388
                                                                                           ------------
                                                                                              6,548,413
                                                                                           ------------
PAPER & FOREST PRODUCTS--0.3%
  International Paper Co..................................................      30,500        1,244,781
                                                                                           ------------
RETAIL (COMPUTERS & ELECTRONICS)--0.8%
  Tech Data Corp. (b).....................................................     124,300        3,361,927
                                                                                           ------------
RETAIL (FOOD CHAINS)--0.6%
  Safeway, Inc. (b).......................................................      38,500        2,406,250
                                                                                           ------------
RETAIL (GENERAL MERCHANDISE)--1.2%
  Wal-Mart Stores, Inc....................................................      91,800        4,876,875
                                                                                           ------------

                       See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

                                                                               SHARES         VALUE
                                                                            ------------  --------------
SAVINGS & LOAN COMPANIES--1.1%
  Golden State Bancorp, Inc...............................................      18,600     $    584,738
  Washington Mutual, Inc..................................................      73,800        3,916,013
                                                                                           ------------
                                                                                              4,500,751
                                                                                           ------------
SERVICES (COMMERCIAL & CONSUMER)--1.1%
  Cendant Corp. (b).......................................................     322,900        3,107,913
  Viad Corp...............................................................      71,400        1,642,200
                                                                                           ------------
                                                                                              4,750,113
                                                                                           ------------
SERVICES (COMPUTER SYSTEMS)--1.8%
  Computer Sciences Corp. (b).............................................      50,400        3,030,300
  Electronic Data Systems Corp............................................      76,700        4,429,425
                                                                                           ------------
                                                                                              7,459,725
                                                                                           ------------
SERVICES (DATA PROCESSING)--1.5%
  Ceridian Corp. (b)......................................................      62,000        1,236,125
  CheckFree Corp. (b).....................................................      36,800        1,564,000
  Fiserv, Inc. (b)........................................................      68,300        3,239,981
                                                                                           ------------
                                                                                              6,040,106
                                                                                           ------------
TELECOMMUNICATIONS (LONG DISTANCE)--0.3%
  WorldCom, Inc. (b)......................................................      74,800        1,051,875
                                                                                           ------------
TELEPHONE--1.4%
  SBC Communications, Inc.................................................      82,400        3,934,600
  Verizon Communications, Inc.............................................      35,900        1,799,488
                                                                                           ------------
                                                                                              5,734,088
                                                                                           ------------
TOTAL COMMON STOCKS
  (Identified cost $182,875,386)........................................................    223,856,655
                                                                                           ------------
FOREIGN COMMON STOCKS--1.0%
ELECTRICAL EQUIPMENT--0.3%
  SONY Corp. ADR (Japan)..................................................      19,000        1,325,250
                                                                                           ------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.4%
  Elan Corp. PLC ADR (Ireland) (b)........................................      35,900        1,680,569
                                                                                           ------------
OIL & GAS (DRILLING & EQUIPMENT)--0.3%
  Petroleum Geo-Services ASA ADR (Norway) (b).............................      82,200        1,094,287
                                                                                           ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $4,397,850)..........................................................      4,100,106
                                                                                           ------------

                                                                               SHARES         VALUE
                                                                            ------------  --------------
UNIT INVESTMENT TRUSTS--1.3%
  S&P 500 Depository Receipts.............................................      41,600     $  5,457,400
                                                                                           ------------
TOTAL UNIT INVESTMENT TRUSTS
  (Identified cost $5,465,926)..........................................................      5,457,400
                                                                                           ------------
TOTAL LONG-TERM INVESTMENTS--96.2%
  (Identified cost $354,903,664)........................................................    398,263,925
                                                                                           ------------

                                                                STANDARD
                                                                & POOR'S        PAR
                                                                 RATING        VALUE
                                                              (UNAUDITED)      (000)
                                                              ------------  ------------
SHORT-TERM OBLIGATIONS--3.3%
COMMERCIAL PAPER--3.3%
  Koch Industries, Inc. 6.45%, 1/2/01.......................  A-1+            $  3,470        3,469,378
  Pitney Bowes Credit Corp. 6.53%, 1/3/01...................  A-1+               3,300        3,298,803
  Kellogg Co. 6.57%. 1/5/01.................................  A-2                1,250        1,249,088
  Donnelley (R.R.) & Sons Co. 6.52%, 1/8/01.................  A-1                2,550        2,546,767
  AT&T Corp, 6.51%, 1/12/01.................................  A-1                1,050        1,048,163
  SBC Communications, Inc. 6.50%, 1/25/01...................  A-1+               2,000        1,991,333
                                                                                           ------------
                                                                                             13,603,532
                                                                                           ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $13,603,280).........................................................     13,603,532
                                                                                           ------------
TOTAL INVESTMENTS--99.5%
  (Identified cost $368,506,944)........................................................    411,867,457(a)
  Other assets and liabilities, net--0.5%...............................................      2,145,177
                                                                                           ------------
NET ASSETS--100.0%......................................................................   $414,012,634
                                                                                           ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $61,557,372 and gross depreciation of $18,574,554 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $368,884,639.
(b)  Non-income producing.
(c)  As rated by Moody's, Fitch or Duff & Phelps.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, these securities amounted to a value of $5,050,354 or 1.2% of net assets.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

                       See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS
Investment securities at value (Identified cost
  $368,506,944).............................................  $ 411,867,457
Cash........................................................          2,747
Receivables
  Interest and dividends....................................      2,560,203
  Fund shares sold..........................................        112,145
Prepaid expenses............................................          2,359
                                                              -------------
    Total assets............................................    414,544,911
                                                              -------------
LIABILITIES
Payables
  Fund shares repurchased...................................        179,329
  Investment advisory fee...................................        202,220
  Financial agent fee.......................................         27,382
  Trustees' fee.............................................            397
Accrued expenses............................................        122,949
                                                              -------------
    Total liabilities.......................................        532,277
                                                              -------------
NET ASSETS..................................................  $ 414,012,634
                                                              =============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $ 367,803,053
  Undistributed net investment income.......................        626,418
  Accumulated net realized gain.............................      2,222,650
  Net unrealized appreciation...............................     43,360,513
                                                              -------------
NET ASSETS..................................................  $ 414,012,634
                                                              =============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................     29,054,588
                                                              =============
Net asset value and offering price per share................  $       14.25
                                                              =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
  Interest..................................................  $    12,710,269
  Dividends.................................................        2,081,793
  Foreign taxes withheld....................................           (6,757)
                                                              ---------------
    Total investment income.................................       14,785,305
                                                              ---------------
EXPENSES
  Investment advisory fee...................................        2,549,014
  Financial agent fee.......................................          348,530
  Printing..................................................           73,968
  Custodian.................................................           71,235
  Professional..............................................           23,908
  Trustees..................................................            5,715
  Miscellaneous.............................................           24,191
                                                              ---------------
    Total expenses..........................................        3,096,561
                                                              ---------------
NET INVESTMENT INCOME.......................................       11,688,744
                                                              ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................       39,681,266
  Net change in unrealized appreciation (depreciation) on
    investments.............................................      (49,097,278)
                                                              ---------------
NET LOSS ON INVESTMENTS.....................................       (9,416,012)
                                                              ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $     2,272,732
                                                              ===============

                       See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED      YEAR ENDED
                                                                12/31/00        12/31/99
                                                              ------------  ----------------
FROM OPERATIONS
  Net investment income (loss)..............................  $ 11,688,744    $ 10,450,240
  Net realized gain (loss)..................................    39,681,266      25,038,426
  Net change in unrealized appreciation (depreciation)......   (49,097,278)     14,475,995
                                                              ------------    ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................     2,272,732      49,964,661
                                                              ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................   (11,570,242)    (10,436,738)
  Net realized gains........................................   (42,403,667)    (23,588,155)
                                                              ------------    ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................   (53,973,909)    (34,024,893)
                                                              ------------    ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,631,276 and 2,823,884
    shares, respectively)...................................    26,157,958      44,863,751
  Net asset value of shares issued from reinvestment of
    distributions(3,666,338 and 2,122,394 shares,
    respectively)...........................................    53,973,909      34,024,893
  Cost of shares repurchased (5,700,696 and 6,225,713
    shares, respectively)...................................   (91,126,573)    (99,016,572)
                                                              ------------    ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................   (10,994,706)    (20,127,928)
                                                              ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................   (62,695,883)     (4,188,160)
NET ASSETS
  Beginning of period.......................................   476,708,517     480,896,677
                                                              ------------    ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $626,418 AND $510,785, RESPECTIVELY)...  $414,012,634    $476,708,517
                                                              ============    ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------------
                                                    2000       1999          1998         1997         1996
                                                  --------  ----------     --------     --------     --------
Net asset value, beginning of period.........     $ 16.18    $ 15.65       $ 14.12      $ 13.65      $ 13.63
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...............        0.44       0.36          0.29         0.32         0.32
  Net realized and unrealized gain (loss)....       (0.33)      1.36          2.57         2.46         0.91
                                                  -------    -------       -------      -------      -------
    TOTAL FROM INVESTMENT OPERATIONS.........        0.11       1.72          2.86         2.78         1.23
                                                  -------    -------       -------      -------      -------
LESS DISTRIBUTIONS
  Dividends from net investment income.......       (0.43)     (0.36)        (0.28)       (0.33)       (0.31)
  Dividends from net realized gains..........       (1.61)     (0.83)        (1.05)       (1.98)       (0.90)
                                                  -------    -------       -------      -------      -------
    TOTAL DISTRIBUTIONS......................       (2.04)     (1.19)        (1.33)       (2.31)       (1.21)
                                                  -------    -------       -------      -------      -------
CHANGE IN NET ASSET VALUE....................       (1.93)      0.53          1.53         0.47         0.02
                                                  -------    -------       -------      -------      -------
NET ASSET VALUE, END OF PERIOD...............     $ 14.25    $ 16.18       $ 15.65      $ 14.12      $ 13.65
                                                  =======    =======       =======      =======      =======
Total return.................................        0.58%     11.26%        20.79%       20.73%        9.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)........     $414,013  $476,709       $480,897     $429,002     $374,244
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses.........................        0.70%      0.70%         0.68%        0.71%        0.70%
  Net investment income......................        2.65%      2.21%         1.97%        2.09%        2.26%
Portfolio turnover rate......................          60%        65%          139%         368%         287%

                       See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES

    Global value stocks, as measured by the MSCI World Value Index(1), were basically flat (up 0.1%) during 2000 while the broader MSCI World Index(2) fell 13.2%. Despite a very weak start to the year, classic value stocks rallied after the technology bubble burst in March. Since then, there has been enormous volatility in world stock markets, sparked in large part by fears that an abrupt slowdown in the U.S. economy will spread globally.

    In this environment, the Global Value Series has outpaced its benchmark since its inception on November 20, 2000. The Series returned 4.35% while the MSCI World Value index returned 4.1%. Bernstein uses in-depth company research to find stocks priced low relative to their long-term cash-flow potential. This enables value investors to benefit from price distortions caused by investors' overreactions to short-term events.

    We have positioned the series' portfolio to exploit a number of attractive value opportunities that have arisen due to investor fears. In our view, the markets in Europe and Asia are less exposed to a U.S. economic slowdown than widely believed: Exports to the U.S. are a relatively small part of their overall economies, and capital spending has been far below the technology-driven excesses of the U.S. In particular, we believe the earnings-growth prospects for many cyclical companies are much stronger than implied by their stock prices, and have overweighted these stocks in the Series' portfolio.

    Within the U.S., we remain confident in the long-term strength of resources companies. Unlike previous business cycles, these companies are entering the slowdown with tight capacity, which should make the earnings impact of the slowdown relatively mild--and the rebound in earnings, when it comes, is likely to be both rapid and steep. At current low prices, we find these stocks very attractive.

    However, there are several countries and sectors that we find less attractive. The earnings outlook for Japanese stocks remains cloudy, so we have underweighted Japan in the portfolio. And although the valuations of technology stocks have come down sharply from their highs, most remain extremely expensive relative to our estimates of their earnings potential. The Series is underweighted in technology, media and telecom companies closely aligned with the Internet.

    Despite the outperformance of value stocks in the past year, the valuation gap between the cheapest and most expensive stocks remains high by historical standards, and we believe the rebound for value has just begun.

(1) The MSCI World Value Index is an unmanaged, commonly used measure of global value-oriented stock total return performance.

(2) The MSCI World Value Index is an unmanaged, commonly used measure of global stock total return performance.

The indices are not available for direct investment.

                 PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000


                                                                           SHARES     VALUE
                                                                          --------  ----------
DOMESTIC COMMON STOCKS--48.3%
UNITED STATES--48.3%
  AMR Corp. (Airlines) (b)..............................................       600  $   23,512
  AT&T Corp. (Telecommunications (Long Distance)).......................     1,700      29,431
  Abbott Laboratories (Health Care (Diversified)).......................       900      43,594
  Adaptec, Inc. (Electronics (Semiconductors)) (b)......................       400       4,100
  Air Products & Chemicals, Inc. (Chemicals)............................       600      24,600
  AmSouth Bancorp. (Banks (Major Regional)).............................     1,200      18,300
  Amerada Hess Corp. (Oil (Domestic Integrated))........................       300      21,919
  America Online, Inc. (Computers (Software & Services)) (b)............
                                                                               500      17,400
  American Electric Power Co., Inc. (Electric Companies)................       500      23,250
  American Express Co. (Financial (Diversified))........................       150       8,241
  American Home Products Corp. (Health Care (Diversified))..............
                                                                               150       9,533
  American International Group, Inc. (Insurance (Multi-Line))...........
                                                                               600      59,138
  American Standard Cos., Inc. (Manufacturing (Diversified)) (b)........
                                                                               250      12,328
  Amgen, Inc. (Biotechnology) (b).......................................       100       6,394
  Aon Corp. (Insurance Brokers).........................................       700      23,975
  Archer-Daniels-Midland Co. (Agricultural Products)....................     1,700      25,500
  Arrow Electronics, Inc. (Electronics (Component Distributors)) (b)....
                                                                               400      11,450
  Ashland, Inc. (Oil & Gas (Refining & Marketing))......................       550      19,740
  AutoZone, Inc. (Retail (Specialty)) (b)...............................       400      11,400
  Avnet, Inc. (Electronics (Component Distributors))....................       400       8,600
  Bank of America Corp. (Banks (Money Center))..........................     1,000      45,875
  Bank One Corp. (Banks (Major Regional))...............................       900      32,962
  Bausch & Lomb, Inc. (Health Care (Medical Products & Supplies)).......
                                                                               200       8,088
  Becton, Dickinson and Co. (Health Care (Medical Products &
    Supplies))..........................................................       600      20,775
  BellSouth Corp. (Telephone)...........................................       250      10,234
  Bemis Co., Inc. (Containers & Packaging (Paper))......................       200       6,712
  Bergen Brunswig Corp. Class A (Distributors (Food & Health))..........
                                                                               500       7,915
  Black & Decker Corp. (The) (Hardware & Tools).........................       300      11,775
  Block (H&R), Inc. (Services (Commercial & Consumer))..................       400      16,550
  Boston Scientific Corp. (Health Care (Medical Products &
    Supplies)) (b)......................................................     1,200      16,425
  Briggs & Stratton Corp. (Manufacturing (Specialized)).................       200       8,875
  Bristol-Myers Squibb Co. (Health Care (Diversified))..................       400      29,575
  Brunswick Corp. (Leisure Time (Products)).............................       300       4,931
  Burlington Northern Santa Fe Corp. (Railroads)........................       800      22,650
  CMS Energy Corp. (Electric Companies).................................       500      15,844
  Cabot Corp. (Chemicals)...............................................       250       6,594
  Caterpillar, Inc. (Machinery (Diversified))...........................       600      28,388
  Centex Corp. (Homebuilding)...........................................       250       9,391
  Charter One Financial, Inc. (Savings & Loan Companies)................       800      23,100
  Chase Manhattan Corp. (The) (Banks (Money Center))....................       900      40,894
  Chevron Corp. (Oil (International Integrated))........................       400      33,775
  Chubb Corp. (The) (Insurance (Property-Casualty)).....................       250      21,625
  Cinergy Corp. (Electric Companies)....................................       500      17,562
  Cisco Systems, Inc. (Computers (Networking)) (b)......................     2,100      80,325
  Citigroup, Inc. (Financial (Diversified)).............................     1,200      61,275
  Coca-Cola Co. (The) (Beverages (Non-Alcoholic)).......................       600      36,562
  Coca-Cola Enterprises, Inc. (Beverages (Non-Alcoholic))...............       700      13,300
  Comerica, Inc. (Banks (Major Regional))...............................       400      23,750
  ConAgra Foods, Inc. (Foods)...........................................       900      23,400
  Conoco, Inc. Class A (Oil (Domestic Integrated))......................       700      20,038
  Consolidated Edison, Inc. (Electric Companies)........................       600      23,100
  Cooper Industries, Inc. (Electrical Equipment)........................       400      18,375
  Creative Technology Ltd...............................................       600       6,675
  DQE, Inc. (Electric Companies)........................................       250       8,187
  Dana Corp. (Auto Parts & Equipment)...................................       600       9,187

                                                                           SHARES     VALUE
                                                                          --------  ----------
UNITED STATES--CONTINUED
  Deere & Co. (Machinery (Diversified)).................................       600  $   27,488
  Delphi Automotive Systems Corp. (Auto Parts & Equipment)..............
                                                                             1,400      15,750
  Dow Chemical Co. (The) (Chemicals)....................................       600      21,975
  Du Pont (E.I.) de Nemours & Co. (Chemicals)...........................       800      38,650
  EMC Corp. (Computers (Peripherals)) (b)...............................       500      33,250
  Eastman Chemical Co. (Chemicals)......................................       300      14,625
  Eaton Corp. (Manufacturing (Diversified)).............................       250      18,797
  Edison International (Electric Companies).............................     1,250      19,531
  Enron Corp. (Natural Gas).............................................        50       4,156
  Exxon Mobil Corp. (Oil (International Integrated))....................     1,200     104,325
  FMC Corp. (Chemicals (Diversified)) (b)...............................       125       8,961
  Fannie Mae (Financial (Diversified))..................................       125      10,844
  Federated Department Stores, Inc. (Retail (Department Stores)) (b)....
                                                                               500      17,500
  First Union Corp. (Banks (Money Center))..............................     1,000      27,812
  FirstEnergy Corp. (Electric Companies)................................       500      15,781
  FleetBoston Financial Corp. (Banks (Major Regional))..................       600      22,537
  Fortune Brands, Inc. (Housewares).....................................       600      18,000
  GPU, Inc. (Electric Companies)........................................       300      11,044
  General Electric Co. (Electrical Equipment)...........................     3,100     148,606
  Georgia-Pacific Group (Paper & Forest Products).......................       700      21,788
  Golden West Financial Corp. (Savings & Loan Companies)................
                                                                               300      20,250
  Goodrich (B.F.) Co. (The) (Aerospace/Defense).........................       400      14,550
  Goodyear Tire & Rubber Co. (The) (Auto Parts & Equipment).............
                                                                               600      13,794
  Great Lakes Chemical Corp (Chemicals (Specialty)).....................       200       7,437
  Heinz (H.J.) Co. (Foods)..............................................       500      23,719
  Hewlett-Packard Co. (Computers (Hardware))............................       700      22,094
  Hilton Hotels Corp. (Lodging-Hotels)..................................     1,400      14,700
  Home Depot, Inc. (The) (Retail (Building Supplies))...................       300      13,706
  Hormel Foods Corp. (Foods)............................................       500       9,312
  Household International, Inc. (Consumer Finance)......................       125       6,875
  Huntington Bancshares, Inc. (Banks (Major Regional))..................     1,000      16,187
  ITT Industries, Inc. (Manufacturing (Diversified))....................       300      11,625
  Ingersoll-Rand Co. (Machinery (Diversified))..........................       500      20,938
  Intel Corp. (Electronics (Semiconductors))............................     1,900      57,119
  International Business Machines Corp. (Computers (Hardware))..........
                                                                               600      51,000
  International Flavors & Fragrances, Inc. (Chemicals (Specialty))......
                                                                               400       8,125
  International Paper Co. (Paper & Forest Products).....................       700      28,569
  Johnson & Johnson (Health Care (Diversified)).........................       300      31,519
  Johnson Controls, Inc. (Manufacturing (Diversified))..................       300      15,600
  Kerr-McGee Corp. (Oil & Gas (Exploration & Production))...............
                                                                               175      11,714
  KeyCorp (Banks (Major Regional))......................................       900      25,200
  Leggett & Platt, Inc. (Household Furnishings & Appliances)............
                                                                               800      15,150
  Lilly (Eli) & Co. (Health Care (Drugs-Major Pharmaceuticals)).........
                                                                               200      18,613
  Limited, Inc. (The) (Retail (Specialty-Apparel))......................     1,200      20,475
  Lincoln National Corp. (Insurance (Life/Health))......................       400      18,925
  Litton Industries, Inc. (Electronics (Defense)) (b)...................       175      13,770
  Lucent Technologies, Inc. (Communications Equipment)..................       300       4,050
  Masco Corp. (Building Materials)......................................     1,100      28,256
  May Department Stores Co. (The) (Retail (Department Stores))..........
                                                                               700      22,925
  Maytag Corp. (Household Furnishings & Appliances).....................       300       9,694
  Mead Corp. (The) (Paper & Forest Products)............................       400      12,550
  Medtronic, Inc. (Health Care (Medical Products & Supplies))...........
                                                                               100       6,038
  Merck & Co., Inc. (Health Care (Drugs-Major Pharmaceuticals)).........
                                                                               600      56,175

                       See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES

                                                                           SHARES     VALUE
                                                                          --------  ----------
UNITED STATES--CONTINUED
  Microsoft Corp. (Computers (Software & Services)) (b).................     1,500  $   65,062
  Millennium Chemicals, Inc. (Chemicals (Specialty))....................       650      11,781
  National City Corp. (Banks (Major Regional))..........................     1,000      28,750
  Norfolk Southern Corp. (Railroads)....................................     1,300      17,306
  Northrop Grumman Corp. (Aerospace/Defense)............................       200      16,600
  Nucor Corp. (Iron & Steel)............................................       300      11,906
  Occidental Petroleum Corp. (Oil (Domestic Integrated))................     1,000      24,250
  Office Depot, Inc. (Retail (Specialty)) (b)...........................     2,900      20,663
  Old Republic International Corp. (Insurance (Property-Casualty))......
                                                                               500      16,000
  Oracle Corp. (Computers (Software & Services)) (b)....................     1,300      37,781
  PACCAR, Inc. (Trucks & Parts).........................................       300      14,775
  PG&E Corp. (Electric Companies).......................................       950      19,000
  PPG Industries, Inc. (Chemicals (Diversified))........................       500      23,156
  Pall Corp. (Manufacturing (Specialized))..............................       500      10,656
  Parker-Hannifin Corp. (Manufacturing (Diversified))...................       500      22,063
  Pfizer, Inc. (Health Care (Drugs-Major Pharmaceuticals))..............     1,800      82,800
  Pharmacia Corp. (Health Care (Drugs-Major Pharmaceuticals))...........
                                                                               150       9,150
  Philip Morris Cos., Inc. (Tobacco)....................................     1,325      58,300
  Phillips Petroleum Co. (Oil (Domestic Integrated))....................       300      17,063
  Praxair, Inc. (Chemicals).............................................       600      26,625
  Procter & Gamble Co. (The) (Household Products (Non-Durable)).........
                                                                               200      15,688
  Puget Sound Energy, Inc. (Electric Companies).........................       300       8,344
  QUALCOMM, Inc. (Communications Equipment) (b).........................        50       4,109
  Qwest Communications International, Inc. (Telephone) (b)..............       150       6,150
  Regions Financial Corp. (Banks (Major Regional))......................       800      21,850
  SBC Communications, Inc. (Telephone)..................................       900      42,975
  SUPERVALU, Inc. (Distributors (Food & Health))........................       500       6,937
  Sherwin-Williams Co. (The) (Retail (Building Supplies))...............       600      15,788
  Smurfit-Stone Container Corp. (Paper & Forest Products) (b)...........
                                                                               800      11,950
  Snap-on, Inc. (Auto Parts & Equipment)................................       250       6,969
  Sonoco Products (Containers & Packaging (Paper))......................       900      19,462
  SouthTrust Corp. (Banks (Major Regional)).............................       600      24,412
  St. Paul Cos., Inc. (The) (Insurance (Property-Casualty)).............       400      21,725
  Summit Bancorp (Banks (Major Regional))...............................       300      11,456
  Sunoco, Inc. (Oil & Gas (Refining & Marketing)).......................       300      10,106
  SunTrust Banks, Inc. (Banks (Major Regional)).........................       500      31,500
  TJX Cos., Inc. (The) (Retail (Specialty-Apparel)).....................       700      19,425
  TRW, Inc. (Auto Parts & Equipment)....................................       500      19,375
  Tech Data Corp. (Retail (Computers & Electronics)) (b)................       200       5,409
  Temple-Inland, Inc. (Containers & Packaging (Paper))..................       200      10,725
  Texas Instruments, Inc. (Electronics (Semiconductors))................       200       9,475
  Textron, Inc. (Manufacturing (Diversified))...........................       400      18,600
  Time Warner, Inc. (Entertainment).....................................       200      10,448
  Tosco Corp. (Oil & Gas (Refining & Marketing))........................       600      20,363
  U.S. Bancorp (Banks (Major Regional)).................................     1,000      29,187
  Union Carbide Corp. (Chemicals).......................................       400      21,525
  Union Pacific Corp. (Railroads).......................................       500      25,375
  Union Planters Corp. (Banks (Major Regional)).........................       500      17,875
  V. F. Corp. (Textiles (Apparel))......................................       400      14,496
  Verizon Communications, Inc. (Telephone)..............................       600      30,075
  Viacom, Inc. Class B (Entertainment) (b)..............................       200       9,350
  Visteon Corp. (Auto Parts & Equipment)................................       500       5,750
  Vulcan Materials Co. (Construction (Cement & Aggregates)).............
                                                                               400      19,150
  Wachovia Corp. (Banks (Major Regional))...............................       400      23,250
  Wal-Mart Stores, Inc. (Retail (General Merchandise))..................     1,200      63,750
  Walt Disney Co. (The) (Entertainment).................................       150       4,341
  Washington Mutual, Inc. (Savings & Loan Companies)....................       600      31,838
  Wells Fargo & Co. (Banks (Major Regional))............................       175       9,745
  Westvaco Corp. (Paper & Forest Products)..............................       400      11,675
  Whirlpool Corp. (Household Furnishings & Appliances)..................       300      14,306
  WorldCom, Inc. (Telecommunications (Long Distance)) (b)...............
                                                                             2,600      36,563

                                                                           SHARES     VALUE
                                                                          --------  ----------
UNITED STATES--CONTINUED
  Xcel Energy, Inc. (Electric Companies)................................       700  $   20,344
                                                                                    ----------
TOTAL DOMESTIC COMMON STOCKS
  (Identified cost $3,595,041)....................................................   3,714,691
                                                                                    ----------
FOREIGN COMMON STOCKS--44.8%
AUSTRALIA--1.1%
  ANZ Bank (Banks (Money Center)).......................................     2,500      19,975
  Amcor Ltd. (Containers & Packaging (Paper))...........................     3,000       8,743
  CSR Ltd. (Construction (Cement & Aggregates)).........................     3,600       9,360
  Cable & Wireless Optus Ltd. (Telecommunications (Long
    Distance)) (b)......................................................     3,400       7,028
  Coles Myer Ltd. (Retail (Food Chains))................................     4,500      17,443
  M.I.M. Holdings Ltd. (Metals Mining)..................................    14,500       9,346
  St. George Bank Ltd. (Banks (Major Regional)).........................     1,200       9,149
                                                                                    ----------
                                                                                        81,044
                                                                                    ----------
AUSTRIA--1.0%
  BA Holding AG (Banks (Money Center))..................................       550      30,259
  Erste Bank der oesterreichischen Sparkassen AG (Banks (Money
    Center))............................................................       300      13,519
  OMV AG (Oil & Gas (Refining & Marketing)).............................       150      11,618
  Voest-Alpine Stahl AG (Iron & Steel)..................................       500      13,848
  Wienerberger Baustoffindustrie AG (Building Materials)................       450       8,082
                                                                                    ----------
                                                                                        77,326
                                                                                    ----------
CANADA--4.4%
  Abitibi-Consolidated, Inc. (Paper & Forest Products)..................     1,700      15,619
  BCE, Inc. (Telecommunications (Long Distance))........................       300       8,648
  Bank of Montreal (Banks (Money Center))...............................       500      26,165
  Bank of Nova Scotia (Banks (Money Center))............................       800      23,009
  Bombardier, Inc. Class B (Aerospace/Defense)..........................     1,000      15,413
  Canadian National Railway Co. (Railroads).............................       300       8,858
  Canadian Pacific Ltd. (Railroads).....................................       400      11,385
  Canfor Corp. (Paper & Forest Products)................................     1,500       9,887
  Creo Products, Inc. (Services (Commercial & Consumer))................
                                                                             1,100      22,520
  Hudson's Bay Co. (Retail (Department Stores)).........................     2,300      22,510
  Husky Energy, Inc. (Oil & Gas (Exploration & Production)).............
                                                                             1,500      14,880
  Leitch Technology Corp. (Communications Equipment)....................     1,500      24,817
  Manulife Financial Corp. (Insurance (Life/Health))....................       900      28,132
  National Bank of Canada (Banks (Money Center))........................     1,100      19,481
  Nortel Networks Corp. (Communications Equipment)......................     1,750      56,216
  Quebecor, Inc. Class B (Specialty Printing)...........................     1,000      16,644
  Talisman Energy, Inc. (Oil & Gas (Exploration & Production))..........
                                                                               400      14,820
                                                                                    ----------
                                                                                       339,004
                                                                                    ----------
FRANCE--4.3%
  Accor SA (Lodging-Hotels).............................................       300      12,674
  Alcatel SA Class A (Communications Equipment).........................       400      22,720
  Assurances Generales de France (Insurance (Multi-Line))...............       200      13,895
  Aventis SA (Health Care (Drugs-Major Pharmaceuticals))................       400      35,113
  BNP Paribas SA (Banks (Money Center)).................................       250      21,945
  Bull SA (Computers (Hardware))........................................     2,000       9,182
  Cap Gemini SA (Computers (Software & Services)).......................        70      11,291
  Compagnie de Saint-Gobain (Containers & Packaging (Paper))............
                                                                               150      23,560
  Etablissements Economiques du Casino Guichard-Perrachon SA (Retail
    (Food Chains))......................................................       100      10,083
  France Telecom SA (Telecommunications (Long Distance))................
                                                                               200      17,265
  Lagardere SCA (Publishing)............................................       300      17,406
  PSA Peugeot Citroen (Automobiles).....................................        60      13,649
  Pernod Ricard SA (Beverages (Alcoholic))..............................       150      10,351
  SEB SA (Household Furnishings & Appliances)...........................       200      10,881
  Sanofi-Synthelabo SA (Health Care (Drugs-Major Pharmaceuticals))......
                                                                               150       9,999
  Societe Generale Class A (Banks (Money Center)).......................       200      12,430

                       See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES

                                                                           SHARES     VALUE
                                                                          --------  ----------
FRANCE--CONTINUED
  Suez Lyonnaise des Eaux SA (Engineering & Construction)...............
                                                                                50  $    9,130
  TotalFinaElf SA (Oil & Gas (Refining & Marketing))....................       260      38,665
  Usinor SA (Iron & Steel)..............................................     1,400      18,480
  Vivendi Universal SA (Broadcasting (Television, Radio & Cable)).......
                                                                               200      13,163
                                                                                    ----------
                                                                                       331,882
                                                                                    ----------
GERMANY--4.9%
  Allianz AG Registered Shares (Insurance (Multi-Line)).................        30      11,286
  BASF AG (Chemicals (Diversified)).....................................       400      18,195
  Bayer AG (Chemicals (Diversified))....................................       200      10,534
  Bayerische Hypo-und Vereinsbank AG (Banks (Money Center)).............
                                                                               450      25,264
  Celanese AG (Chemicals (Specialty))...................................       850      15,402
  Continental AG (Auto Parts & Equipment)...............................       600       9,520
  Deutsche Bank AG Registered Shares (Banks (Money Center)).............
                                                                               150      12,505
  Deutsche Telekom AG Registered Shares (Telecommunications (Long
    Distance))..........................................................     1,200      36,164
  Dresdner Bank AG (Banks (Money Center))...............................       550      23,908
  E.On AG (Manufacturing (Diversified)).................................       500      30,419
  Gehe AG (Health Care (Medical Products & Supplies))...................       300      11,477
  Hannover Rueckversicherungs AG Registered Shares (Insurance
    (Property-Casualty))................................................       150      13,379
  Heidelberger Zement AG (Construction (Cement & Aggregates))...........
                                                                               200       9,107
  IKB Deutsche IndustrieBank AG (Banks (Major Regional))................
                                                                               850      12,848
  KarstadtQuelle AG (Retail (Department Stores))........................       450      13,942
  MAN AG (Manufacturing (Diversified))..................................       300       7,605
  Merck KGaA (Health Care (Drugs-Major Pharmaceuticals))................
                                                                               200       8,825
  Muenchener Rueckversicherungs-Gesellschaft AG Registered Shares
    (Insurance (Multi-Line))............................................        80      28,541
  RWE AG (Manufacturing (Diversified))..................................       250       8,109
  Siemens AG (Manufacturing (Diversified))..............................       450      58,830
  Volkswagen AG (Automobiles)...........................................       200      10,590
                                                                                    ----------
                                                                                       376,450
                                                                                    ----------
ITALY--3.1%
  Assicurazioni Generali SPA (Insurance (Life/Health))..................       400      15,885
  Banca Nazionale del Lavoro (Banks (Money Center)).....................     3,000       8,083
  Banca Popolare di Bergamo-Credito Varesino Scrl (Banks (Major
    Regional))..........................................................       500       9,816
  Banca Popolare di Milano Scrl (Banks (Major Regional))................     2,000       9,952
  Benetton Group SPA (Textiles (Apparel))...............................     5,000      10,421
  ENI SPA (Oil (Domestic Integrated))...................................     5,000      31,921
  Enel SPA (Electric Companies).........................................     5,300      20,600
  Fiat SPA (Automobiles)................................................       400       9,862
  La Rinascente SPA (Retail (Food Chains))..............................     1,500       8,858
  Riunione Adriatica di Sicurta SPA (Insurance (Multi-Line))............
                                                                               800      12,475
  San Paolo - IMI SPA (Banks (Money Center))............................     1,800      29,100
  Societa Assicuratrice Industriale SPA (Insurance (Multi-Line))........
                                                                               500       9,909
  Telecom Italia Mobile SPA (Telecommunications (Cellular/ Wireless))...
                                                                             3,500      27,931
  Telecom Italia SPA (Telecommunications (Long Distance))...............
                                                                             2,800      30,967
                                                                                    ----------
                                                                                       235,780
                                                                                    ----------
JAPAN--6.9%
  Akita Bank Ltd. (The) (Banks (Major Regional))........................     2,000       7,233
  Asahi Glass Co. Ltd. (Chemicals (Specialty))..........................     1,000       8,257
  Bank of Tokyo-Mitsubishi Ltd. (The) (Banks (Money Center))............
                                                                             1,000       9,956
  Canon Sales Co., Inc. (Electronics (Component Distributors))..........
                                                                             1,000      11,743

                                                                           SHARES     VALUE
                                                                          --------  ----------
JAPAN--CONTINUED
  Chiba Bank Ltd. (The) (Banks (Money Center))..........................     2,000  $    7,863
  Dai Nippon Printing Co. Ltd. (Specialty Printing).....................     1,000      14,895
  Daicel Chemical Industries Ltd. (Chemicals (Specialty))...............     4,000      12,154
  Daitio Trust Construction Co. Ltd. (Engineering & Construction).......
                                                                               500       8,975
  Daiwa House Industry Co. Ltd. (Homebuilding)..........................     2,000      12,434
  Fujitsu Ltd. (Computers (Hardware))...................................     1,000      14,746
  Futaba Corp. (Manufacturing (Diversified))............................       300       9,273
  Higo Bank Ltd. (The) (Banks (Major Regional)).........................     2,000       7,320
  Hitachi Ltd. (Manufacturing (Diversified))............................     2,000      17,828
  Honda Motor Co. Ltd. (Automobiles)....................................     1,000      37,303
  House Foods Corp. (Foods).............................................     1,000      13,047
  Kansai Paint Co. Ltd. (Chemicals (Specialty)).........................     5,000      15,280
  Kubota (Manufacturing (Diversified))..................................     3,000       9,142
  Kuraya Sanseido, Inc. (Health Care (Medical Products & Supplies)).....
                                                                             1,900      15,207
  Matsushita Electric Industrial Co. Ltd. (Electronics (Component
    Distributors))......................................................     1,000      23,905
  Mitsubishi Corp. (Distributors (Food & Health)).......................     1,000       7,373
  Mitsubishi Heavy Industries Ltd. (Machinery (Diversified))............
                                                                             4,000      17,443
  Mitsui Fudosan Co. Ltd. (Financial (Diversified)).....................     1,000       9,939
  Mitsui Petrochem (Chemicals (Specialty))..............................     2,000       9,685
  NEC Corp. (Electronics (Component Distributors))......................     1,000      18,301
  Nichicon Corp. (Electrical Equipment).................................       500       6,918
  Nippon Telegraph & Telephone Corp. (Telecommunications (Long
    Distance))..........................................................        10       7,207
  Nomura Securities Co. Ltd. (The) (Investment Banking/ Brokerage)......
                                                                             1,000      17,995
  Sakura Bank Ltd. (The) (Banks (Money Center)).........................     2,000      12,084
  Sony Corp. (Household Furnishings & Appliances).......................       200      13,835
  Sumitomo Rubber Industries Ltd. (Auto Parts & Equipment)..............
                                                                             2,000       8,371
  Sumitomo Trust and Banking Co. Ltd. (The) (Banks (Money Center))......
                                                                             2,000      13,608
  Tohoku Electric Power Co., Inc. (Electric Companies)..................     1,400      18,720
  Tokai Bank Ltd. (The) (Banks (Money Center))..........................     3,000      13,003
  Tokyo Electric Power Co., Inc. (The) (Electric Companies).............
                                                                               700      17,377
  TonenGeneral Sekiyu K.K. (Oil & Gas (Refining & Marketing))...........
                                                                             2,000      10,788
  Toppan Printing Co. Ltd. (Specialty Printing).........................     1,000       8,713
  Toshiba Corp. (Electronics (Component Distributors))..................     2,000      13,380
  Toyota Motor Corp. (Automobiles)......................................       800      25,569
  Yahama Corp. (Leisure Time (Products))................................     2,000      19,615
                                                                                    ----------
                                                                                       526,485
                                                                                    ----------
NETHERLANDS--4.0%
  DSM NV (Chemicals (Specialty))........................................       600      21,017
  ING Groep NV (Financial (Diversified))................................     1,700     135,791
  Koninklijke (Royal) Philips Electronics NV (Electronics (Component
    Distributors))......................................................     1,300      47,624
  Royal Dutch Petroleum Co. (Oil (Domestic Integrated)).................     1,450      88,840
  Wereldhave NV (Financial (Diversified))...............................       250      12,205
                                                                                    ----------
                                                                                       305,477
                                                                                    ----------
NEW ZEALAND--0.8%
  Carter Holt Harvey Ltd. (Paper & Forest Products).....................    21,000      15,240
  Telecom Corporation of New Zealand Ltd. (Telecommunications (Long
    Distance))..........................................................    22,603      48,109
                                                                                    ----------
                                                                                        63,349
                                                                                    ----------
PORTUGAL--0.7%
  Banco Espirito Santo (Banks (Major Regional)).........................     1,200      20,166
  Electricidade de Portugal SA (Electric Companies).....................     8,400      27,760
  Portucel Industrial - Empresa Produtora de Celulose SA (Paper & Forest
    Products)...........................................................     1,700      11,571
                                                                                    ----------
                                                                                        59,497
                                                                                    ----------

                       See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES

                                                                           SHARES     VALUE
                                                                          --------  ----------
SINGAPORE--0.4%
  Keppel Corp. Ltd. (Financial (Diversified))...........................     4,000  $    7,797
  Keppel Land Ltd. (Financial (Diversified))............................     6,000       9,515
  Keppel Tatlee Bank Ltd. (Financial (Diversified)).....................     6,000       7,924
  Overseas Union Bank Ltd. (Banks (Major Regional)).....................     2,000       9,342
                                                                                    ----------
                                                                                        34,578
                                                                                    ----------
SPAIN--1.3%
  Banco Santander Central Hispano SA (Banks (Money Center)).............
                                                                             4,300      46,022
  Iberdrola SA (Electric Companies).....................................     1,000      12,534
  Repsol YPF SA (Oil & Gas (Refining & Marketing))......................       800      12,783
  Telefonica SA (Telecommunications (Long Distance)) (b)................     1,900      31,395
                                                                                    ----------
                                                                                       102,734
                                                                                    ----------
SWITZERLAND--2.6%
  Nestle SA Registered Shares (Foods)...................................        19      44,320
  Novartis AG Registered Shares (Health Care (Drugs-Major
    Pharmaceuticals))...................................................        55      97,239
  UBS AG Registered Shares (Banks (Money Center)).......................       300      48,966
  Valora Holding AG (Retail (Specialty))................................        50      10,691
                                                                                    ----------
                                                                                       201,216
                                                                                    ----------
UNITED KINGDOM--9.3%
  AWG PLC (Water Utilities).............................................     1,700      14,856
  Alliance & Leicester PLC (Banks (Major Regional)).....................     3,400      34,537
  Allied Domecq PLC (Beverages (Alcoholic)).............................     1,300       8,583
  AstraZeneca Group PLC (Health Care (Drugs-Major Pharmaceuticals)).....
                                                                               600      30,250
  BAE Systems PLC (Aerospace/Defense)...................................     1,500       8,560
  BP Amoco PLC (Oil (Domestic Integrated))..............................     5,000      40,333
  Bank of Scotland (Banks (Money Center))...............................     4,800      50,228
  British Airways PLC (Airlines)........................................     2,000      11,667
  British American Tobacco PLC (Tobacco)................................     3,200      24,367
  British Sky Broadcasting Group PLC (Broadcasting (Television, Radio &
    Cable)).............................................................       500       8,373
  British Telecommunications PLC (Telecommunications (Long Distance))...
                                                                             3,900      33,324
  Brixton Estate PLC (Financial (Diversified))..........................     2,200       7,937
  CGNU PLC (Insurance (Multi-Line)).....................................     2,000      32,326
  Cable & Wireless PLC (Telecommunications (Long Distance)).............
                                                                               600       8,093
  Debenhams PLC (Retail (Department Stores))............................     2,100       9,066
  Diageo PLC (Beverages (Alcoholic))....................................       800       8,963
  Electrocomponents PLC (Distributors (Food & Health))..................       900       8,900

                                                                           SHARES     VALUE
                                                                          --------  ----------
UNITED KINGDOM--CONTINUED
  GlaxoSmithKline PLC (Health Care (Drugs-Major
    Pharmaceuticals)) (b)...............................................     1,446  $   40,782
  HSBC Holdings PLC (Financial (Diversified))...........................     1,000      14,714
  Imperial Chemical Industries PLC (Chemicals (Diversified))............
                                                                             1,700      14,018
  Marks & Spencer PLC (Retail (Department Stores))......................     5,400      15,004
  Mersey Docks & Harbour Co. (Shipping).................................     1,400      11,115
  Morgan Crucible Co. PLC (Chemicals (Specialty)).......................     2,000       8,858
  Pennon Group PLC (Water Utilities)....................................       800       7,768
  Persimmon PLC (Homebuilding)..........................................     2,200       8,002
  Rank Group PLC (Entertainment)........................................     3,200       8,473
  Rolls-Royce PLC (Aerospace/Defense)...................................     3,000       8,884
  Royal & Sun Alliance Insurance Group PLC (Insurance (Multi-Line)).....
                                                                             4,200      35,950
  Sainsbury (J) PLC (Retail (Food Chains))..............................     2,400      14,233
  Shell Transport & Trading Co. PLC (Oil (Domestic Integrated)).........
                                                                             2,200      18,042
  Smith & Nephew PLC (Health Care (Medical Products & Supplies))........
                                                                             2,000       9,396
  Smurfit (Jefferson) Group PLC (Paper & Forest Products)...............
                                                                             9,000      17,276
  Taylor Woodrow PLC (Homebuilding).....................................     3,400       9,066
  Trinity Mirror PLC (Publishing (Newspapers))..........................     2,200      15,035
  Unilever PLC (Foods)..................................................     6,000      51,357
  Vodafone Group PLC (Telecommunications (Cellular/ Wireless))..........
                                                                            11,900      43,641
  Whitbread PLC (Beverages (Alcoholic)).................................     1,000       8,231
  Wolseley PLC (Distributors (Food & Health))...........................     1,700      11,517
                                                                                    ----------
                                                                                       711,725
                                                                                    ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $3,266,840)....................................................   3,446,547
                                                                                    ----------
FOREIGN PREFERRED STOCKS--0.1%
GERMANY--0.1%
  SAP AG (Computers (Software & Services))..............................        50       7,079
                                                                                    ----------
TOTAL FOREIGN PREFERRED STOCKS
  (Identified cost $7,532)........................................................       7,079
                                                                                    ----------
TOTAL INVESTMENTS--93.2%
  (Identified cost $6,869,413)....................................................   7,168,317(a)
  Other assets and liabilities, net--6.8%.........................................     519,123
                                                                                    ----------
NET ASSETS--100.0%................................................................  $7,687,440
                                                                                    ==========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $555,563 and gross depreciation of $256,659 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $6,869,413.
(b)  Non-income producing.

                       See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES

                            INDUSTRY DIVERSIFICATION
                       AS A PERCENTAGE OF TOTAL VALUE OF
                          TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)

Aerospace/Defense........................................   0.9
Agricultural Products....................................   0.4
Airlines.................................................   0.5
Auto Parts & Equipment...................................   1.2
Automobiles..............................................   1.4
Banks (Major Regional)...................................   6.4
Banks (Money Center).....................................   8.1
Beverages (Alcoholic)....................................   0.5
Beverages (Non-Alcoholic)................................   0.7
Biotechnology............................................   0.1
Broadcasting (Television, Radio & Cable).................   0.3
Building Materials.......................................   0.5
Chemicals................................................   2.2
Chemicals (Diversified)..................................   1.0
Chemicals (Specialty)....................................   1.6
Communications Equipment.................................   1.6
Computers (Hardware).....................................   1.4
Computers (Networking)...................................   1.1
Computers (Peripherals)..................................   0.5
Computers (Software & Services)..........................   1.9
Construction (Cement & Aggregates).......................   0.5
Consumer Finance.........................................   0.1
Containers & Packaging (Paper)...........................   1.0
Distributors (Food & Health).............................   0.6
Electric Companies.......................................   3.9
Electrical Equipment.....................................   2.4
Electronics (Component Distributors).....................   1.9
Electronics (Defense)....................................   0.2
Electronics (Semiconductors).............................   1.0
Engineering & Construction...............................   0.3
Entertainment............................................   0.5
Financial (Diversified)..................................   3.9
Foods....................................................   2.3
Hardware & Tools.........................................   0.2
Health Care (Diversified)................................   1.6
Health Care (Drugs-Major Pharmaceuticals)................   5.4
Health Care (Medical Products & Supplies)................   1.2
Homebuilding.............................................   0.5
Household Furnishings & Appliances.......................   0.9
Household Products (Non-Durable).........................   0.2
Housewares...............................................   0.3

Insurance (Life/Health)..................................   0.9
Insurance (Multi-Line)...................................   2.8
Insurance (Property-Casualty)............................   1.0
Insurance Brokers........................................   0.3
Investment Banking/Brokerage.............................   0.3
Iron & Steel.............................................   0.6
Leisure Time (Products)..................................   0.3
Lodging-Hotels...........................................   0.4
Machinery (Diversified)..................................   1.3
Manufacturing (Diversified)..............................   3.2
Manufacturing (Specialized)..............................   0.3
Metals Mining............................................   0.1
Natural Gas..............................................   0.1
Oil & Gas (Exploration & Production).....................   0.6
Oil & Gas (Refining & Marketing).........................   1.7
Oil (Domestic Integrated)................................   3.7
Oil (International Integrated)...........................   1.9
Paper & Forest Products..................................   2.2
Publishing...............................................   0.2
Publishing (Newspapers)..................................   0.2
Railroads................................................   1.2
Retail (Building Supplies)...............................   0.4
Retail (Computers & Electronics).........................   0.1
Retail (Department Stores)...............................   1.4
Retail (Food Chains).....................................   0.7
Retail (General Merchandise).............................   0.9
Retail (Specialty).......................................   0.4
Retail (Specialty-Apparel)...............................   0.6
Savings & Loan Companies.................................   1.1
Services (Commercial & Consumer).........................   0.5
Shipping.................................................   0.2
Specialty Printing.......................................   0.3
Telecommunications (Cellular/Wireless)...................   1.0
Telecommunications (Long Distance).......................   4.1
Telephone................................................   1.2
Textiles (Apparel).......................................   0.3
Tobacco..................................................   1.2
Trucks & Parts...........................................   0.2
Unclassified.............................................   0.6
Water Utilities..........................................   0.3
                                                           ----
                                                           100.0%
                                                           ====

                       See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS
Investment securities at value (Identified cost
  $6,869,413)...............................................  $ 7,168,317
Cash........................................................      118,702
Foreign currency at value (Identified cost $472,851)........      484,689
Receivables
  Receivable from adviser...................................       23,181
  Investment securities sold................................       12,472
  Dividends.................................................        8,040
  Tax reclaim...............................................           46
                                                              -----------
    Total assets............................................    7,815,447
                                                              -----------
LIABILITIES
Payables
  Investment securities purchased...........................       89,682
  Financial agent fee.......................................        6,498
  Net unrealized depreciation on foreign currency
    contracts...............................................        4,629
  Trustees' fee.............................................          853
Accrued expenses............................................       26,345
                                                              -----------
    Total liabilities.......................................      128,007
                                                              -----------
NET ASSETS..................................................  $ 7,687,440
                                                              ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $ 7,384,015
  Undistributed net investment income.......................        2,820
  Accumulated net realized loss.............................       (5,440)
  Net unrealized appreciation...............................      306,045
                                                              -----------
NET ASSETS..................................................  $ 7,687,440
                                                              ===========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................      737,590
                                                              ===========
Net asset value and offering price per share................  $     10.42
                                                              ===========

STATEMENT OF OPERATIONS
FROM INCEPTION NOVEMBER 20, 2000 TO DECEMBER 31, 2000

INVESTMENT INCOME
  Dividends.................................................  $    12,056
  Interest..................................................        6,381
  Foreign taxes withheld....................................         (397)
                                                              -----------
    Total investment income.................................       18,040
                                                              -----------
EXPENSES
  Investment advisory fee...................................        7,483
  Financial agent fee.......................................        7,671
  Professional..............................................       18,200
  Custodian.................................................        5,886
  Printing..................................................        3,624
  Trustees..................................................          853
  Miscellaneous.............................................        1,288
                                                              -----------
    Total expenses..........................................       45,005
    Less expenses borne by investment adviser...............      (36,273)
                                                              -----------
    Net expenses............................................        8,732
                                                              -----------
NET INVESTMENT INCOME.......................................        9,308
                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................       (5,440)
  Net realized gain on foreign currency transactions........        2,868
  Net change in unrealized appreciation (depreciation) on
    investments.............................................      298,904
  Net change in unrealized appreciation (depreciation) on
    foreign currency and foreign currency transactions......        7,141
                                                              -----------
NET GAIN ON INVESTMENTS.....................................      303,473
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $   312,781
                                                              ===========

                       See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                               FROM INCEPTION
                                                                11/20/00 TO
                                                                  12/31/00
                                                              ----------------
FROM OPERATIONS
  Net investment income (loss)..............................    $     9,308
  Net realized gain (loss)..................................         (2,572)
  Net change in unrealized appreciation (depreciation)......        306,045
                                                                -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................        312,781
                                                                -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................         (9,308)
  In excess of net investment income........................            (48)
                                                                -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................         (9,356)
                                                                -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (736,929 shares)............      7,377,050
  Net asset value of shares issued from reinvestment of
    distributions (898 shares)..............................          9,356
  Cost of shares repurchased (237 shares)...................         (2,391)
                                                                -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................      7,384,015
                                                                -----------
  NET INCREASE (DECREASE) IN NET ASSETS.....................      7,687,440
NET ASSETS
  Beginning of period.......................................             --
                                                                -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $2,820).......................................    $ 7,687,440
                                                                ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                FROM INCEPTION
                                                                 11/20/00 TO
                                                                   12/31/00
                                                                --------------
Net asset value, beginning of period........................       $  10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................           0.02
  Net realized and unrealized gain (loss)...................           0.41
                                                                   --------
    TOTAL FROM INVESTMENT OPERATIONS........................           0.43
                                                                   --------
LESS DISTRIBUTIONS
  Dividends from net investment income......................          (0.01)
  In excess of net investment income........................             --(4)
                                                                   --------
    TOTAL DISTRIBUTIONS.....................................          (0.01)
                                                                   --------
CHANGE IN NET ASSET VALUE...................................           0.42
                                                                   --------
NET ASSET VALUE, END OF PERIOD..............................       $  10.42
                                                                   ========
Total return................................................           4.35%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................         $7,687
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses........................................           1.05%(1)(3)
  Net investment income.....................................           1.12%(1)
Portfolio turnover..........................................              0%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 5.41% for the period ended December 31, 2000.
(4) Amount is less than $0.01.

                       See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

    In stark contrast to their dismal performance of 1999, smaller-cap value stocks were among the best performers in the market in 2000. The fourth quarter was especially favorable to value stocks, as investors fleeing from Internet, telecom and technology stocks sought refuge in more defensive or reasonably priced securities. Since Sandford Bernstein & Co., Inc. became the new subadviser to the Series on October 1, 2000, the Bernstein Investment Research and Management unit of Alliance Capital Management (Bernstein) has positioned it to take advantage of such value opportunities; thus, the Series performed strongly during this time, returning 10.3% compared to the Russell 2500's (0.8)% return.

    By its very nature, value investing seeks to take advantage of pricing distortions caused by investors' overreactions to short-term events. Through rigorous research, Bernstein seeks to identify those companies that are attractively valued relative to their long-term earnings power.

    Bernstein thus avoided the collapsing Internet bubble, as well as other over-priced tech and telecom stocks that were coming under pressure. Indeed, one of the largest contributors to the Series' premium was its underweight of the technology sector, which has fallen sharply since March on continued earnings anxiety and signs of slowing growth.

    Instead, Bernstein has invested in inexpensive, established companies with long histories of solid profitability in a wide range of industries. These include a diverse group of stocks in defensive industries such as regional banks and electric utilities, which have rallied in recent months, contributing to the Series' strong performance. The Series' position in the consumer cyclicals sector also helped, as did its emphasis on industrial commodities, which rallied.

    Despite value's comeback, Bernstein continues to see a wide range of value opportunities. While the discount to fair value of the most attractive stocks in Bernstein's universe of smaller-cap companies has narrowed in recent months, it is still very high by historical standards. Ironically, an economic slowdown could create additional opportunities, as investors overreact, as they almost always do, to the potential earnings impact. Another source of opportunity is the continuing relative attractiveness of smaller stocks versus large-caps. Smaller companies still trade at compelling values relative to large caps.

    Finally, Bernstein is beginning to see opportunity in smaller-cap technology stocks that have fallen sharply in price in the past year. While the sector as a whole is not yet cheap, the number of potential value opportunities within the technology sector has increased dramatically. Bernstein's research analysts are sorting through them, seeking to separate the wheat from the chaff. Bernstein may well begin to increase its exposure to technology stocks in months ahead.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        MID-CAP VALUE SERIES    S&P 500 IN-
                                   DEX(1)
3/2/98               $10,000           $10,000
98                    $8,863           $11,895
99                    $7,951           $14,409
00                    $9,295           $13,086

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/00
                                                                        FROM
                                                                        INCEPTION
                                                                        3/2/98
                                                                         TO
                                                              1 YEAR    12/31/00
--------------------------------------------------------------------------------
Mid-Cap Value Series                                           16.89%   (2.55)%
--------------------------------------------------------------------------------
S&P 500 Index(1)                                               (9.19)%   9.97%
--------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 3/2/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

(1) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index is not available for direct investment.

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000


                                                                            SHARES        VALUE
                                                                          -----------  -----------
COMMON STOCKS--94.6%
AGRICULTURAL PRODUCTS--1.6%
  Corn Products International, Inc......................................        8,200  $   238,312
                                                                                       -----------
AUTO PARTS & EQUIPMENT--5.5%
  BorgWarner, Inc.......................................................        5,800      232,000
  Dana Corp.............................................................       13,400      205,187
  Goodyear Tire & Rubber Co. (The)......................................        9,700      223,003
  Modine Manufacturing Co...............................................        7,000      145,250
                                                                                       -----------
                                                                                           805,440
                                                                                       -----------
BANKS (MAJOR REGIONAL)--3.8%
  Huntington Bancshares, Inc............................................       12,300      199,106
  SouthTrust Corp.......................................................        5,700      231,919
  Summit Bancorp........................................................        3,500      133,656
                                                                                       -----------
                                                                                           564,681
                                                                                       -----------
BANKS (REGIONAL)--11.3%
  Centura Banks, Inc....................................................        4,300      207,475
  Commercial Federal Corp...............................................       11,000      213,812
  Compass Bancshares, Inc...............................................       10,100      241,137
  First Tennessee National Corp.........................................        7,600      219,925
  Hibernia Corp. Class A................................................       16,700      212,925
  Pacific Century Financial Corp........................................       11,800      208,712
  UnionBanCal Corp......................................................        8,400      202,125
  Whitney Holding Corp..................................................        4,600      167,037
                                                                                       -----------
                                                                                         1,673,148
                                                                                       -----------
CHEMICALS--1.4%
  Cabot Corp............................................................        7,700      203,087
                                                                                       -----------
CHEMICALS (DIVERSIFIED)--1.6%
  FMC Corp. (b).........................................................        3,200      229,400
                                                                                       -----------
CHEMICALS (SPECIALTY)--4.0%
  Crompton Corp.........................................................       21,200      222,600
  Cytec Industries, Inc. (b)............................................        4,900      195,694
  Lubrizol Corp. (The)..................................................        6,800      175,100
                                                                                       -----------
                                                                                           593,394
                                                                                       -----------
COMMUNICATIONS EQUIPMENT--1.1%
  Andrew Corp. (b)......................................................        7,800      169,650
                                                                                       -----------
CONTAINERS & PACKAGING (PAPER)--1.3%
  Temple-Inland, Inc....................................................        3,700      198,412
                                                                                       -----------
CONTAINERS (METAL & GLASS)--0.6%
  Owens-Illinois, Inc. (b)..............................................       14,900       84,744
                                                                                       -----------
DISTRIBUTORS (FOOD & HEALTH)--1.5%
  SUPERVALU, Inc........................................................       15,800      219,225
                                                                                       -----------
ELECTRIC COMPANIES--12.6%
  Alliant Energy Corp...................................................        5,400      172,125
  Cinergy Corp..........................................................        6,100      214,263
  Consolidated Edison, Inc..............................................        4,600      177,100
  FirstEnergy Corp......................................................        5,700      179,906
  GPU, Inc..............................................................        4,700      173,019
  IDACORP, Inc..........................................................        3,400      166,813
  Potomac Electric Power Co.............................................        8,100      200,151
  Public Service Company of New Mexico..................................        7,300      195,731
  Puget Sound Energy, Inc...............................................        6,200      172,438
  WPS Resource Corp.....................................................        5,700      209,831
                                                                                       -----------
                                                                                         1,861,377
                                                                                       -----------
ELECTRICAL EQUIPMENT--1.3%
  Cooper Industries, Inc................................................        1,000       45,938
  Harman International Industries, Inc..................................        4,100      149,650
                                                                                       -----------
                                                                                           195,588
                                                                                       -----------

                                                                            SHARES        VALUE
                                                                          -----------  -----------
ELECTRONICS (COMPONENT DISTRIBUTORS)--2.2%
  Arrow Electronics, Inc. (b)...........................................        3,900  $   111,638
  Avnet, Inc............................................................        9,800      210,700
                                                                                       -----------
                                                                                           322,338
                                                                                       -----------
ELECTRONICS (DEFENSE)--1.6%
  Litton Industries, Inc. (b)...........................................        3,100      243,931
                                                                                       -----------
ELECTRONICS (SEMICONDUCTORS)--1.4%
  Adaptec, Inc. (b).....................................................        6,700       68,675
  General Semiconductor, Inc. (b).......................................       21,300      133,125
                                                                                       -----------
                                                                                           201,800
                                                                                       -----------
EQUIPMENT (SEMICONDUCTORS)--0.8%
  Silicon Valley Group, Inc. (b)........................................        4,000      115,000
                                                                                       -----------
FOODS--1.5%
  Interstate Bakeries Corp..............................................       16,200      227,813
                                                                                       -----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.4%
  Beckman Coulter, Inc..................................................        4,800      201,300
                                                                                       -----------
HOUSEHOLD FURNISHINGS & APPLIANCES--1.6%
  Leggett & Platt, Inc..................................................       12,625      239,086
                                                                                       -----------
HOUSEWARES--1.5%
  Newell Rubbermaid, Inc................................................        9,600      218,400
                                                                                       -----------
IRON & STEEL--1.3%
  Nucor Corp............................................................        4,800      190,500
                                                                                       -----------
MANUFACTURING (DIVERSIFIED)--5.9%
  American Standard Cos., Inc. (b)......................................        4,300      212,044
  Eaton Corp............................................................        3,000      225,563
  Johnson Controls, Inc.................................................        4,200      218,400
  Parker-Hannifin Corp..................................................        5,000      220,625
                                                                                       -----------
                                                                                           876,632
                                                                                       -----------
MANUFACTURING (SPECIALIZED)--1.4%
  Reliance Steel & Aluminum Co..........................................        8,400      207,900
                                                                                       -----------
METAL FABRICATORS--1.5%
  Kennametal, Inc.......................................................        7,500      218,438
                                                                                       -----------
OIL & GAS (REFINING & MARKETING)--2.7%
  Tosco Corp............................................................        6,000      203,625
  Valero Energy Corp....................................................        5,200      193,375
                                                                                       -----------
                                                                                           397,000
                                                                                       -----------
OIL (DOMESTIC INTEGRATED)--2.8%
  Amerada Hess Corp.....................................................        2,900      211,881
  Occidental Petroleum Corp.............................................        8,500      206,125
                                                                                       -----------
                                                                                           418,006
                                                                                       -----------
PAPER & FOREST PRODUCTS--5.6%
  Boise Cascade Corp....................................................        6,200      208,475
  Georgia-Pacific Group.................................................        7,200      224,100
  Mead Corp. (The)......................................................        6,000      188,250
  Smurfit-Stone Container Corp. (b).....................................       13,600      203,150
                                                                                       -----------
                                                                                           823,975
                                                                                       -----------
RAILROADS--0.9%
  Norfolk Southern Corp.................................................       10,000      133,125
                                                                                       -----------
REITS--5.7%
  Arden Realty, Inc.....................................................        7,500      188,438
  Avalonbay Communities, Inc............................................        3,400      170,425
  Duke-Weeks Realty Corp................................................        6,800      167,450
  Liberty Property Trust................................................        5,700      162,806
  Post Properties, Inc..................................................        4,100      154,006
                                                                                       -----------
                                                                                           843,125
                                                                                       -----------

                       See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

                                                                            SHARES        VALUE
                                                                          -----------  -----------
RETAIL (BUILDING SUPPLIES)--1.4%
  Sherwin-Williams Co. (The)............................................        7,800  $   205,238
                                                                                       -----------
RETAIL (COMPUTERS & ELECTRONICS)--1.0%
  Tech Data Corp. (b)...................................................        5,500      148,758
                                                                                       -----------
RETAIL (SPECIALTY-APPAREL)--1.4%
  TJX Cos., Inc. (The)..................................................        7,400      205,350
                                                                                       -----------
SAVINGS & LOAN COMPANIES--1.7%
  Washington Federal, Inc...............................................        8,700      247,406
                                                                                       -----------
TEXTILES (APPAREL)--1.7%
  V. F. Corp............................................................        6,800      246,432
                                                                                       -----------
TOTAL COMMON STOCKS
  (Identified cost $12,731,887)......................................................   13,968,011
                                                                                       -----------
FOREIGN COMMON STOCKS--1.1%
INSURANCE (PROPERTY-CASUALTY)--1.1%
  PartnerRe Ltd. (Bermuda)..............................................        2,700      164,700
                                                                                       -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $83,902)..........................................................      164,700
                                                                                       -----------
TOTAL LONG-TERM INVESTMENTS --95.7%
  (Identified cost $12,815,789)......................................................   14,132,711
                                                                                       -----------

                                                                           PAR
                                                                          VALUE
                                                                          (000)     VALUE
                                                                          -----  -----------
SHORT-TERM OBLIGATIONS--7.9%
MONEY MARKET MUTUAL FUNDS--4.9%
  State Street Global Advisors
    Seven Seas Money Market Fund
    (6.28% seven day effective
    yield).........................                                       $728   $   727,711
                                                                                 -----------
REPURCHASE AGREEMENT--3.0%
  State Street Bank & Trust Co
    repurchase agreement 5.50%
    dated 12/29/00 due 1/2/01,
    repurchase price $433,265,
    collateralized by U.S. Treasury
    Bond 10.375%, 11/15/12, market
    value $447,638.................                                        433       433,000
                                                                                 -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,160,711).................................................    1,160,711
                                                                                 -----------
TOTAL INVESTMENTS --103.6%
  (Identified cost $13,976,500)................................................   15,293,422(a)
  Other assets and liabilities, net--(3.6%)....................................     (535,253)
                                                                                 -----------
NET ASSETS--100.0%.............................................................  $14,758,169
                                                                                 ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,834,347 and gross depreciation of $517,425 for federal income tax purposes. At June 30, 2000, the aggregate cost of securities for federal income tax purposes was $13,976,500.
(a)  Non-income producing.

                       See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS
Investment securities at value (Identified cost
  $13,976,500)..............................................    $15,293,422
Cash........................................................             91
Receivables
  Dividends and interest....................................         40,966
  Fund shares sold..........................................         25,144
  Receivable from adviser...................................            412
Prepaid expenses............................................             38
                                                                -----------
    Total assets............................................     15,360,073
                                                                -----------
LIABILITIES
Payables
  Investment securities purchased...........................        454,688
  Fund shares repurchased...................................         99,942
  Financial agent fee.......................................          7,096
  Trustees' fee.............................................            397
Accrued expenses............................................         39,781
                                                                -----------
  Total liabilities.........................................        601,904
                                                                -----------
NET ASSETS..................................................    $14,758,169
                                                                ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........    $14,554,317
  Undistributed net investment income.......................            158
  Accumulated net realized loss.............................     (1,113,228)
  Net unrealized appreciation...............................      1,316,922
                                                                -----------
NET ASSETS..................................................    $14,758,169
                                                                ===========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................      1,626,409
                                                                ===========
Net asset value and offering price per share................    $      9.07
                                                                ===========

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
  Dividends.................................................    $  204,960
  Interest..................................................        20,867
  Foreign taxes withheld....................................        (4,024)
                                                                ----------
    Total investment income.................................       221,803
                                                                ----------
EXPENSES
  Investment advisory fee...................................       108,477
  Financial agent fee.......................................        77,866
  Professional..............................................        28,062
  Printing..................................................        12,743
  Custodian.................................................         8,371
  Trustees..................................................         5,715
  Miscellaneous.............................................         7,157
                                                                ----------
    Total expenses..........................................       248,391
    Less expenses borne by investment adviser...............      (122,664)
    Custodian fees paid indirectly..........................        (1,753)
                                                                ----------
    Net expenses............................................       123,974
                                                                ----------
NET INVESTMENT INCOME.......................................        97,829
                                                                ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................        47,405
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     1,852,402
                                                                ----------
NET GAIN ON INVESTMENTS.....................................     1,899,807
                                                                ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $1,997,636
                                                                ==========

                       See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED     YEAR ENDED
                                                                 12/31/00       12/31/99
                                                                -----------    -----------
FROM OPERATIONS
  Net investment income (loss)..............................    $    97,829    $   120,660
  Net realized gain (loss)..................................         47,405       (820,431)
  Net change in unrealized appreciation (depreciation)......      1,852,402       (263,023)
                                                                -----------    -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................      1,997,636       (962,794)
                                                                -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................        (98,546)      (118,423)
                                                                -----------    -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................        (98,546)      (118,423)
                                                                -----------    -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,012,458 and 729,302
    shares, respectively)...................................      8,123,987      5,967,581
  Net asset value of shares issued from reinvestment of
    distributions (11,014 and 15,212 shares,
    respectively)...........................................         98,546        118,423
  Cost of shares repurchased (501,634 and 533,510 shares,
    respectively)...........................................     (3,998,845)    (4,264,988)
                                                                -----------    -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................      4,223,688      1,821,016
                                                                -----------    -----------
  NET INCREASE (DECREASE) IN NET ASSETS.....................      6,122,778        739,799
NET ASSETS
  Beginning of period.......................................      8,635,391      7,895,592
                                                                -----------    -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $158 AND $2,237, RESPECTIVELY).........    $14,758,169    $ 8,635,391
                                                                ===========    ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                     YEAR ENDED
                                                                    DECEMBER 31,         FROM INCEPTION
                                                                ---------------------       3/2/98 TO
                                                                 2000        1999           12/31/98
                                                                ------    -----------    ---------------
Net asset value, beginning of period........................    $ 7.82      $ 8.84           $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................      0.06        0.11             0.03(4)
  Net realized and unrealized gain (loss)...................      1.25       (1.02)           (1.16)
                                                                ------      ------           ------
    TOTAL FROM INVESTMENT OPERATIONS........................      1.31       (0.91)           (1.13)
                                                                ------      ------           ------
LESS DISTRIBUTIONS
  Dividends from net investment income......................     (0.06)      (0.11)           (0.03)
                                                                ------      ------           ------
    TOTAL DISTRIBUTIONS.....................................     (0.06)      (0.11)           (0.03)
                                                                ------      ------           ------
CHANGE IN NET ASSET VALUE...................................      1.25       (1.02)           (1.16)
                                                                ------      ------           ------
NET ASSET VALUE, END OF PERIOD..............................    $ 9.07      $ 7.82           $ 8.84
                                                                ======      ======           ======
Total return................................................     16.89%     (10.28)%         (11.37)%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................    $14,758     $8,635           $7,896
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3).....................................      1.20%(5)     1.20%           1.20%(1)
  Net investment income.....................................      0.95%       1.40%            0.52%(1)
Portfolio turnover rate.....................................       128%         29%              21%(2)

         (1)          Annualized.
         (2)          Not annualized.
         (3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets (including custody credits) would have been 2.39%, 2.58% and 2.77% for the periods ended December 31, 2000, 1999 and 1998, respectively.
         (4)          Computed using average shares outstanding.
         (5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees;
                      if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

    In stark contrast to their dismal performance of 1999, small-cap value stocks were among the best performers in the market in 2000. The fourth quarter was especially favorable to value stocks, as investors fleeing from Internet, telecom and technology stocks sought refuge in more defensive or reasonably priced securities. Since the Series' inception on November 20, 2000, the Bernstein Investment Research and Management unit of Alliance Capital Management (Bernstein) has positioned it to take advantage of such value opportunities.

    By its very nature, value investing seeks to take advantage of pricing distortions caused by investors' overreactions to short-term events. Through rigorous research, Bernstein seeks to identify those companies that are attractively valued relative to their long-term earnings power.

    Bernstein has thus avoided the collapsing Internet bubble, as well as other over-priced tech and telecom stocks that were coming under pressure. The
Series holds an underweight of the technology sector, which has fallen sharply since March on continued earnings anxiety and signs of slowing growth.

    Instead, Bernstein has invested in inexpensive, established companies with long histories of solid profitability in a wide range of industries. These include a diverse group of stocks in defensive industries such as electric utilities, as well as holdings in capital equipment, industrial commodities and consumer staples.

    Despite value's comeback, Bernstein continues to see a wide range of value opportunities. While the discount to fair value of the most attractive stocks in Bernstein's universe of small-cap companies has narrowed in recent months, it is still very high by historical standards. Ironically, an economic slowdown could create additional opportunities, as investors overreact, as they almost always do, to the potential earnings impact. Another source of opportunity is the continuing relative attractiveness of small stocks versus large-caps. Small companies still trade at compelling values relative to large caps.

    Finally, Bernstein is beginning to see opportunity in small-cap technology stocks that have fallen sharply in price in the past year. While the sector as a whole is not yet cheap, the number of potential value opportunities within the technology sector has increased dramatically. Bernstein's research analysts are sorting through them, seeking to separate the wheat from the chaff. Bernstein may well begin to increase its exposure to technology stocks in months ahead.

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000


                                                                          SHARES    VALUE
                                                                          ------  ----------
COMMON STOCKS--89.3%
AEROSPACE/DEFENSE--1.9%
  Precision Castparts Corp..............................................  1,200   $   50,475
                                                                                  ----------
AGRICULTURAL PRODUCTS--1.4%
  Corn Products International, Inc......................................  1,300       37,781
                                                                                  ----------
AUTO PARTS & EQUIPMENT--2.9%
  BorgWarner, Inc.......................................................  1,250       50,000
  Modine Manufacturing Co...............................................  1,400       29,050
                                                                                  ----------
                                                                                      79,050
                                                                                  ----------
BANKS (REGIONAL)--3.6%
  GBC Bancorp...........................................................    800       30,700
  Hibernia Corp. Class A................................................  2,500       31,875
  Pacific Century Financial Corp........................................  2,000       35,375
                                                                                  ----------
                                                                                      97,950
                                                                                  ----------
BUILDING MATERIALS--1.1%
  Hexel Corp............................................................  3,200       28,600
                                                                                  ----------
CHEMICALS--1.6%
  Cabot Corp............................................................  1,600       42,200
                                                                                  ----------
CHEMICALS (DIVERSIFIED)--1.3%
  FMC Corp. (b).........................................................    500       35,844
                                                                                  ----------
CHEMICALS (SPECIALTY)--5.1%
  Crompton Corp.........................................................  3,700       38,850
  Cytec Industries, Inc. (b)............................................  1,000       39,937
  Millennium Chemicals, Inc.............................................  1,900       34,437
  Minerals Technologies, Inc............................................    700       23,931
                                                                                  ----------
                                                                                     137,155
                                                                                  ----------
COMMUNICATIONS EQUIPMENT--1.3%
  Andrew Corp. (b)......................................................  1,600       34,800
                                                                                  ----------
COMPUTERS (PERIPHERALS)--1.7%
  Hutchinson Technology, Inc. (b).......................................  2,100       28,875
  Quantum Corp. - Hard Disk Drive (b)...................................  2,200       17,600
                                                                                  ----------
                                                                                      46,475
                                                                                  ----------
COMPUTERS (SOFTWARE & SERVICES)--1.0%
  Phoenix Technologies Ltd. (b).........................................  2,100       28,317
                                                                                  ----------
CONTAINERS & PACKAGING (PAPER)--1.0%
  Rock-Tenn Co. Class A.................................................  3,800       28,262
                                                                                  ----------
ELECTRIC COMPANIES--6.7%
  Alliant Energy Corp...................................................  1,000       31,875
  Empire District Electric Co. (The)....................................  1,200       31,575
  IDACORP, Inc..........................................................    600       29,437
  Public Service Company of New Mexico..................................  1,500       40,219
  WPS Resource Corp.....................................................  1,250       46,016
                                                                                  ----------
                                                                                     179,122
                                                                                  ----------
ELECTRICAL EQUIPMENT--0.8%
  Harman International Industries, Inc..................................    600       21,900
                                                                                  ----------
ELECTRONICS (COMPONENT DISTRIBUTORS)--1.2%
  Avnet, Inc............................................................  1,500       32,250
                                                                                  ----------
ELECTRONICS (DEFENSE)--2.0%
  Litton Industries, Inc. (b)...........................................    700       55,081
                                                                                  ----------
ELECTRONICS (SEMICONDUCTORS)--1.2%
  General Semiconductor, Inc. (b).......................................  3,500       21,875
  Supertex, Inc. (b)....................................................    500        9,883
                                                                                  ----------
                                                                                      31,758
                                                                                  ----------

                                                                          SHARES    VALUE
                                                                          ------  ----------
FOODS--3.0%
  Interstate Bakeries Corp..............................................  2,800   $   39,375
  Michael Foods, Inc....................................................  1,400       42,175
                                                                                  ----------
                                                                                      81,550
                                                                                  ----------
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--1.2%
  GTECH Holdings Corp. (b)..............................................  1,600       32,900
                                                                                  ----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--3.7%
  Beckman Coulter, Inc..................................................  1,000       41,937
  CONMED Corp. (b)......................................................  1,700       29,112
  Mentor Corp...........................................................  1,500       29,250
                                                                                  ----------
                                                                                     100,299
                                                                                  ----------
HOMEBUILDING--1.7%
  NVR, Inc. (b).........................................................    375       46,350
                                                                                  ----------
HOUSEWARES--1.6%
  Oneida Ltd............................................................  2,300       42,694
                                                                                  ----------
INSURANCE (LIFE/HEALTH)--1.1%
  American National Insurance Co........................................    400       29,200
                                                                                  ----------
INSURANCE (PROPERTY-CASUALTY)--1.3%
  Harleysville Group, Inc...............................................  1,200       35,100
                                                                                  ----------
IRON & STEEL--1.3%
  UCAR International, Inc. (b)..........................................  3,600       35,100
                                                                                  ----------
MACHINERY (DIVERSIFIED)--1.2%
  Moog, Inc. Class A (b)................................................  1,100       31,900
                                                                                  ----------
MANUFACTURING (DIVERSIFIED)--5.8%
  Alltrista Corp. (b)...................................................  2,000       27,000
  American Standard Cos., Inc. (b)......................................    900       44,381
  Esterline Technologies Corp. (b)......................................  1,900       49,875
  Penn Engineering & Manufacturing Corp.................................  1,000       35,250
                                                                                  ----------
                                                                                     156,506
                                                                                  ----------
MANUFACTURING (SPECIALIZED)--4.0%
  Briggs & Stratton Corp................................................    800       35,500
  Lincoln Electric Holdings.............................................    750       14,719
  Regal Beloit Corp.....................................................  1,700       29,002
  Reliance Steel & Aluminum Co..........................................  1,200       29,700
                                                                                  ----------
                                                                                     108,921
                                                                                  ----------
METAL FABRICATORS--3.3%
  Kennametal, Inc.......................................................  1,400       40,775
  RTI International Metals, Inc. (b)....................................  3,400       48,662
                                                                                  ----------
                                                                                      89,437
                                                                                  ----------
NATURAL GAS--1.3%
  Southwestern Energy Co. (b)...........................................  3,300       34,238
                                                                                  ----------
OIL & GAS (DRILLING & EQUIPMENT)--0.7%
  Input/Output, Inc. (b)................................................  1,800       18,338
                                                                                  ----------
OIL & GAS (REFINING & MARKETING)--1.7%
  Valero Energy Corp....................................................  1,200       44,625
                                                                                  ----------
OIL (INTERNATIONAL INTEGRATED)--1.5%
  Tesoro Petroleum Corp. (b)............................................  3,400       39,525
                                                                                  ----------
PAPER & FOREST PRODUCTS--2.5%
  Rayonier Inc..........................................................    800       31,850
  Smurfit-Stone Container Corp. (b).....................................  2,300       34,356
                                                                                  ----------
                                                                                      66,206
                                                                                  ----------
REITS--7.8%
  Arden Realty, Inc.....................................................  1,200       30,150
  Avalonbay Communities, Inc............................................    700       35,088
  Duke-Weeks Realty Corp................................................  1,000       24,625

                       See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

                                                                          SHARES    VALUE
                                                                          ------  ----------
REITS--CONTINUED
  EastGroup Properties..................................................    800   $   17,900
  FelCor Lodging Trust, Inc.............................................    700       16,756
  Liberty Property Trust................................................  1,000       28,563
  Post Properties, Inc..................................................    600       22,538
  Summit Properties, Inc................................................  1,300       33,800
                                                                                  ----------
                                                                                     209,420
                                                                                  ----------
SAVINGS & LOAN COMPANIES--1.5%
  Washington Federal, Inc...............................................  1,400       39,813
                                                                                  ----------
SHIPPING--1.2%
  Alexander & Baldwin, Inc..............................................  1,200       31,500
                                                                                  ----------
TEXTILES (APPAREL)--2.3%
  Kellwood Co...........................................................  1,600       33,800
  Russell Corp. (b).....................................................  1,800       27,788
                                                                                  ----------
                                                                                      61,588
                                                                                  ----------
TEXTILES (SPECIALTY)--1.3%
  Wellman, Inc..........................................................  2,400       33,900
                                                                                  ----------
TOBACCO--1.4%
  Schweitzer Mauduit International, Inc.................................  2,000       38,300
                                                                                  ----------
TRUCKS & PARTS--1.1%
  Oshkosh Truck Corporation.............................................    700       30,800
                                                                                  ----------
TOTAL COMMON STOCKS
  (Identified cost $2,253,712)..................................................   2,405,230
                                                                                  ----------
FOREIGN COMMON STOCKS--1.6%
INSURANCE (PROPERTY-CASUALTY)--1.6%
  PartnerRe Ltd. (Bermuda)..............................................    700       42,700
                                                                                  ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $36,885).....................................................      42,700
                                                                                  ----------
TOTAL LONG-TERM INVESTMENTS--90.9%
  (Identified cost $2,290,597)..................................................   2,447,930
                                                                                  ----------

                                                                             PAR
                                                                            VALUE
                                                                            (000)     VALUE
                                                                            ------  ----------
SHORT-TERM OBLIGATIONS--10.0%
MONEY MARKET MUTUAL FUNDS--4.6%
  State Street Global Advisors Seven Seas Money Market Fund
    (6.28% seven day effective yield).......................                $  124  $  124,399
                                                                                    ----------
REPURCHASE AGREEMENT--5.4%
  State Street Bank & Trust Co. repurchase agreement 5.50%,
    dated 12/29/00 due 1/2/01, repurchase price $145,089
    collateralized by U.S. Treasury Bond 10.375%, market
    value $149,213..........................................                   145     145,000
                                                                                    ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $269,399)......................................................     269,399
                                                                                    ----------
TOTAL INVESTMENTS--100.9%
  (Identified cost $2,559,996)....................................................   2,717,329(a)
  Other assets and liabilities, net--(0.9%).......................................     (24,988)
                                                                                    ----------
NET ASSETS--100.0%................................................................  $2,692,341
                                                                                    ==========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $230,211 and gross depreciation of $72,878 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $2,559,996.
(b)  Non-income producing.

                       See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS
Investment securities at value (Identified cost
  $2,559,996)...............................................    $2,717,329
Cash........................................................           750
Receivables
  Receivable from adviser...................................        23,053
  Dividends and interest....................................         4,078
                                                                ----------
    Total assets............................................     2,745,210
                                                                ----------
LIABILITIES
Payables
  Investment securities purchased...........................        23,205
  Fund shares repurchased...................................             7
  Financial agent fee.......................................         5,542
  Trustees' fee.............................................           853
Accrued expenses............................................        23,262
                                                                ----------
    Total liabilities.......................................        52,869
                                                                ----------
NET ASSETS..................................................    $2,692,341
                                                                ==========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........    $2,537,291
  Accumulated net realized loss.............................        (2,283)
  Net unrealized appreciation...............................       157,333
                                                                ----------
NET ASSETS..................................................    $2,692,341
                                                                ==========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................       253,587
                                                                ==========
Net asset value and offering price per share................    $    10.62
                                                                ==========

STATEMENT OF OPERATIONS
FROM INCEPTION NOVEMBER 20, 2000 TO DECEMBER 31, 2000

INVESTMENT INCOME
  Dividends.................................................    $  6,890
  Interest..................................................       3,155
                                                                --------
    Total investment income.................................      10,045
                                                                --------
EXPENSES
  Investment advisory fee...................................       2,694
  Financial agent fee.......................................       6,592
  Professional..............................................      17,550
  Printing..................................................       3,624
  Custodian.................................................       2,209
  Trustees..................................................         853
  Miscellaneous.............................................       1,231
                                                                --------
    Total expenses..........................................      34,753
    Less expenses borne by investment adviser...............     (31,682)
                                                                --------
    Net expenses............................................       3,071
                                                                --------
NET INVESTMENT INCOME.......................................       6,974
                                                                --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................      (2,497)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     157,333
                                                                --------
NET GAIN ON INVESTMENTS.....................................     154,836
                                                                --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $161,810
                                                                ========

                       See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                   FROM
                                                                 INCEPTION
                                                                11/20/00 TO
                                                                 12/31/00
                                                                -----------
FROM OPERATIONS
  Net investment income (loss)..............................    $    6,974
  Net realized gain (loss)..................................        (2,497)
  Net change in unrealized appreciation (depreciation)......       157,333
                                                                ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................       161,810
                                                                ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................        (6,760)
  In excess of net investment income........................           (55)
                                                                ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................        (6,815)
                                                                ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (253,024 shares,
    respectively)...........................................     2,531,258
  Net asset value of shares issued from reinvestment of
    distributions (637 shares, respectively)................         6,815
  Cost of shares repurchased (74 shares, respectively)......          (727)
                                                                ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................     2,537,346
                                                                ----------
  NET INCREASE (DECREASE) IN NET ASSETS.....................    $2,692,341
NET ASSETS
  Beginning of period.......................................            --
                                                                ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $0)....................................    $2,692,341
                                                                ==========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                   FROM
                                                                 INCEPTION
                                                                11/20/00 TO
                                                                 12/31/00
                                                                -----------
Net asset value, beginning of period........................      $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................        0.03
  Net realized and unrealized gain..........................        0.62
                                                                  ------
    TOTAL FROM INVESTMENT OPERATIONS........................        0.65
                                                                  ------
LESS DISTRIBUTIONS
  Dividends from net investment income......................       (0.03)
  In excess of net investment income........................        --(4)
                                                                  ------
    TOTAL DISTRIBUTIONS.....................................       (0.03)
                                                                  ------
CHANGE IN NET ASSET VALUE...................................        0.62
                                                                  ------
NET ASSET VALUE, END OF PERIOD..............................      $10.62
                                                                  ======
Total return................................................        6.44%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................      $2,692
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses........................................        1.20%(1)(3)
  Net investment income (loss)..............................        2.71%(1)
Portfolio turnover..........................................           1%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 13.52% for the period ended December 31, 2000.
(4) Amount is less than $0.01.

                       See Notes to Financial Statements

                      PHOENIX-SENECA MID-CAP GROWTH SERIES

INVESTMENT OBJECTIVE

    Phoenix-Seneca Mid-Cap Growth Series seeks long-term capital appreciation. Investors should note that investing in mid-and small-cap stocks involves added risks, such as greater price volatility, less liquidity and increased competitive threat.

INVESTMENT ADVISER'S REPORT

    For the year ended December 31, 2000, Phoenix-Seneca Mid-Cap Growth Series returned 13.75% compared with a return of 17.51% for the S&P MidCap 400 Index(1). All performance figures include reinvestment of distributions.

    The fourth quarter of 2000 was painful for virtually all equity investors but especially "growth" stocks. The indiscriminate selling of technology stocks at year-end wiped out many of the gains that growth stock portfolios had earned earlier in the year. For the year, the S&P 500 Index(2) fell 9.19%, its only negative showing since 1990. Technology stocks were the epicenter of the devastation. For the year, the S&P technology component fell 40%. Indices and strategies with greater technology representation, such as "growth" approaches, suffered the greatest losses for the year. The Nasdaq(3) reported its worst year ever in 2000, down 39%.

    The severe correction in growth stocks and the rebound of "value," or low P/E multiple companies, produced the widest differential in growth versus value since the inception of the Russell benchmarks in 1979. We are pleased that our portfolio outperformed the "growth" indices by such a wide margin during this difficult year for our approach. Our outperformance was a function of positive issue selection across a number of sectors, including health care, consumer cyclicals, and energy. Performance was also positively impacted by an overweighted position in oil service and an underweighting in technology stocks relative to the major growth indices.

OUTLOOK

    From 1995 to 1999, large-capitalization stocks produced double-digit returns each year. Small and mid-sized companies did not fully participate in this exuberance but were also spared the decline experienced by the broad market in 2000. Looking forward, we expect small and mid-sized companies to outperform as they continue to offer greater earnings growth potential at lower valuations than large-capitalization stocks.

    In 2001, we anticipate a positive turn in market sentiment, particularly toward "growth" stocks. The greatest valuation excesses have been wiped out. The markets are discounting extremely gloomy earnings forecasts. If the economy avoids recession, as we expect it will, high quality and financially secure growth companies should provide strong results for investors.

(1) The S&P Midcap 400 Index measures mid-cap stock total-return performance.

(2) The S&P 500 Index measures broad stock market total-return performance.

(3) The Nasdaq measures technology-oriented stock total-return performance.

The indices are unmanaged and not available for direct investment.

                      PHOENIX-SENECA MID-CAP GROWTH SERIES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        MID-CAP GROWTH SERIES    S&P MIDCAP 400 IN-
                                       DEX(1)
3/2/98                $10,000                  $10,000
98                    $12,175                  $11,221
99                    $17,729                  $12,873
00                    $20,166                  $15,126

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/00

                                                                       FROM
                                                                      INCEPTION
                                                                      3/2/98
                                                                        TO
                                                              1 YEAR  12/31/00
------------------------------------------------------------------------------
Mid-Cap Growth Series                                         13.75%    28.06%
------------------------------------------------------------------------------
S&P MidCap 400 Index(1)                                       17.51%    15.75%
------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 3/2/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

(1) The S&P MidCap 400 Index is an unmanaged, commonly used measure of total return performance of mid-capitalization companies. The Index is not available for direct investment.

                      PHOENIX-SENECA MID-CAP GROWTH SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000


                                                                               SHARES         VALUE
                                                                            ------------  --------------
COMMON STOCKS--87.8%
AIRLINES--1.9%
  Southwest Airlines Co...................................................     39,780      $ 1,333,823
                                                                                           -----------
BEVERAGES (ALCOHOLIC)--2.4%
  Coors (Adolph) Co. Class B..............................................     20,990        1,685,759
                                                                                           -----------
BIOTECHNOLOGY--1.4%
  IDEC Pharmaceuticals Corp. (b)..........................................      5,120          970,560
                                                                                           -----------
BROADCASTING (TELEVISION, RADIO & CABLE)--2.8%
  EchoStar Communications Corp. (b).......................................     86,760        1,973,790
                                                                                           -----------
COMMUNICATIONS EQUIPMENT--3.6%
  McData Corp. Class B (b)................................................     18,890        1,034,227
  Scientific-Atlanta, Inc.................................................     28,850          939,428
  Spectrasite Holdings, Inc. (b)..........................................     46,390          614,667
                                                                                           -----------
                                                                                             2,588,322
                                                                                           -----------
COMPUTERS (HARDWARE)--2.3%
  Extreme Networks, Inc. (b)..............................................     26,780        1,047,767
  JNI Corp. (b)...........................................................     27,460          622,999
                                                                                           -----------
                                                                                             1,670,766
                                                                                           -----------
COMPUTERS (SOFTWARE & SERVICES)--4.1%
  Agile Software Corp. (b)................................................     15,640          772,225
  Mercury Interactive Corp. (b)...........................................     23,680        2,137,120
                                                                                           -----------
                                                                                             2,909,345
                                                                                           -----------
CONSUMER FINANCE--3.6%
  Capital One Financial Corp..............................................     38,350        2,523,909
                                                                                           -----------
ELECTRIC COMPANIES--1.0%
  Southern Energy, Inc. (b)...............................................     24,770          701,301
                                                                                           -----------
ELECTRICAL EQUIPMENT--3.7%
  SPX Corp. (b)...........................................................     24,410        2,640,857
                                                                                           -----------
ELECTRONICS (INSTRUMENTATION)--2.9%
  PerkinElmer, Inc........................................................     19,600        2,058,000
                                                                                           -----------
ELECTRONICS (SEMICONDUCTORS)--4.5%
  Fairchild Semiconductor Corp. Class A (b)...............................     46,980          678,274
  International Rectifier Corp. (b).......................................     36,370        1,091,100
  TranSwitch Corp. (b)....................................................     36,730        1,437,061
                                                                                           -----------
                                                                                             3,206,435
                                                                                           -----------
FOODS--3.5%
  Hershey Foods Corp......................................................     39,020        2,511,913
                                                                                           -----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--8.6%
  Allergan, Inc...........................................................     31,940        3,092,191
  Forest Laboratories, Inc. (b)...........................................     22,550        2,996,331
                                                                                           -----------
                                                                                             6,088,522
                                                                                           -----------
HEALTH CARE (HOSPITAL MANAGEMENT)--4.1%
  Tenet Healthcare Corp. (b)..............................................     65,960        2,931,098
                                                                                           -----------
HEALTH CARE (SPECIALIZED SERVICES)--2.9%
  Laboratory Corporation of America Holdings (b)..........................     11,760        2,069,760
                                                                                           -----------
INSURANCE (PROPERTY-CASUALTY)--3.3%
  MGIC Investment Corp....................................................     35,060        2,364,359
                                                                                           -----------
METAL FABRICATORS--1.8%
  Shaw Group, Inc. (The) (b)..............................................     26,300        1,315,000
                                                                                           -----------

                                                                               SHARES         VALUE
                                                                            ------------  --------------
NATURAL GAS--3.6%
  Dynegy, Inc. Class A....................................................     45,240      $ 2,536,268
                                                                                           -----------
OIL & GAS (DRILLING & EQUIPMENT)--10.1%
  Nabors Industries, Inc. (b).............................................     40,880        2,418,052
  Santa Fe International Corp.............................................     58,940        1,889,764
  Weatherford International, Inc. (b).....................................     60,550        2,860,988
                                                                                           -----------
                                                                                             7,168,804
                                                                                           -----------
OIL & GAS (REFINING & MARKETING)--1.2%
  Valero Energy Corp......................................................     22,660          842,669
                                                                                           -----------
RESTAURANTS--0.5%
  Outback Steakhouse, Inc. (b)............................................     12,550          324,731
                                                                                           -----------
RETAIL (SPECIALTY)--2.7%
  Bed Bath & Beyond, Inc. (b).............................................     86,040        1,925,145
                                                                                           -----------
SERVICES (COMMERCIAL & CONSUMER)--6.5%
  Convergys Corp. (b).....................................................     54,470        2,468,172
  Crown Castle International Corp. (b)....................................     78,450        2,123,053
                                                                                           -----------
                                                                                             4,591,225
                                                                                           -----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--4.8%
  Nextel Partners, Inc. Class A (b).......................................     53,280          895,770
  Powerwave Technologies, Inc. (b)........................................     43,380        2,537,730
                                                                                           -----------
                                                                                             3,433,500
                                                                                           -----------
TOTAL COMMON STOCKS
  (Identified cost $57,922,126).........................................................    62,365,861
                                                                                           -----------
FOREIGN COMMON STOCKS--5.6%
COMMUNICATIONS EQUIPMENT--1.7%
  NDS Group PLC ADR (United Kingdom) (b)..................................     21,960        1,199,565
                                                                                           -----------
ELECTRONICS (SEMICONDUCTORS)--1.3%
  Chartered Semiconductor Manufacturing Ltd. ADR (Singapore) (b)..........
                                                                               35,500          936,312
                                                                                           -----------
INSURANCE (PROPERTY-CASUALTY)--2.6%
  Ace Ltd. (Bermuda)......................................................     42,160        1,789,165
                                                                                           -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $5,341,131)..........................................................     3,925,042
                                                                                           -----------
TOTAL LONG-TERM INVESTMENTS--93.4%
  (Identified cost $63,263,257).........................................................    66,290,903
                                                                                           -----------

                                                                STANDARD
                                                                & POOR'S        PAR
                                                                 RATING        VALUE
                                                              (UNAUDITED)      (000)
                                                              ------------  ------------
SHORT-TERM OBLIGATIONS--8.2%
COMMERCIAL PAPER--8.2%
  Alcoa, Inc. 6.55%, 1/2/01.................................  A-1              $  380          379,931
  Exxon Imperial U.S., Inc. 6.57%, 1/2/01...................  A-1+                570          569,896
  Koch Industries, Inc. 6.45%, 1/2/01.......................  A-1+              1,005        1,004,820
  BellSouth Capital Funding Corp. 6.55%, 1/4/01.............  A-1+              1,615        1,614,119
  Special Purpose Accounts Receivable Cooperative Corp.
    6.62%, 1/4/01...........................................  A-1                 500          499,724
  Pitney Bowes Credit Corp. 6.50%, 1/5/01...................                      682          681,507

                       See Notes to Financial Statements

                      PHOENIX-SENECA MID-CAP GROWTH SERIES

                                                                STANDARD
                                                                & POOR'S        PAR
                                                                 RATING        VALUE
                                                              (UNAUDITED)      (000)          VALUE
                                                              ------------  ------------  --------------
COMMERCIAL PAPER--CONTINUED
  Donnelley (R.R.) & Sons Co. 6.53%, 1/08/01................  A-1              $1,090      $ 1,088,616
                                                                                           -----------
                                                                                             5,838,613
                                                                                           -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $5,838,613)..........................................................     5,838,613
                                                                                           -----------
TOTAL INVESTMENTS--101.6%
  (Identified cost $69,101,870).........................................................    72,129,516(a)
  Other assets and liabilities, net--(1.6%).............................................    (1,114,208)
                                                                                           -----------
NET ASSETS--100.0%......................................................................   $71,015,308
                                                                                           ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $12,344,451 and gross depreciation of $9,316,805 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purpose was $69,101,870.
(b)  Non-income producing.

                       See Notes to Financial Statements

                      PHOENIX-SENECA MID-CAP GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS
Investment securities at value (Identified cost
  $69,101,870)....................................  $  72,129,516
Cash..............................................          4,436
Receivables
  Fund shares sold................................        268,070
  Interest and dividends..........................          6,861
Prepaid expenses..................................             37
                                                    -------------
    Total assets..................................     72,408,920
                                                    -------------
LIABILITIES
Payables
  Investment securities purchased.................      1,043,550
  Fund shares repurchased.........................        250,248
  Investment advisory fee.........................         33,063
  Financial agent fee.............................         11,087
  Trustees' fee...................................            398
Accrued expenses..................................         55,266
                                                    -------------
    Total liabilities.............................      1,393,612
                                                    -------------
NET ASSETS........................................  $  71,015,308
                                                    =============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial
    interest......................................  $  70,533,806
  Accumulated net realized loss...................     (2,546,144)
  Net unrealized appreciation.....................      3,027,646
                                                    -------------
NET ASSETS........................................  $  71,015,308
                                                    =============
Shares of beneficial interest outstanding, $1 par
  value, unlimited authorization..................      3,968,092
                                                    =============
Net asset value and offering price per share......  $       17.90
                                                    =============

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
  Interest..................................................  $     287,991
  Dividends.................................................         97,523
                                                              -------------
    Total investment income.................................        385,514
                                                              -------------
EXPENSES
  Investment advisory fee...................................        400,338
  Financial agent fee.......................................        107,243
  Professional..............................................         31,174
  Printing..................................................         26,171
  Custodian.................................................         15,839
  Trustees..................................................          5,715
  Miscellaneous.............................................          9,052
                                                              -------------
    Total expenses..........................................        595,532
    Less expense borne by investment adviser................        (70,048)
                                                              -------------
    Net expenses............................................        525,484
                                                              -------------
NET INVESTMENT LOSS.........................................       (139,970)
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................      2,070,441
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     (2,510,449)
                                                              -------------
NET LOSS ON INVESTMENTS.....................................       (440,008)
                                                              -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $    (579,978)
                                                              =============

                       See Notes to Financial Statements

                      PHOENIX-SENECA MID-CAP GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED      YEAR ENDED
                                                                 12/31/00        12/31/99
                                                              --------------  --------------
FROM OPERATIONS
  Net investment income (loss)..............................  $    (139,970)  $     (37,026)
  Net realized gain (loss)..................................      2,070,441       2,130,838
  Net change in unrealized appreciation (depreciation)......     (2,510,449)      4,123,355
                                                              -------------   -------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................       (579,978)      6,217,167
                                                              -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains........................................     (3,474,188)       (517,468)
  In excess of net realized gains...........................     (2,406,174)             --
                                                              -------------   -------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................     (5,880,362)       (517,468)
                                                              -------------   -------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (3,376,632 and 937,074
    shares, respectively)...................................     69,152,651      12,531,550
  Net asset value of shares issued from reinvestment of
    distributions (312,867 and 30,619 shares,
    respectively)...........................................      5,880,362         517,469
  Cost of shares repurchased (986,247 and 352,061 shares,
    respectively)...........................................    (19,414,242)     (4,788,985)
                                                              -------------   -------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................     55,618,771       8,260,034
                                                              -------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................     49,158,431      13,959,733
NET ASSETS
  Beginning of period.......................................     21,856,877       7,897,144
                                                              -------------   -------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $0 AND $0, RESPECTIVELY)...............  $  71,015,308   $  21,856,877
                                                              =============   =============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                         YEAR              YEAR           FROM INCEPTION
                                                        ENDED              ENDED            3/2/98 TO
                                                       12/31/00          12/31/99            12/31/98
                                                    --------------     -------------     ----------------
Net asset value, beginning of period..............   $     17.28        $    12.16        $       10.00
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)....................         (0.06)(4)            --(4)            0.01(4)
  Net realized and unrealized gain (loss).........          2.51              5.54                 2.16
                                                     -----------        ----------        -------------
    TOTAL FROM INVESTMENT OPERATIONS..............          2.45              5.54                 2.17
                                                     -----------        ----------        -------------
LESS DISTRIBUTIONS
  Dividends from net investment income............            --                --                (0.01)
  Dividends from net realized gains...............         (1.08)            (0.42)                  --
  In excess of net realized gains.................         (0.75)               --                   --
                                                     -----------        ----------        -------------
    TOTAL DISTRIBUTIONS...........................         (1.83)            (0.42)               (0.01)
                                                     -----------        ----------        -------------
CHANGE IN NET ASSET VALUE.........................          0.62              5.12                 2.16
                                                     -----------        ----------        -------------
NET ASSET VALUE, END OF PERIOD....................        $17.90            $17.28        $       12.16
                                                     ===========        ==========        =============
Total return......................................         13.75%            45.62%               21.75%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).............       $71,015           $21,857               $7,897
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (3)..........................          1.05%             1.05%                1.05%(1)
  Net investment income (loss)....................         (0.28)%           (0.33)%               0.15%(1)
Portfolio turnover rate...........................            97%              169%                 127%(2)

(1)  Annualized.
(2)  Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.19%, 2.04% and 2.82% for the periods ended December 31, 2000, 1999 and 1998, respectively.
(4)  Computed using average shares outstanding.
(5) Per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

                       See Notes to Financial Statements

                     PHOENIX-SENECA STRATEGIC THEME SERIES

INVESTMENT OBJECTIVE

    Phoenix-Seneca Strategic Theme Series seeks long-term capital appreciation. Investors should note that the portfolio may invest in small-company stocks, which involve added risks, such as greater price volatility, less liquidity and increased competitive threat.

INVESTMENT ADVISER'S REPORT

    The fourth quarter of 2000 was painful for equity investor in growth stocks. The indiscriminate selling of technology stocks at year-end wiped out all of the gains that growth stock portfolios had earned earlier in the year. The Phoenix-Seneca Strategic Theme Series portfolio suffered from the rout in technology stocks, but ended the year with an annual return of (11.46%), significantly outperforming the Russell 1000 Growth Index's showing of (22.4%).(1)

    For the year, the S&P 500 Index(2) fell 9.19%, its only negative showing since 1990. The broadest measure of U.S. stocks, the Wilshire 5000 Index(3), ended the year down 10.90%, its worst showing since the 1970's. Technology stocks, the largest component of both the Russell 1000 Growth and the S&P 500, were the epicenter of the devastation. For the year, the S&P technology component fell 40%. Indices and strategies with greater technology representation, such as "growth" approaches, suffered the greatest losses for the year.

    The severe correction in growth stocks and the rebound of "value," or low price-earnings multiple, companies produced the widest differential in growth versus value since the inception of the Russell benchmarks in 1979. The outperformance of the Phoenix-Seneca Strategic Theme Series portfolio versus the growth indices was primarily a function of superior stock selection within the technology sector and a significant overweighting in the energy stocks.

    Technology, which did drag the portfolio down in the fourth quarter, provided such a positive contribution in the first three quarters that it was a significant positive for the full year. In fact, the majority of the top contributing stocks for the year were technology stocks such as Extreme Networks, Alteon Websystems and Analog Devices. Energy stocks were strong performers all year long, bucking the market's trend in the fourth quarter. Nabors Industries, an oil and gas driller, was the top contributor to the portfolio in both the quarter and the year.

OUTLOOK

    In 2001, we anticipate a positive turn in market sentiment particularly toward "growth" stocks. The greatest valuation excesses have been wiped out. The markets are discounting extremely gloomy earnings forecasts. If the economy avoids recession, as we expect it will, high quality and financially secure growth companies will provide strong results for investors.

(1) The Russell 1000 Growth Index measures large-cap growth-oriented stock total-return performance.

(2) The S&P 500 Index measures broad stock market total-return performance.

(3) The Wilshire 5000 Index measures large-cap stock total-return performance.

The indices are unmanaged and not available for direct investment.

                     PHOENIX-SENECA STRATEGIC THEME SERIES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         STRATEGIC THEME SERIES   S&P MIDCAP 400 IN-    S&P 500 INDEX**
                                         DEX*
1/29/96                 $10,000                $10,000          $10,000
96                      $11,033                $11,959          $12,144
97                      $12,927                $15,818          $16,197
98                      $18,704                $18,841          $20,855
99                      $28,987                $21,615          $25,263
00                      $25,665                $25,399          $22,942

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/00

                                                                         FROM
                                                                        INCEPTION
                                                                        1/29/96
                                                                          TO
                                                              1 YEAR    12/31/00
--------------------------------------------------------------------------------
Strategic Theme Series                                        (11.46)%    21.09%
--------------------------------------------------------------------------------
S&P Midcap 400 Index*                                          17.51%     20.86%
--------------------------------------------------------------------------------
S&P 500 Index**                                                (9.19)%    18.38%
--------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 1/29/96 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

* The S&P MidCap 400 Index is an unmanaged index composed of companies with market capitalizations between $300 million and $5 billion.

** The S&P 500 Index is an unmanaged, commonly used measure of stock total return performance.

The indices are unmanaged and not available for direct investment.

                     PHOENIX-SENECA STRATEGIC THEME SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000


                                                                           SHARES      VALUE
                                                                          --------  ------------
COMMON STOCKS--88.2%
AEROSPACE/DEFENSE--3.9%
  Boeing Co. (The)......................................................   119,400  $  7,880,400
                                                                                    ------------
BIOTECHNOLOGY--3.6%
  Immunex Corp. (b).....................................................   180,010     7,312,906
                                                                                    ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--7.2%
  Clear Channel Communications, Inc. (b)................................    78,320     3,793,625
  EchoStar Communications Corp. (b).....................................   203,600     4,631,900
  General Motors Corp. Class H (b)......................................   270,600     6,223,800
                                                                                    ------------
                                                                                      14,649,325
                                                                                    ------------
COMMUNICATIONS EQUIPMENT--6.6%
  Corning, Inc..........................................................   152,500     8,053,906
  Scientific-Atlanta, Inc...............................................   166,340     5,416,446
                                                                                    ------------
                                                                                      13,470,352
                                                                                    ------------
COMPUTERS (HARDWARE)--3.0%
  Extreme Networks, Inc. (b)............................................   113,530     4,441,861
  Palm, Inc. (b)........................................................    62,100     1,758,206
                                                                                    ------------
                                                                                       6,200,067
                                                                                    ------------
COMPUTERS (PERIPHERALS)--3.4%
  EMC Corp. (b).........................................................   105,000     6,982,500
                                                                                    ------------
COMPUTERS (SOFTWARE & SERVICES)--4.5%
  Mercury Interactive Corp. (b).........................................   101,550     9,164,887
                                                                                    ------------
ELECTRIC COMPANIES--1.6%
  Southern Energy, Inc. (b).............................................   112,000     3,171,000
                                                                                    ------------
ELECTRONICS (INSTRUMENTATION)--5.5%
  PerkinElmer, Inc......................................................   106,900    11,224,500
                                                                                    ------------
ELECTRONICS (SEMICONDUCTORS)--3.2%
  Fairchild Semiconductor Corp. Class A (b).............................   241,000     3,479,438
  PMC-Sierra, Inc. (b)..................................................    38,000     2,987,750
                                                                                    ------------
                                                                                       6,467,188
                                                                                    ------------
FINANCIAL (DIVERSIFIED)--10.6%
  American Express Co...................................................   152,400     8,372,475
  Citigroup, Inc........................................................   173,706     8,869,863
  Fannie Mae............................................................    50,000     4,337,500
                                                                                    ------------
                                                                                      21,579,838
                                                                                    ------------
HEALTH CARE (HOSPITAL MANAGEMENT)--2.2%
  HCA-The Healthcare Co.................................................   100,000     4,401,000
                                                                                    ------------
NATURAL GAS--2.0%
  El Paso Energy Corp...................................................    58,200     4,168,575
                                                                                    ------------
OIL & GAS (DRILLING & EQUIPMENT)--18.5%
  Diamond Offshore Drilling, Inc........................................    92,140     3,685,600
  Halliburton Co........................................................    78,180     2,834,025
  Nabors Industries, Inc. (b)...........................................   218,500    12,924,275
  Santa Fe International Corp...........................................   256,410     8,221,146
  Weatherford International, Inc. (b)...................................   213,210    10,074,173
                                                                                    ------------
                                                                                      37,739,219
                                                                                    ------------

                                                                           SHARES      VALUE
                                                                          --------  ------------
RETAIL (BUILDING SUPPLIES)--3.0%
  Home Depot, Inc. (The)................................................   134,250  $  6,133,547
                                                                                    ------------
RETAIL (DRUG STORES)--2.6%
  CVS Corp..............................................................    86,800     5,202,575
                                                                                    ------------
SERVICES (COMMERCIAL & CONSUMER)--3.7%
  Crown Castle International Corp. (b)..................................   277,880     7,520,128
                                                                                    ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--3.1%
  Nextel Communications, Inc. Class A (b)...............................   256,440     6,346,890
                                                                                    ------------
TOTAL COMMON STOCKS
  (Identified cost $183,494,131)..................................................   179,614,897
                                                                                    ------------
FOREIGN COMMON STOCKS--2.0%
COMMUNICATIONS EQUIPMENT--2.0%
  TyCom Ltd. (Bermuda) (b)..............................................   179,190     4,009,376
                                                                                    ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $6,337,488)....................................................     4,009,376
                                                                                    ------------
TOTAL LONG-TERM INVESTMENTS--90.2%
  (Identified cost $189,831,619)..................................................   183,624,273
                                                                                    ------------

                                                                STANDARD
                                                                & POOR'S        PAR
                                                                 RATING        VALUE
                                                              (UNAUDITED)      (000)
                                                              ------------  ------------
SHORT-TERM OBLIGATIONS--13.1%
COMMERCIAL PAPER--13.1%
  American Home Products Corp. 6.50%, 1/2/01................  A-1             $ 3,160         3,159,429
  Pitney Bowes Credit Corp. 6.53%, 1/3/01...................  A-1+              4,500         4,498,367
  Enterprise Funding Corp. 6.68%, 1/4/01....................  A-1+              1,138         1,137,367
  Receivables Capital Corp. 6.66%, 1/5/01...................  A-1+              1,080         1,079,201
  Household Finance Corp 6.55%, 1/9/01......................  A-1               2,500         2,496,361
  Goldman Sachs Group, Inc. (The) 6.60%, 1/10/01............  A-1+              3,300         3,294,555
  Honeywell International, Inc. 6.52%, 1/12/01..............  A-1               3,500         3,500,000
  Receivables Capital Corp. 6.65%, 1/16/01..................  A-1+              2,750         2,742,380
  Alcoa, Inc. 6.52%, 1/18/01................................  A-1               1,600         1,595,074
  General Electric Capital Corp. 6.50%, 1/24/01.............  A-1+              1,560         1,553,522
  Alcoa, Inc. 6.50%, 1/29/01................................  A-1               1,600         1,591,911
                                                                                           ------------
                                                                                             26,648,167
                                                                                           ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $26,648,167).........................................................     26,648,167
                                                                                           ------------
TOTAL INVESTMENTS--103.3%
  (Identified cost $216,479,786)........................................................    210,272,440(a)
  Other assets and liabilities, net--(3.3%).............................................     (6,755,280)
                                                                                           ------------
NET ASSETS--100.0%......................................................................   $203,517,160
                                                                                           ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $21,477,307 and gross depreciation of $27,684,653 for federal income tax purposes. At
     December 31, 2000, the aggregate cost of securities for federal income tax purpose was $216,479,786.
(b)  Non-income producing.

                       See Notes to Financial Statements

                     PHOENIX-SENECA STRATEGIC THEME SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS
Investment securities at value (Identified cost
  $216,479,786).............................................  $ 210,272,440
Receivables
  Investment securities sold................................     16,142,319
  Fund shares sold..........................................        267,251
  Interest and dividends....................................         36,064
Prepaid expenses............................................            356
                                                              -------------
    Total assets............................................    226,718,430
                                                              -------------
LIABILITIES
Payables
  Custodian.................................................          8,885
  Investment securities purchased...........................     22,643,833
  Fund shares repurchased...................................        295,140
  Investment advisory fee...................................        130,404
  Financial agent fee.......................................         20,314
  Trustees' fee.............................................            398
Accrued expenses............................................        102,296
                                                              -------------
    Total liabilities.......................................     23,201,270
                                                              -------------
NET ASSETS..................................................  $ 203,517,160
                                                              =============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $ 210,644,229
  Accumulated net realized loss.............................       (919,723)
  Net unrealized depreciation...............................     (6,207,346)
                                                              -------------
NET ASSETS..................................................  $ 203,517,160
                                                              =============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................     13,117,198
                                                              =============
Net asset value and offering price per share................  $       15.52
                                                              =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
  Interest..................................................  $     997,973
  Dividends.................................................        416,771
  Foreign taxes withheld....................................         (8,409)
                                                              -------------
    Total investment income.................................      1,406,335
                                                              -------------
EXPENSES
  Investment advisory fee...................................      1,733,705
  Financial agent fee.......................................        246,116
  Custodian.................................................         54,654
  Printing..................................................         62,359
  Professional..............................................         25,114
  Trustees..................................................          5,715
  Miscellaneous.............................................         10,856
                                                              -------------
    Total expenses..........................................      2,138,519
                                                              -------------
NET INVESTMENT LOSS.........................................       (732,184)
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................     31,678,375
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    (63,982,937)
                                                              -------------
NET LOSS ON INVESTMENTS.....................................    (32,304,562)
                                                              -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ (33,036,746)
                                                              =============

                       See Notes to Financial Statements

                     PHOENIX-SENECA STRATEGIC THEME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED      YEAR ENDED
                                                                 12/31/00        12/31/99
                                                              --------------  --------------
FROM OPERATIONS
  Net investment income (loss)..............................  $    (732,184)  $    (202,770)
  Net realized gain (loss)..................................     31,678,375      13,199,048
  Net change in unrealized appreciation (depreciation)......    (63,982,937)     42,719,485
                                                              -------------   -------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................    (33,036,746)     55,715,763
                                                              -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................             --              --
  Net realized gains........................................    (27,349,242)    (17,567,336)
  In excess of net realized gains...........................       (187,539)     (4,126,364)
  Tax return of capital.....................................             --      (3,466,970)
                                                              -------------   -------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................    (27,536,781)    (25,160,670)
                                                              -------------   -------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (4,520,187 and 4,545,105
    shares, respectively)...................................    101,129,131      81,164,325
  Net asset value of shares issued from reinvestment of
    distributions (1,741,656 and 1,301,555 shares,
    respectively)...........................................     27,536,781      25,160,670
  Cost of shares repurchased (1,922,135 and 1,945,704
    shares, respectively)...................................    (41,925,955)    (34,627,074)
                                                              -------------   -------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................     86,739,957      71,697,921
                                                              -------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................     26,166,430     102,253,014
NET ASSETS
  Beginning of period.......................................    177,350,730      75,097,716
                                                              -------------   -------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $0 AND
    $0, RESPECTIVELY).......................................  $ 203,517,160   $ 177,350,730
                                                              =============   =============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                            YEAR ENDED DECEMBER 31,                FROM INCEPTION
                                                 ----------------------------------------------      1/29/96 TO
                                                   2000         1999         1998        1997         12/31/96
                                                 --------    ----------    --------    --------    --------------
Net asset value, beginning of period.........    $ 20.21      $ 15.40      $ 11.32     $ 10.98         $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...............      (0.07)(4)       --         0.01        0.05            0.04
  Net realized and unrealized gain (loss)....      (2.20)        8.19         5.03        1.82            0.99
                                                 -------      -------      -------     -------         -------
    TOTAL FROM INVESTMENT OPERATIONS.........      (2.27)        8.19         5.04        1.87            1.03
                                                 -------      -------      -------     -------         -------
LESS DISTRIBUTIONS
  Dividends from net investment income.......         --           --        (0.01)      (0.05)          (0.04)
  Dividends from net realized gains..........      (2.40)       (2.36)       (0.95)      (1.16)             --
  In excess of net realized gains............      (0.02)       (0.55)          --       (0.31)             --
  Tax return of capital......................         --        (0.47)          --       (0.01)          (0.01)
                                                 -------      -------      -------     -------         -------
    TOTAL DISTRIBUTIONS......................      (2.42)       (3.38)       (0.96)      (1.53)          (0.05)
                                                 -------      -------      -------     -------         -------
CHANGE IN NET ASSET VALUE....................      (4.69)        4.81         4.08        0.34            0.98
                                                 -------      -------      -------     -------         -------
NET ASSET VALUE, END OF PERIOD...............    $ 15.52      $ 20.21      $ 15.40     $ 11.32         $ 10.98
                                                 =======      =======      =======     =======         =======
Total return.................................     (11.46)%      54.98%       44.69%      17.16%          10.33%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)........    $203,517    $177,351      $75,098     $47,620         $25,972
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)......................       0.92%        0.97%        0.99%       1.00%           1.00%(1)
  Net investment income (loss)...............      (0.32)%      (0.18)%      (0.01)%      0.42%           0.64%(1)
Portfolio turnover rate......................        118%         150%         364%        642%            391%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.14%, and 1.28% for the periods ended December 31, 1997 and 1996, respectively.
(4) Computed using average shares outstanding.

                       See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

NOTE 1--ORGANIZATION

   The Phoenix Edge Series Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund was established as part of the December 8, 1986 reorganization of the Phoenix Home Life Variable Accumulation Account (the "Account") from a management investment company to a unit investment trust under the Investment Company Act of 1940. The Fund is organized with Series which are available only to the subaccounts of the Phoenix Home Life Variable Accumulation Account, Phoenix Home Life Variable Universal Life Account, PHL Variable Accumulation Account, PHL Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account, and Phoenix Home Life Separate Accounts B, C and D.

   The Fund is comprised of 25 Series each having a distinct investment objective. The Phoenix-Aberdeen International Series seeks a high total return consistent with reasonable risk by investing primarily in an internationally diversified portfolio of equity securities. The Phoenix-Aberdeen New Asia Series seeks to provide long-term capital appreciation by investing primarily in diversified equity securities of issuers organized and principally operating in Asia, excluding Japan. The Phoenix-Bankers Trust Dow 30 Series seeks to track the total return of the Dow Jones Industrial Average-SM- before fund expenses. The Phoenix-Bankers Trust Nasdaq-100 Index-Registered Trademark- Series seeks to track the total return of the Nasdaq-100 Index-Registered Trademark- before fund expenses. The Phoenix-Duff & Phelps Real Estate Securities Series seeks to achieve capital appreciation and income with approximately equal emphasis through investments in real estate investment trusts and companies that operate, manage, develop or invest in real estate. The Phoenix-Engemann Capital Growth Series seeks to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Phoenix-Engemann Nifty Fifty
   Series seeks to achieve long-term capital appreciation investing in approximately 50 different securities which offer the potential for long term growth of capital. The Phoenix-Engemann Small & Mid-Cap Growth Series seeks long-term growth of capital by normally investing at least 65% of assets in equities of companies with market capitalizations of less than $1.5 billion. The Phoenix-Federated U.S. Government Bond Series pursues total return by investing primarily in debt obligations of the U.S. government, its agencies and instrumentalities. The Phoenix-Goodwin Money Market Series seeks to provide maximum current income consistent with capital preservation and liquidity. The Phoenix-Goodwin Multi-Sector Fixed Income Series seeks to provide long-term total return by investing in a diversified portfolio of high yield and high quality fixed income securities. The Phoenix-Hollister Value Equity Series seeks to achieve long-term capital appreciation, with income as a secondary consideration, by investing in a diversified portfolio of common stocks which meet certain quantitative standards that indicate above average financial soundness and intrinsic value. The Phoenix-J.P. Morgan Research Enhanced Index Series seeks high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the Standard & Poor's 500 Composite Stock Price Index. The Phoenix-Janus Equity Income Series seeks current income and long-term growth of capital. The Phoenix-Janus Flexible Income Series seeks to obtain maximum total return, consistent with preservation of capital. The Phoenix-Janus Growth
   Series seeks long-term growth of capital in a manner consistent with the preservation of capital. The Phoenix-Morgan Stanley Focus Equity
   Series seeks capital appreciation by investing primarily in equity securities. The Phoenix-Oakhurst Balanced Series seeks to provide reasonable income, long-term growth and conservation of capital. The Phoenix-Oakhurst Growth and Income Series seeks dividend growth, current income and capital appreciation by investing in common stocks. The Phoenix-Oakhurst Strategic Allocation Series seeks a high total return over an extended period of time, consistent with prudent investment risk, by investing in stocks, bonds and money market instruments. The Phoenix-Sanford Bernstein Global Value Series seeks long-term capital growth through investment in equity securities of foreign and U.S. companies. The Phoenix-Sanford Bernstein Mid-Cap Value Series seeks long-term capital appreciation with current income as the secondary investment objective by investing in common stocks of established companies having strong financial position and a low stock market valuation at the time of purchase. The Phoenix-Sanford Bernstein Small-Cap Value Series seeks long-term capital appreciation by investing primarily in small-capitalization stocks that the adviser believes to be undervalued. The Phoenix-Seneca Mid-Cap Growth Series seeks capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The Phoenix-Seneca Strategic Theme Series seeks long-term appreciation of capital by investing in securities that the adviser believes are well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION

   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

   Certain securities held by the following Series were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2000
   December 31, 2000, the total value of securities for which prices were provided by principal market makers represented (approximately) the following percentages of net assets:

SERIES                                                        PERCENTAGE OF NET ASSETS
------                                                        ------------------------
      Phoenix-Goodwin Multi-Sector Fixed Income Series......              3%
      Phoenix-Oakhurst Balanced Series......................               1
      Phoenix-Oakhurst Strategic Allocation Series..........               1

   The Phoenix-Goodwin Money Market Series uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the Series' net asset value per share as determined by using available market quotations and its amortized cost per share. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. The Series attempts to maintain a constant net asset value of $10 per share.

B. SECURITY TRANSACTIONS AND RELATED INCOME

   Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. The Fund does not amortize premiums except for the Phoenix-Goodwin Money Market Series, but does amortize discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

   In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised guide will require the Fund to amortize premium and discount on all fixed income securities, and classify gains and losses on mortgage and asset-backed securities presently included in realized gains and losses, as part of interest income. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting these accounting principles will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of these principles will not be material to the financial statements.

C. INCOME TAXES

   Each of the Series is treated as a separate taxable entity. It is the policy of each Series to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. To the extent that any Series does not distribute substantially all of its taxable earnings, it will be subject to a 4% non-deductible excise tax.

D. DISTRIBUTIONS TO SHAREHOLDERS

   Distributions are recorded by each Series on the ex-dividend date and all distributions are reinvested into the Fund. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS

   Each Series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Series records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. FUTURES CONTRACTS

   A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. A Series may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2000
   entering into a futures contract, the Series is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margins" and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Series is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. OPTIONS

   Phoenix-Aberdeen International Series, Phoenix-Aberdeen New Asia Series, Phoenix-Engemann Capital Growth Series, Phoenix-Engemann Small & Mid-Cap Growth Series, Phoenix-Federated U.S. Government Bond Series, Phoenix-Goodwin Money Market Series, Phoenix-Goodwin Multi-Sector Fixed Income Series, Phoenix-Hollister Value Equity Series, Phoenix-J.P. Morgan Research Enhanced Index Series, Phoenix-Janus Equity Income Series, Phoenix-Janus Flexible Income Series, Phoenix-Janus Growth Series, Phoenix-Morgan Stanley Focus Equity Series, Phoenix-Oakhurst Balanced Series, Phoenix-Oakhurst Growth and Income Series, Phoenix-Oakhurst Strategic Allocation Series, Phoenix-Sanford Bernstein Global Value Series, Phoenix-Seneca Mid-Cap Growth Series and Phoenix-Seneca Strategic Theme Series may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

   Each Series will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

   Each Series may purchase options which are included in the Series' Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

I. EXPENSES

   Expenses incurred by the Fund with respect to any two or more Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.

J. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

   Each Series may engage in when-issued or delayed delivery transactions. The Series record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

K. REPURCHASE AGREEMENTS

   A repurchase agreement is a transaction where a Series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Series, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Series in the event of default by the seller. If the seller defaults and the value of the collateral declines or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

L. SWAP AGREEMENTS

   The Fund may invest in swap agreements for the purpose of hedging against changes in interest rates or foreign currencies. Swap agreements involve the exchange by the Series with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates.

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2000

   At December 31, 2000, the Phoenix-Goodwin Multi-Sector Fixed Income Series had the following swap agreements outstanding:

                                                                                        UNREALIZED
                                                                                       APPRECIATION
   NOTIONAL AMOUNT                                                                    (DEPRECIATION)
---------------------                                                                 --------------
      1,000,000         Agreement with Morgan Stanley Dean Witter terminating on
                        February 1, 2010 to receive interest at 13.20% in exchange
                        for payment of 11.25% on EUR 1,000,000                           $188,000
      1,750,000         Agreement with Morgan Stanley Dean Witter terminating on
                        March 15, 2008 to receive interest at 12.82% in exchange for
                        payment of 10.75% on EUR 1,750,000                                208,473
        750,000         Agreement with Morgan Stanley Dean Witter terminating on
                        March 30, 2005 to receive interest at 13.95% in exchange for
                        payment of 11.625% on EUR 750,000                                  57,000
                                                                                         --------
                                                                                         $453,473
                                                                                         ========

NOTE 3--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

   The Advisers to the Fund are Phoenix Investment Counsel, Inc. ("PIC"), Phoenix Variable Advisors, Inc. ("PVA"), Phoenix-Aberdeen International Advisors, LLC ("PAIA"), and Duff & Phelps Investment Management Co. ("DPIM"). As a compensation for their services to the Fund, the Advisers are entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Series listed below:

                                                                         RATE FOR FIRST  RATE FOR NEXT    RATE FOR OVER
      SERIES                                                 ADVISER      $250 MILLION   $250 MILLION     $500 MILLION
      ------                                              -------------  --------------  -------------  -----------------
      Phoenix-Aberdeen International....................        PIC          0.75%           0.70%            0.65%
      Phoenix-Aberdeen New Asia.........................       PAIA          1.00            1.00             1.00
      Phoenix-Bankers Trust Dow 30......................        PVA          0.35            0.35             0.35
      Phoenix-Bankers Trust Nasdaq-100
        Index-Registered Trademark-.....................        PVA          0.35            0.35             0.35
      Phoenix-Engemann Capital Growth...................        PIC          0.70            0.65             0.60
      Phoenix-Engemann Nifty Fifty......................        PIC          0.90            0.85             0.80
      Phoenix-Engemann Small & Mid-Cap Growth...........        PIC          0.90            0.90             0.90
      Phoenix-Federated U.S. Government Bond............        PVA          0.60            0.60             0.60
      Phoenix-Goodwin Money Market......................        PIC          0.40            0.35             0.30
      Phoenix-Goodwin Multi-Sector Fixed Income.........        PIC          0.50            0.45             0.40
      Phoenix-Hollister Value Equity....................        PIC          0.70            0.65             0.60
      Phoenix-J.P. Morgan Research Enhanced Index.......        PVA          0.45            0.45             0.45
      Phoenix-Janus Equity Income.......................        PVA          0.85            0.85             0.85
      Phoenix-Janus Flexible Income.....................        PVA          0.80            0.80             0.80
      Phoenix-Janus Growth..............................        PVA          0.85            0.85             0.85
      Phoenix-Morgan Stanley Focus Equity...............        PVA          0.85            0.85             0.85
      Phoenix-Oakhurst Balanced.........................        PIC          0.55            0.50             0.45
      Phoenix-Oakhurst Growth and Income................        PIC          0.70            0.65             0.60
      Phoenix-Oakhurst Strategic Allocation.............        PIC          0.60            0.55             0.50
      Phoenix-Sanford Bernstein Global Value............        PVA          0.90            0.90             0.90
      Phoenix-Sanford Bernstein Mid-Cap Value...........        PVA          1.05            1.05             1.05
      Phoenix-Sanford Bernstein Small Cap Value.........        PVA          1.05            1.05             1.05
      Phoenix-Seneca Mid-Cap Growth.....................        PIC          0.80            0.80             0.80
      Phoenix-Seneca Strategic Theme....................        PIC          0.75            0.70             0.65

                                                                         RATE FOR FIRST  RATE FOR NEXT    RATE FOR OVER
                                                                           $1 BILLION     $1 BILLION       $2 BILLION
                                                                         --------------  -------------  -----------------
      Phoenix-Duff & Phelps Real Estate Securities......       DPIM          0.75            0.70             0.65

   Pursuant to a subadvisory agreement with the Fund, certain advisers delegate certain investment decisions and research functions with respect to the following Series to the subadvisor indicated, for which services each is paid a fee by the respective adviser.

      SERIES                                                         SUBADVISER
      ------                                                         ----------
      Phoenix-Aberdeen International                                 Aberdeen Fund Managers, Inc. ("Aberdeen")
      Phoenix-Bankers Trust Dow 30                                   Bankers Trust Company ("Bankers Trust")
      Phoenix-Bankers Trust Nasdaq-100
      Index-Registered Trademark-                                    Bankers Trust Company ("Bankers Trust")
      Phoenix-Engemann Capital Growth                                Roger Engemann & Associates ("Engemann")
      Phoenix-Engemann Nifty Fifty                                   Roger Engemann & Associates ("Engemann")
      Phoenix-Engemann Small & Mid-Cap Growth                        Roger Engemann & Associates ("Engemann")
      Phoenix-Federated U.S. Government Bond                         Federated Investment Management Company ("Federated")
      Phoenix-J.P. Morgan Research Enhanced Index                    J.P. Morgan Investment Management, Inc. ("J.P. Morgan")
      Phoenix-Janus Equity Income                                    Janus Capital Corporation ("Janus")
      Phoenix-Janus Flexible Income                                  Janus Capital Corporation ("Janus")
      Phoenix-Janus Growth                                           Janus Capital Corporation ("Janus")
      Phoenix-Morgan Stanley Focus Equity                            Morgan Stanley Asset Management ("MSAM")
      Phoenix-Sanford Bernstein Global Value                         Alliance Capital Management L.P. ("Alliance")

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2000

      Phoenix-Sanford Bernstein Mid-Cap Value                        Alliance Capital Management L.P. ("Alliance")
      Phoenix-Seneca Mid-Cap Growth                                  Seneca Capital Management, LLC ("Seneca")
      Phoenix-Sanford Bernstein Small Cap Value                      Alliance Capital Management L.P. ("Alliance")
      Phoenix-Seneca Strategic Theme                                 Seneca Capital Management, LLC ("Seneca")

   Aberdeen Fund Managers, Inc. ("Aberdeen") is subadvisor to the Phoenix-Aberdeen International Series. For its services, Aberdeen is paid a fee by the Advisers equal to 0.375% of the average daily net assets of the Phoenix-Aberdeen International Series up to $250 million, 0.35% of such value between $250 million to $500 million and 0.325% of such value in excess of $500 million. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC, of which Phoenix Home Life Mutual Insurance Company ("Phoenix") owns approximately 20%.

   Pursuant to subadvisory agreements, the subadvisors are paid monthly fees as follows. Engemann is paid a monthly fee at the annual rate of 0.45% of the average aggregate daily net assets of the Phoenix-Engemann Nifty Fifty Series up to $250,000,000, 0.45% of such values between $250,000,000 and
   $500,000,000, and 0.40% of such values in excess of $500,000,000. Engemann is also paid a monthly fee at the annual rate of 0.10% of the average aggregate daily net assets of the Phoenix-Engemann Capital Growth Series up to $3 billion and 0.30% of such values in excess of $3 billion. Engemann is also paid a monthly fee at the annual rate of 0.45% of the average aggregate daily net assets of the Phoenix-Engemann Small & Mid-Cap Growth Series. Seneca is paid a monthly fee at the annual rate of 0.40% of the average aggregate daily net assets of the Phoenix-Seneca Mid-Cap Growth Series and 0.10% of the average aggregate daily net assets of the Phoenix-Seneca Strategic Theme Series up to $201 million, 0.375% for next $799 million, 0.35% for next
   $1 billion, and 0.325% of such values in excess of $2 billion. J.P. Morgan is paid a monthly fee at the annual rate of 0.25% of the average aggregate daily net assets of the Phoenix-J.P. Morgan Research Enhanced Index Series up to $100 million and 0.20% of such value in excess of $100 million. Bankers Trust is paid a monthly fee at the annual rate of 0.10% of the average aggregate daily net assets of the Phoenix-Bankers Trust Dow 30 Series, and 0.10% of the average daily assets of the Phoenix-Bankers Trust Nasdaq-100
   Index-Registered Trademark- Series, each subject to a $100,000 annual minimum. Federated is paid a monthly fee at the annual rate of 0.30% of the average aggregate daily net assets of the Phoenix-Federated U.S. Government Bond Series up to $25 million, 0.25% on the next $25 million and 0.20% on the next $50 million. The fee is negotiable on amounts over $100 million. Janus is paid a monthly fee at the annual rate of 0.55% of the average aggregate daily net assets of each of (calculated separately, not in the aggregate) the Phoenix-Janus Equity Income Series, the Phoenix-Janus Flexible Income Series and the Phoenix-Janus Growth Series up to $100 million, 0.50% of such values between $100 million and $500 million, and 0.45% of such values in excess of $500 million. MSAM is paid a monthly fee at the annual rate of 0.55% of the average aggregate daily net assets of the Phoenix-Morgan Stanley Focus Equity Series up to $150 million, 0.45% of such value between $150 million and $300 million, and 0.40% of such value in excess of $300 million. Alliance is paid a monthly fee at the annual rate of 0.65% of the average aggregate daily net assets of the Phoenix-Sanford Bernstein Global Value Series up to $25 million, 0.50% on the next $25 million, 0.45% on the next $25 million, 0.40% on the next $100 million, and 0.30% over $175 million; 1.000% of the average aggregate daily net assets of the Phoenix-Sanford Bernstein Small-Cap Value Series up to $10 million, 0.875% on the next $10 million, and 0.750% over $20 million; and .80% of the average aggregate daily net assets of the Phoenix-Sanford Bernstein Mid-Cap Value Series. Prior to October 1, 2000, Phoenix-Sanford Bernstein Mid-Cap Value Series had a subadvisory agreement with Schafer Capital Management LLC and Schafer was paid a monthly fee at the annual rate of 0.85% of the average aggregate daily net assets up to $175 million and 0.80% of such value in excess of $175 million.

   The investment adviser for the Phoenix-Duff & Phelps Real Estate Securities Series is Duff & Phelps Investment Management Co. ("DPIM"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). As of January 15, 2001, PXP is a wholly-owned subsidiary of Phoenix. For its services, DPIM is entitled to a fee at an annual rate of 0.75% of the average daily net assets for the first $1 billion, 0.70% on the next $1 billion and 0.65% thereafter.

   PAIA serves as the investment adviser to the Phoenix-Aberdeen New Asia Series. PAIA is a joint venture between PM Holdings, Inc., a direct subsidiary of Phoenix, and Aberdeen. PAIA is entitled to a fee, at an annual rate of 1.00% of the average daily net assets of the Phoenix-Aberdeen New Asia Series. Pursuant to subadvisory agreements, PAIA delegates certain investment decisions and functions to other entities. PIC receives a fee of 0.30% of the average daily net assets of the Phoenix-Aberdeen New Asia Series from PAIA for providing research and other domestic advisory services, as needed. In addition, PAIA also pays a subadvisory fee to Aberdeen of 0.40% of the average daily net assets of the Aberdeen New Asia Series for implementing certain portfolio transactions and providing research and other services.

   Each Series (except the Phoenix-Aberdeen International, Phoenix-Aberdeen New Asia, Phoenix-Duff & Phelps Real Estate, Phoenix-Engemann Small and Mid-Cap, Phoenix-J.P. Morgan Research Enhanced Index, Phoenix-Seneca Mid-Cap Growth, and Phoenix-Seneca Strategic Theme Series) pays a portion or all of its other operating expenses (not including management fee, interest, taxes, brokerage fees and commissions), up to 0.15% of its average net assets. The Phoenix-Aberdeen International, Phoenix-Aberdeen New Asia, Phoenix-Duff & Phelps Real Estate, Phoenix-Engemann Small and Mid-Cap, Phoenix-J.P. Morgan Research Enhanced Index, Phoenix-Seneca Mid-Cap Growth, and Phoenix-Seneca Strategic Theme Series pay other operating expenses up to 0.40%, 0.25%, 0.25%, 0.25%, 0.10%, 0.25% and 0.25% respectively, of its average net assets. Expenses above these limits are paid by the Advisers (PIC, DPIM, PVA and PAIA), Phoenix and/or PHL Variable Insurance Company.

   As Financial Agent to the Fund and to each Series, Phoenix Equity Planning Corporation ("PEPCO"), an indirect majority-owned subsidiary of Phoenix, receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2000
   services and oversight of subagent's performance. For the year ended
   December 31, 2000, financial agent fees were $3,613,954, of which PEPCO received $847,350. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

   For the year ended December 31, 2000, the Fund paid PXP Securities Corp., a wholly owned subsidiary of Phoenix, brokerage commissions of $353,942 in connection with portfolio transactions effected by it.

   At December 31, 2000, Phoenix and affiliates held shares in The Phoenix Edge Series Fund which had the following aggregate value:

        Phoenix-Bankers Trust Dow 30 Series..............   $4,777,678
        Phoenix-Bankers Trust Nasdaq-100
          Index-Registered Trademark- Series.............    3,139,131
        Phoenix-Engemann Small & Mid-Cap Growth Series...    3,375,676
        Phoenix-Federated U.S. Government Bond Series....    5,775,627
        Phoenix-Janus Equity Income Series...............    1,961,467
        Phoenix-Janus Flexible Income Series.............    5,255,659
        Phoenix-Morgan Stanley Focus Equity Series.......    4,554,717
        Phoenix-Sanford Bernstein Global Value Series....    7,293,364
        Phoenix-Sanford Bernstein Mid-Cap Value Series...    1,793,456
        Phoenix-Sanford Bernstein Small-Cap Value
          Series.........................................    2,126,634

   In 1999, the Adviser voluntarily contributed capital to the Phoenix-Engemann Capital Growth Series in the amount of $1,142,985 as disclosed in the statement of changes. This contribution offset losses realized on the sale of certain securities by the Series. The Adviser received no shares of beneficial interest or other consideration in exchange for this contribution which increased the net asset value of the Series.

NOTE 4--PURCHASES AND SALES OF SECURITIES

   Purchases and sales of securities during the year ended December 31, 2000 (excluding U.S. Government securities, short-term securities, options written and forward currency contracts) aggregated to the following:

                                                 PURCHASES         SALES
                                               --------------  --------------
      Phoenix-Aberdeen International
        Series...............................  $  239,665,138  $  258,174,899
      Phoenix-Aberdeen New Asia Series.......       9,279,828      10,086,442
      Phoenix-Bankers Trust Dow 30 Series....      20,792,348      10,616,002
      Phoenix-Bankers Trust Nasdaq-100
        Index-Registered Trademark- Series...      10,709,021       2,664,654
      Phoenix-Duff & Phelps Real Estate
        Securities Series....................       7,066,486       8,337,594
      Phoenix-Engemann Capital Growth
        Series...............................   1,557,986,050   1,810,460,666
      Phoenix-Engemann Nifty Fifty Series....      90,345,610      63,918,990
      Phoenix-Engemann Small & Mid-Cap Growth
        Series...............................       8,524,433       1,060,902
      Phoenix-Goodwin Multi-Sector Fixed
        Income Series........................     180,040,218     177,999,606
      Phoenix-Hollister Value Equity
        Series...............................      62,516,213      44,227,846
      Phoenix-J.P. Morgan Research Enhanced
        Index Series.........................      77,659,855      76,367,635
      Phoenix-Janus Equity Income Series.....      20,077,764       8,748,450
      Phoenix-Janus Flexible Income Series...      15,734,510      10,938,616
      Phoenix-Janus Growth Series............      80,488,121       7,028,680
      Phoenix-Morgan Stanley Focus Equity
        Series...............................       9,098,920       6,020,380
      Phoenix-Oakhurst Balanced Series.......     135,401,307     158,588,169
      Phoenix-Oakhurst Growth and Income
        Series...............................      72,176,267      57,025,099
      Phoenix-Oakhurst Strategic Allocation
        Series...............................     230,793,392     261,490,327
      Phoenix-Sanford Bernstein Global Value
        Series...............................       6,894,117          19,263
      Phoenix-Sanford Bernstein Mid-Cap Value
        Series...............................      16,618,670      13,031,438
      Phoenix-Sanford Bernstein Small-Cap
        Value Series.........................       2,318,595          25,501
      Phoenix-Seneca Mid-Cap Growth Series...      90,376,870      44,440,551
      Phoenix-Seneca Strategic Theme
        Series...............................     299,988,129     251,352,529

   There were no purchases or sales of such securities in the Phoenix-Federated U.S. Government Bond Series or the Phoenix-Goodwin Money Market Series.

   Purchases and sales of long-term U.S. Government securities during the year ended December 31, 2000 aggregated the following:

                                              PURCHASES      SALES
                                             -----------  -----------
      Phoenix-Federated U.S. Government
        Bond Series........................  $ 4,561,029  $    60,332
      Phoenix-J.P. Morgan Research Enhanced
        Index Series.......................      151,638           --
      Phoenix-Janus Flexible Income
        Series.............................   10,094,061    5,072,292
      Phoenix-Goodwin Multi-Sector Fixed
        Income Series......................   55,435,313   66,721,706
      Phoenix-Oakhurst Balanced Series.....   11,740,636   19,051,383
      Phoenix-Oakhurst Strategic Allocation
        Series.............................   24,253,570   52,781,293

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2000

   At December 31, 2000, the following Series have entered into futures contracts as follows:

                                                                         VALUE OF                    NET
                                                              NUMBER    CONTRACTS     MARKET      UNREALIZED
                                                 EXPIRATION     OF         WHEN      VALUE OF    APPRECIATION
                                                    DATE     CONTRACTS    OPENED    CONTRACTS   (DEPRECIATION)
                                                 ----------  ---------  ----------  ----------  --------------
      Phoenix-J.P. Morgan Research Enhanced
        Index Series
        Standard & Poor's 500 Index............  March '01       5      $1,708,313  $1,668,750     $(39,563)

      Phoenix-Bankers Trust Dow 30 Series
        Dow Jones Industrial Average Index.....  March '01       1      $  109,490  $  108,730     $   (760)

      Phoenix-Bankers Trust Nasdaq-100
        Index-Registered Trademark- Series
        Standard & Poor's 500 Index............  March '01       1      $   69,475  $   66,750     $ (2,725)

NOTE 5--FORWARD CURRENCY CONTRACTS

   As of December 31, 2000, Phoenix-Goodwin Multi-Sector Fixed Income Series and Phoenix-Sanford Bernstein Global Value Series had entered into the following forward currency contract which contractually obligate the Series to deliver currencies at specified dates:

                                                                                      SETTLEMENT
CONTRACTS TO DELIVER                                         IN EXCHANGE FOR             DATE                VALUE
--------------------                                         ----------------         -----------         -----------
Phoenix-Goodwin Multi-Sector Fixed Income Series
EUR (4,933,000)                                               US$ (4,767,745)           06/07/01          $(4,884,349)
Phoenix-Sanford Bernstein Global Value Series
AUD (150,000)                                                 US$    (82,020)           03/21/01              (83,272)
NZD (140,000)                                                 US$    (58,317)           03/21/01              (61,693)

                                                                  NET
                                                               UNREALIZED
                                                              APPRECIATION
CONTRACTS TO DELIVER                                         (DEPRECIATION)
--------------------                                         --------------
Phoenix-Goodwin Multi-Sector Fixed Income Series
EUR (4,933,000)                                                $(116,604)
Phoenix-Sanford Bernstein Global Value Series
AUD (150,000)                                                     (1,253)
NZD (140,000)                                                     (3,376)
                                                             --------------
                                                               $   4,629
                                                             ==============

    EUR = Euro                 AUD = Australian Dollar
    US$ = U.S. Dollar            NZD = New Zealand Dollar

NOTE 6--CREDIT RISK

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

   High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the subadviser to accurately predict risk.

NOTE 7--LOAN AGREEMENTS

   The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2000

NOTE 8--CAPITAL LOSS CARRYOVERS

   The following Series have capital loss carryovers which may be used to offset future capital gains.

                                                              EXPIRATION DATE
                                                    ------------------------------------
                                                       2004         2005         2006         2007          2008         TOTAL
                                                    ----------   ----------   ----------   -----------   ----------   -----------
Phoenix-Aberdeen New Asia Series..................  $       --   $       --   $1,278,681   $        --   $       --   $ 1,278,681
Phoenix-Bankers Trust Nasdaq-100
  Index-Registered Trademark- Series..............          --           --           --            --       35,822        35,822
Phoenix-Engemann Small & Mid-Cap Growth Series....          --           --           --            --      302,334       302,334
Phoenix-Engemann Nifty Fifty Series...............          --           --       30,157       590,466    5,141,805     5,762,428
Phoenix-Duff & Phelps Real Estate Securities
  Series..........................................          --           --      113,500     1,937,971      822,211     2,873,682
Phoenix-Goodwin Money Market Series...............          44        2,787           --            --           --         2,831
Phoenix-Goodwin Multi-Sector Fixed Income
  Series..........................................          --           --      566,989    15,256,521    6,665,660    22,489,170
Phoenix-Janus Equity Income Series................          --           --           --            --      394,888       394,888
Phoenix-Janus Growth Series.......................          --           --           --            --    1,736,897     1,736,897
Phoenix-Janus Flexible Income Series..............          --           --           --            --       73,339        73,339
Phoenix-Morgan Stanley Focus Equity Series........          --           --           --            --      179,842       179,842
Phoenix-Sanford Bernstein Mid-Cap Value Series....          --           --      285,733       715,167      104,996     1,105,896

   The following Series utilized losses deferred in prior years against 2000 capital gains as follows:

      Phoenix-Aberdeen New Asia Series............................  $1,341,101
      Phoenix-Engemann Nifty Fifty Series.........................      54,531
      Phoenix-Goodwin Money Market Series.........................         924

   Under current tax law, capital and foreign currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2000, the following Series deferred post-October losses as follows:

      Phoenix-Aberdeen International
        Series...............................  $   105,644
      Phoenix-Bankers Trust Nasdaq-100
        Index-Registered Trademark- Series...      111,861
      Phoenix-Engemann Capital Growth
        Series...............................   49,297,686
      Phoenix-Engemann Nifty Fifty Series....    5,762,428
      Phoenix-Engemann Small & Mid-Cap Growth
        Series...............................      156,457
      Phoenix-Goodwin Multi-Sector Fixed
        Income Series........................      339,266
      Phoenix-Hollister Value Equity
        Series...............................       16,146
      Phoenix-J.P. Morgan Research Enhanced
        Index Series.........................      243,891
      Phoenix-Janus Equity Income Series.....      331,764
      Phoenix-Janus Flexible Income Series...      113,944
      Phoenix-Morgan Stanley Focus Equity
        Series...............................       79,248
      Phoenix-Oakhurst Balanced Series.......    2,362,503
      Phoenix-Oakhurst Growth and Income
        Series...............................      242,627
      Phoenix-Oakhurst Strategic Allocation
        Series...............................    3,779,822
      Phoenix-Sanford Bernstein Mid-Cap Value
        Series...............................        7,332
      Phoenix-Sanford Bernstein Small-Cap
        Value Series.........................        2,283
      Phoenix-Seneca Mid-Cap Growth Series...    2,603,886
      Phoenix-Seneca Strategic Theme
        Series...............................    5,537,472

   For the year ended December 31, 2000, prior year capital and currency losses deferred were utilized as follows:

      Phoenix-Aberdeen International
        Series...............................  $   82,444
      Phoenix-Goodwin Multi-Sector Fixed
        Income Series........................     830,114
      Phoenix-Hollister Value Equity
        Series...............................       8,076
      Phoenix-Seneca Mid-Cap Growth Series...      19,622
      Phoenix-Seneca Strategic Theme
        Series...............................   4,329,133

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2000

NOTE 9--RECLASSIFICATION OF CAPITAL ACCOUNTS

   In accordance with accounting pronouncements, the Series have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Series and are designed generally to present undistributed income and realized gains on a tax basis. As of December 31, 2000, the Series recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                               UNDISTRIBUTED     ACCUMULATED      CAPITAL PAID IN
                                                              NET INVESTMENT    NET REALIZED       ON SHARES OF
                                                               INCOME (LOSS)     GAIN (LOSS)    BENEFICIAL INTEREST
                                                              ---------------   -------------   -------------------
Phoenix-Aberdeen International Series.......................     $ (63,992)      $    63,992        $       --
Phoenix-Aberdeen New Asia Series............................        (9,401)           11,405            (2,004)
Phoenix-Bankers Trust Nasdaq-100 Index-Registered Trademark-
  Series....................................................         6,360                --            (6,360)
Phoenix-Engemann Capital Growth Series......................            --        (4,065,340)        4,065,340
Phoenix-Engemann Nifty Fifty Series.........................       275,936                --          (275,936)
Phoenix-Goodwin Multi-Sector Fixed Income Series............      (208,622)          (47,598)          256,220
Phoenix-Hollister Value Equity Series.......................         3,954            (3,954)               --
Phoenix-J.P. Morgan Research Enhanced Index Series..........         5,890            (5,890)               --
Phoenix-Janus Equity Income Series..........................        (3,264)            3,332               (68)
Phoenix-Janus Flexible Income Series........................       (12,558)           12,558                --
Phoenix-Janus Growth Series.................................            63                --               (63)
Phoenix-Morgan Stanley Focus Equity Series..................        24,581               678           (25,259)
Phoenix-Oakhurst Balanced Series............................         7,489           (12,248)            4,759
Phoenix-Oakhurst Strategic Allocation Series................        (2,869)            2,869                --
Phoenix-Sanford Bernstein Global Value Series...............         2,868            (2,868)               --
Phoenix-Sanford Bernstein Mid-Cap Value Series..............        (1,362)            1,362                --
Phoenix-Sanford Bernstein Small-Cap Value Series............          (159)              214               (55)
Phoenix-Seneca Mid-Cap Growth Series........................       139,970          (139,970)               --
Phoenix-Seneca Strategic Theme Series.......................       732,184          (732,184)               --

TAX INFORMATION NOTICE (UNAUDITED)

   For the fiscal year ended December 31, 2000, the following Series distributed long-term capital gain dividends as follows:

Phoenix-Aberdeen International Series.......................  $ 13,343,775
Phoenix-Engemann Capital Growth Series......................    56,728,679
Phoenix-Hollister Value Equity Series.......................       236,244
Phoenix-J.P. Morgan Research Enhanced Index Series..........     3,297,124
Phoenix-Oakhurst Balanced Series............................    26,117,374
Phoenix-Oakhurst Growth and Income Series...................       440,268
Phoenix-Oakhurst Strategic Allocation Series................    39,971,460
Phoenix-Seneca Mid-Cap Growth Series........................     1,369,745
Phoenix-Seneca Strategic Theme Series.......................    17,523,406

This report is not authorized for distribution to prospective investors in The Phoenix Edge Series Fund unless preceded or accompanied by any effective Prospectus which includes information concerning the sales charges, Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
THE PHOENIX EDGE SERIES FUND

    In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the 25 series constituting the Phoenix Edge Series Fund (hereafter referred to as the "Fund") at December 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
February 9, 2001

RESULTS OF SHAREHOLDERS MEETING (UNAUDITED)

A special meeting of Shareholders of The Phoenix Edge Series Fund was held on November 20, 2000 to approve the following matters:

1. Approve the existing investment agreement between each of the following series and Phoenix Variable Advisors, Inc.:
    Phoenix-Bankers Trust Dow 30 Series
    Phoenix-Federated U.S. Government Bond Series
    Phoenix-Janus Equity Income Series
    Phoenix-Janus Flexible Income Series
    Phoenix-Janus Growth Series
    Phoenix-Morgan Stanley Focus Equity Series
    Phoenix-Schafer Mid-Cap Value Series

2. Approve the existing subadvisory agreement between the advisor and Bankers Trust Company with respect to the Phoenix-Bankers Trust Dow 30 Series.

3. Approve the existing subadvisory agreement between the advisor and Federated Investment Management Company with respect to the Phoenix-Federated U.S. Government Series.

4. Approve the existing subadvisory agreement between the advisor and Janus Capital Corporation with respect to the following series
    Phoenix-Janus Equity Income Series
    Phoenix-Janus Flexible Income Series
    Phoenix-Janus Growth Series

5. Approve the existing subadvisory agreement between the advisor and Morgan Stanley Dean Witter Investment Management, Inc. with respect to the Phoenix-Morgan Stanley Focus Equity Series.

6. Approve a new subadvisory agreement between the advisor and Alliance Capital Management L.P. with respect to the Phoenix-Schafer Mid-Cap Value Series.

    On the record date of November 20, 2000, the shares outstanding and percentage of the shares outstanding and entitled to vote that were present by proxy were as follows:

                                                                            PERCENTAGE
                                                                SHARES       PRESENT
SERIES                                                        OUTSTANDING    BY PROXY
------                                                        -----------   ----------
Phoenix-Bankers Trust Dow 30 Series                            1,432,882        100%
Phoenix-Federated U.S. Government Bond Series                    773,880        100%
Phoenix-Janus Equity Income Series                             1,172,927        100%
Phoenix-Janus Flexible Income Series                             930,141        100%
Phoenix-Janus Growth Series                                    5,725,850        100%
Phoenix-Morgan Stanley Focus Equity Series                       721,955        100%
Phoenix-Schafer Mid-Cap Value Series                           1,289,809        100%

NUMBER OF VOTES

                                                                      FOR      AGAINST    ABSTAIN
                                                                   ---------   --------   --------
 1.  Approve the existing investment agreement between each of the following series and Phoenix Variable Advisors, Inc.:
     Phoenix-Bankers Trust Dow 30 Series                           1,276,239    12,595    144,048
     Phoenix-Federated U.S. Government Bond Series                   600,608         0    173,272
     Phoenix-Janus Equity Income Series                            1,036,715    23,365    112,847
     Phoenix-Janus Flexible Income Series                            822,040     6,939    101,162
     Phoenix-Janus Growth Series                                   5,137,576    80,505    507,768
     Phoenix-Morgan Stanley Focus Equity Series                      623,805    28,351     69,799
     Phoenix-Schafer Mid-Cap Value Series                          1,163,937    11,234    114,638

                                                                      FOR      AGAINST    ABSTAIN
                                                                   ---------   --------   --------
 2.  Approve the existing subadvisory agreement between the
       advisor and Bankers Trust Company with respect to the
       Phoenix-Bankers Trust Dow 30 Series.                        1,276,239    12,595    144,048

                                                                      FOR      AGAINST    ABSTAIN
                                                                   ---------   --------   --------
 3.  Approve the existing subadvisory agreement between the
       advisor and Federated Investment Management Company with
       respect to the Phoenix-Federated U.S. Government Series.      600,608         0    173,272

                                                                      FOR      AGAINST    ABSTAIN
                                                                   ---------   --------   --------
 4.  Approve the existing subadvisory agreement between the
       advisor and Janus Capital Corporation with respect to the
       following series
     Phoenix-Janus Equity Income Series                            1,043,448    16,632    112,847
     Phoenix-Janus Flexible Income Series                            825,109     6,939     98,093
     Phoenix-Janus Growth Series                                   5,146,508    96,309    483,033

                                                                      FOR      AGAINST    ABSTAIN
                                                                   ---------   --------   --------
 5.  Approve the existing subadvisory agreement between the
       advisor and Morgan Stanley Dean Witter Investment
       Management, Inc. with respect to the Phoenix-Morgan
       Stanley Focus Equity Series.                                  623,805    28,351     69,799

                                                                      FOR      AGAINST    ABSTAIN
                                                                   ---------   --------   --------
 6.  Approve a new subadvisory agreement between the advisor and
       Alliance Capital Management L.P. with respect to the
       Phoenix-Schafer Mid-Cap Value Series.                       1,154,340    15,246    120,223

THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

BOARD OF TRUSTEES

Frank M. Ellmer
John A. Fabian
Roger A. Gelfenbien
Eunice S. Groark
Frank E. Grzelecki
John R. Mallin
Timothy P. Shriver
Simon Y. Tan
Dona D. Young

EXECUTIVE OFFICERS

Simon Y. Tan, President
Michael E. Haylon, Executive Vice President
Michael J. Gilotti, Executive Vice President
Roger Engemann, Senior Vice President
Gail P. Seneca, Senior Vice President
James D. Wehr, Senior Vice President
Hugh Young, Senior Vice President
Nancy G. Curtiss, Treasurer

INVESTMENT ADVISERS

Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

Duff & Phelps Investment Management Co.
55 East Monroe Street Suite 3600
Chicago, Illinois 60603

Phoenix-Aberdeen International Advisors, LLC
One American Row
Hartford, Connecticut 06102-5056

Phoenix Variable Advisors, Inc.
One American Row
Hartford, Connecticut 06102-5056

CUSTODIANS
The Chase Manhattan Bank
1 Chase Manhattan Plaza
Floor 13B
New York, New York 10081

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust Company
1 Heritage Drive, P2N
North Quincy, Massachusetts 02171

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                      PRSRT STD
P.O. Box 942                                                   U.S. Postage
Greenfield, MA 01302-0942                                           PAID
                                                                   Andrew
                                                                 Associates





















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